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                                                                    EXHIBIT 10.S

                                 [JPMORGAN LOGO]

                      SENIOR SECURED ACQUISITION TERM LOAN
                                CREDIT AGREEMENT

                                      AMONG

                         EL PASO ENERGY PARTNERS, L.P.,

                  EL PASO ENERGY PARTNERS FINANCE CORPORATION,

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,

                             AS DOCUMENTATION AGENT

            UBS WARBURG LLC AND WACHOVIA BANK, NATIONAL ASSOCIATION,

                            AS CO-SYNDICATION AGENTS

                                       AND

                              JPMORGAN CHASE BANK,

                             AS ADMINISTRATIVE AGENT

                          DATED AS OF NOVEMBER 27, 2002

                    ----------------------------------------

                           J.P. MORGAN SECURITIES INC.

                      AS SOLE BOOK RUNNER AND LEAD ARRANGER

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS............................................................................................      2
         Section 1.1           Defined Terms.....................................................................      2
         Section 1.2           Other Definitional Provisions.....................................................     25

ARTICLE II AMOUNT AND TERMS OF LOANS.............................................................................     26
         Section 2.1           Loans.............................................................................     26
         Section 2.2           Repayment of Loans; Evidence of Debt..............................................     26
         Section 2.3           Procedure for Borrowing...........................................................     27
         Section 2.4           Limitation on Loans...............................................................     27
         Section 2.5           Termination of Commitments........................................................     27

ARTICLE III [RESERVED]...........................................................................................     27

ARTICLE IV ARTICLE IV GENERAL PROVISIONS FOR LOANS...............................................................     27
         Section 4.1           Optional and Mandatory Prepayments................................................     27
         Section 4.2           Conversion and Continuation Options...............................................     28
         Section 4.3           Minimum Amounts of Tranches.......................................................     29
         Section 4.4           Interest Rates and Payment Dates..................................................     29
         Section 4.5           Computation of Interest and Fees..................................................     29
         Section 4.6           Inability to Determine Interest Rate..............................................     30
         Section 4.7           Pro Rata Treatment and Payments...................................................     30
         Section 4.8           Illegality........................................................................     31
         Section 4.9           Requirements of Law...............................................................     31
         Section 4.10          Taxes.............................................................................     32
         Section 4.11          Indemnity.........................................................................     34
         Section 4.12          Lenders Obligation to Mitigate....................................................     34
         Section 4.13          Acquisition; Disposition; Redesignation...........................................     34
         Section 4.14          Redesignated Senior Indebtedness..................................................     35
         Section 4.15          Securities Demand.................................................................     35

ARTICLE V REPRESENTATIONS AND WARRANTIES.........................................................................     35
         Section 5.1           Financial Condition...............................................................     35
         Section 5.2           No Change.........................................................................     36
         Section 5.3           Existence; Compliance with Law....................................................     36
         Section 5.4           Power; Authorization; Enforceable Obligations.....................................     36
         Section 5.5           No Legal Bar......................................................................     37
         Section 5.6           No Material Litigation............................................................     37
         Section 5.7           No Default........................................................................     37
         Section 5.8           Ownership of Property; Liens......................................................     38
         Section 5.9           Intellectual Property.............................................................     38
         Section 5.10          No Burdensome Restrictions........................................................     38
         Section 5.11          Taxes.............................................................................     38
         Section 5.12          Federal Regulations...............................................................     38
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         Section 5.13          ERISA.............................................................................     38
         Section 5.14          Investment Company Act; Other Regulations.........................................     38
         Section 5.15          Subsidiaries......................................................................     39
         Section 5.16          Purpose of Loans..................................................................     39
         Section 5.17          Environmental Matters.............................................................     39
         Section 5.18          Accuracy and Completeness of Information..........................................     40
         Section 5.19          Security Documents................................................................     41
         Section 5.20          Joint Venture Charters, G&A Agreement, etc........................................     41
         Section 5.21          Senior Debt.......................................................................     42
         Section 5.22          Solvency..........................................................................     42
         Section 5.23          Transaction.......................................................................     42

ARTICLE VI CONDITIONS PRECEDENT..................................................................................     42
         Section 6.1           Conditions to Extensions of Credit................................................     42

ARTICLE VII AFFIRMATIVE COVENANTS................................................................................     48
         Section 7.1           Financial Statements..............................................................     48
         Section 7.2           Certificates; Other Information...................................................     50
         Section 7.3           Payment of Obligations............................................................     51
         Section 7.4           Conduct of Business and Maintenance of Existence..................................     52
         Section 7.5           Maintenance of Property; Insurance................................................     52
         Section 7.6           Inspection of Property; Books and Records; Discussions............................     52
         Section 7.7           Notices...........................................................................     52
         Section 7.8           Environmental Laws................................................................     53
         Section 7.9           Maintenance of Liens of the Security Documents....................................     54
         Section 7.10          Pledge of After-Acquired Property.................................................     54
         Section 7.11          Agreements Respecting Unrestricted Subsidiaries...................................     55
         Section 7.12          Joint Venture Charters, G&A Agreement, etc........................................     55
         Section 7.13          Use of Proceeds...................................................................     55
         Section 7.14          Undertaking with respect to the EPN Revolving Credit Commitments..................     56

ARTICLE VIII NEGATIVE COVENANTS..................................................................................     56
         Section 8.1           Financial Condition Covenants.....................................................     56
         Section 8.2           Limitation on Indebtedness........................................................     56
         Section 8.3           Limitation on Liens...............................................................     57
         Section 8.4           Limitation on Guarantee Obligations...............................................     59
         Section 8.5           Limitations on Fundamental Changes................................................     60
         Section 8.6           Limitation on Sale of Assets......................................................     60
         Section 8.7           Limitation on Dividends...........................................................     61
         Section 8.8           Limitation on Investments, Loans and Advances.....................................     62
         Section 8.9           Limitation on Optional Payments and Modifications of Certain Agreements...........     63
         Section 8.10          Limitation on Transactions with Affiliates........................................     63
         Section 8.11          Limitation on Sales and Leasebacks................................................     64
         Section 8.12          Limitation on Changes in Fiscal Year..............................................     64
         Section 8.13          Limitation on Lines of Business...................................................     64
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         Section 8.14          Governing Documents...............................................................     64
         Section 8.15          Compliance with ERISA.............................................................     64
         Section 8.16          Limitation on Restrictions Affecting Subsidiaries.................................     65
         Section 8.17          Creation of Restricted Subsidiaries...............................................     65
         Section 8.18          Hazardous Materials...............................................................     65
         Section 8.19          Holding Companies.................................................................     65
         Section 8.20          No Voluntary Termination of Joint Venture Charters................................     66
         Section 8.21          Actions by Joint Ventures.........................................................     66
         Section 8.22          Hedging Transactions..............................................................     66

ARTICLE IX EVENTS OF DEFAULT.....................................................................................     66

ARTICLE X THE ADMINISTRATIVE AGENT...............................................................................     70
         Section 10.1          Appointment.......................................................................     70
         Section 10.2          Delegation of Duties..............................................................     70
         Section 10.3          Exculpatory Provisions............................................................     70
         Section 10.4          Reliance by Administrative Agent..................................................     70
         Section 10.5          Notice of Default.................................................................     71
         Section 10.6          Non-Reliance on Administrative Agent and Other Lenders............................     71
         Section 10.7          Indemnification...................................................................     72
         Section 10.8          Administrative Agent in Its Individual Capacity...................................     72
         Section 10.9          Successor Administrative Agent....................................................     72
         Section 10.10         Other Agents......................................................................     72

ARTICLE XI MISCELLANEOUS.........................................................................................     73
         Section 11.1          Amendments and Waivers............................................................     73
         Section 11.2          Notices...........................................................................     73
         Section 11.3          No Waiver; Cumulative Remedies....................................................     74
         Section 11.4          Survival of Representations and Warranties........................................     74
         Section 11.5          Payment of Expenses and Taxes.....................................................     74
         Section 11.6          Successors and Assigns; Participations; Purchasing Lenders........................     75
         Section 11.7          Adjustments; Set-off..............................................................     78
         Section 11.8          Counterparts......................................................................     79
         Section 11.9          Severability......................................................................     79
         Section 11.10         Integration.......................................................................     79
         Section 11.11         Usury Savings Clause..............................................................     79
         Section 11.12         GOVERNING LAW.....................................................................     80
         Section 11.13         Submission To Jurisdiction; Waivers...............................................     80
         Section 11.14         Acknowledgements..................................................................     80
         Section 11.15         Confidentiality...................................................................     81
         Section 11.16         WAIVERS OF JURY TRIAL.............................................................     81
         Section 11.17         ACKNOWLEDGEMENT OF NO CLAIMS, OFFSETS OR DEFENSES; RELEASE BY THE LOAN PARTIES....     81
         Section 11.18         Releases..........................................................................     82
         Section 11.19         Co-Borrower's Obligations.........................................................     83
         Section 11.20         Intercreditor Agreement...........................................................     83
         Section 11.21         Certain Reorganization Transactions...............................................     83
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         Section 11.22         Certain Permitted Transactions....................................................     83

ARTICLE XII THE COLLATERAL AGENT.................................................................................     84
         Section 12.1          Appointment.......................................................................     84
         Section 12.2          Delegation of Duties..............................................................     85
         Section 12.3          Exculpatory Provisions............................................................     85
         Section 12.4          Reliance by Collateral Agent......................................................     85
         Section 12.5          Notice of Default.................................................................     85
         Section 12.6          Indemnification...................................................................     86
         Section 12.7          Successor Collateral Agent........................................................     86
         Section 12.8          Amendment.........................................................................     86
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ANNEXES

Annex I           Applicable Margin

SCHEDULES

Schedule I        Lenders, Commitments and Loan Percentages
Schedule 5.6      Litigation
Schedule 5.15     Subsidiaries
Schedule 5.17     Environmental Matters

EXHIBITS

Exhibit A         Form of Note
Exhibit B         Form of EPEPC Guarantee
Exhibit C         Form of EPEPC Security Agreement (G&A Agreement)
Exhibit D         Form of Borrower Guarantee
Exhibit E         Form of Borrower Pledge Agreement
Exhibit F         Form of Borrower Security Agreement
Exhibit G         Form of Subsidiaries Guarantee
Exhibit H         Form of Subsidiary Pledge Agreement
Exhibit I         From of Subsidiary Security Agreement
Exhibit J         Form of Guarantees and Security Documents Confirmation
Exhibit K         Form of Amended and Restated Intercreditor Agreement
Exhibit L         Form of Assignment and Assumption
Exhibit M         Form of Environmental Compliance Certificate
Exhibit N         Form of Borrowing Certificate
Exhibit O         Description of Chaco Transactions

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         SENIOR SECURED ACQUISITION TERM LOAN CREDIT AGREEMENT, dated as of
November 27, 2002, among EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), each bank and other financial institution from time to time party to this Agreement (the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P., as documentation agent (the "Documentation Agent"), UBS WARBURG LLC and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents (the "Co-Syndication Agents"), and JPMORGAN CHASE BANK, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower and El Paso Corporation, a Delaware corporation ("El Paso"), have entered into the Acquisition Document (as hereinafter defined) for the purchase by the Borrower of certain equity interests, certain natural gas gathering assets located in the San Juan Basin of New Mexico and Colorado certain natural gas liquids transportation and fractionation assets located in Texas and certain oil and natural gas gathering assets located in the offshore deep water regions of the Gulf of Mexico that are owned by El Paso or its Subsidiaries (as hereinafter defined) for an aggregate consideration of up to $782,000,000, subject to closing adjustments, as more fully provided therein;

         WHEREAS, an equity investment of not less than $350,000,000 (the "Equity Investment") consisting of Series C units issued by the Borrower to El Paso is to be effected as a portion of the consideration owed to El Paso under the terms of the Acquisition Document;

         WHEREAS, the Borrower and the Co-Borrower are issuing senior subordinated debt securities in the form of Senior Subordinated Notes (as hereinafter defined) in a public or private offering in a face amount not less than $200,000,000 (the "Acquisition Offering"), the net proceeds of which will be available to the Borrower to fund a portion of the consideration owed to El Paso under the terms of the Acquisition Document;

         WHEREAS, the Equity Investment and the Acquisition Offering together with the proceeds of the Loans (as hereinafter defined) will be used to consummate the acquisition, purchase and sale contemplated by the Acquisition Document;

         WHEREAS, the Borrower has requested that the Lenders make such Loans to it and the Co-Borrower, and the Lenders are prepared to make such Loans upon and subject to the terms hereof;

         WHEREAS, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Documentation Agent are willing to become parties hereto, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

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                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Acquired Business": as defined in subsection 8.8(e).

         "Acquisition": the acquisition and purchase by the Borrower from El Paso or its Subsidiaries of (i) all of the equity interests in ANR Central, EP San Juan and EP South Texas and their respective assets, (ii) an indirect 50% equity interest in Coyote Gas, (iii) certain residual interests related to the Chaco cryogenic plant, and (iv) the Typhoon Oil Gathering System, for an aggregate consideration of up to $782,000,000, subject to closing adjustments, pursuant to the terms and conditions of the Acquisition Document.

         "Acquisition Document": the Contribution, Purchase and Sale Agreement, by and between El Paso, as seller, and the Borrower, as buyer, dated as of November 21, 2002 governing the terms and conditions of the Acquisition.

         "Acquisition Offering": as defined in the Recitals hereto.

         "Administrative Agent": as defined in the introductory paragraph of this Agreement.

         "Administrative Questionnaire": an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided, that any third Person which also beneficially owns 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of a Joint Venture or Subsidiary shall not be deemed to be an Affiliate of the Borrower and its Subsidiaries or Joint Ventures merely because of such common ownership.

         "Agreement": this Senior Secured Acquisition Term Loan Credit Agreement, as amended, supplemented or otherwise modified from time to time.

         "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by

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federal funds brokers, as published on the next succeeding Business Day by the
Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Alternate Base Rate Loans": Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

         "ANR Central": ANR Central Gulf Gathering Company, L.L.C., a Delaware limited liability company acquired as a Restricted Subsidiary in the Acquisition.

         "Applicable Margin": for each Type of Loan, the rate per annum specified in Annex I attached hereto, which rate is based on the ratings by Standard & Poor's Ratings Services (or any successor statistical rating organization) ("S&P") or Moody's Investors Service, Inc. (or any successor statistical rating organization) ("Moody's") of the senior, secured long-term bank debt of the Borrower in effect at the time of such determination.

         "Approved Fund": any Person (other than a natural person) that is (or will be) engaged in making, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Argo": Argo, L.L.C., a Delaware limited liability company.

         "Argo I": Argo I, L.L.C., a Delaware limited liability company.

         "Argo II": Argo II, L.L.C., a Delaware limited liability company.

         "Arizona Gas": Arizona Gas Storage, L.L.C., a Delaware limited liability company.

         "Assignment and Assumption": an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.6), and accepted by the Administrative Agent, in the form of Exhibit L or any other form approved by the Administrative Agent.

         "Atlantis": Atlantis Offshore, L.L.C., a Delaware limited liability company.

         "Borrower": as defined in the introductory paragraph of this Agreement.

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         "Borrower Guarantee": the Guarantee made by the Borrower and the
Co-Borrower in favor of the EPNHC Administrative Agent for the benefit of the EPNHC Lenders in the form of Exhibit D hereto.

         "Borrower Pledge Agreement": the Amended and Restated Borrower Pledge and Security Agreement made by the Borrower in favor of the Collateral Agent for the benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit E hereto, as amended, supplemented and modified by the Guarantees and Security Document Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "Borrower Security Agreement": the Amended and Restated Borrower Security Agreement made by the Borrower in favor of the Collateral Agent for the benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit F hereto, as amended, supplemented and modified by the Guarantees and Security Document Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "Business": as defined in Section 5.17.

         "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Calculation Period": each period of four consecutive fiscal quarters of the Borrower.

         "Cameron Highway": Cameron Highway Oil Pipeline Company, a Delaware general partnership and a Joint Venture to be created by the Borrower and one or more Persons that are not Affiliates of the Borrower to construct, own and operate the Cameron Highway Oil Pipeline.

         "Cameron Highway Clawback": the "clawback" and similar obligations to be incurred by the Borrower and any Restricted Subsidiary under the Cameron Highway Financing Documents in an aggregate amount not to exceed $50,000,000 at any one time outstanding.

         "Cameron Highway Financing": the loans to be made to Cameron Highway under the Cameron Highway Financing Documents to finance the construction and operation of the Cameron Highway Oil Pipeline.

         "Cameron Highway Financing Documents": (i) the Credit Agreement to be entered into among Cameron Highway, as Borrower, JPMorgan Chase Bank (or another financial lending institution), individually and as Administrative Agent, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced or otherwise modified from time to time.

         "Cameron Highway Oil Pipeline": an approximately 390-mile crude oil pipeline servicing the offshore deep water regions of the Gulf of Mexico.

         "Capital Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

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         "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing. In addition, with respect to the Borrower, "Capital Stock" shall include the Units and the General Partnership Interest.

         "Cash Equivalents": (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iv) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (x) any Lender, (y) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 or (z) any bank which has a short-term commercial paper rating meeting the requirements of clause (iii) above (any such Lender or bank, a "Qualifying Lender"); (v) eurodollar time deposits having a maturity of less than one year purchased directly from any Lender (whether such deposit is with such Lender or any other Lender hereunder) or issued by any Qualifying Lender; and (vi) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

         "Chaco": The Chaco Liquids Plant Trust, a Massachusetts business trust, which became a Restricted Subsidiary of the Borrower in connection with the Chaco Transactions.

         "Chaco Transactions": The series of related transactions among the Borrower, certain subsidiaries of El Paso and certain other entities with respect to the Chaco cryogenic plant and certain related facilities located in San Juan County, New Mexico, which transactions are more specifically described as of May 16, 2001 on Exhibit O hereto.

         "Change in Control": (a) the acquisition by any Person or two or more Persons acting in concert (other than the management of El Paso as of the Closing Date and the shareholders of El Paso as of the Closing Date) of beneficial ownership (within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission and now in effect under the Securities Exchange Act of 1934, as amended) of 50% or more of the issued and outstanding shares of voting stock of El Paso; (b) the occurrence of a "change in control" under the Senior Subordinated Note Indentures; or (c) the occurrence of any of the following:

                  (1) the sale, transfer, lease, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Borrower and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than the El Paso Group;

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                  (2)      the adoption of a plan relating to the liquidation or
         dissolution of the Borrower or the General Partner; or

                  (3) such time as the El Paso Group ceases to own, directly or indirectly, all of the general partner interests of the Borrower or members of the El Paso Group cease to serve as the only general partners of the Borrower.

         Notwithstanding the foregoing, (i) a conversion of the Borrower from a limited partnership to a corporation, limited liability company or other form of entity or an exchange of all of the outstanding limited partnership interests for Capital Stock in a corporation, for member interests in a limited liability company or for any other equity interests in such other form of entity shall not constitute a Change of Control, so long as following such conversion or exchange the El Paso Group beneficially owns, directly or indirectly, in the aggregate more than 50% of the securities having ordinary voting power for the election of directors of such entity, or any combination thereof, and continues to own a sufficient number of the outstanding voting securities of such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity, and (ii) consummation of the i-share Transactions shall not constitute a Change of Control.

         "Closing Date": November 27, 2002.

         "Co-Borrower": as defined in the introductory paragraph to this Agreement.

         "Co-Syndication Agents": as defined in the introductory paragraph of this Agreement.

         "Code": the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral": the "Collateral" as defined in the several Security Documents.

         "Collateral Agent": JPMorgan, in its capacity as Collateral Agent as appointed by the EPN Group Lenders and its successors and assigns.

         "Commitment": as to any Lender, the obligation of such Lender to make Loans hereunder on the Closing Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule I, as such amount may be reduced or terminated in accordance with the provisions of this Agreement.

         "Commodity Hedging Program": any hedge agreement designed to protect the Borrower or any of its Subsidiaries against fluctuations in petroleum prices.

         "Common Unit": a partnership interest of a limited partner of the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower and having the rights and obligations specified with respect to Common Units in the Partnership Agreement.

         "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

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         "Consolidated EBITDA": for any period and in accordance with Section
4.13, the Consolidated Net Income ((i) including earnings and losses from discontinued operations, except to the extent that any such losses represent reserves for losses attributable to the planned disposition of material assets,
(ii) excluding extraordinary gains, and gains and losses arising from the sale of material assets, and (iii) including other non-recurring losses) for such period, plus (x) the aggregate amount of cash distributions received by the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) from Unrestricted Subsidiaries and Joint Ventures (other than cash proceeds funded from the refinancing of the original capital investment by the Borrower and its Subsidiaries in Unrestricted Subsidiaries and Joint Ventures), and (y) to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of (a) interest expense, amortization of debt discount and debt issuance costs (including the write-off of such costs in connection with prepayments of debt) and commissions, discounts and other fees and charges associated with standby letters of credit, (b) taxes measured by income accrued as an expense during such period, (c) depreciation, depletion, and amortization expense, and (d) non-cash compensation expense resulting from the accounting treatment applied, in accordance with GAAP, to management's equity interest minus the equity of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) in the earnings of Unrestricted Subsidiaries and Joint Ventures; provided that Consolidated EBITDA shall exclude any insurance proceeds relating to the Poseidon casualty described in SEC reports up to an aggregate amount of $6,000,000; provided, further, that for the Calculation Periods ending September 30, 2002 and December 31, 2002, the pro forma adjustments required by Section
4.13 as a result of the Acquisition shall be calculated as follows: (A) in the case of the Calculation Period ending September 30, 2002, the sum of the actual EBITDA attributable to the San Juan Assets for the calendar quarters ending June 30, 2002 and September 30, 2002 multiplied by 2 and (B) in the case of the Calculation Period ending December 31, 2002, the sum of the actual EBITDA attributable to the San Juan Assets for the calendar quarters ending June 30, 2002, September 30, 2002 and December 31, 2002 multiplied by 4/3.

         "Consolidated Interest Expense": for any period, and in accordance with
Section 4.13, total cash interest expense (including that attributable to Capital Leases) of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) for such period with respect to all outstanding Indebtedness of the Borrower and such Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

         "Consolidated Net Income": for any period, and in accordance with
Section 4.13, the net income or net loss of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) for such period determined in accordance with GAAP on a consolidated basis.

         "Consolidated Net Worth": as of the date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries) at such date.

         "Consolidated Tangible Net Worth": as of the date of determination and in accordance with Section 4.13, Consolidated Net Worth after deducting therefrom the following:

                  (a) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

                  (b)      patents, trademarks, copyrights;

                  (c) leasehold improvements not recoverable at the expiration of a lease; and

                  (d) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

         "Consolidated Total Indebtedness": at any time and in accordance with
Section 4.13, all Indebtedness of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries) at such time.

         "Consolidated Total Senior Indebtedness": at any time and in accordance with Section 4.13, Consolidated Total Indebtedness less the aggregate outstanding principal amount of the Senior Subordinated Notes at such time.

         "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Copper Eagle": Copper Eagle Gas Storage, L.L.C., a Delaware limited liability company.

         "Coyote Gas": Coyote Gas Treating, LLC, a Colorado limited liability company owned 50% by EP San Juan, which ownership interest was acquired in the Acquisition.

         "Crystal Holding": Crystal Holding, L.L.C., a Delaware limited liability company.

         "Default": any of the events specified in Article IX, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Delos": Delos Offshore Company, L.L.C., a Delaware limited liability company.

         "Documentation Agent": as defined in the introductory paragraph of this Agreement.

         "Documents": as defined in subsection 5.20(b).

         "Dollars" and "$": dollars in lawful currency of the United States of America.

         "East Breaks": East Breaks Gathering Company, L.L.C., a Delaware limited liability company.

         "El Paso": as defined in the Recitals hereto.

         "El Paso Energy Management": means El Paso Energy Management, L.L.C., a Delaware limited liability company.

         "El Paso Energy Management Registration Statements": means the Forms S-1 and S-3 (registration numbers 333-97963 and 333-97963-01, respectively) jointly filed, with the Securities and Exchange Commission by El Paso Energy Management and the Borrower, respectively, as such registration statements are amended and supplemented from time to time.

         "El Paso Group": collectively, (1) El Paso, and (2) each Person which is a direct or indirect Subsidiary of El Paso, including, without limitation, El Paso Energy Management.

         "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, as now or may at any time hereafter be in effect.

         "EP Deepwater": El Paso Energy Partners Deepwater, LLC, a Delaware limited liability company.

         "EP Operating": El Paso Energy Partners Operating Company, L.L.C., a Delaware limited liability company.

         "EP San Juan": El Paso San Juan, L.L.C., a Delaware limited liability company acquired as a Restricted Subsidiary in the Acquisition.

         "EP South Texas": El Paso South Texas, L.P., a Delaware limited partnership acquired as a Restricted Subsidiary in the Acquisition.

         "EP Transport" El Paso Energy Partners Oil Transport Systems, L.L.C., a Delaware limited liability company.

         "EPEPC": El Paso Energy Partners Company, a Delaware corporation.

         "EPEPC Guarantee": the Amended and Restated Guarantee made by EPEPC in favor of the EPN Group Administrative Agents for the benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit B hereto, as amended, supplemented and modified by the Guarantees and Security Documents Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "EPEPC Security Agreement": the Amended and Restated Security Agreement (G&A Agreement) made by EPEPC in favor of the Collateral Agent for the benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit C hereto, as amended, supplemented and modified by the Guarantees and Security Documents Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "EPGT Texas Pipeline": EPGT Texas Pipeline, L.P., a Delaware limited partnership.

         "EPN Administrative Agent": JPMorgan in its capacity as administrative agent under the EPN Credit Agreement.

         "EPN Aggregate Outstanding Revolving Credit Extensions of Credit": shall have the same meaning as the defined term "Aggregate Outstanding Revolving Credit Extensions of Credit" in the EPN Credit Agreement.

         "EPN Arizona": EPN Arizona Gas, L.L.C., a Delaware limited liability company.

         "EPN Credit Agreement": The Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002, among EPN, EPEPFC, the EPN Lenders party thereto, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as amended by the First Amendment to Sixth Amended and Restated Credit Agreement dated as of November 21, 2002, and as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

         "EPN Gathering and Treating": EPN Gathering and Treating Company, L.P., a Delaware limited partnership.

         "EPN Gathering and Treating GP Holding": EPN Gathering and Treating GP Holding, L.L.C., a Delaware limited liability company.

         "EPN GP Holding": EPN GP Holding, L.L.C., a Delaware limited liability company.

         "EPN GP Holding I": EPN GP Holding I, L.L.C., a Delaware limited liability company.

         "EPN Group Administrative Agents": the Administrative Agent, the EPN Administrative Agent and the EPNHC Administrative Agent.

         "EPN Group Lenders": the Lenders, the EPN Lenders and the EPNHC
Lenders.

         "EPN Holding Company I": EPN Holding Company I, L.P., a Delaware limited partnership.

         "EPN Lenders": shall have the same meaning as the defined term "Lenders" in the EPN Credit Agreement.

         "EPN Loan Documents": shall have the same meaning as the defined term "Loan Documents" in the EPN Credit Agreement.

         "EPN Loan Obligations": shall have the same meaning as the defined term "Obligations" in the EPN Credit Agreement.

         "EPN NGL": EPN NGL Storage, L.L.C., a Delaware limited liability company, formerly known as Crystal Properties and Trading Company, L.L.C.

         "EPN Revolving Credit Commitments": shall have the same meaning as the defined term "Revolving Credit Commitments" in the EPN Credit Agreement.

         "EPN Term Loans": shall have the same meaning as the defined term "Term Loans" in the EPN Credit Agreement.

         "EPNHC": EPN Holding Company, L.P., a Delaware limited partnership.

         "EPNHC Administrative Agent": shall have the same meaning as the defined term "Administrative Agent" in the EPNHC Credit Agreement.

         "EPNHC Credit Agreement": that certain Credit Agreement, dated as of April 8, 2002, as amended and restated through October 10, 2002, among EPNHC, the EPNHC Lenders party thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of November 21, 2002, and as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with
Section 8.9.

         "EPNHC Lenders": shall have the same meaning as the defined term "Lenders" in the EPNHC Credit Agreement.

         "EPNHC Loan Documents": shall have the same meaning as the defined term "Loan Documents" in the EPNHC Credit Agreement.

         "EPNHC Loan Obligations": shall have the same meaning as the defined term "Obligations" in the EPNHC Credit Agreement.

         "EPNHC Term Loans": shall have the same meaning as the defined term "Term Loans" in the EPNHC Credit Agreement.

         "Equity Investment": as defined in the Recitals hereto.

         "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

         "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate appearing on page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M., London time, two Working Days prior to the beginning of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Base Rate" with respect to such Eurodollar Loans for such Interest Period shall be the rate at which dollar deposits of a comparable amount to such Eurodollar Loans and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 A.M., London time, two Working Days prior to the commencement of such Interest Period.

         "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

         "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                              --------------------
                    1.00 - Eurocurrency Reserve Requirements

         "Event of Default": any of the events specified in Article IX, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Federal Funds Effective Rate": as defined in the definition of Alternate Base Rate.

         "FERC": the Federal Energy Regulatory Commission and any successor thereto.

         "First Reserve": First Reserve Gas, L.L.C., a Delaware limited liability company.

         "Flextrend": Flextrend Development Company, L.L.C., a Delaware limited liability company.

         "Foreign Lender": any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "G&A Agreement" means (i) the General and Administrative Services Agreement (formerly the Management Agreement (as defined in the Existing Credit Agreement)), dated as of April 8, 2002 by and between DeepTech International Inc., a Delaware corporation, the General Partner and El Paso Field Services, L.P., a Delaware limited partnership, as in effect on the Closing Date, and as further amended, modified or supplemented from time to time in accordance with
Section 8.9, or (ii) any other agreement or arrangement, reasonably acceptable to the Administrative Agent, providing management, administrative, operational and other functions to the Borrower adequate to allow the Borrower to conduct operations consistent with past practices.

         "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

         "Gateway": Deepwater Gateway L.L.C., a Delaware limited liability company and a Joint Venture created by the Borrower and Cal Dive International, Inc. to initially develop and construct the Marco Polo Platform by, among other things, building and constructing platforms located in, and providing related services with respect to, the Marco Polo Field.

         "General Partner": EPEPC in its capacity as the general partner of the Borrower or any other Person acting as general partner of the Borrower.

         "General Partnership Interest": all general partnership interests in the Borrower.

         "Governmental Approval": any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Authority.

         "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Green Canyon": Green Canyon Pipe Line Company, L.P., a Delaware limited partnership.

         "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Guarantees": collectively, the EPEPC Guarantee, the Borrower Guarantee, and the Subsidiaries Guarantee.

         "Guarantees and Security Documents Confirmation": the Guarantees and Security Documents Confirmation made by each of the Borrower, the Co-Borrower, EPEPC, and the Subsidiary Guarantors in favor of the Collateral Agent and the EPN Group Administrative Agents, substantially in the form of Exhibit J hereto, amending, supplementing and modifying the EPEPC Guarantee, the Subsidiaries Guarantee and the Security Documents to reflect a Lien on the Collateral to secure the Obligations and the Guarantee Obligations of EPEPC and the Subsidiary Guarantors with respect thereto.

         "Hattiesburg Sales": Hattiesburg Industrial Gas Sales, L.L.C., a Delaware limited liability company.

         "Hattiesburg Storage": Hattiesburg Gas Storage Company, a Delaware general partnership.

         "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

         "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "High Island": High Island Offshore System, L.L.C., a Delaware limited liability company.

         "Hub Services": El Paso Hub Services Company, L.L.C., a Delaware limited liability company.

         "i-share Transactions": as defined in subsection 11.22(b).

         "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and which in any event are no more than 120 days past due or, if more than 120 days past due, are being contested in good faith and adequate reserves with respect thereto have been made on the books, of such Person), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of outstanding letters of credit (other than commercial letters of credit with an initial maturity date of less than 90 days), acceptances and similar obligations issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (f) for purposes of the covenants set forth in Section 8.1, the net obligations of such Person under Hedge Agreements.

         "Indian Basin": El Paso Indian Basin, L.P., a Delaware limited partnership.

         "Initial Lenders" shall mean, collectively, JPMorgan, Goldman Sachs Credit Partners L.P., UBS AG, Stamford Branch and Wachovia Bank, National Association.

         "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "Insolvent": pertaining to a condition of Insolvency.

         "Intercreditor Agreement": the Amended and Restated Intercreditor Agreement dated as of the Closing Date between the Administrative Agent, for the benefit of the Lenders, the EPN Administrative Agent, for the benefit of the EPN Lenders, the EPNHC Administrative Agent, for the benefit of the EPNHC Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, and the Collateral Agent and acknowledged by the Borrower, the Co-Borrower and EPNHC, substantially in the form of Exhibit K hereto, as such agreement may be further amended, modified and supplemented from time to time including, without limitation, in connection with the closing of the Cameron Highway Financing, at which time the administrative agent for the lenders in connection with the Cameron Highway Financing, for the benefit of the lenders thereunder, will become a party to such Intercreditor Agreement; which Intercreditor Agreement shall provide for the creation, administration and foreclosure of Liens on the Collateral on a pari passu basis as described in subsection 8.3(i).

         "Interest Payment Date": (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December, commencing December 31, 2002, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period": with respect to any Eurodollar Loan:

                  (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one or two weeks or one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one or two weeks or one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Working Days prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month or week in which event such Interest Period shall end on the immediately preceding Working Day;

                  (2) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date;

                  (3) except for one or two week Interest Periods, any Interest Period pertaining to a Eurodollar Loan that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

                  (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

         "Intrastate": El Paso Energy Intrastate, L.P., a Delaware limited partnership.

         "Joint Venture": any Person in which the Borrower and/or its Subsidiaries hold more than 5% but less than a majority of the equity interests, and which does not constitute a Subsidiary of the Borrower, whether direct or indirect; provided that Atlantis, Cameron Highway, Copper Eagle, Coyote Gas, Gateway and Poseidon Venture and their respective Subsidiaries shall be deemed a Joint Venture for purpose of the Loan Documents unless any such Person becomes a Subsidiary in accordance with the definition thereof.

         "Joint Venture Charter": with respect to each Joint Venture, the partnership agreement, certificate of incorporation, by-laws, limited liability company agreement or other constitutive documents of such Joint Venture, as each of the same may be further amended, supplemented or otherwise modified in accordance with Section 8.9.

         "JPMorgan": JPMorgan Chase Bank.

         "Lenders": as defined in the introductory paragraph of this Agreement.

         "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority, preferential arrangement or other security agreement of any kind or nature whatsoever

(including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Loan": as defined in Section 2.1(a).

         "Loan Documents": this Agreement, the Notes, the Guarantees, the Security Documents, any confirmation of such Guarantees and Security Documents, the Intercreditor Agreement and the Securities Demand Letter Agreement referenced in Section 4.15.

         "Loan Parties": the Borrower, the Co-Borrower, EPEPC, the Subsidiary Guarantors and each other Affiliate of the Borrower or EPEPC that from time to time is party to a Loan Document.

         "Loan Percentage": as to any Lender, the percentage which such Lender's Loans then outstanding constitutes of the aggregate Loans then outstanding.

         "Manta Ray": Manta Ray Gathering Company, L.L.C., a Delaware limited liability company.

         "Marco Polo Clawback": the "clawback" and similar obligations incurred by the Borrower and any Restricted Subsidiary under the Marco Polo Financing Documents in an aggregate amount not to exceed $22,500,000 at any one time outstanding.

         "Marco Polo Field": the oil and gas property known as the "Marco Polo Field" located offshore Louisiana, in the Gulf of Mexico Outer Continental Shelf, including Green Canyon Blocks 474, 518-520, 562-564, 606-608, 652, and 830.

         "Marco Polo Financing": the loans made to Gateway under the Marco Polo Financing Documents.

         "Marco Polo Financing Documents": (i) the Credit Agreement dated as of August 15, 2002, among Gateway, as borrower, JPMorgan, individually and as administrative agent, Wachovia Bank, National Association and Bank One, N.A., as syndication agents, Fortis Capital Corp. and BNP Paribas, as documentation agents, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time.

         "Marco Polo Lenders": shall have the same meaning as the defined term "Lenders" in the Marco Polo Financing Documents.

         "Marco Polo Platform": the Moses-type four-column tension leg platform floating hull facility, pipelines, processing facilities, and appurtenances in connection with the development of the Marco Polo Field to be constructed, installed and owned by Gateway.

         "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform its obligations under this Agreement, any of the Notes or any of the other Loan Documents or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder.

         "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries in excess of $5,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

         "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date": May 16, 2004.

         "MIAGS": Matagorda Island Area Gathering System, a Texas joint venture.

         "Moody's": as defined in the definition of "Applicable Margin."

         "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Equity Proceeds": 100% of the cash or non-cash proceeds from the issuance or sale by the Borrower or any of its Restricted Subsidiaries of any equity securities, including, without limitation, in connection with the issuance of any i-shares, net of all reasonable out-of-pocket fees (including investment banking fees), commissions, costs and other reasonable out-of-pocket expenses incurred in connection with such issuance or sale. For purposes of calculating "Net Equity Proceeds", fees, commissions and other costs and expenses payable to the Borrower or any of its Affiliates shall be disregarded.

         "Net Proceeds": in connection with any issuance or sale of debt securities, the cash proceeds when received from such issuance or incurrence, net of any applicable fees, expenses or other similar payment obligations, including all reasonable attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred (including amounts payable) in connection therewith.

         "Non-Recourse Obligations": Indebtedness, Guarantee Obligations and other obligations of any type (a) as to which neither the Borrower nor any Restricted Subsidiary (i) is obligated to provide credit support in any form, or
(ii) is directly or indirectly liable, and (b) no default with respect to which (including any rights which the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any Indebtedness or Guarantee Obligation of the Borrower or any Restricted Subsidiary to declare a default on such Indebtedness or Guarantee Obligation of the Borrower or any Restricted Subsidiary or cause the payment of any such Indebtedness to be accelerated or payable prior to its stated maturity or cause any such Guarantee Obligation to become payable, in the case of (a) and (b) above, except for clawbacks and other Guarantee Obligations permitted under subsections 8.4(e), (f) and (g).

         "Notes": as defined in Section 2.2(e).

         "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent, the Collateral Agent or to any Lender (or, in the case of Hedge Agreements, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Hedge Agreement entered into with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, to the Collateral Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

         "Offshore Gathering & Transmission": El Paso Offshore Gathering & Transmission, L.P., a Delaware limited partnership.

         "Participants": as defined in subsection 11.6(c).

         "Partnership Agreement": the Second Amended and Restated Agreement of Limited Partnership of the Borrower among the partners of the Borrower effective as of August 31, 2000, and as in effect on the Closing Date, as amended, modified and supplemented from time to time in accordance with Section 8.9.

         "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature (the term "Person" shall not be deemed to include, however, any joint tenancy or tenancy-in-common pursuant to which any property or assets may be owned in an undivided interest).

         "Petal Gas Storage": Petal Gas Storage, L.L.C., a Delaware limited liability company.

         "Petal Gas Storage Facilities": the salt-dome gas storage facilities located in Hattiesburg, Mississippi.

         "Petroleum": oil, gas and other liquid or gaseous hydrocarbons, including, without limitation, all liquefiable hydrocarbons and other products which may be extracted from gas and gas condensate by the processing thereof in a gas processing plant.

         "Pipeline GP Holding": EPN Pipeline GP Holding, L.L.C., a Delaware limited liability company.

         "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreements": collectively, the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and any other pledge agreement executed and delivered pursuant to Section 8.17.

         "Poseidon": Poseidon Pipeline Company, L.L.C., a Delaware limited liability company.

         "Poseidon Venture": Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

         "Preference Unit": a partnership interest in the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower and having the rights and obligations specified with respect to Preference Units in the Partnership Agreement.

         "Projections": the projections which were prepared by or on behalf of the Borrower in connection with the Transaction and delivered to the Administrative Agent and the Lenders prior to the Closing Date.

         "Properties": the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries or any Joint Venture.

         "Purchase Price Adjustment": the amount by which the aggregate consideration paid to El Paso under the Acquisition Document on the Closing Date is adjusted by an amount equal to the net of (i) total Purchase Price Decreases (as such term is defined in the Acquisition Document) and (ii) total Purchase Price Increases (as such term is defined in the Acquisition Documents), as determined in accordance with the terms and provisions of the Acquisition Document.

         "Redesignation": any designation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the penultimate sentence of the definition of "Unrestricted Subsidiary"; and any designation of an Unrestricted Subsidiary or a Joint Venture as a Restricted Subsidiary in accordance with the last sentence of the definition of "Restricted Subsidiary".

         "Register": as defined in Section 11.6(b)(iv).

         "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Related Parties": with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "Reorganization Transactions": as defined in Section 11.21.

         "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC
Reg.Sections.2615.

         "Required EPN Group Lenders": at any time, EPN Group Lenders the Total EPN Group Credit Percentages of which aggregate at least 51%.

         "Required Lenders": at any time, Lenders the Loan Percentages of which aggregate at least 51%.

         "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer": the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer or any vice president of the General Partner or the Borrower.

         "Restricted Payment": as defined in Section 8.7.

         "Restricted Subsidiary": any Subsidiary of the Borrower other than an Unrestricted Subsidiary. Subject to the right to redesignate certain Restricted Subsidiaries as Unrestricted Subsidiaries in accordance with the definition of "Unrestricted Subsidiary", all of the Subsidiaries of the Borrower as of the date hereof other than Arizona Gas, EPN Arizona and MIAGS are Restricted Subsidiaries. Notwithstanding the foregoing, any Subsidiary which guarantees the Senior Subordinated Notes shall be a Restricted Subsidiary. Any Subsidiary designated as an Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1 after giving effect thereto.

         "San Juan Assets": collectively, the assets acquired by the Borrower and its Restricted Subsidiaries pursuant to the Acquisition, including, without limitation, (i) the natural gas gathering system assets located in the San Juan Basin of New Mexico and Colorado commonly called the San Juan Gathering System, the Blanco Compression Plant, the Global Compression Plant, the Rattlesnake Treating Plant, the Florida River Compression Facility and related assets, (ii) certain natural gas liquids transportation and fractionation assets located in southern Texas commonly called the Houston 8" Pipeline, the Hidalgo Terminal/Propane Pipeline, the Markham Butane Shuttle, the Texas City 6" Pipeline/Terminal, the Almeda Fractionator and related storage assets, (iii) the natural gas gathering system located in the offshore deep water region of the Gulf of Mexico commonly called the Typhoon Gas Gathering System, and (iv) an oil gathering system located in the offshore deep water region of the Gulf of Mexico commonly called the Typhoon Oil Gathering System.

         "Security Agreements": collectively, the Borrower Security Agreement, the EPEPC Security Agreement and the Subsidiary Security Agreement.

         "Security Documents": collectively, the Pledge Agreements and the Security Agreements.

         "Senior Subordinated Note Indentures": means (i) the Indenture dated as of May 27, 1999 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 10-3/8% Senior Subordinated Notes due 2009 were issued, (ii) the Indenture dated as of May 17, 2001 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 8-1/2% Senior Subordinated Notes due 2011 were issued, (iii) the Indenture dated as of November 27, 2002 among the Borrower, the Co-Borrower, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 10-5/8% Senior Subordinated Notes, due 2012 were issued and (iv) any other Indenture pursuant to which Senior Subordinated Notes are issued, each together with all instruments and other agreements entered into by the Borrower, the Co-Borrower or such Subsidiaries in connection therewith, as each may be amended, supplemented or otherwise modified from time to time in accordance with
Section 8.9.

         "Senior Subordinated Notes" means, collectively, (i) the 10-3/8% Senior Subordinated Notes due 2009, (ii) the 8-1/2% Senior Subordinated Notes due 2011,
(iii) the 10-5/8% Senior Subordinated Notes due 2012 and (iv) any other senior subordinated notes having substantially similar subordination provisions to the subordination provisions contained in the 8-1/2% Senior Subordinated Notes due 2011, in each case of the Borrower and the Co-Borrower issued pursuant to a Senior Subordinated Note Indenture.

         "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "Solvent": with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property and assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property and assets would constitute an unreasonably small amount of capital. In computing the amount of contingent liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subject Properties": the Properties containing Petroleum in which Borrower or any Restricted Subsidiary owns an interest, including, but not limited to, those known as Viosca Knoll 817, Garden Banks 72 and Garden Banks 117 in the Gulf of Mexico.

         "Subsidiaries Guarantee": the Consolidated Amended and Restated Subsidiaries Guarantee made by the Subsidiary Guarantors in favor of the EPN Group Administrative Agents, for the benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit G hereto, as amended, supplemented and modified by the Guarantees and Security Documents Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary": as to any Person, a corporation, partnership or other Person of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subsidiary Guarantors": collectively, ANR Central, Argo, Argo I, Argo II, Chaco, Crystal Holding, Delos, EP Deepwater, EP Operating, EP San Juan, EP South Texas, EP Transport, EPN NGL, First Reserve, Flextrend, Green Canyon, Hattiesburg Sales, Hattiesburg Storage, Manta Ray, Petal Gas Storage, Poseidon, VK Deepwater, VK Main Pass, East Breaks, High Island, EPN GP Holding I, EPN Holding Company I, EPN GP Holding, EPNHC, Intrastate, Pipeline GP Holding, EPGT Texas Pipeline, Hub Services, Warwink I, Warwink II, Warwink Gathering and Treating, Offshore Gathering & Transmission, Indian Basin, EPN Gathering and Treating, EPN Gathering and Treating GP, each other Restricted Subsidiary and any other Subsidiary of the Borrower which, from time to time, may become party to the Subsidiaries Guarantee. Notwithstanding anything to the contrary in the Loan Documents, El Paso Energy Partners Finance Corporation shall be the Co-Borrower and not a Subsidiary Guarantor.

         "Subsidiary Pledge Agreement": the Consolidated Amended and Restated Subsidiary Pledge Agreement made by each of the Subsidiary Guarantors (including any pledge agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit H hereto, as amended, supplemented and modified by the Guarantees and Security Documents Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary Security Agreement": the Consolidated Amended and Restated Subsidiary Security Agreement made by each of the Subsidiary Guarantors (including any security agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, in the form of Exhibit I hereto, as amended, supplemented and modified by the Guarantees and Security Documents Confirmation, and as the same may be amended, supplemented or otherwise modified from time to time.

         "Total EPN Group Credit Percentage": as to any EPN Group Lender at any time, the percentage of the aggregate EPN Revolving Credit Commitments, EPN Term Loans, EPNHC

Term Loans and Loans then constituted by its EPN Revolving Credit Commitment, its EPN Term Loans, EPNHC Term Loans and its Loans (it being agreed that in the case of the termination or expiration of the EPN Revolving Credit Commitments, the aggregate EPN Revolving Credit Commitment and such EPN Lender's EPN Revolving Credit Commitment shall be determined by reference to the EPN Aggregate Outstanding Revolving Credit Extensions of Credit of all EPN Group Lenders and such EPN Group Lender's EPN Aggregate Outstanding Revolving Credit Extensions of Credit).

         "Tranche": the collective reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date.

         "Transaction": collectively, (i) the Acquisition, (ii) the Equity Investment, (iii) the Acquisition Offering, (iv) the entering into of the Loan Documents and the incurrence of the Loans on the Closing Date and (v) the payment of fees and expenses owing in connection with the foregoing.

         "Transaction Documents": the Loan Documents and the Acquisition
Document.

         "Transferee": any (i) Participant or (ii) assignee of this Agreement pursuant to Section 11.6(b).

         "Type": as to any Loan, its nature as an Alternate Base Rate Loan or a Eurodollar Loan.

         "Unit": a Common Unit, a Preference Unit, or any other partnership interest of a limited partner of the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower.

         "Unrestricted Subsidiary": any Subsidiary of the Borrower (a) which becomes a Subsidiary of the Borrower after the date hereof and, at the time it becomes a Subsidiary, is designated as an Unrestricted Subsidiary, in each case pursuant to a written notice from the Borrower to the Administrative Agent, (b) which has not acquired any assets (other than cash made available pursuant to this Agreement) from the Borrower or any Restricted Subsidiary, (c) which has no Indebtedness, Guarantee Obligations or other obligations other than Non-Recourse Obligations and (d) which has not guaranteed the Senior Subordinated Notes. Any Subsidiary designated as a Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the financial covenants in Section 8.1 after giving effect thereto. Notwithstanding the foregoing, Arizona Gas, EPN Arizona and MIAGS shall each be deemed to be an Unrestricted Subsidiary unless redesignated as a Restricted Subsidiary in accordance with this Agreement.

         "VK Deepwater": VK Deepwater Gathering Company, L.L.C., a Delaware limited liability company.

         "VK Main Pass": VK-Main Pass Gathering Company, L.L.C., a Delaware limited liability company.

         "Warwink I": El Paso Energy Warwink I Company, L.P., a Delaware limited partnership.

         "Warwink II": El Paso Energy Warwink II Company, L.P., a Delaware limited partnership.

         "Warwink Gathering and Treating": Warwink Gathering and Treating Company, a Texas general partnership.

         "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

         Section 1.2       Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

                  (b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignments set forth herein), (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (iv) all references herein to Articles, Sections, subsections, Exhibits, Annexes and Schedules shall be construed to refer to Articles, Sections and subsections of, and Exhibits, Annexes and Schedules to, this Agreement.

                  (c) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

         Section 2.1       Loans.

                  (a) Subject to the terms and conditions hereof, each Lender severally agrees to make, on the Closing Date, a senior secured acquisition term loan (collectively, the "Loans") to the Borrower in an aggregate principal amount not to exceed such Lender's Commitment. Once repaid, Loans may not be reborrowed.

                  (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 4.2, provided that no Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Maturity Date.

         Section 2.2       Repayment of Loans; Evidence of Debt.

                  (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date (or such earlier date on which the Loans become due and payable pursuant to Article IX).

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder; the Type thereof; and the Interest Period applicable to each Loan made or maintained hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note substantially in the form of Exhibit A hereto (a "Note"), as applicable, payable to the order of such Lender. Thereafter, the Loans evidenced by any such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

         Section 2.3       Procedure for Borrowing.   The Borrower may borrow
under the Commitments on the Closing Date, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the Closing Date), specifying (i) the amount to be borrowed, (ii) that such Loans shall be incurred on the Closing Date, and (iii) that such borrowing is to be of Alternate Base Rate Loans. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of the borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 2:00 P.M., New York City time, on the Closing Date in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         Section 2.4       Limitation on Loans.   No requested Loan shall be
made if (after giving effect to such requested Loan and all other Loans comprising the borrowing of which it is a part) the Loans would exceed the aggregate Commitments.

         Section 2.5       Termination of Commitments.   Any and all of the
Commitments remaining unused shall automatically terminate at 5:00 P.M., New York City time, on the Closing Date.

                                   ARTICLE III
                                   [RESERVED]

                              ARTICLE IV ARTICLE IV
                          GENERAL PROVISIONS FOR LOANS

         Section 4.1       Optional and Mandatory Prepayments.

                  (a) The Borrower may on the last day of any Interest Period with respect thereto (or at other times with the payment of applicable breakage costs), in the case of Eurodollar Loans, or at any time and from time to time, in the case of Alternate Base Rate Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice to the Administrative Agent, specifying (i) the date and amount of prepayment and (ii) whether the prepayment is of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, with accrued interest to such date on the amount prepaid in the case of prepayment of the Loans. Partial prepayments of the Loans shall be in an aggregate principal amount of $5,000,000 or a whole multiple thereof.

                  (b) Subject to subsection (d) below, at any time after the Closing Date that the Co-Borrower, the Borrower or any of its Restricted Subsidiaries shall receive cash Net Equity Proceeds from any issuance or sale of Capital Stock or i-shares or Net Proceeds from any issuance or sale of debt securities issued by the Borrower or its Restricted Subsidiaries pursuant to existing or future Senior Subordinated Notes Indentures or any senior notes indentures, the Borrower shall repay the Loans on the date such proceeds are received in an amount equal to 100% of such cash Net Equity Proceeds or Net Proceeds, as the case may be.

                  (c) At any time the General Partner, the Borrower or any Restricted Subsidiary of the Borrower shall receive net proceeds from any Purchase Price Adjustment, the Borrower shall repay the Loans on the date such proceeds are received in an amount equal to 100% of such net proceeds.

                  (d) For purposes of Section 4.1(b), Net Equity Proceeds of any of the following issuances of Capital Stock by the Borrower or any of its Restricted Subsidiaries shall not be required to be applied in prepayment of the
Loans:

                           (i)      issuances in connection with the Equity
Investment;

                           (ii)     issuances upon the exercise of any options
or warrants to purchase equity securities of the Borrower or its Restricted Subsidiaries;

                           (iii)    issuances to the management of (A) the
Borrower or (B) its Restricted Subsidiaries;

                           (iv)     issuances made in connection with an
acquisition directly to the seller of the assets being acquired in such acquisition; or

                           (v)      issuances to the Borrower or its Restricted
Subsidiaries.

         Section 4.2       Conversion and Continuation Options.

                  (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Working Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 4.3 shall not have been contravened and (iii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Maturity Date.

                  (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, Section
4.3 would be contravened or (iii) after the date that is one month prior to the Maturity Date, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

         Section 4.3 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Loans comprising each Tranche shall be equal to $2,000,000 or a whole multiple of $100,000 in excess thereof, and (b) the number of Tranches then outstanding shall not exceed eight.

         Section 4.4       Interest Rates and Payment Dates.

                  (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

                  (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the higher of (A) the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.4 plus 2% and (B) the Alternate Base Rate plus 1%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                  (d) Interest shall be payable in arrears on each Interest Payment Date, on any prepayment (on the amount prepaid) and at maturity (whether by acceleration or otherwise), provided that interest accruing pursuant to paragraph (c) of this Section 4.4 shall be payable from time to time on demand.

         Section 4.5       Computation of Interest and Fees.

                  (a) Interest on Alternate Base Rate Loans and interest on overdue interest and other amounts payable hereunder shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest on Eurodollar Loans and fees shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.4(a).

         Section 4.6 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

         Section 4.7       Pro Rata Treatment and Payments.

                  (a) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension and with respect to payments of fees, such fees accruing during such extension shall be payable on the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

                  (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the Closing Date that such Lender will not make the amount that would constitute its Applicable Percentage of the borrowing on such date available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the Closing Date, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Administrative Agent on a date after the Closing Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's Applicable Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including the Closing Date to the date on which such Lender's Applicable Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.7 shall be conclusive in the absence of manifest error. If such Lender's Applicable Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of the Closing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Borrower.

         Section 4.8 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Alternate Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

         Section 4.9       Requirements of Law.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i)      shall subject any Lender to any tax of any
kind whatsoever with respect to this Agreement, any Note, or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 4.10 and changes in the rate of tax on the overall net income of such Lender);

                           (ii)     shall impose, modify or hold applicable any
reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (iii)    shall impose on such Lender any other
condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this
Section 4.9, it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes, the Loans and all other amounts payable hereunder.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         Section 4.10      Taxes.

                  (a) All payments made by the Borrower under this Agreement, the Notes and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent, the Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Administrative Agent, the Collateral Agent or such Lender (excluding a connection arising solely from the Administrative Agent, the Collateral Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, the Notes or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Collateral Agent or any Lender hereunder, under the Notes or the other Loan Documents, the amounts so payable to the Administrative Agent, the Collateral Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account, for the account of the Collateral Agent or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent, the Collateral Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent, the Collateral Agent or any Lender as a result of any such failure. The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of the Notes, the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                           (i)      deliver to the Borrower and the
Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form W8-ECI or W8-BEN, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                           (ii)     deliver to the Borrower and the
Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                           (iii)    obtain such extensions of time for filing
and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form W8-

ECI or W8-BEN, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and
(ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 4.10, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

         Section 4.11 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan,
(b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         Section 4.12 Lenders Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after it becomes aware that it has been or will be affected by the occurrence of an event or the existence of a condition described under Section 4.8 or subsection 4.9(a) or 4.10(a), it will, to the extent not inconsistent with such Lender's internal policies, use its best efforts (a) to provide written notice to the Borrower describing such condition and the anticipated effect thereof and (b) to make, fund or maintain the affected Eurodollar Loans of such Lender through another lending office of such Lender if as a result thereof the additional moneys which would otherwise be required to be paid in respect of such Loans pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would be materially reduced or the illegality or other adverse circumstances which would otherwise require such payment pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would cease to exist and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise adversely affect such Loans or such Lender. The Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this Section 4.12.

         Section 4.13 Acquisition; Disposition; Redesignation. If the Borrower or any of its Restricted Subsidiaries acquires any Acquired Business or makes any sale or disposition of any assets or property having a value in excess of $20,000,000 pursuant to subsection 8.6(b) or 8.6(e) or there is a Redesignation of any Subsidiary during any Calculation Period, Consolidated EBITDA, Consolidated Tangible Net Worth, Consolidated Interest Expense, Consolidated Total Senior Indebtedness and Consolidated Total Indebtedness for such Calculation Period will be determined on a pro forma basis as if such Acquired Business were acquired, such assets or property was sold or disposed of or such Redesignation occurred, on the first day thereof. Such pro forma adjustments will be subject to delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower. Such certificate may be delivered at any time with respect to any Redesignation and at any time after the last day of the first fiscal quarter of the Borrower to end after the related acquisition date with respect to any Acquired Business or the related disposition date with respect to any such sale or disposition. Each such certificate shall be accompanied by supporting information and calculations with respect to each such Acquired Business, sale or disposition or Redesignation and such other information as any Lender, through the Administrative Agent, may reasonably request.

         Section 4.14 Redesignated Senior Indebtedness. The Borrower and the Co-Borrower hereby designate all Obligations of the Borrower and its Subsidiaries (including the Co-Borrower) under this Agreement and the other Loan Documents as "Designated Senior Debt," as such term is defined in the Senior Subordinated Note Indentures.

         Section 4.15 Securities Demand. The Initial Lenders shall have the right to make demand on the Borrower and the Co-Borrower to issue debt securities pursuant to the terms and conditions of the Securities Demand Letter Agreement dated as of the date hereof by and among the Borrower and the Initial Lenders.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

         Section 5.1       Financial Condition.

                  (a) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2001, and the related consolidated statements of operations and of cash flows for the fiscal year ended December 31, 2001, reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 2002 and the related consolidated statements of operations and of cash flows for the nine months ended September 30, 2002, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein and, with respect to the September 30, 2002 financial statements, for the absence of footnotes and year-end adjustments). Except as set forth on Schedule 5.1 or as permitted by subsection 8.4(c), neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from September 30, 2002 to and including the Closing Date there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at September 30, 2002.

                  (b) The Projections delivered to the Administrative Agent and the Lenders prior to the Closing Date have been prepared in good faith and are based on assumptions believed by the Borrower to be reasonable at the time made. On the Closing Date, Borrower believed that the Projections were reasonable; it being recognized by the Administrative Agent and the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and such differences may be material.

         Section 5.2 No Change. Since September 30, 2002 (but for this purpose, assuming that the Transaction had occurred immediately prior thereto),
(a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower except as permitted by Section 8.7, nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries. For the avoidance of doubt, the consummation of the Transaction does not give rise to a Material Adverse Effect.

         Section 5.3 Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 5.4       Power; Authorization; Enforceable Obligations.

                  (a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the Notes and to authorize the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes. This Agreement has been, and each Note has been or will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each Note and each other Loan Document to which the Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (b) Each of the Subsidiary Guarantors has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which such Subsidiary Guarantor is a party. Each of the Loan Documents to which such Subsidiary Guarantor is a party will be duly executed and delivered on behalf of such Subsidiary Guarantor. Each Loan Document to which such Subsidiary Guarantor is a party will, when executed and delivered, constitute a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 5.5 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Loan Party, or, to the best knowledge of the Borrower, any Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

         Section 5.6       No Material Litigation. Except as set forth on
Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or, to the best knowledge of the Borrower, any Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, or against any of its or their respective properties or revenues (a) with respect to this Agreement, the Notes or any of the other Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

         Section 5.7 No Default. No Loan Party, and, to the best knowledge of the Borrower, no Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

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         Section 5.8       Ownership of Property; Liens. Each of the Borrower
and its Restricted Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property necessary for its operations as then conducted, and good title to, or a valid leasehold interest in, all its other property, and none of such property necessary for its operations as then conducted is subject to any Lien except as permitted by
Section 8.3.

         Section 5.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, do not have a Material Adverse Effect.

         Section 5.10 No Burdensome Restrictions. The Borrower, in good faith, does not believe any Requirement of Law or Contractual Obligation of the Borrower or any of its Restricted Subsidiaries could reasonably be expected to have a Material Adverse Effect.

         Section 5.11 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         Section 5.12 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

         Section 5.13 ERISA. No Loan Party has or is a party to, or has any matured or contingent obligations under, any Plans.

         Section 5.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

         Section 5.15 Subsidiaries. The Persons set forth on Schedule 5.15 constitute all of the Subsidiaries of the Borrower and all Joint Ventures in which the Borrower owns any direct or indirect interest, as of the Closing Date (both before and after the Reorganization Transactions as indicated in such Schedule) and the percentage of the equity interests owned by the Borrower in each such Person as of such date (both before and after the Reorganization Transactions as indicated in such Schedule). Except for Arizona Gas, EPN Arizona and MIAGS, each of the Subsidiaries listed on Schedule 5.15 is as of the Closing Date a Restricted Subsidiary.

         Section 5.16 Purpose of Loans. All proceeds of the Loans shall be used on the Closing Date by the Borrower to finance a portion of the Acquisition and to pay related fees and expenses.

         Section 5.17      Environmental Matters. Except as set forth on
Schedule 5.17:

                  (a) To the best knowledge of the Borrower, the Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) give rise to liability under, any Environmental Law, except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (b) To the best knowledge of the Borrower, the Properties and all operations at the Properties are in compliance, and have in the period commencing six months prior to the date hereof been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries or any Joint Venture (the "Business") which could materially interfere with the continued operation of any material Property or which could reasonably be expected to have a Material Adverse Effect.

                  (c) Neither the Borrower nor any of its Subsidiaries nor, to the best knowledge of the Borrower, any Joint Venture has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or could reasonably be expected to result in the payment of a Material Environmental Amount.

                  (d) To the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary, or, to the best knowledge of the Borrower, any Joint Venture, is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (f) To the best knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary or any Joint Venture, in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Loan Party, and no government actions have been taken or are in process which could subject any of such properties to such Liens and no Loan Party would be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties.

                  (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of any Loan Party in relation to any properties or facility now or previously owned or leased by any Loan Party which have not been made available to the Lenders.

         Section 5.18 Accuracy and Completeness of Information. The factual statements contained in the financial statements (other than financial projections) referred to in Section 5.1, the Loan Documents, the Offering Memorandum with respect to the Acquisition Offering dated as of November 22, 2002 and any other certificates or documents furnished or to be furnished (but only, with respect to documents furnished after the Closing Date, documents provided pursuant to subsection 7.2(d)) to the Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the knowledge of the Borrower, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact (other than omissions that pertain to matters of a general economic nature, matters generally known to the Administrative Agent or matters of public knowledge that generally affect any of the industry segments included in the Business of the Borrower, its Subsidiaries or any Joint Venture) necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, such knowledge qualification being given only with respect to factual statements made by Persons other than the Borrower, and all financial projections contained in any such document or certificate have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable.

         Section 5.19 Security Documents. The Pledge Agreements are each effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective "Interests" defined therein and proceeds thereof, and the Pledge Agreements each constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors, respectively, in such Interests and Pledged Certificates described therein and in proceeds thereof superior in right to any other Person (subject to the Liens permitted pursuant to Section 8.3). Each Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective collateral described therein and proceeds thereof, and the Security Agreements constitute fully perfected, first priority Liens on, and security interests in (subject to the Liens permitted pursuant to Section 8.3), all right, title and interest of the Borrower, the Co-Borrower, EPEPC and the Subsidiary Guarantors, respectively, in such collateral and the proceeds thereof superior in right to any other Person other than Liens permitted hereby.

         Section 5.20      Joint Venture Charters, G&A Agreement, etc.

                  (a) As of the Closing Date, the Administrative Agent has received, with a copy for each Lender, a complete copy of each of the Joint Venture Charters of each Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof.

                  (b) As of the Closing Date, the Administrative Agent has received a complete copy of the Partnership Agreement, the G&A Agreement and each credit agreement to which any Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary is a party (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers, relating thereto and other side letters or agreements affecting the terms thereof (collectively, such agreements and documents described in paragraphs (a) and (b) of this
Section 5.20 are referred to as the "Documents"). None of the Documents has been amended or supplemented, nor have any of the provisions thereof been waived, except (i) pursuant to a written agreement or instrument which has heretofore been consented to in writing by the Required Lenders or (ii) in accordance with the provisions of this Agreement.

                  (c) Except as disclosed on Schedule 5.6, each of the Documents has been duly executed and delivered by each of the Borrower and its Subsidiaries party thereto and, to the Borrower's knowledge, by each of the other parties thereto, is in full force and effect and constitutes a legal, valid and binding enforceable obligation of each of the Borrower and its Subsidiaries party thereto and, to the Borrower's knowledge, each other party thereto. None of the Borrower or any of its Subsidiaries party to any of the Documents, is in default in the performance of any of its obligations thereunder in any material respect which would give any other party to such Document a right to accelerate payment of amounts due under, or terminate, such Document.

         Section 5.21 Senior Debt. The Obligations constitute "Senior Debt" of the Borrower under and as defined in the Senior Subordinated Note Indentures. The obligations of each Subsidiary Guarantor under the Loan Documents to which it is a party constitute "Guarantor Senior Debt" of such Subsidiary Guarantor under and as defined in the Senior Subordinated Note Indentures.

         Section 5.22 Solvency. The Borrower and its Subsidiaries, on a consolidated basis, both before and after giving effect to the Transaction, are Solvent.

         Section 5.23 Transaction. At the time of the consummation thereof, the Transaction was consummated in all material respects in accordance with the terms of the respective Transaction Documents and all applicable laws. All actions taken by any Loan Party pursuant to or in furtherance of the Transaction have been taken in all material respects in compliance with the respective Transaction Documents and all applicable laws.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         Section 6.1 Conditions to Extensions of Credit. The agreement of each Lender to make the extension of credit requested to be made by it was subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

                  (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (ii) for the account of each Lender which requests the same, a Note executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (iii) the Guarantees and the Security Documents Confirmation, executed and delivered by a duly authorized officer of each Loan Party thereto and (iv) the Securities Demand Letter Agreement referenced in Section 4.15.

                  (b) Related Agreements. The Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of the Partnership Agreement, the certificate of limited partnership of the Borrower, the G&A Agreement, the limited liability company agreement, limited partnership agreement, or other equivalent governance documents, as the case may be, of each Subsidiary, the Joint Venture Charter of each Joint Venture and each agreement evidencing or securing or under which is issued Indebtedness of any of the Joint Ventures under their respective credit facilities, and such other documents or instruments as may be reasonably requested by the Administrative Agent or any of the Initial Lenders, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Joint Venture may be a party.

                  (c) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit N hereto, with appropriate insertions and attachments, satisfactory in form and substance to the

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

Administrative Agent and the Initial Lenders, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

                  (d) Partnership Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the board of directors of the General Partner authorizing on behalf of the Borrower (i) the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by the Borrower of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (e) Borrowers' Incumbency Certificate. The Administrative Agent shall have received a certificate of the Borrower and the Co-Borrower, dated as of the Closing Date, as to the incumbency and signature of the officers of the Borrower and the Co-Borrower executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower and the Co-Borrower, respectively.

                  (f) Corporate Proceedings of Co-Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the board of directors of the Co-Borrower authorizing (i) the execution, delivery and performance of the Loan Documents to which the Co-Borrower is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the Co-Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (g) Corporate Proceedings of EPEPC. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the board of directors of EPEPC authorizing (i) the execution, delivery and performance of the Loan Documents to which EPEPC is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of EPEPC as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (h) EPEPC Incumbency Certificate. The Administrative Agent shall have received a certificate of EPEPC, dated as of the Closing Date, as to the incumbency and signature of the officers of EPEPC executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of EPEPC.

                  (i) Proceedings of Subsidiaries. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the managing member(s), the board of directors, or the managing members of the general partner, as applicable, of each Subsidiary of the Borrower which is a party to a Loan Document authorizing
(i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded (except in connection with the Reorganization Transactions).

                  (j) Subsidiary Incumbency Certificates. The Administrative Agent shall have received a certificate of each Subsidiary of the Borrower which is a Loan Party, dated as of the Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

                  (k) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws of EPEPC and the Co-Borrower and the certificate of formation, certificate of limited partnership, certificate of incorporation or equivalent document, as the case may be, of each Subsidiary of the Borrower, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of EPEPC, the Co-Borrower or such Subsidiary, as the case may be.

                  (l)      Consummation of the Transaction.

                           (i)      There shall have been delivered to the
Administrative Agent and the Initial Lenders true and correct copies of the Acquisition Document. The Acquisition Document shall be in form and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders and shall not have been amended in any material respect without the consent of the Administrative Agent and the Initial Lenders. All material conditions precedent to the consummation of the Acquisition as set forth in the Acquisition Document shall have been satisfied (and not waived, unless consented to by the Administrative Agent and the Initial Lenders) to the reasonable satisfaction of the Administrative Agent and the Initial Lenders. The Acquisition shall, substantially contemporaneously with the funding of the Loans, be consummated in all material respects in accordance with the terms and conditions of the Acquisition Document and all applicable laws. The Administrative Agent and each of the Initial Lenders shall have received satisfactory evidence as to the title of the Borrower and its Restricted Subsidiaries in and to the material assets included in the San Juan Assets. In addition, all of the San Juan Assets and all equity interests acquired by the Borrower and its Restricted Subsidiaries pursuant to the Acquisition shall be free and clear from any Liens, other than Liens permitted under Section 8.3 hereof.

                           (ii)     (A) The Equity Investment shall have been
paid or otherwise effected in form and in substance reasonably satisfactory to the Administrative Agent and the Initial Lenders and (B) the proceeds of the cash portion of the Equity Investment, if any, shall have been used to make payments owing in connection with the Transaction, and the remaining portion of the Equity Investment shall have been credited to the account of the Borrower in connection with the consummation of the Transaction, substantially contemporaneously with the use of the proceeds of the Loans incurred on the Closing Date for such purpose. The Equity Investment shall have been consummated in all material respects in accordance terms of the Acquisition Document and with all applicable laws.

                           (iii)    The Acquisition Offering shall have been
consummated and delivered and the net proceeds thereof shall have been made available to the Borrower for the purpose of consummating the Transaction, substantially contemporaneously with the use of the proceeds of the Loans incurred on the Closing Date. The Acquisition Offering shall have been consummated in accordance with all applicable laws.

                  (m) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 5.4, if any, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

                  (n) Fees. The Administrative Agent and each Lender shall have received the fees to be received on or before the Closing Date as separately agreed to between each of them and the Borrower.

                  (o) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, (i) the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, and (ii) the executed legal opinion of Robert W. Baker, Esq., in house counsel to the Borrower and the other Loan Parties as to certain matters, each addressed to the Administrative Agent, the Collateral Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders.

                  (p) Pledged Stock; Stock Powers. The Collateral Agent shall have received the certificates not previously delivered, if any, representing the limited partnership interests, limited liability company interests and general partnership interests pledged pursuant to each of the Pledge Agreements, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

                  (q) Lien Searches. The Administrative Agent shall have received lien searches reflecting no prior Liens on the Collateral to be acquired as part of the Acquisition, except for Liens permitted by Section 8.3 hereof or the Administrative Agent shall have received adequate assurances that any Lien that exists and is not permitted will be released as of the Closing Date.

                  (r) Actions to Perfect Liens. The Collateral Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing statements on form UCC-1 and amendments to financing statements on form UCC-3, necessary or, in the opinion of the Collateral Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (subject only to filings thereof to be completed within 10 days of the Closing Date).

                  (s)      Insurance.

                           (i)      The Administrative Agent shall have received
evidence in form and substance satisfactory to it that all of the requirements of Section 7.5 shall have been satisfied.

                           (ii)     The Administrative Agent and the Initial
Lenders shall have received a schedule detailing, and shall be satisfied with, the amount, coverage and carriers of the insurance carried by the Borrower, the Restricted Subsidiaries and EPEPC.

                  (t) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

                  (u) Litigation, Etc. Except as set forth on Schedule 5.6, no suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction, order, or judgment by a state or federal court shall have been entered (i) in connection with any Loan Document or any of the transactions contemplated hereby or thereby or (ii) which, in any such case could reasonably be expected to have a Material Adverse Effect.

                  (v) Consents. All material governmental and third party approvals (or arrangements satisfactory to the Initial Lenders in lieu of such approvals) necessary or advisable in connection with the Transaction or the financings or other transactions contemplated hereby and by the other Loan Documents and the continuing operations of the Borrower, the Restricted Subsidiaries and the Joint Ventures (including, without limitation, any consents of any other partners or lenders to any Joint Venture) shall have been obtained and be in full force and effect, and all material applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of the Transaction or the financings or other transactions contemplated hereby. No judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon, or making economically unfeasible, the consummation of the Transaction or the transactions contemplated by the Transaction shall have been entered.

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

                  (w) Material Adverse Effect. No event which has or could have a Material Adverse Effect shall have occurred.

                  (x) No Default. No Default or Event of Default shall have occurred and be continuing on the Closing Date or after giving effect to the extensions of credit requested to be made on the Closing Date and there shall exist no event of default (or condition which would constitute an event of default with the giving of notice or the passage of time) under any material capital stock, financing agreements, lease agreements or other material contracts of any of the Borrower or its Restricted Subsidiaries, including, without limitation, the EPN Credit Agreement and the EPNHC Credit Agreement.

                  (y) Financial Statements. The Administrative Agent shall have received, with a counterpart for each Initial Lender, and the Administrative Agent and the Initial Lenders shall be satisfied with, complete copies of the financial statements and Projections described in Section 5.1 and an opening pro forma balance sheet and related pro forma income statements and cash flow statements of the Borrower and its Subsidiaries, including pro forma income and cash flow generated by the SJB Assets.

                  (z) Subsidiaries. Except EPEPC, each of the Loan Parties shall be a wholly-owned, direct or indirect subsidiary of the Borrower.

                  (aa) Financial Covenants. At the time of and immediately after giving effect to the Transaction and the extension of Loans, (i) the ratio of (A) Consolidated Total Senior Indebtedness at such date to (B) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 3.25 to 1.0. and (ii) the ratio of (X) Consolidated Total Indebtedness at such date to (Y) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 5.25 to 1.0.

                  (bb) EPN Credit Agreement and EPNHC Credit Agreement. The Administrative Agent shall have received a certified copy of each of (i) the EPN Credit Agreement, (ii) the First Amendment to Sixth Amended and Restated Credit Agreement relating to the EPN Credit Agreement, (iii) the EPNHC Credit Agreement, (iv) the First Amendment to Amended and Restated Credit Agreement relating to the EPNHC Credit Agreement, and (v) the Borrower Guarantee.

                  (cc) Intercreditor Agreement. The Administrative Agent shall have received the Intercreditor Agreement, substantially in the form of Exhibit K hereto, executed and delivered by a duly authorized officer of each party thereto.

                  (dd) Senior Subordinated Notes. The Borrower shall have reasonably demonstrated to the Administrative Agent, in a certificate delivered by a Responsible Officer of the Borrower, that the Obligations and the guarantees thereof under the Loan Documents are permitted under the Senior Subordinated Note Indentures and constitute "Senior Debt" or "Guarantor Senior Debt," as applicable, under the Senior Subordinated Note Indentures.

                  (ee) Commodity Hedging Program. The Administrative Agent shall have received, with a counterpart for each Initial Lender, a report on the status of the Commodity Hedging Programs of the Borrower covering the Borrower's interest in production from the

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Subject Properties in amounts and for periods reasonably satisfactory to the
Administrative Agent and the Initial Lenders.

                  (ff) Fairness Opinion. The Administrative Agent shall have received a copy of the completed and signed fairness opinion that was provided to the board of directors of El Paso related to the value of the San Juan Assets and the consideration received by El Paso for the Acquisition.

                  (gg) Senior, Secured Long-Term Bank Debt Ratings. The Administrative Agent and the Initial Lenders shall have received satisfactory confirmation from each of S&P and Moody's that the Borrower's senior, secured long-term bank debt rating is equal to or greater than BB+ and Ba1, respectively.

                  (hh) Investment Bank. The Administrative Agent and the Initial Lenders shall have received satisfactory evidence that the Borrower has engaged the Investment Bank to underwrite, place or purchase the Securities after the Closing Date.

                  (ii) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  (jj) Additional Matters. All corporate, company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Initial Lenders, and the Initial Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as any of them shall reasonably request.

                                  ARTICLE VII
                              AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as any Obligation remains outstanding and unpaid or any other amount is owing any Lender or the Administrative Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Restricted Subsidiaries and, with respect to Section 7.11, each of its Unrestricted Subsidiaries, to:

         Section 7.1 Financial Statements. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like

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

qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing;

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of the Borrower and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

                  (c) concurrently with the delivery of the financial statements for any fiscal year described in paragraph (a) of this Section 7.1, the unaudited consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related unaudited consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidating financial statements of the Borrower and its consolidated Subsidiaries;

                  (d) as soon as available, but in any event within 120 days after the end of each fiscal year of each material Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, a copy of the audited balance sheet of such Joint Venture, as at the end of such year and the related unaudited statements of income and retained earnings and of cash flows of such Joint Venture, for such year, setting forth in each case in a comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

                  (e) concurrently with the delivery of the financial statements referred to in subsection 7.1(b), the unaudited balance sheet of each Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, as at the end of each such quarter of such Joint Venture, and the related unaudited consolidated statements of income and retained earnings and of cash flows of such Joint Venture, for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, in each case received by the Borrower or any of its Subsidiaries during such fiscal quarter;

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and (except for the financial statements of any Joint Venture) in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and

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

disclosed therein and, with respect to unaudited interim financial statements, for the absence of footnotes and year-end adjustments).

         Section 7.2 Certificates; Other Information. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default relating to accounting issues, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of the Borrower, (i) stating that, to the best of such Officer's knowledge, the Borrower and its Subsidiaries during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement, the Notes and the other Loan Documents to be observed, performed or satisfied by them, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) setting forth in reasonable detail the calculation of the covenants set forth in Section 8.1 for the Calculation Period ending on the last day of such fiscal quarter;

                  (c) not later than thirty days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                  (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to the holders of its Capital Stock, and within five days after the same are filed, copies of all financial statements and reports, if any, which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (e) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, a copy of the projections by each Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, as the case may be, of the operating budget and cash flow budget of such Joint Venture for the succeeding fiscal year;

                  (f) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, within thirty days of the end of each of the quarterly periods of each fiscal year of each Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, a list of all shippers that have used such Joint Venture during such quarterly period and the volumes and revenues attributable to each such shipper;

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

                  (g) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, copies of all compliance certificates delivered by each Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary, pursuant to any credit agreement to which such Joint Venture is a party;

                  (h) upon the request of any Lender, within five days after the same are received by the Borrower, a copy of any FERC Form 2 for any Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary;

                  (i) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate signed by the President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Borrower in the form of Exhibit M hereto. Further, if requested by the Required Lenders (by notice to the Administrative Agent, which will give notice of such request to the Borrower and each Lender), the Borrower shall permit and cooperate with an environmental and safety review made in connection with the operations of Borrower's properties once during each fiscal year of the Borrower, by independent environmental consultants chosen by the Borrower and acceptable to the Required Lenders, which review shall, if requested by such Lender or Lenders, be arranged and supervised by environmental legal counsel for the Lenders, all at the Borrower's cost and expense. The consultant shall render a verbal or written report, as specified by the Lenders, based upon such review, at the Borrower's cost and expense. Notwithstanding anything in this paragraph
(i) to the contrary, the maximum amount of cost and expense for which the Borrower shall be responsible with respect to any such review in any fiscal year shall be $25,000;

                  (j) promptly upon the knowledge of any Responsible Officer of the Borrower, a notice of any material change in EPEPC's percentage ownership of the Capital Stock of the Borrower, including, without limitation, any change resulting from any contribution by or on behalf of EPEPC for which it receives equity or any issuance of additional Units (other than the issuance of Units pursuant to exercises of options or other derivative securities granted to current or former employees of the Borrower or the El Paso Group);

                  (k) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a throughput report setting forth the throughputs of each pipeline owned by the Borrower or any Restricted Subsidiary; and

                  (l) promptly, such additional financial and other information concerning any Loan Party, any Unrestricted Subsidiary or any Joint Venture as any Lender may from time to time reasonably request.

         Section 7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, and except where the failure to so pay, discharge or satisfy such obligations could not reasonably be expected to have a Material Adverse Effect.

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

         Section 7.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 7.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property and its business in at least such amounts and against at least such risks (but including in any event fire, casualty, public liability, environmental liability and product liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried. Upon demand by any Lender (by notice to the Administrative Agent, which shall give notice of such demand to the Borrower and each Lender) any insurance policies covering Collateral shall be endorsed to provide that such policies may not be cancelled or reduced or affected in any material manner for any reason without 15 days prior notice to the Lenders. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, at all times maintain liability and other insurance in accordance with and in the amounts set forth on the schedule delivered pursuant to subsection 6.1(s)(ii), which insurance shall be by financially sound and reputable insurers.

         Section 7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Restricted Subsidiaries with officers and employees of the Borrower and its Restricted Subsidiaries and with its independent certified public accountants.

         Section 7.7 Notices. Promptly give notice to the Administrative Agent, the Collateral Agent and each Lender of:

                  (a)      the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

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

                  (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (e) any development or event which could reasonably be expected to have a Material Adverse Effect or cause the incurrence of an environmental liability in excess of the Material Environmental Amount.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         Section 7.8       Environmental Laws.

                  (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

                  (c) Defend, indemnify and hold harmless the Administrative Agent, the Collateral Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements and damages, and reasonable costs and expenses, of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF THE PARTY SEEKING INDEMNIFICATION THEREFOR; provided that the Borrower shall have no obligation hereunder to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking

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

indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

         Section 7.9 Maintenance of Liens of the Security Documents. Promptly, upon the request of the Collateral Agent, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Collateral Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the collateral covered thereby.

         Section 7.10      Pledge of After-Acquired Property.

                  (a) With respect to any right, title or interest of any Loan Party in any Capital Stock or other property of a type subject to the Security Documents and acquired after the Closing Date, promptly grant or cause to be granted to the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first Lien of record on all such Capital Stock and property (other than such Capital Stock and property subject to (i) prior Liens in existence at the time of acquisition thereof and not created in anticipation of such acquisition, in which case the Lien of the Lenders shall be of such priority as is permitted by such prior Lien and (ii) other Liens that are expressly permitted by this Agreement), upon terms substantially the same as those set forth in the Security Documents, and satisfy the conditions with respect thereto set forth in Section 6.1. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause its Restricted Subsidiaries to execute, acknowledge and deliver, and thereafter register, file or record, or cause its Restricted Subsidiaries to register, file or record, in an appropriate governmental office, any document or instrument deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens and deliver Uniform Commercial Code searches in jurisdictions requested by the Collateral Agent with respect to such Capital Stock and other property and legal opinions requested by the Collateral Agent and shall pay, or cause to be paid, all taxes and fees related to such registration, filing or recording.

                  (b) With respect to any new Restricted Subsidiary created or acquired after the Closing Date by the Borrower, promptly cause such Restricted Subsidiary to execute and deliver to the Administrative Agent the Subsidiary Guarantee, and, if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to such Restricted Subsidiary and the Subsidiary Guarantee, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (c) Notwithstanding anything to the contrary in any Loan Document, neither the Borrower nor any Restricted Subsidiary shall be obligated to (i) pledge under the Loan Documents any of its equity interest in any Joint Venture if such pledge is prohibited by any Contractual Obligation or (ii) pledge under the Loan Documents any of its real property except to the extent of any fixtures as and to the extent specified in the Security Agreements.

                  (d) Notwithstanding anything to the contrary in any Loan Document, if the Borrower or any Restricted Subsidiary has pledged its interest in any Joint Venture and the

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Borrower or such Restricted Subsidiary desires to make a contribution of or investment with such interest to or in a second Joint Venture in accordance with subsection 8.8(f), the Lien held by the Lenders upon such interest shall terminate as long as the interest held by the Borrower or such Restricted Subsidiary in the second Joint Venture shall be subject to a Lien under the Loan Documents in accordance with subsection 8.8(f) unless otherwise agreed by the Required Lenders.

         Section 7.11      Agreements Respecting Unrestricted Subsidiaries.

                  (a) Operate each Unrestricted Subsidiary in such a manner as to make it apparent to all creditors of such Unrestricted Subsidiary that such Unrestricted Subsidiary is a legal entity separate and distinct from the Borrower or any Restricted Subsidiary and as such is solely responsible for its debts, and such manner shall include, but shall not be limited to, the maintenance of a separate board of directors for such Unrestricted Subsidiary.

                  (b) In connection with any Indebtedness, Guarantee Obligations or other obligations incurred by each Unrestricted Subsidiary, (i) incur such Indebtedness only on a basis which does not permit, allow or provide for recourse to the Borrower or any Restricted Subsidiary, and (ii) incur any such Indebtedness, Guarantee Obligations or other obligations in excess of $500,000 only under a loan agreement, note, lease, instrument or other contractual obligation that expressly states that such Indebtedness is being incurred by such Unrestricted Subsidiary on a basis which is non-recourse to the Borrower and its Restricted Subsidiaries, provided that no such agreement, note, lease, instrument or other Obligation shall be required to include such statement if such agreement, note, lease, instrument or other obligation was in effect on the date such Subsidiary became an Unrestricted Subsidiary.

                  (c) Notwithstanding any provision of the Loan Documents to the contrary (i) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations supporting obligations of (A) Gateway that were assumed by it from Delos in connection with its formation and the Marco Polo Financing and
(B) Cameron Highway that were assumed by it from the Borrower and its Subsidiaries in connection with its formation and the Cameron Highway Financing and (ii) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations (including Guarantee Obligations of which any lenders under the Marco Polo Financing Documents and the Cameron Highway Financing Documents are the beneficiaries) consisting of guarantees of performance obligations of Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.

         Section 7.12 Joint Venture Charters, G&A Agreement, etc. Deliver to the Administrative Agent (a) any amendments to the Documents previously delivered, written waivers relating thereto and other side letters or agreements in writing affecting the terms thereof and (b) any Documents relating to any new Joint Venture any of the interests in which is owned by the Borrower or a Restricted Subsidiary.

         Section 7.13 Use of Proceeds. Use the proceeds of the Loans only as provided in Section 5.16.

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

         Section 7.14 Undertaking with respect to the EPN Revolving Credit Commitments. Agree to undertake all reasonable commercial efforts to ensure the refinancing or extension of the EPN Revolving Credit Commitments so that such obligations under the EPN Credit Agreement will not be classified as a current liability on the Borrower's June 30, 2003 financial statements.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as any Obligation remains outstanding and unpaid, the Borrower shall not, and (except with respect to Section 8.1) shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

         Section 8.1       Financial Condition Covenants.

                  (a) Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than $447,000,000 plus 75% of the Net Equity Proceeds received by the Borrower from the sale or issuance of any equity securities (including Units and any Series C units) by the Borrower on and after the Closing Date;

                  (b) Interest Coverage Ratio. Permit for any Calculation Period the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period to be less than 2.0 to 1.0;

                  (c) Senior Leverage Ratio. Permit, on the last day of any fiscal quarter of the Borrower, the ratio of (x) Consolidated Total Senior Indebtedness at such date to (y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed 3.25 to 1.0; or

                  (d) Leverage Ratio. Permit, on the last day of any fiscal quarter of the Borrower, the ratio of (x) the Consolidated Total Indebtedness at such date to (y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed (i) on or prior to December 31, 2003, 5.25 to 1.0 or (ii) after December 31, 2003, 5.0 to 1.0.

         Section 8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of the Borrower and its Subsidiaries under the Loan Documents;

                  (b) Indebtedness of the Borrower to any Subsidiary Guarantor, and of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

                  (c) Indebtedness permitted pursuant to Sections 8.3 and 8.8;

                  (d) Indebtedness of the Borrower and the Co-Borrower in respect of the Senior Subordinated Notes;

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                  (e)      Indebtedness incurred pursuant to any Hedge Agreement
to the extent permitted by Section 8.22;

                  (f) Indebtedness (i) of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of the Borrower or any Restricted Subsidiary or (ii) to which any asset is subject existing at the time such asset is acquired by the Borrower or any Restricted Subsidiary; provided that (A) no Default shall have occurred and be continuing at the time of, or after giving effect to, the incurring of such Indebtedness and (B) after giving effect to the incurrence of such Indebtedness the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1;

                  (g) other unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $10,000,000 outstanding at any time less the aggregate amount of Guarantee Obligations incurred pursuant to subsection 8.4(f) then outstanding;

                  (h) Indebtedness consisting of Guarantee Obligations permitted by subsections 8.4(e), (f) and (g);

                  (i) Indebtedness of EPNHC consisting of the EPNHC Loan Obligations, including term loans evidenced by and pursuant to the EPNHC Credit Agreement in an aggregate principal amount not to exceed $160,000,000; and

                  (j) Indebtedness of the Borrower and the Co-Borrower consisting of the EPN Loan Obligations evidenced by, and pursuant to the terms and conditions of, the EPN Loan Documents.

         Section 8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

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                  (e)      easements, rights-of-way, restrictions and other
similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Restricted Subsidiary;

                  (f) Liens created pursuant to construction, operating, farmout and maintenance agreements, space lease agreements, Joint Venture Charters and related documents (to the extent requiring a Lien on the equity interest of the Borrower or any Restricted Subsidiary, as the case may be, in the applicable Joint Venture is required thereunder), division orders, contracts for sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements and other similar agreements, in each case having ordinary and customary terms and entered into in the ordinary course of business by the Borrower and its Restricted Subsidiaries;

                  (g) additional Liens securing Indebtedness and other obligations not to exceed $1,000,000 at any one time outstanding;

                  (h) the Borrower and its Restricted Subsidiaries may pledge on a non-recourse basis (i) their equity interest in Gateway to secure Indebtedness of Gateway under the Marco Polo Financing Documents and (ii) their equity interest in Cameron Highway to secure Indebtedness of Cameron Highway under the Cameron Highway Financing Documents;

                  (i) Liens on the Collateral securing (i) the EPNHC Loan Obligations permitted by Section 8.2(i), (ii) the Guarantee Obligations permitted by subsections 8.4(g) and 8.4(i), (iii) the EPN Loan Obligations permitted by Section 8.2(j), and (iv) the Guarantee Obligations permitted by subsections 8.4(j), in each case on a pari passu basis with the Liens on the Collateral securing the Obligations and guarantees thereof, subject to the terms and provisions of the Intercreditor Agreement;

                  (j)      Liens created pursuant to the Loan Documents;

                  (k) Liens securing Indebtedness permitted under Section 8.2(b) to the extent that such Liens arise as a result of the consummation by the Borrower and its Subsidiaries of the Chaco Transactions; and

                  (l) Liens securing Indebtedness permitted under Section 8.2(f), provided that (i) such Liens are not created in contemplation of or in connection with (A) any Person being merged with or into or becoming a Subsidiary of the Borrower or any Restricted Subsidiary as described in Section 8.2(f)(i),or (B) any asset being acquired by the Borrower or any Restricted Subsidiary as described in Section 8.2(f)(ii), as the case may be, (ii) such Liens shall secure only those obligations which such Liens secure on the date on which (A) such Person merges into or becomes a Subsidiary of the Borrower or any Restricted Subsidiary or (B) such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and any refinancing, refunding or replacement of such obligations (provided that such refinancing, refunding or replacement does not result in an increase in the amount of such obligations), and (iii) such Liens shall not apply to any property or assets of the Borrower or any of its Subsidiaries or any Restricted

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Subsidiary other than property or assets as to which a Lien has been granted prior to the date on which (A) such Person merges into or becomes a Subsidiary or the Borrower or any Restricted Subsidiary or (B) such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and the proceeds thereof.

This Section 8.3 shall not restrict the ability of any Joint Venture or Unrestricted Subsidiary to create, incur, assume or suffer to exist any Lien on any of its property.

         Section 8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations created pursuant to the Loan Documents in respect of the Obligations;

                  (b) Guarantee Obligations of the Borrower or any Restricted Subsidiary incurred after the Closing Date in an aggregate amount not to exceed $1,000,000 at any one time outstanding;

                  (c) Guarantee Obligations constituting performance guarantees provided in the ordinary course of business by the Borrower and its Restricted Subsidiaries supporting obligations of the Borrower and/or Restricted Subsidiaries which obligations have been incurred in the ordinary course of business (including in connection with the operation, construction or acquisition of pipelines, platforms and related facilities);

                  (d) Guarantee Obligations of any Subsidiary Guarantor in respect of the Senior Subordinated Notes, provided that such Guarantee Obligations are subordinated to such Subsidiary Guarantor's obligations under the Loan Documents to the same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes;

                  (e) Guarantee Obligations in an aggregate amount not to exceed $11,500,000 at any one time outstanding incurred pursuant to clawback and other similar arrangements;

                  (f) Guarantee Obligations, in addition to those described in clauses (e) and (g) of this Section 8.4, incurred pursuant to clawback and other similar arrangements in an aggregate amount not to exceed $10,000,000 outstanding at any time less the aggregate amount of Indebtedness incurred pursuant to subsection 8.2(g) then outstanding;

                  (g) Guarantee Obligations, in addition to those described in clauses (e) and (f) of this Section 8.4, of (i) up to $22,500,000 in the aggregate incurred pursuant to the Marco Polo Clawback and (ii) up to $50,000,000 in the aggregate incurred pursuant to the Cameron Highway Clawback;

                  (h)      Guarantee Obligations permitted by subsection
7.11(c);

                  (i) Guarantee Obligations of the Borrower created pursuant to the Borrower Guarantee and of its Subsidiaries created pursuant to the Guarantees, in each case with respect to the EPNHC Loan Obligations; and

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

                  (j) Guarantee Obligations of any Subsidiary Guarantor with respect to the EPN Loan Obligations.

         Section 8.5 Limitations on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, except:

                  (a) any Restricted Subsidiary may be merged or consolidated with or into the Borrower (as long as the Borrower is the surviving entity) or any one or more Restricted Subsidiaries which is a Subsidiary Guarantor (provided that, if any of such Restricted Subsidiaries is not wholly owned by the Borrower and the General Partner, the Restricted Subsidiary or Restricted Subsidiaries in which the Borrower owns the greatest interest shall be the continuing or surviving corporation);

                  (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Restricted Subsidiary which is a Subsidiary Guarantor and in which, if not wholly owned by the Borrower and the General Partner, the Borrower owns at least the same percentage interests as the Borrower owns in the transferor Restricted Subsidiary; and

                  (c) the Borrower or any Restricted Subsidiary may enter into a merger, consolidation or share exchange with any other Person so long as:

                           (i)      such transaction is permitted under Section
8.8;

                           (ii)     such transaction shall be effected in such
manner so that (A) if the Borrower is a party to such transaction, the Borrower is the surviving entity and (B) otherwise, the Restricted Subsidiary shall be the continuing or surviving entity or the continuing or surviving entity shall become a Restricted Subsidiary;

                           (iii)    at the time of such acquisition and after
giving effect thereto, no Default or Event of Default shall have occurred and shall be continuing; and

                  (d) solely to effect any transaction permitted by subsection 8.6(b).

The transactions permitted under this Section 8.5 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement and subsection 4(j) of the Subsidiary Pledge Agreement.

         Section 8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                  (a)      as permitted by Section 8.5;

                  (b) as long as no Default or Event of Default has occurred and is continuing or would result therefrom the Borrower and the Restricted Subsidiaries may sell or otherwise

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

dispose of property in any fiscal year having an aggregate value not in excess of 5% of Consolidated Tangible Net Worth calculated on the last day of the prior fiscal quarter;

                  (c) the Borrower and its Restricted Subsidiaries may enter into customary farmout and operating agreements and customary agreements for exchanges of working interests;

                  (d) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any or all of their oil and gas interests;

                  (e) the Borrower and its Restricted Subsidiaries may during the period commencing on the Closing Date to and including the Maturity Date exchange assets with El Paso (or a Subsidiary thereof) having a fair market value not to exceed $20,000,000 in the aggregate for other assets as long as (i) each such exchange is for fair market value and is on fair and reasonable terms no less favorable to the Borrower or the applicable Restricted Subsidiary, as the case may be, than it would obtain in an arm's length transaction and (ii) the assets received in each such exchange become Collateral to the extent required by the Loan Documents;

                  (f) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any Unrestricted Subsidiary;

                  (g)      as permitted by Section 8.8; and

                  (h) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any equity interest in Cameron Highway, provided that following any such sale or other disposition, the Borrower and its Restricted Subsidiaries, in the aggregate, continue to hold at least 30% of the outstanding equity interest in Cameron Highway.

The transactions permitted under this Section 8.6 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement and subsection 4(j) of the Subsidiary Pledge Agreement.

         Section 8.7 Limitation on Dividends. Declare or pay any dividend or distribution on (other than dividends, including splits, payable solely in non-mandatorily redeemable Capital Stock or mandatorily redeemable Capital Stock that does not require redemption prior to the first anniversary of the Maturity
Date), or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that as long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments once each fiscal quarter consisting of cash distributions in accordance with the terms of the Partnership Agreement on its Units and the General Partnership Interest. Notwithstanding anything in this Agreement to the contrary, the Borrower may purchase, redeem, defease, retire or otherwise acquire, or make a distribution in respect of, any of its Series B Preference Units in

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

exchange for, or out of the net cash proceeds of, an issuance of Common Units occurring within 120 days of such purchase, redemption, defeasance, retirement, acquisition, or distribution.

         Section 8.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b)      investments in Cash Equivalents;

                  (c) capital contributions, loans or other investments made by the Borrower to any Restricted Subsidiary which is a Subsidiary Guarantor and by any Restricted Subsidiary to the Borrower or any Restricted Subsidiary which is a Subsidiary Guarantor;

                  (d) capital contributions, loans or other investments by Subsidiaries of the Borrower or any Joint Venture to or in the Borrower or any Restricted Subsidiary, provided that no Default or Event of Default shall have occurred and be continuing, or would occur as a result of such investment;

                  (e) other non-hostile acquisitions of equity securities of, or assets constituting a business unit of, any Person (an "Acquired Business"), provided that (i) immediately prior to and after giving effect to any such acquisition, no Default or Event of Default shall have occurred or be continuing (whether under Section 8.17 or otherwise), (ii) such acquisition is consummated in accordance with applicable law, (iii) if such acquisition is of equity securities of a Person, such Person becomes a Restricted Subsidiary, (iv) the Borrower shall be in pro forma compliance with the covenants set forth in
Section 8.1 after giving effect to such acquisition and (v) the Acquired Business shall not be subject to any material liabilities which would be expressly prohibited by this Agreement after such acquisition;

                  (f) the contribution by the Borrower or any Restricted Subsidiary of the equity interests owned by it in a Joint Venture to another Joint Venture or the investment by the Borrower or any Restricted Subsidiary in another Joint Venture to the extent made with equity interests in a Joint Venture owned by it as long as (i) the Borrower or such Restricted Subsidiary receives in exchange equity interests in such transferee Joint Venture and (ii) unless otherwise agreed by the Required Lenders, if the transferred equity interests are subject to a Lien under the Loan Documents, the equity interests received in exchange become subject to a Lien under the Loan Documents;

                  (g) capital contributions, loans or other investments, in addition to those otherwise permitted by subsections 8.8(a) through (f) and 8.8(h)-(i), in an aggregate amount not to exceed $25,000,000 during any fiscal year of the Borrower beginning with the fiscal year commencing on January 1, 2002;

                  (h) capital contributions, loans, or other investments to or in Gateway consisting of up to $41,000,000, in the aggregate, of cash and other assets related to the Marco Polo Platform; and

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

                  (i) capital contributions, loans, or other investments to or in Cameron Highway consisting of up to $95,000,000, in the aggregate, of cash and other assets related to the Cameron Highway Oil Pipeline.

         Section 8.9 Limitation on Optional Payments and Modifications of Certain Agreements. (a) Make any optional payment or prepayment on, redemption of or purchase of, or voluntarily defease, or directly or indirectly voluntarily or optionally purchase, redeem, retire or otherwise acquire, the Senior Subordinated Notes or any other Indebtedness or Guarantee Obligations (other than the Obligations, the EPNHC Loan Obligations or the EPN Loan Obligations), or make any payment under or on account of the G&A Agreement except as required pursuant to the terms thereof, (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indentures (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (c) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the EPNHC Loan Documents or the EPN Loan Documents without the written consent of the Required Lenders (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (d) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of any Indebtedness or Guarantee Obligations with respect to any Indebtedness (other than the Senior Subordinated Notes, the EPNHC Loan Obligations and the EPN Loan Obligations, which Indebtedness may be amended, modified or changed only as permitted by clauses (b) and (c) above, and the Obligations, which Indebtedness may be amended, modified or changed only as permitted by Section 11.1 hereof), other than any such amendment, modification or change the effect of which (1) would be to extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend the date for payment of interest with respect to such Indebtedness or Guarantee Obligations and (2) otherwise could not reasonably be expected to have a Material Adverse Effect, (e) amend, modify or change, or consent to any amendment, modification or change to, any of the terms of, the Partnership Agreement, the Borrower's certificate of limited partnership, the G&A Agreement or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (f) waive or otherwise relinquish any of its rights or causes of action arising out of the Partnership Agreement, the Borrower's certificate of limited partnership, the G&A Agreement or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect or (g) designate any Indebtedness as "Designated Senior Indebtedness" under the Senior Subordinated Note Indentures without the consent of the Administrative Agent (other than the Obligations, the EPNHC Loan Obligations or the EPN Loan Obligations). Notwithstanding any provision contained in this
Section 8.9, the Borrower and its Restricted Subsidiaries shall have the absolute right to amend any Joint Venture Charter to the extent necessary or reasonably appropriate to evidence the substitution, replacement or other changes of partners, members or owners in any Joint Venture not in violation of
Section 8.19 or Section 8.21.

         Section 8.10 Limitation on Transactions with Affiliates. Subject to the rights set forth in Section 8.13, enter into any transaction, including, without limitation, any purchase, sale, lease

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

or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, the EPN Credit Agreement or the EPNHC Credit Agreement, and (b) except for the G&A Agreement, upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

         Section 8.11 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Restricted Subsidiary, except that Petal Gas Storage may enter into a sale and leaseback arrangement of the Petal Gas Storage Facilities and the intended improvements to be made thereto in connection with the Firm Storage Services Agreement dated as of December 22, 2000 by and between Petal Gas Storage and Southern Company Services, Inc.; provided, that the obligations incurred (or guaranteed) under such sale and leaseback arrangement shall not exceed in the aggregate $140,000,000.

         Section 8.12 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

         Section 8.13 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary or Joint Venture, except for
(a) gathering, transporting (by barge, pipeline, ship, truck or other modes of hydrocarbon transportation), terminalling, storing, producing, acquiring, developing, exploring for, processing, dehydrating, fractionating and otherwise handling hydrocarbons, including, without limitation, constructing pipeline, platform, dehydration, processing and other energy-related facilities, and activities or services reasonably related or ancillary thereto and (b) other businesses as long as the consolidated total assets principally relating to such other businesses do not exceed 3% of the consolidated total assets of the Borrower and its Restricted Subsidiaries at any time.

         Section 8.14 Governing Documents. Permit the amendment or modification of the limited liability company agreement, limited partnership agreement, or equivalent governance document, or certificate of limited partnership, certificate of formation, or equivalent formation document, as the case may be, of any Restricted Subsidiary if such amendment could reasonably be expected to have a Material Adverse Effect, or would authorize or issue any Capital Stock not authorized or issued on the Closing Date, except to the extent such authorization or issuance would have the same substantive effect as any transaction permitted by Sections 8.5 or 8.6.

         Section 8.15 Compliance with ERISA. (a) Terminate any Plan so as to result in any material liability to PBGC, (b) engage in any "prohibited transaction" (as defined in Section 4975 of the Code) involving any Plan which could result in a material liability for an excise tax or civil penalty in connection therewith, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan, or (d) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to PBGC by reason of termination of any such Plan.

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         Section 8.16      Limitation on Restrictions Affecting Subsidiaries.
Enter into, or suffer to exist, any agreement with any Person, other than the Lenders pursuant hereto, the EPN Lenders pursuant to the EPN Loan Documents or the EPNHC Lenders pursuant to the EPNHC Loan Documents and other than the arrangements described in subsections 8.2(c) and 8.4(d) or which exist on the Closing Date, which prohibits or limits the ability of any Restricted Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Restricted Subsidiary, (b) make loans or advances to or make other investments in the Borrower or any Restricted Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Restricted Subsidiary, (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         Section 8.17 Creation of Restricted Subsidiaries. Create or acquire any new Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries, unless, immediately upon the creation or acquisition of any such Restricted Subsidiary, (a) such Restricted Subsidiary shall become party to the Subsidiaries Guarantee as a Subsidiary Guarantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Administrative Agent, (b) such Restricted Subsidiary shall become party to the Subsidiary Security Agreement as a grantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Collateral Agent, and all actions required to perfect the Liens granted thereby, all filings required thereunder and all consents necessitated thereby shall have been taken, made or obtained, (c) all Capital Stock issued by such Restricted Subsidiary owned by the Borrower or any other Restricted Subsidiary shall have been pledged to the Collateral Agent pursuant to an addendum or amendment to the Borrower Pledge Agreement, the Subsidiary Pledge Agreement or other documentation in form and substance satisfactory to the Collateral Agent, (d) all corporate, company, partnership or other proceedings, and all documents, instruments and other legal matters in connection with the creation of such Restricted Subsidiary and the transactions contemplated by this Section 8.17 shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent and the Collateral Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of such creation or such transactions as it shall reasonably request and (e) no Default or Event of Default shall have occurred and be continuing after giving effect thereto.

         Section 8.18 Hazardous Materials. Except to the extent that the same could not reasonably be expected to have a Material Adverse Effect, permit the manufacture, storage, transmission or presence of any Hazardous Materials over or upon any of its properties except in accordance with all applicable Requirements of Law or release, discharge or otherwise dispose of any Hazardous Materials on any of its properties except that the Borrower and its Restricted Subsidiaries may treat, store and transport petroleum, its derivatives, by-products and other hydrocarbons, hydrogen sulfide and sulfur dioxide in the ordinary course of their business.

         Section 8.19 Holding Companies. Notwithstanding any other provisions of this Agreement and the other Loan Documents, permit any Restricted Subsidiary which is a general partner in or owner of a general partnership interest in a Joint Venture to incur or suffer to exist any obligations or indebtedness of any kind, whether contingent or fixed (excluding any contingent liability of such Restricted Subsidiary to creditors of such Joint Venture arising solely as a result of its status as a general partner or owner of such Joint Venture and Guarantee

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

Obligations referred to in subsections 8.4(d), 8.4(e), 8.4(f), 8.4(g) and 8.4(h)) or create or suffer to exist any Liens, in each case except to the extent any such obligations, indebtedness or Liens arise under or pursuant to the Joint Venture Charter for such Joint Venture as in effect on the Closing Date (or, if later, the date of acquisition or formation of such Joint Venture) or the Loan Documents or are otherwise permitted by the Loan Documents; or permit any Restricted Subsidiary which is a general partner in or owner of a general partnership interest in a Joint Venture to acquire any property or asset after the Closing Date (or, if later, the date of acquisition or formation of such Joint Venture) except for distributions made to it by such Joint Venture; or permit any Restricted Subsidiary which is a general partner in or owner of a general partnership interest in a Joint Venture to engage in any business or activity other than holding the general partnership interest in (or other ownership interest) such Joint Venture held by it on the Closing Date (or, if later, the date of formation of such Joint Venture).

         Section 8.20 No Voluntary Termination of Joint Venture Charters. Voluntarily terminate or permit any Restricted Subsidiary that is a partner in, or owner of any interest in, any Joint Venture to voluntarily terminate any Joint Venture Charter and liquidate such Joint Venture to the extent permitted thereunder.

         Section 8.21 Actions by Joint Ventures. (a) Consent or agree to or acquiesce in any Joint Venture the interests in which are owned by a Restricted Subsidiary adversely changing its policy of making distributions of available cash to partners, or (b) so long as any interest therein is owned by the Borrower or a Restricted Subsidiary, consent or agree to or acquiesce in any Joint Venture's taking any actions that could reasonably be expected to have a Material Adverse Effect.

         Section 8.22 Hedging Transactions. Enter into any interest rate, cross-currency, commodity, equity or other security, swap, collar or similar hedging agreement or purchase any option to purchase or sell or to cap any interest rate, cross-currency, commodity, equity or other security, in any such case, other than to hedge risk exposures in the operation of its business, ownership of assets or the management of its liabilities; provided, however, that such permitted hedging agreements, including, without limitation, any Commodity Hedging Programs, shall not exceed 80% of annual production, volumes, throughput and any other similar measures related to processing, transportation, fractionation, compression, gathering and treating or any other business activities engaged in by the Borrower and its Subsidiaries as a whole in their normal course of business.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Note or Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note or Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

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

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Borrower shall default in the observance or performance of any agreement contained in Article VIII (other than subsection 8.1(a)) or in Section 7.11; or any Loan Party shall default in the observance or performance of any agreement contained in Section 5(h), (i), (j) or (o) of the Borrower Security Agreement or the Subsidiary Security Agreement, or Section 5(h), (i), (j) or (l) of the EPEPC Security Agreement, Section 9(j) of the EPEPC Guarantee, Section 4(b) of the Borrower Pledge Agreement or Section 4(b) of the Subsidiary Pledge Agreement; or the Borrower shall default in the observance or performance of any agreement contained in subsection 8.1(a) and such default shall continue uncured for a period of 15 days; or

                  (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article IX), and such default shall continue unremedied for a period of 30 days after the earlier of receipt of written notice thereof from the Administrative Agent or any Lender and the date upon which the Borrower was required to give notice of such default as contained in Section 7.7(a); or

                  (e) (i) Any "Event of Default" under and as defined in the EPNHC Credit Agreement shall occur and be continuing; (ii) any "Event of Default" under and as defined in the EPN Credit Agreement shall occur and be continuing; or (iii) any Loan Party or any Restricted Subsidiary of the Borrower shall (A) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or
(B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that the aggregate principal amount of Indebtedness and Guarantee Obligations with respect to which such defaults shall have occurred shall equal or exceed $5,000,000; or

                  (f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee,

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custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i)      Except with respect to the matters disclosed on
Schedule 5.17, which matters shall not, in the aggregate, incur remediation and/or environmental compliance expenses and/or fines, penalties or other charges in excess of $35,000,000, if at any time any Loan Party shall become liable for remediation and/or environmental compliance expenses and/or fines, penalties or other charges which, in the aggregate, are in excess of the Material Environmental Amount for any Loan Party and the Subsidiaries of the Borrower; or

                  (j) For any reason (other than any act on the part of the Administrative Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Collateral Agent or the EPN Group Lenders) (i) any Security Document ceases to be in full force and effect or any party

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

thereto (other than the Administrative Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Collateral Agent or the EPN Group Lenders) shall so assert in writing or the Lien intended to be created by any Security Document ceases to be or is not a valid and perfected Lien having the priority contemplated thereby; or (ii) any Guarantee ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Collateral Agent or the EPN Group Lenders) shall so assert in writing; or

                  (k)      A Change of Control shall occur; or

                  (l)      Except in connection with transactions permitted by
Section 8.5 and subsection 8.6(b), the Borrower shall cease to own legally and beneficially at least the percentage of the managing limited liability company or other equity interest in each Restricted Subsidiary of the Borrower which is a limited liability company owned by it on the date hereof (or, if later, the date of acquisition or formation of such Subsidiary); or EPEPC and the Borrower together shall cease to own legally and beneficially the percentage of the equity interest in each Restricted Subsidiary of the Borrower owned by it on the date hereof (or, if later, the date of acquisition or formation of such Subsidiary); or

                  (m) Any Person that owns an equity interest in any Joint Venture shall exercise its rights and remedies (other than dilution of the equity interests owned by the Borrower and its Restricted Subsidiaries in any Joint Venture pursuant to contractual dilution provisions existing with respect to the Joint Ventures) with respect to its Lien on any equity interest in such Joint Venture the equity interest in which has been pledged to such Person; provided that the amount of claims secured by such Lien shall equal or exceed $5,000,000 and such claim shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (n) (i) The G&A Agreement shall cease to be in full force and effect prior to the end of the initial term thereof substantially as in effect on the date hereof; or (ii) DeepTech International, Inc. or El Paso or any of its wholly-owned Subsidiaries shall default in the observance or performance of any material provision of the G&A Agreement; or

                  (o) the Senior Subordinated Notes or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiary Guarantors under the Loan Documents to which they are parties, as the case may be, as provided in the Senior Subordinated Note Indentures, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of a series of such Senior Subordinated Notes shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and

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

the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of any kind are hereby expressly waived.

                                   ARTICLE X
                            THE ADMINISTRATIVE AGENT

         Section 10.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         Section 10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         Section 10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         Section 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent

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

or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         Section 10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         Section 10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness

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

of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         Section 10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Loan Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes and Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Notes, Loans and all other amounts payable hereunder.

         Section 10.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent. The terms "Lender," "Lenders," and similar terms shall include the Administrative Agent in its individual capacity.

         Section 10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' written notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

         Section 10.10 Other Agents. None of the Lenders identified on the cover page or the preamble of this Agreement as a "co-syndication agent" or a "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so

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

identified as a "co-syndication agent" or a "documentation agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.1 Amendments and Waivers. None of this Agreement or any other Loan Document and any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower or any other applicable Loan Party written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower or any other Loan Party hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this Section 11.1 or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (except in a transaction permitted by Section 8.5), in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article X without the written consent of the then Administrative Agent, or (iv) release the Lenders' Liens on all or substantially all of the Collateral under the Security Documents without the consent of each Lender or (v) except to the extent relating to the Redesignation of any Restricted Subsidiary, the sale or other disposition of any Restricted Subsidiary as otherwise permitted by this Agreement or any other transaction permitted by this Agreement, release any Guarantee. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holder of the Notes. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Section 11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower the Collateral Agent, the

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Administrative Agent and the Collateral Agent, and as set forth in Schedule I hereto or in any Assignment and Assumption in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes or Lenders:

The Borrowers:                      El Paso Energy Partners, L.P.
                                    El Paso Energy Partners Finance Corporation
                                    4 Greenway Plaza, Suite 654
                                    PO Box 4503
                                    Houston, Texas 77210
                                    Attention: Chief Financial Officer
                                    Telecopy: (832) 676-1671

with a copy (which shall not        Akin, Gump, Strauss, Hauer & Feld, L.L.P.
constitute notice) to:              711 Louisiana, Suite 1900
                                    Houston, Texas 77002
                                    Telecopy: (713) 236-0822
                                    Attention: J. Vincent Kendrick, Esq.

The Administrative Agent or the     JPMorgan Chase Bank
Collateral Agent:                   Loan and Agency Services
                                    1111 Fannin, 10th Floor
                                    Houston, Texas 77002
                                    Attention: Sylvia Gutierrez
                                    Telecopy: (713) 427-6307

provided that any notice, request or demand to or upon the Administrative Agent or the Collateral Agent shall not be effective until received, provided, further, that the failure by the Administrative Agent, the Collateral Agent or any Lender to provide a copy to the Borrower's counsel shall not cause any notice to the Borrower to be ineffective.

         Section 11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

         Section 11.5      Payment of Expenses and Taxes. The Borrower agrees
(a) to pay or reimburse the Administrative Agent and the Collateral Agent for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and

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execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent and the Collateral Agent, (b) to pay or reimburse each Lender, the Administrative Agent and the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent and to the several Lenders, (c) to pay, indemnify, and hold each Lender, the Administrative Agent and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Documentation Agent, and their Affiliates, and their respective directors, officers, employees, agents and advisors (each such person being called an "Indemnified Party") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments and suits, and reasonable costs, expenses or disbursements, of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes and the other Loan Documents, the use of the proceeds of the Loans, including the use and reliance on electronic, telecommunications or other information or transmission systems in connection with the Loan Documents (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AN INDEMNIFIED PARTY, provided, that the Borrower shall have no obligation hereunder to an Indemnified Party with respect to indemnified liabilities (i) arising from the gross negligence or willful misconduct of such Indemnified Party or (ii) that are found by a final, non-appealable judgment of a court to arise solely from the reliance by one or more third-parties to their detriment on false or misleading information (the "Delivered Information") provided directly to such third-party by such Indemnified Party or its Affiliates, but such Delivered Information was not provided by, or based on information provided by, the Borrower or its Affiliates or advisors to such Indemnified Party nor was such Delivered Information available to (or based on information available to) such Indemnified Party from a publicly available source. The agreements in this Section shall survive repayment of the Notes and the Loans and all other amounts payable hereunder.

         Section 11.6      Successors and Assigns; Participations; Purchasing
Lenders.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and the Collateral Agent and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or

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

obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b)      (i) Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                                    A.       the Borrower, provided that no
consent of the Borrower shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment, an Affiliate of any Lender, or, if a Default or an Event of Default has occurred and is continuing, any other assignee; and

                                    B.       the Administrative Agent, provided
that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

                           (ii)     Assignments shall be subject to the
following additional conditions:

                                    A.       each partial assignment shall be
made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                                    B.       the parties to each assignment
shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

                                    C.       no such assignment to an assignee
(other than any Lender, and Approved Fund or any Affiliate of any Lender) shall be in an aggregate principal amount less than $2,000,000; and

                                    D.       the assignee, if it shall not be a
Lender, shall deliver to the Administrative Agent an Administrative
Questionnaire.

                           (iii)    Subject to acceptance and recording thereof
pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11 and 11.5 to the extent relating to matters during the time it was a Lender). Any assignment or transfer by a Lender of rights or

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obligations under this Agreement that does not comply with this Section 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section to the extent complying with Section 11.6(c) or otherwise as void and of no force and effect.

                           (iv)     The Administrative Agent, acting for this
purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                           (v)      Upon its receipt of a duly completed
Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption, give notice of such Assignment and Assumption to the Borrower, and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (c)

                           (i)      Any Lender may, without the consent of the
Borrower, the Administrative Agent, or the Collateral Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Collateral Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document, and no Lender shall be entitled to create in favor of any Participant any right to vote on, consent to or approve any matter relating to any Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause
(i), (ii) or (v) of the proviso to Section 11.1 that directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To

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the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.5 as though it were a Lender, provided such Participant agrees to be subject to Section 11.7 as though it were a Lender.

                           (ii)     A Participant shall not be entitled to
receive any greater payment under Section 4.9, 4.10 or 4.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.10(b) as though it were a Lender.

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         Section 11.7      Adjustments; Set-off.

                  (a) If any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Article IX(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans of the same type owing to it, as the case may be, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

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         Section 11.8      Counterparts. This Agreement may be executed by one
or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         Section 11.11 Usury Savings Clause. It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Agreement, the Notes, any of the other Loan Documents or any other document related hereto, in no event shall this Agreement or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If from any circumstances whatsoever, fulfillment of any provision of this Agreement or of any other document pertaining hereto or thereto, shall involve transcending the limit of validity prescribed by applicable law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Administrative Agent, the Collateral Agent and the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Agreement, the Notes, any of the other Loan Documents or any other document pertaining hereto or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Notes and hereunder or on account of any other indebtedness of the Borrower, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Administrative Agent and the Lenders, under any specified contingency, exceeds the Highest Lawful Rate (as hereinafter defined), the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that interest thereon does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

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         To the extent that Article 5069-1D.001 et seq., as amended, of the
Texas Revised Civil Statutes is relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect. Nothing set forth in this Section 11.11 is intended to or shall limit the effect or operation of Section 11.12. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts) apply to this Agreement or the Notes.

         For purposes of this Section 11.11, "Highest Lawful Rate" shall mean the maximum rate of nonusurious interest that may be contracted for, charged, taken, reserved or received hereunder under laws applicable to the Administrative Agent and the Lenders.

         Section 11.12 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 11.13 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary or punitive damages (including, without limitation, damages arising from the use of electronic, telecommunications or other information transmissions systems in connection with the Loan Documents).

         Section 11.14 Acknowledgements. The Borrower hereby acknowledges that:

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                  (a)      it has been advised by counsel in the negotiation,
execution and delivery of this Agreement, the Notes and the other Loan
Documents;

                  (b) none of the Administrative Agent, the Collateral Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, Collateral Agent and Lenders, on one hand, and the Borrower and the other Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower and the other Loan Parties and the Lenders.

         Section 11.15 Confidentiality. Each of the Administrative Agent, the Collateral Agent and each Lender agrees that it will hold in confidence, any information provided to such Person pursuant to this Agreement; provided, that nothing in this Section 11.15 shall be deemed to prevent the disclosure by the Administrative Agent, the Collateral Agent or any Lender of any such information
(a) to any employee, officer, director, accountant, attorney or consultant of such Person, or any examiner or other Governmental Authority, (b) that has been or is made public by EPEPC, the Borrower or any of its Subsidiaries or Affiliates or by any third party without breach of this Agreement or that otherwise becomes generally available to the public other than as a result of a disclosure in violation of this Section 11.15, (c) that is or becomes available to any such Person from a third party on a non-confidential basis, (d) that is required to be disclosed by any Requirement of Law, including to any bank examiners or regulatory authorities, (e) that is required to be disclosed by any court, agency, arbitrator or legislative body, (f) to any Transferee or proposed Transferee, or (g) to any rating agency to the extent required in connection with any rating to be assigned to such Lender.

         Section 11.16 WAIVERS OF JURY TRIAL. THE BORROWER, THE CO-BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         Section 11.17 ACKNOWLEDGEMENT OF NO CLAIMS, OFFSETS OR DEFENSES; RELEASE BY THE LOAN PARTIES. BORROWER, ON BEHALF OF ITSELF AND EACH OF THE OTHER LOAN PARTIES, ACKNOWLEDGES THAT NO LOAN PARTY NOR ANY OF THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "BORROWER AFFILIATED PARTIES") HAS ANY CLAIM, DEMAND, RIGHT OF OFFSET, CAUSE OF ACTION IN LAW OR IN EQUITY, LIABILITY OR DAMAGES OF ANY NATURE WHATSOEVER, WHETHER FIXED OR CONTINGENT (HEREINAFTER COLLECTIVE CALLED "CLAIMS") THAT COULD BE ASSERTED IN CONNECTION WITH, OR WHICH WOULD IN ANY OTHER MANNER BE RELATED TO, THE EPN CREDIT AGREEMENT, THE EPNHC CREDIT AGREEMENT OR ANY PROMISSORY NOTES OR OTHER AGREEMENTS, TRANSACTIONS OR OTHER ACTIONS PRIOR TO THE DATE HEREOF INVOLVING ANY OF THE BORROWER AFFILIATED PARTIES

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AND LENDERS ("THE PRIOR AGREEMENTS AND ACTIVITIES"). NOTWITHSTANDING THE
FOREGOING, HOWEVER, BORROWER HEREBY AGREES THAT IN CONSIDERATION OF THE CREDIT EXTENDED TO BORROWER UNDER THE LOAN DOCUMENTS AND AS A MATERIAL INDUCEMENT TO THE LENDERS TO ENTER INTO SUCH LOAN DOCUMENTS AND EXTEND SUCH CREDIT TO BORROWER, BORROWER, ON BEHALF OF ITSELF AND ALL OF THE OTHER BORROWER AFFILIATED PARTIES HEREBY RELEASES AND FOREVER DISCHARGES, EACH LENDER, EACH SUBSEQUENT HOLDER OF ANY OF THE NOTES, AND EACH AND ALL OF THEIR PARENT, SUBSIDIARY AND AFFILIATED CORPORATIONS PAST AND PRESENT, AS WELL AS THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS WHICH BORROWER AND THE OTHER BORROWER AFFILIATED PARTIES MAY HAVE OR HEREAFTER ACQUIRE AGAINST ANY OR ALL OF THE RELEASED PARTIES BY REASON OF, OR RELATED IN ANY WAY TO, THE PRIOR AGREEMENTS AND ACTIVITIES.

         Section 11.18     Releases.

                  (a) At such time as the Loans and any other obligations under this Agreement shall have been paid in full, the Collateral shall be released from the Liens created by the Loan Documents, and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Collateral Agent and each Loan Party thereunder and under the other Loan Documents shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the respective Loan Parties. At the request and expense of any Loan Party following any such termination, the Collateral Agent shall deliver to such Loan Party any Collateral held by the Collateral Agent under the Security Documents, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by this Agreement or such Loan Party is designated as an Unrestricted Subsidiary in accordance with the terms of this Agreement, then the Lenders authorize the Collateral Agent, at the request and expense of such Loan Party, to execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created by the applicable Security Documents on such Collateral. At the request and sole expense of the Borrower, the Lenders authorize the Collateral Agent to release a Loan Party from its obligations under the applicable Security Document in the event that all the Capital Stock of such Loan Party shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement or such Loan Party is designated as an Unrestricted Subsidiary in accordance with the terms of this Agreement, provided that the Borrower shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Loan Party and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents.

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         Section 11.19     Co-Borrower's Obligations. The Co-Borrower is a party
hereto for purposes of providing co-extensive obligors (on a joint and several basis) for the Obligations, although the parties acknowledge that the Co-Borrower shall not have any substantial assets or other property. All references in this Agreement and the other Loan Documents to the "Borrower" shall be deemed to include a reference to the Co-Borrower, mutatis mutandis, whether or not actual reference is made thereto; provided, that, without limiting the generality of the foregoing, any obligations by any of the parties hereto to the Borrower shall be deemed fulfilled with respect to the Co-Borrower when fulfilled with respect to the Borrower.

         Section 11.20 Intercreditor Agreement. Each Lender (including each assignee which becomes a Lender pursuant to Section 11.6) consents and agrees to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in Section 7 thereof. The Lenders also hereby authorize and appoint the Administrative Agent to act as their agent with respect to the execution and delivery of the Intercreditor Agreement.

         Section 11.21 Certain Reorganization Transactions. Notwithstanding any provision in the Loan Documents and without increasing the obligations of the Lenders under Article II of this Agreement, the Borrower shall be permitted to effect the merger of EP San Juan and ANR Central with and into Delos, such that Delos will be the survivor of such merger (the "Reorganization Transactions"). The Borrower and its Restricted Subsidiaries intend that during and after the consummation of the Reorganization Transactions, the Security Documents shall continue to be effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders, a legal, valid enforceable, and first perfected security interest in the Collateral covered thereby prior to the Reorganization Transactions that is affected by the Reorganization Transactions (as the nature of such Collateral may change pursuant to the Reorganization Transactions). The Loan Parties and the Administrative Agent shall enter into such amendments to the Security Documents or other instruments that are necessary or that may otherwise be advisable to reflect the Reorganization Transactions and effect or continue such perfected security interests in such Collateral.

         Section 11.22 Certain Permitted Transactions. Notwithstanding any provision in the Loan Documents and without increasing the obligations of the Lenders under Article II of this Agreement, EPEPC, the Borrower and its Subsidiaries shall have the right to consummate the following transactions:

                  (a) Petal Gas Storage Facilities. A sale leaseback arrangement with respect to the Petal Gas Storage Facilities and intended improvements to be made thereto in connection with the Firm Storage Services Agreement dated as of December 22, 2000 by and between Petal Gas Storage and Southern Company Services, Inc., provided that the obligations under such arrangement or guarantee shall not exceed $140,000,000.

                  (b) El Paso Energy Management Offering. The transactions and matters described in the El Paso Energy Management Registration Statements (collectively, the "i-share Transactions"), including: (i) the offering and sale to the public and El Paso of shares representing limited liability company interests; (ii) the offering and sale by the Borrower to El Paso Energy Management of limited partnership units designated as "i-units"; (iii) the delegation by the General Partner of its authority (subject to certain approval rights) to direct the

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management of the Borrower; (iv) the payment by El Paso Energy Management of
$0.5 million to El Paso for certain tax indemnity obligations assumed by El Paso in connection with the i-share Transactions; (v) the splitting, from time to time, of the outstanding i-units contemporaneously with the payment of cash distributions to the holders of Common Units; (vi) the distribution of additional shares to the holders of El Paso Energy Management shares in connection with the unit splits described in (b)(v) above; (vii) the amendment of the G&A Agreement to, among other things, add El Paso Energy Management as a party and beneficiary; and (viii) the offering and sale, from time to time, of additional i-units by the Borrower and of additional shares by El Paso Energy Management as described in the El Paso Energy Management Registration Statements.

                  (c)      Cameron Highway Transactions.

                           (i)      the contribution by the Borrower and the
Restricted Subsidiaries to Cameron Highway of up to $95,000,000, in the aggregate, of cash and other assets related to the Cameron Highway Oil Pipeline;

                           (ii)     the pledge by the Borrower and the
Restricted Subsidiaries of their equity interests in Cameron Highway to secure Indebtedness of Cameron Highway incurred in connection with the Cameron Highway Financing;

                           (iii)    the incurrence by the Borrower of the
Cameron Highway Clawback, and the securing of the Cameron Highway Clawback obligations by the Collateral on a pari passu basis with the Obligations, the EPNHC Loan Obligations, the Marco Polo Clawback obligations and the Senior Secured Acquisition Term Loan Obligations, subject to the terms and provisions of the Intercreditor Agreement; and

                           (iv)     the sale or otherwise disposition of any
equity interest in Cameron Highway, provided that following any such sale or other disposition, the Borrower and its Restricted Subsidiaries, in the aggregate, continue to hold at least 30% of the outstanding equity interest in Cameron Highway.

                                  ARTICLE XII
                              THE COLLATERAL AGENT

         Section 12.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

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         Section 12.2      Delegation of Duties. The Collateral Agent may
execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         Section 12.3 Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         Section 12.4 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required EPN Group Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         Section 12.5 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Collateral Agent has received notice from the Administrative Agent, a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the EPN Group Administrative Agents acting jointly or the Required EPN Group Lenders; provided that unless and until the

Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the EPN Group Lenders.

         Section 12.6 Indemnification. The Lenders agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total EPN Group Credit Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The agreements in this Section
12.6 shall survive the payment of the Loans and all other amounts payable hereunder.

         Section 12.7 Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent upon 10 days' written notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Loan Documents, then the Required EPN Group Lenders shall appoint from among the EPN Group Lenders a successor agent for the EPN Group Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Loan Documents.

         Section 12.8      Amendment. None of the terms or provisions of this
Article XII may be amended, modified or waived without the written consent of the then Collateral Agent.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Closing Date.

THE BORROWER:

                           EL PASO ENERGY PARTNERS, L.P.

                           By:        /s/ Keith Forman
                                      ------------------------------------------
                           Name:      Keith Forman
                           Title:     Vice President and Chief Financial Officer

THE CO-BORROWER:

                           EL PASO ENERGY PARTNERS FINANCE CORPORATION

                           By:        /s/ Keith Forman
                                      ------------------------------------------
                           Name:      Keith Forman
                           Title:     Vice President and Chief Financial Officer

              SENIOR SECURED ACQUISITION TERM LOAN CREDIT AGREEMENT
                                 SIGNATURE PAGE

THE ADMINISTRATIVE AGENT AND THE LENDERS:

                           JPMORGAN CHASE BANK,
                           as Administrative Agent and as a Lender

                           By:        /s/ Robert W. Traband
                                      ------------------------------------------
                           Name:      Robert W. Traband
                           Title:     Vice President

              SENIOR SECURED ACQUISITION TERM LOAN CREDIT AGREEMENT
                                 SIGNATURE PAGE

                           GOLDMAN SACHS CREDIT PARTNERS L.P.

                           By:      [SIGNATURE ILLEGIBLE]
                                    --------------------------------------------
                                    Authorized Signatory

              SENIOR SECURED ACQUISITION TERM LOAN CREDIT AGREEMENT
                                 SIGNATURE PAGE

                           UBS AG, STAMFORD BRANCH

                           By:        /s/ David A. Juge
                                      ------------------------------------------
                           Name:      David A. Juge
                           Title:     Managing Director

                           By:        /s/ C. J. Rinaldi
                                      ------------------------------------------
                           Name:      C. J. Rinaldi
                           Title:     Director
                                      Region Americas Legal

              SENIOR SECURED ACQUISITION TERM LOAN CREDIT AGREEMENT
                                 SIGNATURE PAGE

                           WACHOVIA BANK,
                           NATIONAL ASSOCIATION

                           By:        /s/ Paul N. Riddle
                                      ------------------------------------------
                           Name:      Paul N. Riddle
                           Title:     Managing Director

              SENIOR SECURED ACQUISITION TERM LOAN CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                     ANNEX I
                                APPLICABLE MARGIN

-----------------------------------------------------------------------------------
Rating Levels*                 EURODOLLAR LOANS          ALTERNATE BASE RATE LOANS
-----------------------------------------------------------------------------------
RATING LEVEL I                       3.50%                         2.25%
-----------------------------------------------------------------------------------
RATING LEVEL II                      4.50%                         3.25%
-----------------------------------------------------------------------------------
RATING LEVEL III                     5.00%                         3.75%
-----------------------------------------------------------------------------------

*Rating Levels are described below (the relevant Rating Level is determined by the higher of the S&P and Moody's ratings):

RATING LEVEL I:            If the Borrower's senior, secured long-term bank debt
                           is rated equal to or greater than BB+ by S&P or Ba1 by Moody's;

RATING LEVEL II:           If the Borrower's senior, secured long-term bank debt
                           is rated equal to BB by S&P or Ba2 by Moody's but less than Rating Level I;

RATING LEVEL III:          If the Borrower's senior, secured long-term bank debt
                           is rated equal to or less than BB- by S&P or Ba3 by Moody's.

                             Annexes and Schedules-1

                                                                      SCHEDULE I

                    Lenders, Commitments and Loan Percentages

-------------------------------------------------------------------------------------------------------------
              LENDER NAME AND ADDRESS                 TITLE                  LOANS          LOAN PERCENTAGE
-------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                            Administrative Agent      $59,375,000.00         25.00%
270 Park Avenue, 21st Floor
New York, New York 10017
Attention: Peter Ling
Telephone: 212-270-4676
Fax: 212-270-1063

with a copy to

JPMorgan Chase Bank
1111 Fannin, 10th Floor
Houston, TX 77002
Attention: Sylvia Gutierrez
Fax: 713-427-6307
-------------------------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners L.P.             Documentation Agent       $59,375,000.00         25.00%
85 Broad Street
New York, NY 10004
Attention: Sandra Stulberger
Telephone: 212-902-5977
Fax: 212-357-4597
-------------------------------------------------------------------------------------------------------------
UBS AG, Stamford Branch                        Co-Syndication Agent      $59,375,000.00         25.00%
UBS Warburg LLC
677 Washington Blvd.
Stamford, CT 06901
Attention: Sailoz Sikka
Telephone: 203-719-3072
Fax: 203-719-4176
-------------------------------------------------------------------------------------------------------------
Wachovia Bank, National Association            Co-Syndication Agent      $59,375,000.00         25.00%
1001 Fannin
Suite 2255
Houston, Texas 77002
Attention: Philip Trinder
Telephone: 713-346-2718
Fax: 713-650-1071
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                    $237,500,000.00        100.00%
-------------------------------------------------------------------------------------------------------------

                             Annexes and Schedules-2

                                  SCHEDULE 5.1

                             GUARANTEE OBLIGATIONS,
                     CONTINGENT LIABILITIES AND DISPOSITIONS

         I.       Guarantee Obligations and Contingent Liabilities:

                  Clawbacks

                  The Borrower is party to a sponsor agreement under the terms of the Deepwater Gateway, L.L.C. Credit Agreement, as amended, restated or otherwise modified through the date of this Agreement. The Borrower's obligations under such agreement are capped at $30.0 million.

                  The Borrower is party to a sponsor agreement under the Poseidon Oil Pipeline Company, L.L.C. Credit Agreement, as amended, restated or otherwise modified through the date of this Agreement pursuant to which the Borrower guarantees the performance of Poseidon Pipeline Company L.L.C.'s obligations under the limited liability company agreement of Poseidon Oil Pipeline Company, L.L.C.

         II. Dispositions or Acquisitions of Business Properties since September 30, 2002:

                  Other than the Transaction, none.

                             Annexes and Schedules-4

                                  SCHEDULE 5.6

                               MATERIAL LITIGATION

         In 1997, the Borrower, along with several subsidiaries of El Paso Corporation, were named defendants in actions brought by Jack Grynberg on behalf of the U.S. Government under the False Claims Act. Generally, these complaints allege an industry-wide conspiracy to under report the heating value as well as the volumes of the natural gas produced from federal and Native American lands, which deprived the U.S. Government of royalties. These matters have been consolidated for pretrial purposes (In re: Natural Gas Royalties Qui Tam Litigation, U.S. District Court for the District of Wyoming, filed June 1997). In May 2001, the court denied the defendants' motions to dismiss.

         The Borrower has also been named a defendant in Quinque Operating Company, et al v. Gas Pipelines and Their Predecessors, et al, filed in 1999 in the District Court of Stevens County, Kansas. This class action complaint alleges that the defendants mismeasured natural gas volumes and heating content of natural gas on non-federal and non-Native American lands. The Quinque complaint was transferred to the same court handling the Grynberg complaint and has now been sent back to Kansas State Court for further proceedings. A motion to dismiss this case is pending.

         Under the terms of the Borrower's agreement to acquire the EPNHC assets, subsidiaries of El Paso Corporation have agreed to indemnify the Borrower against all obligations related to existing legal matters at the acquisition date, including the legal matters involving Leapartners, L.P., City of Edinburg (the "City") and Houston Pipe Line Company LP discussed below.

         During 2000, Leapartners, L.P. filed a suit against an affiliate of El Paso Corporation and others in the District Court of Loving County, Texas, alleging a breach of contract to gather and process gas in areas of western Texas related to an asset now owned by EPNHC. In May 2001, the court ruled in favor of Leapartners, L.P. and entered a judgment against El Paso Field Services, L.P. of approximately $10 million. El Paso Field Services, L.P. has filed an appeal with the Eighth Court of Appeals in El Paso, Texas.

         Also, EPGT Texas Pipeline, now owned by EPNHC, is involved in litigation with the City concerning the City's claim that EPGT Texas Pipeline was required to pay pipeline franchise fees under a contract the City had with Rio Grande Valley Gas Company, which was previously owned by EPGT Texas Pipeline and is now owned by Southern Union Gas Company ("Southern Union"). An adverse judgment against Southern Union and EPGT Texas Pipeline was rendered in December 1998 and upheld for breach of contract, holding both EPGT Texas Pipeline and Southern Union jointly and severally liable to the City for approximately $4.7 million. The judgment relies on the single business enterprise doctrine to impose contractual obligations on EPGT Texas Pipeline and Southern Union's entities that were not parties to the contract with the City. EPGT Texas Pipeline has appealed this case to the Texas Supreme Court seeking reversal of the judgment rendered against EPGT Texas Pipeline. The City seeks a remand to the trial court of its claim of tortious interference against EPGT Texas Pipeline. The briefing before the Texas Supreme Court is complete.

                             Annexes and Schedules-5

         In December 2000, a 30-inch natural gas pipeline jointly owned now by EPNHC and Houston Pipe Line Company LP ruptured in Mont Belvieu, Texas, near Baytown, resulting in substantial property damage and minor physical injury. EPNHC is the operator of the pipeline. Lawsuits have been filed in state district court in Chambers County, Texas. An additional landowner has intervened in the Chambers County suits, as well as the homeowners' insurers. The suits seek recovery for physical pain and suffering, mental anguish, physical impairment, medical expenses, and property damage. Houston Pipe Line Company LP has been added as an additional defendant. In accordance with the terms of the operating agreement, EPNHC has agreed to assume the defense of and to indemnify Houston Pipe Line Company LP in the litigated cases. Discovery is proceeding and trial is set for November 2002. As discussed above, any obligation to Houston Pipe Line Company LP incurred by EPNHC is indemnified by subsidiaries of El Paso Corporation.

                             Annexes and Schedules-6

                                  SCHEDULE 5.15

                         SUBSIDIARIES AND JOINT VENTURES

Subsidiaries (all owned 100%) unless otherwise noted:

(All Delaware limited liability companies and limited partnerships unless otherwise noted)

 1.  ANR Central Gulf Gathering Company, L.L.C.

 2.  Argo, L.L.C.

 3.  Argo I, L.L.C.

 4.  Argo II, L.L.C.

 5.  Arizona Gas Storage, L.L.C. (60.00%)

 6.  Crystal Holding, L.L.C.

 7.  Delos Offshore Company, L.L.C.

 8.  East Breaks Gathering Company L.L.C.

 9.  El Paso Energy Intrastate, L.P.

10.  El Paso Energy Partners Finance Corporation (Co-Borrower), a
     Delaware corporation

11.  El Paso Energy Partners Deepwater, L.L.C.

12.  El Paso Energy Partners Operating Company, L.L.C.

13.  El Paso Energy Partners Oil Transport, L.L.C.

14.  El Paso Energy Warwink I Company, L.P.

15.  El Paso Energy Warwink II Company, L.P.

16.  El Paso Hub Services Company, L.L.C.

17.  El Paso Indian Basin, L.P.

18.  El Paso Offshore Gathering & Transmission, L.P.

19.  El Paso San Juan, L.L.C.

20.  El Paso South Texas, L.P.

21.  EPGT Texas Pipeline, L.P.

22.  EPN Arizona Gas, L.L.C.

23.  EPN Gathering and Treating Company, L.P.

24.  EPN Gathering and Treating GP Holding, L.L.C.

25.  EPN GP Holding, L.L.C.

26.  EPN GP Holding I, L.L.C.

27.  EPN Holding Company, L.P.

28.  EPN Holding Company I, L.P.

29.  EPN NGL Storage, L.L.C.

30.  EPN Pipeline GP Holding, L.L.C.

31.  First Reserve Gas, L.L.C.

32.  Flextrend Development Company, L.L.C.

33.  Green Canyon Pipe Line Company, L.P.

34.  Hattiesburg Industrial Gas Sales, L.L.C.

35.  Hattiesburg Gas Storage Company, a Delaware general partnership

36.  High Island Offshore System, L.L.C.

37.  Manta Ray Gathering Company, L.L.C.

38.  Matagorda Island Area Gathering System, a Texas joint venture (83.00%)

                             Annexes and Schedules-7

39.  Petal Gas Storage, L.L.C.

40.  Poseidon Pipeline Company, L.L.C.

41.  Chaco Liquids Plant Trust, a Massachusetts business trust

42.  VK Deepwater Gathering Company, L.L.C.

43.  VK-Main Pass Gathering Company, L.L.C.

44.  Warwink Gathering and Treating Company, a Texas general partnership

Pursuant to the Reorganization Transactions as contemplated in Section 11.21 of the Credit Agreement, ANR Central Gulf Gathering Company, L.L.C. and El Paso San Juan, L.L.C. shall be merged with and into Delos Offshore Company, L.L.C. and Delos Offshore Company, L.L.C. shall be the surviving entity.

Joint Ventures (All Delaware limited liability companies unless noted):

---------------------------------------------------------------------------------------------------------------------
1.       Atlantis Offshore, L.L.C.                                             50.00% owned by Arizona Gas, which
                                                                               is only 60% owned by the Borrower
---------------------------------------------------------------------------------------------------------------------
2.       Copper Eagle Gas Storage, L.L.C.                                      50.00%
---------------------------------------------------------------------------------------------------------------------
3.       Poseidon Oil Pipeline Company, L.L.C.                                 36.00%
---------------------------------------------------------------------------------------------------------------------
4.       Deepwater Gateway, L.L.C.                                             50.00%
---------------------------------------------------------------------------------------------------------------------
5.       Coyote Gas Treating, LLC (a Colorado limited liability company)       50.00%
---------------------------------------------------------------------------------------------------------------------

                             Annexes and Schedules-8

                                  SCHEDULE 5.17

                              ENVIRONMENTAL MATTERS

1. Mercury contamination has been identified along the PG&E/GTT Pipeline system (which now comprises a part of the EPGT Pipeline system) where mercury meters are located or were previously located.

2. El Paso Corporation commissioned Montgomery Watson Harza in 2001 to perform an evaluation of the GTT Pipeline System to evaluate potential environmental issues and liabilities associated with 18 gas treatment/processing/storage facilities and 92 compressor stations within the GTT Pipeline System.

3. El Paso Corporation commissioned The IT Group in 2001 to perform a pilot study within the GTT Pipeline System to identify and assess remediation issues associated with mercury-containing manometers used on the GTT pipeline system.

                             Annexes and Schedules-9

                                    EXHIBIT A

                                  FORM OF NOTE

$_________                                                    New York, New York
                                                               November 27, 2002

                  FOR VALUE RECEIVED, the undersigned, EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally unconditionally promise to pay to the order of [_______________] (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of [________________] ($___________) on the Maturity Date (as defined in the Credit Agreement identified below), such principal to be paid on the date and in the amounts set forth in Section 2.2 of the Credit Agreement and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Loan made by the Lender pursuant to Section 2.1 of said Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or said Credit Agreement.

                  This Note is one of the Notes referred to in the Senior Secured Acquisition Term Loan Credit Agreement, dated as of November 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is

                                   Exhibit A-1
subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    EL PASO ENERGY PARTNERS
                                    FINANCE COMPANY

                                    By: ________________________________________
                                    Name:
                                    Title:

                                   Exhibit A-2

                                                                      SCHEDULE A
                                                                              TO
                                                                            NOTE

 EURODOLLAR LOANS AND CONVERSIONS AND PAYMENTS WITH RESPECT TO EURODOLLAR LOANS

                Amount of                                      Amount of
          Eurodollar Loans Made                          Eurodollar Loans Paid
            or Converted from     Interest Period and      or Converted into                         Unpaid Principal
             Alternate Base       Eurodollar Rate with     Alternate Base          Distribution    Balance of Eurodollar    Notation
Date           Rate Loans           Respect Thereto          Rate Loans            Loan (Yes/No)          Loans             Made By
----           ----------           ---------------          ----------            -------------          -----             -------
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______
_______         _______                  _______               _______                _______            _______            _______

                            Exhibit A (Schedule A)-1

                                                                      SCHEDULE B
                                                                              TO
                                                                            NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS

                Amount of
             Alternate Base            Amount of
             Rate Loans Made        Alternate Base
              or Converted          Rate Loans Paid                                  Unpaid Principal
             from Eurodollar       or Converted into         Distribution       Balance of Alternate Base
Date              Loans            Eurodollar Loans          Loan (Yes/No)             Rate Loans              Notation Made By
----              -----            ----------------          -------------             ----------              ----------------
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______
_______          _______               _______                  _______                  _______                    _______

                            Exhibit A (Schedule B)-1

                                    EXHIBIT B

                             FORM OF EPEPC GUARANTEE

                      AMENDED AND RESTATED EPEPC GUARANTEE

                  AMENDED AND RESTATED EPEPC GUARANTEE, dated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by El Paso Energy Partners Company, formerly known as Leviathan Gas Pipeline Company, a Delaware corporation ("Guarantor") in favor of the EPN Group Administrative Agents (as defined below) for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders (each as defined below).

                              W I T N E S S E T H :

                  WHEREAS, El Paso Energy Partner, L.P., a Delaware limited partnership ("EPN"), and El Paso Energy Partners Finance Corporation, a Delaware corporation ("El Paso Finance") are parties to that certain Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of May 16, 2001 and October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among EPN, El Paso Finance, JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent")and the banks and other financial institutions parties thereto (the "EPN Lenders");

                  WHEREAS, EPN Holding Company, L.P., a Delaware limited partnership ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers") is a party to that certain Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPNHC, JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents") and the banks and other financial institutions parties thereto (the "EPNHC Lenders"; the EPN Lenders and the EPNHC Lenders herein collectively referred to as the "EPN Group Lenders");

                  WHEREAS, the Guarantor and the EPN Administrative Agent are parties to that Leviathan Guarantee, dated as of February 24, 1993, as amended and restated March 23, 1995 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Guarantee");

                  WHEREAS, pursuant to the provisions of Section 7.9 of the Credit Agreement and Section 7.9 of the EPNHC Credit Agreement, each of the EPN Group Borrowers agreed that the Guarantor would be required to guarantee all of the "Obligations" of EPN and El Paso Finance under and as defined in the Credit Agreement and all of the "Obligations" of EPNHC under and as defined in the EPNHC Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce the EPN Lenders to comply with the requirements of Section 7.9 of the Credit Agreement and the EPNHC

                                   Exhibit B-1

Lenders to comply with the requirements of Section 7.9 of the EPNHC Credit Agreement, the Guarantor hereby agrees with the EPN Group Administrative Agents, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, that the Existing Guarantee is hereby amended and restated to read in its entirety as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

                  "Commitments": (a) the "Revolving Loan Commitments" and the "Term Loan Commitments" as defined in the Credit Agreement, and (b) the "Commitments" as defined in the EPNHC Credit Agreement.

                  "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of EPN and El Paso Finance to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, (ii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPNHC Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post filing or post petition interest is allowed in such proceeding) and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other EPNHC Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC Administrative Agent or any of the EPNHC Lenders) or otherwise, and (iii) the Marco Polo Clawback.

                  2. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the EPN Group Administrative Agents, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, the prompt and complete payment and performance by each of the EPN Group Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such EPN Group Borrower. The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the EPN Group Administrative Agents or by the EPN Group Lenders in

                                   Exhibit B-2
enforcing, or obtaining advice of counsel in respect of, any of their rights under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the EPN Group Borrowers may be free from any Obligations.

                  The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the EPN Group Administrative Agents or any of the EPN Group Lenders on account of its liability hereunder, it will notify the EPN Group Administrative Agents and such EPN Group Lender in writing that such payment is made under this Guarantee for such purpose. No payment or payments made by the EPN Group Borrowers or any other Person or received or collected by the EPN Group Administrative Agents or any of the EPN Group Lenders from any of the EPN Group Borrowers or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full the Commitments are terminated.

                  3. Right of Set-off. The EPN Group Administrative Agents and each of the EPN Group Lenders are hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the EPN Group Administrative Agents or such EPN Group Lenders to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the EPN Group Administrative Agents or such EPN Group Lenders may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of the EPN Group Administrative Agents or such EPN Group Lenders against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note or otherwise, as the EPN Group Administrative Agents or such EPN Group Lenders may elect, whether or not the EPN Group Administrative Agents or such EPN Group Lenders have made any demand for payment. The EPN Group Administrative Agents and each of the EPN Group Lenders shall notify the Guarantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the EPN Group Administrative Agents and each of the EPN Group Lenders under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the EPN Group Administrative Agents or such EPN Group Lenders may have.

                  4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the EPN Group Administrative Agents or any of the EPN Group Lenders, the Guarantor shall not be entitled to be subrogated to any of the rights of the EPN Group Administrative Agents or any of the EPN Group Lenders against the EPN Group Borrowers or any other Loan Party or against any collateral security or guarantee or right of offset held by the EPN Group Administrative Agents

                                   Exhibit B-3
or any of the EPN Group Lenders for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the EPN Group Borrowers or any other Loan Party in respect of payments made by the Guarantor hereunder, until all amounts owing to the EPN Group Administrative Agents and the EPN Group Lenders by the EPN Group Borrowers or any other Loan Party on account of the Obligations are paid in full and the Commitments are terminated. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of the EPN Group Borrowers or any Loan Party to the Guarantor on account of any of such subrogation rights, such amount shall be held by the Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the EPN Group Administrative Agents in the exact form received by the Guarantor (duly indorsed by the Guarantor to the EPN Group Administrative Agents, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the EPN Group Administrative Agents may determine. The provisions of this paragraph shall survive the term of this Guarantee and the payment in full of the Obligations and the termination of the Commitments.

                  5. Amendments, etc. with respect to the Obligations. The Guarantor shall remain obligated hereunder and under the other Loan Documents to which it is a party notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the EPN Group Administrative Agents or any of the EPN Group Lenders may be rescinded by the EPN Group Administrative Agents or such EPN Group Lenders, and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the EPN Group Administrative Agents or any of the EPN Group Lenders, and the Credit Agreement, any Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the EPN Group Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the EPN Group Administrative Agents or any of the EPN Group Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the EPN Group Administrative Agents nor any of the EPN Group Lenders shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

                  6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the EPN Group Administrative Agents or any of the EPN Group Lenders upon this Guarantee or any other Loan Document or acceptance of this Guarantee or any other Loan Document; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee and the other Loan Documents to which the Guarantor is a party; and all dealings between the EPN Group Borrowers or the Guarantor, on the one hand, and the EPN Group Administrative Agents and the EPN Group Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee and the other Loan Documents to which the Guarantor is a party.

                                   Exhibit B-4

The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the EPN Group Borrowers or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement, any Note, any of the other Loan Documents, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the EPN Group Administrative Agents or any of the EPN Group Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the EPN Group Borrowers against the EPN Group Administrative Agents or any of the EPN Group Lenders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the EPN Group Borrowers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the EPN Group Borrowers for the Obligations, or of the Guarantor under this Guarantee or under any other Loan Document, in bankruptcy or in any other instance. When the EPN Group Administrative Agents are pursuing their rights and remedies hereunder or any other Loan Document against the Guarantor, the EPN Group Administrative Agents or any of the EPN Group Lenders may, but shall be under no obligation to, pursue such rights and remedies as it may have against the EPN Group Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the EPN Group Administrative Agents or any of the EPN Group Lenders to pursue such other rights or remedies or to collect any payments from the EPN Group Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the EPN Group Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder or under any other Loan Document to which it is a party, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the EPN Group Administrative Agents and the EPN Group Lenders against the Guarantor.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the EPN Group Administrative Agents or any of the EPN Group Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the EPN Group Borrowers or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the EPN Group Borrowers or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. Payments. The Guarantor hereby agrees that the Obligations will be paid to the EPN Group Administrative Agents without set-off or counterclaim in U.S. Dollars at the office of the EPN Group Administrative Agents located at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081.

                  9. Representations, Warranties and Covenants. The Guarantor represents and warrants to the EPN Group Administrative Agents and the EPN Group Lenders, and agrees, that:

                  (a) the Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate

                                   Exhibit B-5
         power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect;

                  (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, the Loan Documents to which it is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of the Loan Documents to which it is a party;

                  (c) each of the Loan Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (d) the execution, delivery and performance of each of the Loan Documents to which the Guarantor is a party will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of any of the Loan Documents to which the Guarantor is a party;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to any of the Loan Documents to which the Guarantor is a party or any of the transactions contemplated thereby, (ii) which could have a material adverse effect on the business, operations, property or financial or other condition of the Guarantor or (iii) which could have a Material Adverse Effect;

                  (g) the Guarantor owns no material property other than the General Partnership Interest, the Common Units owned by it, its limited liability company interests in the Subsidiaries that are limited liability companies, the Management Agreement and cash distributions received in respect of the aforementioned interests; the Guarantor has good title to all property;

                  (h) the Guarantor has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books);

                                   Exhibit B-6

                  (i) the representations and warranties contained in subsections 5.1 and 5.21 of the Credit Agreement are true and correct, and are incorporated herein by reference as if set forth here in full; and

                  (j) the Guarantor shall not take or cause to occur any action, or agree or consent to the taking or causing to occur of any action, which would cause or constitute an Event of Default under Section 9(n) of the Credit Agreement.

                  10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  12. No Waiver; Cumulative Remedies. Neither the EPN Group Administrative Agents nor any of the EPN Group Lenders shall by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the EPN Group Administrative Agents or any of the EPN Group Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the EPN Group Administrative Agents or any of the EPN Group Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the EPN Group Administrative Agents or such EPN Group Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  13. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the EPN Group Administrative Agents, provided that any provision of this Guarantee may be waived by the EPN Group Administrative Agents in a letter or agreement executed by the EPN Group Administrative Agents or by facsimile transmission from the EPN Group Administrative Agents. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the EPN Group Administrative Agents and the EPN Group Lenders and their successors and assigns. This Guarantee shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  14. Notices. All notices, requests and demands to or upon the Guarantor or the EPN Group Administrative Agents or any of the EPN Group Lenders to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed

                                   Exhibit B-7
to have been duly given or made when delivered by hand, or three days after deposit in the mail, postage prepaid, or in the case of telecopy notice, when received, addressed to a party at the address provided for such party in subsection 11.2 of the Credit Agreement or Subsection 11.2 of the EPNHC Credit Agreement or the signature page hereto, as the case may be.

                  15. Authority of EPN Group Administrative Agents. The Guarantor acknowledges that the rights and responsibilities of the EPN Group Administrative Agents under this Guarantee with respect to any action taken by the EPN Group Administrative Agents or the exercise or non-exercise by the EPN Group Administrative Agents of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the EPN Group Administrative Agents and the EPN Group Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the EPN Group Administrative Agents and the Guarantor, the EPN Group Administrative Agents shall be conclusively presumed to be acting as agent for the EPN Group Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

                  17. WAIVERS. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 16, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                                   Exhibit B-8

                  (b) EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

                  18. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                                    EL PASO ENERGY PARTNERS COMPANY

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    Address for Notices:

                                    Four Greenway Plaza
                                    Houston, Texas 77046
                                    Attn: Chief Financial Officer
                                    Telecopy: (832) 676-1671

                                   Exhibit B-9

                                    Agreed to:

                                    JPMorgan Chase Bank,
                                    as EPN Administrative Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    JPMorgan Chase Bank,
                                    as EPNHC Administrative Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                  Exhibit B-10

                                    EXHIBIT C

                        FORM OF EPEPC SECURITY AGREEMENT
                                 (G&A AGREEMENT)

                  AMENDED AND RESTATED EPEPC SECURITY AGREEMENT
                                 (G&A AGREEMENT)

                  AMENDED AND RESTATED EPEPC SECURITY AGREEMENT (G&A AGREEMENT), dated as of October 10, 2002, made by EL PASO ENERGY PARTNERS COMPANY, a Delaware corporation (the "Grantor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among El Paso Energy Partners, L.P., a Delaware limited partnership, as the borrower ("EPN"), El Paso Energy Partners Finance Corporation, a Delaware corporation, as the co-borrower ("El Paso Finance"), the EPN Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents"), and (c) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H :

                  WHEREAS, the Grantor and Collateral Agent are parties to that certain January 2002 Amended and Restated EPEPC Security Agreement (Management Agreement) dated as of January 31, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Security Agreement");

                  WHEREAS, pursuant to the provisions of Section 7.9 of the Credit Agreement, the Borrower agreed that it would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for the Obligations (as hereinafter defined)

                  WHEREAS, the making of this Agreement by Grantor is necessary or convenient to the conduct, promotion, or attainment of the business of Grantor;

                                   Exhibit C-1

                  NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.9 of the Credit Agreement, the Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, that the Existing Security Agreement is hereby amended and restated to read in its entirety as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Supporting Obligations, and Proceeds; and the following terms shall have the following meanings:

         "Collateral": as defined in Section 2 of this Security Agreement. The obligations of the Grantor to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the Credit Agreement and by paragraphs (c) and (d) of subsection 7.10 of the EPNHC Credit Agreement.

         "Obligations": all obligations, liabilities and indebtedness of the Grantor under and pursuant to the EPEPC Guarantee.

         "Security Agreement": this Amended and Restated EPEPC Security Agreement (G&A Agreement), as amended, supplemented or otherwise modified from time to time.

         "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Grantor hereby grants to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders a security interest in all right, title and interest of the Grantor in, to and under the G&A Agreement, whether now owned by the Grantor or in which the Grantor at any time in the future may acquire any right, title or interest, and, to the extent not otherwise included, all Supporting Obligations that support the payment or performance of the G&A Agreement, and all Proceeds and products of the foregoing (collectively, the "Collateral").

         3. Rights of Collateral Agent and EPN Group Lenders; Limitations on Collateral Agent's and EPN Group Lenders' Obligations.

         (a) Grantor Remains Liable under G&A Agreement. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under the G&A Agreement to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Collateral Agent nor any of the EPN Group Lenders shall have any obligation or liability under the G&A Agreement by reason of or arising out of this Security Agreement, nor shall the Collateral Agent or any of the EPN Group Lenders be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to the G&A Agreement.

                                   Exhibit C-2

         (b) Notice to Contracting Parties. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify parties to the G&A Agreement that the G&A Agreement has been assigned to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders and that payments in respect thereof shall be made directly to the Collateral Agent. The Collateral Agent may in its own name or in the name of others communicate with parties to the G&A Agreement to verify with them to its satisfaction the existence, amount and terms of the G&A Agreement.

         4. Representations and Warranties. The Grantor hereby represents and warrants that:

         (a) Title; No Other Liens. Except for the Lien granted to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders pursuant to this Security Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, pursuant to this Security Agreement.

         (b) Perfected First Priority Liens. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, which are (except for any Liens on the Collateral which are permitted to exist pursuant to the Credit Agreement or the EPNHC Credit Agreement) prior to all other Liens on the Collateral created by the Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Grantor. All action necessary or desirable to perfect such security interest in the Collateral requested by the Collateral Agent, including the filing of financing statements, has been or will be duly taken.

         (c) G&A Agreement. No consent of any party (other than the Grantor) to the G&A Agreement is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. The G&A Agreement is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of the G&A Agreement by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of the G&A Agreement to any material adverse limitation, either specific or general in nature. Neither the Grantor nor (to the best of the Grantor's knowledge) any other party to the G&A Agreement is in default or is likely to become in default in the performance or observance of any of the terms thereof. The Grantor has fully performed all its obligations under the G&A Agreement. The right, title and interest of the Grantor in, to and under the G&A Agreement are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such G&A Agreement as Collateral, nor have any of the foregoing been asserted or alleged against the Grantor as to the G&A Agreement. The Grantor has delivered to the Collateral Agent and each of the EPN Group

                                   Exhibit C-3

Lenders a complete and correct copy of the G&A Agreement, including all amendments, supplements and other modifications thereto.

         (d) Name of Grantor, etc. The name of the Grantor as indicated on the public record of the Grantor's jurisdiction of organization, which shows the Grantor to have been organized, is "El Paso Energy Partners Company." The Grantor's mailing address is Four Greenway Plaza, Houston, Texas 77046. The Grantor is a Delaware corporation, and the Grantor's organizational identification number in the State of Delaware is 2218885. The Grantor was formerly known as "Leviathan Gas Pipeline Company." Other than this name, the Grantor has not used any other name or trade name.

         (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         (f) Governmental Obligors. None of the parties to the G&A Agreement is a Governmental Authority.

         (g) Power and Authority; Authorization. The Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

         (h) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (i) No Conflict. The execution, delivery and performance of this Security Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Grantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Grantor pursuant to any Requirement of Law or Contractual Obligation of the Grantor, except as contemplated hereby.

         (j) No Consents, etc. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Grantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

         (k) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Grantor, threatened by or against the Grantor or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby.

         5. Covenants. The Grantor covenants and agrees with the Collateral Agent and the EPN Group Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

                                   Exhibit C-4

         (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the Collateral, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by the Grantor under this Security Agreement. The Grantor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

         (b) Indemnification. The Grantor agrees to pay, and to save the Collateral Agent and the EPN Group Lenders harmless from, any and all liabilities, and reasonable costs and expenses (including, without limitation, legal fees and expenses), (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent or any of the EPN Group Lenders under the G&A Agreement for any sum owing thereunder, or to enforce any provisions of the G&A Agreement, the Grantor will save, indemnify and keep the Collateral Agent and such EPN Group Lender harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor.

         (c) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the G&A Agreement. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Collateral Agent's and the EPN Group Lenders' further security, the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, shall have a security interest in all of the Grantor's books and records pertaining to the Collateral, and the Grantor shall turn over any such books and records to the Collateral Agent or to its representatives during normal business hours at the request of the Collateral Agent.

                                   Exhibit C-5

         (d) Right of Inspection. The Collateral Agent and the EPN Group Lenders shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantor, and the Collateral Agent and the EPN Group Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Collateral Agent and the EPN Group Lenders, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

         (e) Compliance with Laws, etc. The Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided, however, that the Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Collateral Agent, adversely affect the Collateral Agent's or the EPN Group Lenders' rights or the priority of their Liens on the Collateral.

         (f) Compliance with Terms of G&A Agreement. The Grantor will perform and comply in all material respects with all its obligations under the G&A Agreement and all its other Contractual Obligations relating to the Collateral.

         (g) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

         (h) Limitation on Liens on Collateral. The Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and will defend the right, title and interest of the Collateral Agent and the EPN Group Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

         (i) Limitations on Dispositions of Collateral. The Collateral Agent and the EPN Group Lenders do not authorize, and the Grantor agrees, not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except in the ordinary course of its business.

         (j) Limitations on Modifications, Waivers, Extensions of the G&A Agreement. The Grantor will not (i) amend, modify, terminate or waive any provision of the G&A Agreement in any manner which could reasonably be expected to materially adversely affect the value of such Management Contract as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under such G&A Agreement or (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to the G&A Agreement.

                                   Exhibit C-6

         (k) Limitations on Discounts, Compromises, Extensions. Other than in the ordinary course of business as generally conducted by the Grantor over a period of time, the Grantor will not grant any extension of the time of payment on or performance under the G&A Agreement, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment or performance thereof, or allow any credit or discount whatsoever thereon.

         (l) Notices. The Grantor will advise the Collateral Agent and the EPN Group Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement or the EPNHC Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

         (m) Changes in Locations, Name, etc. The Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed where the Grantor maintains any Collateral or is organized. Without limitation of any other covenant herein, the Grantor will not cause or permit (i) any change to be made in its name, identity or corporate structure or (ii) any change to (A) the identity of any warehouseman, common carrier, other third-party transporter, bailee or any agent or processor in possession or control of any Collateral or (B) the Grantor's jurisdiction of organization, unless the Grantor shall have first (1) notified the Collateral Agent and the EPN Group Lenders of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent or any of the EPN Group Lenders for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests under this Security Agreement. In any notice furnished pursuant to this subsection, the Grantor will expressly state that the notice is required by this Security Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

         6.  Collateral Agent's Appointment as Attorney-in-Fact.

         (a) Powers. The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following:

         (i) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                                   Exhibit C-7

         (ii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described in clause (D) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (F) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the EPN Group Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         (b) Other Powers. The Grantor also authorizes the Collateral Agent and the EPN Group Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         (c) No Duty on Collateral Agent or EPN Group Lenders' Part. The powers conferred on the Collateral Agent and the EPN Group Lenders hereunder are solely to protect the Collateral Agent's and the EPN Group Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any of the EPN Group Lenders to exercise any such powers. The Collateral Agent and the EPN Group Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7. Performance by Collateral Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 3-1/2% above the Alternate Base Rate, shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

         8. Proceeds. It is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Collateral Agent for the ratable benefit of the EPN Group

                                   Exhibit C-8

Lenders and the Marco Polo Lenders, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Collateral Agent in the exact form received by the Grantor (duly indorsed by the Grantor to the Collateral Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether from the Grantor or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

         9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the EPN Group Lenders and the Marco Polo Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any of the EPN Group Lenders or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any of the EPN Group Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the EPN Group Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any of the EPN Group Lenders arising out of the exercise by them of any rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be

                                   Exhibit C-9
deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the EPN Group Lenders to collect such deficiency.

         10. Limitation on Duties Regarding Preservation of Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any of the EPN Group Lenders, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any of the EPN Group Lenders shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any of the EPN Group Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any of the EPN Group Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such EPN Group Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile

                                  Exhibit C-10
transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Collateral Agent and the EPN Group Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         16. Notices. Notices hereunder may be given by mail or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth, in the case of the Collateral Agent and the EPN Group Lenders, in the Credit Agreement, and in the case of the Grantor, under its signature below, and shall be effective (a) in the case of mail, 3 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent. The Grantor may change its address and transmission number by written notice to the Collateral Agent, and the Collateral Agent or any of the EPN Group Lenders may change its address and transmission number by written notice to the Grantor and, in the case of a any of the EPN Group Lenders, to the Collateral Agent.

         17. Authority of Collateral Agent. The Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as among the Collateral Agent, the EPN Group Lenders, and the Marco Polo Lenders, be governed by the Credit Agreement, EPNHC Credit Agreement and the Marco Polo Financing Documents, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the EPN Group Lenders and the Marco Polo Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                                  Exhibit C-11

         IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                                  Exhibit C-12

                                    EL PASO ENERGY PARTNERS COMPANY

                                    By _____________________________________
                                       D. Mark Leland
                                       Senior Vice President and Controller

                                    Address for Notices:
                                    Four Greenway Plaza
                                    Houston, Texas 77046
                                    Attn: Chief Financial Officer
                                    Telephone: (832) 676-6152
                                    Telefax: (832) 676-1671

                           Exhibit C Signature Page-1

                                    Agreed to:

                                    JPMorgan Chase Bank,
                                    as Collateral Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    Consented to pursuant to Section 15 of the Existing Security Agreement:

                                    JPMorgan Chase Bank,
                                    as Administrative Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                           Exhibit C Signature Page-2

                                    EXHIBIT D

                           FORM OF BORROWER GUARANTEE

                                    GUARANTEE

         GUARANTEE, dated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership, and EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (together with El Paso Energy Partners, L.P., each a "Guarantor"), in favor of JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent") for the banks and other financial institutions (the "EPNHC Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership ("EPNHC"), the EPNHC Lenders and the EPNHC Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, pursuant to the EPNHC Credit Agreement, the EPNHC Lenders have severally agreed to make Loans to EPNHC upon the terms and subject to the conditions set forth therein; it is a condition precedent to the obligation of the EPNHC Lenders to make their respective loans to EPNHC under the EPNHC Credit Agreement that the Guarantor shall have executed this Guarantee for the benefit of the EPNHC Administrative Agent and the EPNHC Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the EPNHC Administrative Agent and the EPNHC Lenders to enter into the EPNHC Credit Agreement and to induce the EPNHC Lenders to make their respective Loans to EPNHC under the EPNHC Credit Agreement, the Guarantor hereby agrees with the EPNHC Administrative Agent, for the ratable benefit of the EPNHC Lenders, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the EPNHC Credit Agreement and used herein are so used as so defined. As used herein, "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC

                                   Exhibit D-1

Administrative Agent or the EPNHC Lenders that are required to be paid by EPNHC pursuant to the terms of the EPNHC Credit Agreement) or otherwise.

         2. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the EPNHC Administrative Agent, for the ratable benefit of the EPNHC Lenders, the prompt and complete payment and performance by EPNHC when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the EPNHC Administrative Agent or by the EPNHC Lenders in enforcing, or obtaining advice of counsel in respect of, any of their rights under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto EPNHC may be free from any Obligations.

         The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the EPNHC Administrative Agent or any of the EPNHC Lenders on account of its liability hereunder, it will notify the EPNHC Administrative Agent and such EPNHC Lenders in writing that such payment is made under this Guarantee for such purpose. No payment or payments made by EPNHC or any other Person or received or collected by the EPNHC Administrative Agent or any of the EPNHC Lenders from EPNHC or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full the Commitments are terminated.

         3. Right of Set-off. The EPNHC Administrative Agent and each of the EPNHC Lenders are hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the EPNHC Administrative Agent or such EPNHC Lenders to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the EPNHC Administrative Agent or such EPNHC Lenders may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of the EPNHC Administrative Agent or such EPNHC Lenders against the Guarantor, in any currency, whether arising hereunder, under the EPNHC Credit Agreement, any Note or otherwise, as the EPNHC Administrative Agent or such EPNHC Lenders may elect, whether or not the EPNHC Administrative Agent or such EPNHC Lenders has made any demand for payment. The EPNHC Administrative Agent and each of the EPNHC Lenders shall notify the Guarantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the EPNHC Administrative Agent and each of the EPNHC Lenders under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the EPNHC Administrative Agent or such EPNHC Lenders may have.

                                   Exhibit D-2

         4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the EPNHC Administrative Agent or any of the EPNHC Lenders, the Guarantor shall not be entitled to be subrogated to any of the rights of the EPNHC Administrative Agent or any of the EPNHC Lenders against EPNHC or any other Loan Party or against any collateral security or guarantee or right of offset held by the EPNHC Administrative Agent or any of the EPNHC Lenders for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from EPNHC or any other Loan Party in respect of payments made by the Guarantor hereunder, until all amounts owing to the EPNHC Administrative Agent and the EPNHC Lenders by EPNHC or any other Loan Party on account of the Obligations are paid in full and the Commitments are terminated. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of EPNHC or any Loan Party to the Guarantor on account of any of such subrogation rights, such amount shall be held by the Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the EPNHC Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the EPNHC Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the EPNHC Administrative Agent may determine. The provisions of this paragraph shall survive the term of this Guarantee and the payment in full of the Obligations and the termination of the Commitments.

         5. Amendments, etc. with respect to the Obligations. The Guarantor shall remain obligated hereunder and under the other Loan Documents to which it is a party notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the EPNHC Administrative Agent or any of the EPNHC Lenders may be rescinded by the EPNHC Administrative Agent or such EPNHC Lenders, and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the EPNHC Administrative Agent or any of the EPNHC Lenders, and the EPNHC Credit Agreement, any Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the EPNHC Lenders (or the Required EPNHC Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the EPNHC Administrative Agent or any of the EPNHC Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the EPNHC Administrative Agent nor any of the EPNHC Lenders shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

         6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the EPNHC Administrative Agent or any of the EPNHC Lenders upon this Guarantee or any other Loan Document or acceptance of this Guarantee or any other Loan Document; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee and the other Loan Documents to which the Guarantor

                                   Exhibit D-3
is a party; and all dealings between EPNHC or the Guarantor, on the one hand, and the EPNHC Administrative Agent and the EPNHC Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee and the other Loan Documents to which the Guarantor is a party. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon EPNHC or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the EPNHC Credit Agreement, any Note, any of the other Loan Documents, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the EPNHC Administrative Agent or any of the EPNHC Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by EPNHC against the EPNHC Administrative Agent or any of the EPNHC Lenders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of EPNHC or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of EPNHC for the Obligations, or of the Guarantor under this Guarantee or under any other Loan Document, in bankruptcy or in any other instance. When the EPNHC Administrative Agent is pursuing its rights and remedies hereunder or any other Loan Document against the Guarantor, the EPNHC Administrative Agent or any of the EPNHC Lenders may, but shall be under no obligation to, pursue such rights and remedies as it may have against EPNHC or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the EPNHC Administrative Agent or any of the EPNHC Lenders to pursue such other rights or remedies or to collect any payments from EPNHC or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of EPNHC or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder or under any other Loan Document to which it is a party, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the EPNHC Administrative Agent and the EPNHC Lenders against the Guarantor.

         7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the EPNHC Administrative Agent or any of the EPNHC Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of EPNHC or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, EPNHC or any substantial part of its property, or otherwise, all as though such payments had not been made.

         8. Payments. The Guarantor hereby agrees that the Obligations will be paid to the EPNHC Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the EPNHC Administrative Agent located at One Chase Manhattan Plaza, 8th Floor, New York New York 10081.

         9. Representations, Warranties and Covenants. The Guarantor represents and warrants to the EPNHC Administrative Agent and the EPNHC Lenders, and agrees, that:

                                   Exhibit D-4

                  (a) the Guarantor (i) is a limited partnership validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has the power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect;

                  (b) the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, the Loan Documents to which it is a party, and has taken all necessary action to authorize its execution, delivery and performance of the Loan Documents to which it is a party;

                  (c) each of the Loan Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (d) the execution, delivery and performance of each of the Loan Documents to which the Guarantor is a party will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of any of the Loan Documents to which the Guarantor is a party;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to any of the Loan Documents to which the Guarantor is a party or any of the transactions contemplated thereby, (ii) which could have a material adverse effect on the business, operations, property or financial or other condition of the Guarantor or (iii) which could have a Material Adverse Effect; and

                  (g) the Guarantor has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books).

         10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                   Exhibit D-5

         11. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         12. No Waiver; Cumulative Remedies. Neither the EPNHC Administrative Agent nor any of the EPNHC Lenders shall by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the EPNHC Administrative Agent or any of the EPNHC Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the EPNHC Administrative Agent or any of the EPNHC Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the EPNHC Administrative Agent or such EPNHC Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         13. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the EPNHC Administrative Agent, provided that any provision of this Guarantee may be waived by the EPNHC Administrative Agent in a letter or agreement executed by the EPNHC Administrative Agent or by facsimile transmission from the EPNHC Administrative Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the EPNHC Administrative Agent and the EPNHC Lenders and their successors and assigns. This Guarantee shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         14. Notices. All notices, requests and demands to or upon the Guarantor or the EPNHC Administrative Agent or any of the EPNHC Lenders to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after deposit in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to a party at the address provided for such party in subsection 11.2 of the EPNHC Credit Agreement or the signature page hereto, as the case may be.

         15. Authority of EPNHC Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the EPNHC Administrative Agent under this Guarantee with respect to any action taken by the EPNHC Administrative Agent or the exercise or non-exercise by the EPNHC Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the EPNHC Administrative Agent and the EPNHC Lenders, be governed by the EPNHC Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the EPNHC Administrative Agent and the Guarantor, the EPNHC Administrative Agent shall be conclusively presumed to be acting as agent for the EPNHC

                                   Exhibit D-6

Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

         17. WAIVERS. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 16, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

         (b) EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

                            [signature page follows]

                                   Exhibit D-7

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    EL PASO ENERGY FINANCE CORPORATION

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    Address for Notices:

                                    Four Greenway Plaza
                                    Houston, Texas 77046
                                    Attn: Chief Financial Officer
                                    Telecopy: (832) 676-1671

                           Exhibit D Signature Page-1

                                    EXHIBIT E

                        FORM OF BORROWER PLEDGE AGREEMENT

                              AMENDED AND RESTATED

                            BORROWER PLEDGE AGREEMENT

                  AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT, dated as of October 10, 2002, made by EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Pledgor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Pledgor, El Paso Energy Partners Finance Corporation, a Delaware corporation, as the co-borrower ("Co-Borrower"), the EPN Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; the Pledgor, the Co-Borrower and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents"), and (c) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H :

                  WHEREAS, the Pledgor and the Collateral Agent are parties to that certain January 2002 Amended and Restated Borrower Pledge Agreement dated as of January 31, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Pledge Agreement");

                  WHEREAS, pursuant to the provisions of Section 7.9 of the Credit Agreement, the Pledgor agreed that it would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for the Obligations (as hereinafter defined);

                  WHEREAS, the Pledgor is (a) the owner of a 100% limited liability company interest in each of Argo II, a Delaware limited liability company ("Argo II"), Crystal Holding, L.L.C., a Delaware limited liability company ("Crystal Holding"), Delos Offshore Company, L.L.C., a Delaware limited liability company ("Delos"), El Paso Energy Partners Deepwater,

                                   Exhibit E-1

L.L.C., a Delaware limited liability company ("EP Deepwater"), El Paso Energy Partners Operating Company, L.L.C., a Delaware limited liability company ("EP Operating"), El Paso Energy Partners Oil Transport, L.L.C., a Delaware limited liability company ("EP Transport"), Flextrend Development Company, L.L.C., a Delaware limited liability company ("Flextrend"), Manta Ray Gathering Company, L.L.C., a Delaware limited liability company ("Manta Ray"), Poseidon Pipeline Company, L.L.C., a Delaware limited liability company ("Poseidon"), VK-Deepwater Gathering Company, L.L.C., a Delaware limited liability company ("VK Deepwater") and VK-Main Pass Gathering Company, L.L.C., a Delaware limited liability company ("VK Main Pass") (collectively, Argo II, Crystal Holding, Delos, EP Deepwater, EP Operating, EP Transport, Flextrend, Manta Ray, Poseidon, VK Deepwater, and VK Main Pass and any other limited liability company Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder are referred to herein as the "LLCs"); (b) the owner of all of the limited partner interests in Green Canyon Pipe Line Company, L.P., a Delaware limited partnership ("Green Canyon") (collectively, Green Canyon and any other limited or general partnership Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder are referred to herein as the "Partnerships"); and (c) the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Co-Borrower (collectively, the Co-Borrower and any other corporate Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder are referred to herein as the "Corporations", and collectively, the Corporations, the LLCs, the Partnerships and any other types of Subsidiary of the Pledgor formed or acquired after the date of this Agreement whose ownership interests are owned of record by the Pledgor and will be pledged to the Collateral Agent hereunder are referred to herein as the "Subsidiaries");

                  NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.9 of the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, that the Existing Pledge Agreement is hereby amended and restated to read in its entirety as follows:

                  1. Defined Terms: As used in this Agreement terms defined in the Credit Agreement or in the recitals hereto shall have their defined meanings when used herein and the following terms shall have the following meanings:

                  "Account Debtor": A Person (other than the Borrower) obligated on an Account, Chattel Paper, General Intangible, or the G&A Agreement.

                  "Agreement": This Amended and Restated Borrower Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

                  "Certificate of Formation": With respect to any LLC or Partnership that is a limited partnership, its certificate of formation.

                                   Exhibit E-2

                  "Collateral": The Interests (including, without limitation, the Pledged Certificates), the Pledged Stock and all Proceeds. The obligations of the Loan Parties to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the Credit Agreement.

                  "Commitments": (a) the "Revolving Loan Commitments" and "Term Loan Commitments" as defined in the Credit Agreement and (b) the "Commitments" as defined in the EPNHC Credit Agreement.

                  "Governing Documents": (a) with respect to any LLC, its Certificate of Formation and its LLC Agreement; (b) with respect to any Partnership that is a limited partnership, its Certificate of Formation and limited partnership agreement; (c) with respect to any Partnership that is a general partnership, its partnership agreement; and (d) with respect to any other Non-Corporate Subsidiary, its declaration of trust or other governing document.

                  "Interests":

                           (i) All right, title and interest, now existing or hereafter acquired, of the Pledgor in the Non-Corporate Subsidiaries but not any of its obligations from time to time as a member or partner therein (unless the Collateral Agent shall become a member or partner therein as a result of its exercise of remedies pursuant to the terms hereof);

                           (ii) any and all moneys due and to become due to the Pledgor now or in the future by way of a distribution made to the Pledgor in its capacity as a member or partner of or the owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries or otherwise in respect of the Pledgor's interest as a member of or partner in the Non-Corporate Subsidiaries or the owner of any limited liability company interests, limited or general partner interests or other equity interests in any of the Non-Corporate Subsidiaries;

                           (iii)    any other property of any of the
                  Non-Corporate Subsidiaries to which the Pledgor now or in the future may be entitled in its capacity as a member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any such Non-Corporate Subsidiary by way of distribution, return or otherwise;

                           (iv) any other claim which the Pledgor now has or may in future acquire in its capacity as member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries against any such Non-Corporate Subsidiary and its property;

                           (v) to the extent not otherwise included, (A) all Proceeds of any or all of the foregoing, and (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

                                   Exhibit E-3

                  "LLC Agreement": with respect to any LLC, its limited liability company agreement.

                  "Non-Corporate Subsidiaries": All Subsidiaries other than the Corporations.

                  "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor or the Co-Borrower, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of the Pledgor and Co-Borrower to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, and (ii) all obligations, liabilities and indebtedness of EPN or El Paso Finance under and pursuant to the Borrower Guarantee.

                  "Pledged Certificates": the certificates of limited liability company interests of the LLCs listed on Schedule I(A) hereto, together with all limited liability company certificates, partnership interest certificates, stock certificates, options or rights of any nature whatsoever that may be issued or granted by any LLC to the Pledgor while this Agreement is in effect.

                  "Pledged Stock": the shares of capital stock listed on
         Schedule I(B) hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issue of such capital stock to the Pledgor while this Agreement is in effect.

                  "Proceeds": All "proceeds" (as such term is defined in Section 9 102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Interests (including, without limitation, the Pledged Certificates) and the Pledged Stock, collections thereon or distributions with respect thereto.

                  "UCC" or "Uniform Commercial Code": the Uniform Commercial Code from time to time in effect in the State of New York.

                  2. Assignment and Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations, the Pledgor hereby delivers to the Collateral Agent all the Pledged Certificates and all the Pledged Stock and sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the

                                   Exhibit E-4

Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first security interest in, to and under the Collateral. The Pledgor will cause each of the Subsidiaries to execute an Acknowledgement and Consent substantially in the form of Exhibit B hereto. Interests in certain of the Non-Corporate Subsidiaries may not be evidenced by certificates. In the case of such Non-Corporate Subsidiaries, the Collateral Agent agrees that it will not give any instructions to the Non-Corporate Subsidiaries pursuant to the provisions of such Acknowledgement and Consent except upon the occurrence and during the continuance of an Event of Default.

                  3. Transfer Powers. Concurrently with the delivery to the Collateral Agent of each Pledged Certificate and each certificate representing one or more shares of Pledged Stock to the Collateral Agent, the Pledgor shall deliver an undated transfer power covering each such certificate, duly executed in blank by the Pledgor with, if the Collateral Agent so requests, signature guaranteed.

                  4. Representations and Warranties. The Pledgor represents and warrants that:

                  (a) the Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

                  (b) this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                  (c) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of the Pledgor or any of the Subsidiaries), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of the Collateral with respect to this Agreement or any of the transactions contemplated hereby;

                  (f) the Pledgor is the record and beneficial owner of, and has good and legal title to, the Interests and the Pledged Stock, free of any and all Liens or options in favor

                                   Exhibit E-5
         of, or claims of, any other Person, except the Liens created by this Agreement, and (i) all the Pledged Certificates have been duly and validly issued and (ii) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (g) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of the Collateral Agent pursuant to this Agreement or must have otherwise been filed in favor of the Collateral Agent;

                  (h) upon delivery to the Collateral Agent of the Pledged Certificates and the stock certificates evidencing the Pledged Stock and upon the filing of the financing statements described on Schedule II to this Agreement, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral, prior to all other Liens, which will be enforceable as such as against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on Schedule II to this Agreement has been or will be duly taken;

                  (i) the name of the Borrower as indicated on the public record of the Borrower's jurisdiction of organization, which shows the Borrower to have been organized, is "El Paso Energy Partners, L.P.". The Borrower's mailing address is Four Greenway Plaza, Houston, Texas 77046. The Borrower is a Delaware limited partnership, and the Borrower's organizational identification number in the State of Delaware is 2317845. The Borrower was formerly known as "Leviathan Gas Pipeline Partners, L.P." Other than this name, the Borrower has not used any other name or trade name. The Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where the Pledgor maintains any Collateral or is organized. Without limitation of any other covenant herein, the Pledgor will not cause or permit (i) any change to be made in its name, identity or corporate structure or (ii) any change to the Pledgor's jurisdiction of organization, unless the Pledgor shall have first (1) notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests and rights under this Agreement. In any notice furnished pursuant to this subsection, the Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral;

                  (j) (i) each of the LLCs is a limited liability company duly formed and validly existing under the laws of the State of Delaware, (ii) each of the Partnerships is a general or limited partnership (as the case may be) duly formed and validly existing under the laws of the State of Delaware, (iii) the Co-Borrower is a corporation duly organized,

                                   Exhibit E-6
         validly existing and in good standing under the laws of the State of Delaware, and (iii) each of the Subsidiaries has all the requisite power and authority to own and operate its properties, to lease the properties it operates and to carry on its business as now conducted and is duly qualified as a foreign limited liability company or a foreign corporation and in good standing in each jurisdiction in which the character of its properties owned or the nature of the activities conducted by it makes such qualification or licensing necessary, except where failure to be so qualified could not have a Material Adverse Effect. Except to the extent set forth on Schedule I(A) hereto, the Pledgor is the sole owner of each of the LLCs and Partnerships, and the nature of the Pledgor's interest in each of the LLCs and Partnerships is as set forth on Schedule I(A) hereto. The shares of Pledged Stock constitutes the Pledgor's percentage interest of all the issued and outstanding shares of all classes of the capital stock of each Corporation, as such percentage is set forth on Schedule I(B) hereto. The list of certificates set forth on (i) Schedule I(A) constitutes a full and complete list of all the certificates of limited liability company interests of the LLCs owned by the Pledgor and (ii) Schedule I(B) constitutes a full and complete list of all of the issued and outstanding shares of capital stock of any class of each corporate or other Subsidiary beneficially owned by the Pledgor on the date hereof (whether or not registered in the name of the Pledgor) and said
         Schedule I(B) correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate. Complete and correct copies of the Governing Documents of each Subsidiary have been delivered to the Collateral Agent. Transactions permitted by subsections 8.5, 8.6 and 11.22 of the Credit Agreement shall be permitted notwithstanding anything to the contrary in this subsection 4(j); and

                  (k) the execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the Governing Documents of any Subsidiary, or to the best knowledge of the Pledgor, of any agreement or instrument of or judgment, decree, order, statute, rule or governmental regulation applicable to the Pledgor, or result in the creation of any Lien upon any of the properties or assets of the Pledgor (including, without limitation, the Collateral) pursuant to any such term other than the Lien in favor of the Collateral Agent created pursuant to this Agreement.

                  5. Covenants. The Pledgor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any limited liability company interest, any stock certificate or other certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for Interests or any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Pledgor to the Collateral Agent, if required,

                                   Exhibit E-7
         together with an undated stock power covering such certificate duly executed in blank and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any corporate or other Subsidiary, such payments shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any of the Subsidiaries, or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                  (b) Except as permitted under the Credit Agreement or the EPNHC Credit Agreement, without the prior written consent of the Collateral Agent, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement or (iii) vote to enable, or take any other action to permit, any corporate or other Subsidiary to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Subsidiary. The Pledgor will defend the right, title and interest of the Collateral Agent in and to the Collateral against the claims and demands of all Persons whomsoever. The Pledgor will not sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. The Pledgor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the Collateral, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by the Pledgor under this Agreement. The Pledgor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory

                                   Exhibit E-8
         note or other instrument, such note or instrument shall be immediately pledged hereunder to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  (d) The Pledgor will advise the Collateral Agent promptly, in reasonable detail, of any Lien or claim made or asserted against any of the Collateral.

                  (e) The Pledgor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (f) Promptly, but in no case later than 30 days after the Pledgor forms or acquires a Subsidiary that is to be a Restricted Subsidiary, the Pledgor shall provide to the Collateral Agent a supplement to this Agreement in the form of Exhibit A hereto, which shall include a schedule supplementing Schedule I or Schedule II, as the case may be, to pledge its ownership interests in such Restricted Subsidiary to the Collateral Agent.

                  (g) Cash Distributions; Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive (a) all cash distributions paid in the normal course of business of the LLCs and to exercise all voting, member and manager rights with respect to the Interests, and (b) all cash dividends paid in the normal course of business of any corporate or other Subsidiary and consistent with past practice, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in a breach of any provision of the Credit Agreement or the EPNHC Credit Agreement, the Notes, any other Loan Document or this Agreement.

                  7.       Rights of the Collateral Agent.

                  (a)      If an Event of Default shall occur and be continuing,
         (i) the Collateral Agent shall have the right to receive and shall receive any and all cash distributions or dividends paid in respect of the Collateral and make application thereof to the Obligations in such order as it may determine, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Interests and the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and (whether or not so registered) the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, manager and other rights pertaining to the Interests or the shares of the Pledged Stock, as the case may be, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Interests or such shares of the Pledged Stock, as the case may be, as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Interests or the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any of the Subsidiaries, or upon the exercise by the Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares or certificates of or

                                   Exhibit E-9
         evidencing the Interests or the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Interests or the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Subsidiary, or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  8.       Collateral Agent's Appointment as Attorney-in-Fact.

                  (a) The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Pledgor without notice to or assent by the Pledgor to do the following:

                           (i) upon the occurrence and continuation of an Event of Default to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due with respect to the Collateral and, in the name of the Pledgor or its own name or otherwise, to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise as deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due with respect to the Collateral or whenever payable;

                           (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

                           (iii)    upon the occurrence and during the
                  continuance of an Event of Default, (A) to direct any Person liable for any payment to the Pledgor with respect to the Collateral to make payment of any and all moneys due and to

                                  Exhibit E-10
                  become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

                  The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                  (b) The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor, any Subsidiary or to any other member or partner of or owner of any limited or general partner interest, limited liability company interest or other equity interest in any Non-Corporate Subsidiary for any act or failure to act.

                  (c) The Pledgor also authorizes the Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing and to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any of the Subsidiaries or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive,

                                  Exhibit E-11
appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over the counter market, at any exchange, broker's board or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9 615 of the UCC, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Lender to collect such deficiency.

                  10.      Registration Rights; Private Sales.

                  (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Interests or the Pledged Stock, as the case may be, pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the relevant Subsidiaries to (i) execute and deliver, and cause the managers, directors or officers of the relevant Subsidiaries to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Interests, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the relevant

                                  Exhibit E-12

         Subsidiaries to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Interests or the Pledged Stock, as the case may be, for the period of time necessary to permit any of the relevant Subsidiaries to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Subsidiaries would agree to do so.

                  (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Interests or the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a continuing breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, the Co-Agent and the EPN Group Lenders, that the Collateral Agent, the Co-Agent and the EPN Group Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

                  11. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9 207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

                  12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

                                  Exhibit E-13
prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  14. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  15. No Waiver; Cumulative Remedies; Integration. The Collateral Agent shall not by any act (except by a written instrument pursuant to this paragraph), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement represents the agreement of the Pledgor and the Collateral Agent with respect to the subject matter hereof and there are no promises or representations by the Collateral Agent relative to the subject matter hereof not reflected herein.

                  16. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Collateral Agent, provided that any provision of this Agreement that imposes an obligation solely on the Pledgor or provides a right in favor solely of the Collateral Agent may be waived by the Collateral Agent in a letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and its successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF

                                  Exhibit E-14

ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

                  18.      WAIVERS.

                  (a) THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 17, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                  (b) EACH OF THE PLEDGOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

                  19. Notices. All notices, requests and demands to or upon the Collateral Agent, the Pledgor or the Subsidiaries to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been given or made when actually delivered or, in the case of notice by facsimile transmission, when received, addressed as set forth in the Credit Agreement, in the case of the Pledgor and the Collateral Agent, or as set forth under such party's signature below, in the case of the Subsidiaries. The Pledgor and the Subsidiaries may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

                  20. Irrevocable Authorization and Instruction to Subsidiaries. The Pledgor hereby authorizes and instructs each of the Subsidiaries to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and describes such Event of Default and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Subsidiaries shall be fully protected in so complying.

                  21. Release of Liens. Upon payment and satisfaction in full of the Obligations, the Collateral Agent agrees, upon the written request of the Pledgor and at the Pledgor's sole expense, to execute, record and file such instruments and perform such acts as are necessary to release the Collateral from the Lien and security interest of this Agreement or any assignment or other security document entered into pursuant hereto.

                                  Exhibit E-15

                  22. The Collateral Agent Not a Member. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Collateral Agent any of the obligations of a member, manager, partner or other owner of any of the Subsidiaries or (b) to constitute the Collateral Agent a member, manager, partner or other owner of any of the Subsidiaries.

                  23. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                                  Exhibit E-16

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By: El Paso Energy Partners Company,
                                        its General Partner

                                    By: ________________________________
                                        D. Mark Leland
                                        Vice President and Controller

                           Exhibit E Signature Page-1

                                    Agreed to:

                                    JPMorgan Chase Bank,
                                    as Collateral Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    Consented to pursuant to Section 16 of the Existing Pledge Agreement:

                                    JPMorgan Chase Bank,
                                    as Administrative Agent

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                           Exhibit E Signature Page-2

                                   SCHEDULE I

(A)      LIMITED LIABILITY COMPANY AND PARTNERSHIP INTERESTS

         Issuer

         Certificate

         Number (if any)

         Equity

         Interest

         LLCs

--------------------------------------------------------------------------------
                                  Certificate                     Equity
Issuer                          Number (if any)                  Interest
--------------------------------------------------------------------------------
                                     LLCs
--------------------------------------------------------------------------------
Argo II                                                            100%
--------------------------------------------------------------------------------
Crystal Holding                                                    100%
--------------------------------------------------------------------------------
Delos                                                              100%
--------------------------------------------------------------------------------
EP Deepwater                                                       100%
--------------------------------------------------------------------------------
EP Operating                                                       100%
--------------------------------------------------------------------------------
EP Transport                                                       100%
--------------------------------------------------------------------------------
Flextrend                                                          100%
--------------------------------------------------------------------------------
Manta Ray                                                          100%
--------------------------------------------------------------------------------
Poseidon                                                           100%
--------------------------------------------------------------------------------
VK Deepwater                                                       100%
--------------------------------------------------------------------------------
VK Main Pass                                                       100%
--------------------------------------------------------------------------------
                                 PARTNERSHIPS
--------------------------------------------------------------------------------
Green Canyon                                                99% (entire limited
                                                             partner interest)
--------------------------------------------------------------------------------

                             Exhibit E Schedules-1

(B)      DESCRIPTION OF PLEDGED STOCK

Issuer                                Class of Stock*     Stock Certificate    No. of Shares
                                                                 No.
El Paso Energy Partners             All of its capital
Finance Corporation                 stock

*Stock is assumed to be common stock unless otherwise indicated.

                             Exhibit E Schedules-2

                                   SCHEDULE II

                                   UCC FILINGS

State                  Filing Office                Document Filed
-----                  -------------                --------------
Delaware            Secretary of State                  UCC-1

                             Exhibit E Schedules-3

                                                           Exhibit A to Borrower
                                                                Pledge Agreement

                      [FORM OF PLEDGE AGREEMENT SUPPLEMENT]

                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ________, 20__ (this "Supplement"), made by EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Pledgor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of May 16, 2001 and October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Pledgor, El Paso Energy Partners Finance Corporation, a Delaware corporation, as the co-borrower ("Co-Borrower"), the EPN Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; the Pledgor, the Co-Borrower and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"), and
(c) the Marco Polo Lenders (as defined in the Credit Agreement).

                  1. Reference is hereby made to that Amended and Restated Borrower Pledge Agreement, dated as of October 10, 2002, between Pledgor and the Collateral Agent (as amended, supplemented or modified as of the date hereof, the "Pledge Agreement"). Terms defined in the Pledge Agreement are used herein as therein defined.

                  2. Pledgor has acquired formed or acquired one or more new Subsidiaries, as follows: [insert name, jurisdiction of formation, and type of entity for each new Subsidiary] (whether one or more, the "New Issuer"). [ADD ONLY IF NEW ISSUER IS A NON-CORPORATE SUBSIDIARY WITH UNCERTIFICATED EQUITY
INTERESTS: Pledgor owns a ___% [limited liability company/limited partnership/general partnership/other interest in the New Issuer, and such interest in the New Issuer is uncertificated.]

                  3. Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders under the Pledge Agreement. As additional collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations(1) the Pledgor hereby (a) delivers to the Collateral

------------------
(1) Conform the following description of the additional collateral as necessary, depending on what type of entity the Pledgor is acquiring.

                              Exhibit E Schedules-4

Agent all the Additional Pledged Certificates (as such term is hereinafter defined) and all the Additional Pledged Stock (as such term is hereinafter defined), and (b) sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first security interest in, to and under the Additional Collateral (as such term is hereinafter defined). As used herein, the term "Additional Pledged Certificates" means the certificates of [limited liability company/limited partnership/general partnership/other] interests of the Non-Corporate Subsidiaries (the "Additional Subsidiaries") named on Schedule I(A) hereto (to the extent such interests are certificated), which interests are listed on
Schedule I(A) hereto, together with all limited liability company certificates, partnership interest certificates, stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Additional Subsidiary to the Pledgor while the Pledge Agreement is in effect. As used herein, the term "Additional Pledged Stock" means the shares of capital stock listed on Schedule I(B) hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issuer of such shares of capital stock to the Pledgor while the Pledge Agreement is in effect. As used herein, the term "Additional Collateral" means the Additional Interests (as such term is hereinafter defined) (including, without limitation, the Additional Pledged Certificates), the Additional Pledged Stock, and all Additional Proceeds (as such term is hereinafter defined). As used herein, the term "Additional Interests" means, collectively, the following:

                           (i) all right, title and interest, now existing or hereafter acquired, of Pledgor in the Additional Subsidiaries, but not any of Pledgor's obligations from time to time as a member, manager or general or limited partner (unless the Collateral Agent shall become a member, manager or general or limited partner as a result of this exercise of remedies pursuant to the terms of the Pledge Agreement) in any Additional Subsidiary;

                           (ii) any and all monies due and to become due to Pledgor, now or in the future by way of a distribution made to Pledgor in its capacity as a member or owner of any limited liability company interest in the Additional Subsidiaries or otherwise in respect of Pledgor's interest as a member, limited or general partner or other owner of any equity interest in the Additional Subsidiaries;

                           (iii) any other property of any Additional Subsidiary to which Pledgor now or in the future may be entitled in its capacity as a member, limited or general partner or other owner of any equity interest in such Additional Subsidiary by way of distribution, return or otherwise;

                           (iv) any other claim which Pledgor now has or may in the future acquire in its capacity as a member, limited or general partner or other owner of any equity interest in any Additional Subsidiary and its property; and

                           (v)      to the extent not otherwise included, all
                  (A) Additional Proceeds of any or all of the foregoing, and
                  (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

                              Exhibit E Schedules-5

As used herein, the term "Additional Proceeds" means all "proceeds" (as such term is defined in Section 9 102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Additional Interests (including, without limitation, the Additional Pledged Certificates) and the Additional Pledged Stock, collections thereon or distributions with respect thereto.

                  4. From and after the date of this Supplement, (a) the term "Pledged Certificates" as used in the Pledge Agreement shall be amended to include the Additional Pledged Certificates, (b) the term "Subsidiaries" as used in the Pledge Agreement shall be amended to include the Additional Subsidiaries,
(c) the term "Pledged Stock" as used in the Pledge Agreement shall be amended to include the Additional Pledged Stock, (d) the term "Collateral" as used in the Pledge Agreement shall be amended to include the Additional Collateral, and (e) the term "Proceeds" as used in the Pledge Agreement shall be amended to include the Additional Proceeds.

                  5. The Pledgor will cause each of the New Issuers to execute an Acknowledgement and Consent substantially in the form of Exhibit B to the Pledge Agreement. Interests in certain of the Additional Subsidiaries may not be evidenced by certificates. In the case of such Additional Subsidiaries, the Collateral Agent agrees that it will not exercise its right under any such Acknowledgement and Consent to give instructions to such Additional Subsidiaries regarding the Pledgor's limited liability company, limited or general partnership or other equity interest in such Additional Subsidiaries except upon the occurrence and during the continuance of an Event of Default.

                  6. After giving effect to the amendments to the Pledge Agreement set forth in the preceding paragraph, Pledgor hereby represents and warrants that the representations and warranties contained in paragraph 4 of the Pledge Agreement are true and correct on the date of this Supplement.

                  7. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof. [Schedule I and/or Schedule II] to the Pledge Agreement shall hereby be deemed to include each item listed on [Schedule I and/or Schedule II] to this Supplement.

                  IN WITNESS WHEREOF, Pledgor and the Collateral Agent have caused this Supplement to be duly executed and delivered on the date first set forth above.

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By:    _____________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                    Address for Notices:

                                    Four Greenway Plaza

                              Exhibit E Schedules-6

                                    Houston, Texas 77046
                                    Attn: Chief Financial Officer
                                    Telecopy: (832) 676-1671

                              Exhibit E Schedules-7

                                                                      Schedule I
                                                             To Pledge Agreement
                                                                      Supplement

                                   SCHEDULE I

         (A)      ADDITIONAL SUBSIDIARIES

                  Certificate          Equity
Issuer              Number            Interest
------              -----             --------

         (B)      DESCRIPTION OF ADDITIONAL PLEDGED STOCK

                                       Stock
                      Class         Certificate           No. of
Issuer              of Stock*           No.               Shares
------              --------            --                ------

------------------
* Stock is assumed to be common stock unless otherwise indicated.

                              Exhibit E Schedules-8

                                                                     Schedule II
                                                             To Pledge Agreement
                                                                      Supplement

                                   SCHEDULE II

                             ADDITIONAL UCC FILINGS

State             Filing Office     Document Filed
-----             -------------     ---------------

                              Exhibit E Schedules-9

                                                           EXHIBIT B TO BORROWER
                                                                PLEDGE AGREEMENT

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

         [NAME OF NEW PLEDGED SUBSIDIARY] (the "Issuer") hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement, as supplemented by such Supplement. The Issuer further agrees that the terms of paragraph 10(c) of the Pledge Agreement, as supplemented by such Supplement, shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 10 of the Pledge Agreement, as supplemented by such Supplement. The Issuer hereby also agrees that it will comply with instructions originated by the Collateral Agent without the consent of the Pledgor.

_______________, 2002

                                    [NAME OF NEW PLEDGED SUBSIDIARY]

                                    By: ___________________________
                                        Title:

                             Exhibit E Schedules-10

                                    EXHIBIT F

                       FORM OF BORROWER SECURITY AGREEMENT

                              AMENDED AND RESTATED
                           BORROWER SECURITY AGREEMENT

                  AMENDED AND RESTATED SECURITY AGREEMENT, dated as of October 10, 2002, made by EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership ("EPN"), and EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation ("El Paso Finance"; EPN and El Paso Finance herein collectively referred to as the "Borrower") in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among EPN, El Paso Finance, the EPN Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents"), and (c) the Marco Polo Lenders (as defined in the Credit Agreement).

                              W I T N E S S E T H:

                  WHEREAS, EPN and the Collateral Agent are parties to that January 2002 Amended and Restated Borrower Security Agreement, dated as of January 31, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing Security Agreement");

                  WHEREAS, pursuant to the provisions of Section 7.9 of the Credit Agreement, the Borrower agreed that it would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for the Obligations (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.9 of the Credit Agreement, the Borrower hereby agrees with the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders,

                                  Exhibit F-1
that the Existing Security Agreement is hereby amended and restated to read in its entirety as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Supporting Obligations, Promissory Notes, Proceeds; and the following terms shall have the following meanings:

                 "Account Debtor": a Person (other than the Borrower) obligated on an Account, Chattel Paper, General Intangible, or the G&A Agreement.

                 "Collateral": as defined in Section 2 of this Security Agreement. The obligations of the Loan Parties to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the Credit Agreement.

                 "Commitments": (a) the "Revolving Loan Commitments" and "Term Loan Commitments" as defined in the Credit Agreement and (b) the "Commitments" as defined in the EPNHC Credit Agreement.

                 "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of EPN and El Paso Finance to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, and (ii) all obligations, liabilities and indebtedness of EPN or El Paso Finance under and pursuant to the Borrower Guarantee.

                 "Patents": (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule I hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule I hereto.

                                  Exhibit F-2

                 "Patent License": all agreements, whether written or oral, providing for the grant by the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

                 "Security Agreement": this Amended and Restated Borrower Security Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all renewals thereof.

                 "Trademark License": any agreement, written or oral, providing for the grant by the Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule II hereto.

                 "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, the vehicles listed on Schedule III hereto and all tires and other appurtenances to any of the foregoing.

                 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                           (i)      all Accounts;

                           (ii) all Chattel Paper (including, without limitation, all Electronic Chattel Paper and all Tangible Chattel Paper);

                           (iii)    in the case of EPN, the G&A Agreement;

                           (iv)     all Documents;

                           (v)      all Equipment;

                                   Exhibit F-3

                           (vi) all General Intangibles (including, without limitation, all Payment Intangibles);

                           (vii)    all Instruments;

                           (viii)   all Inventory;

                           (ix) all Investment Property (but excluding any such Investment Property that is subject to the security interests granted by EPN in the Borrower Pledge Agreement);

                           (x)      all Patents;

                           (xi)     all Patent Licenses;

                           (xii)    all Trademarks;

                           (xiii)   all Trademark Licenses;

                           (xiv)    all Vehicles;

                           (xv) all Deposit Accounts other than payroll, withholding tax and other fiduciary Deposit Accounts;

                           (xvi)    all Letter-of-Credit Rights;

                           (xvii)   all Commercial Tort Claims;

                           (xviii)  all Supporting Obligations;

                           (xix) with respect only to any Borrower that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of Texas (the "Texas UCC")), any fixtures (as defined in the Texas UCC) physically located in the State of Texas to the extent (but only to the extent) that the filing in the Office of the Secretary of State of the State of Texas a financing statement substantially in the form of Exhibit A hereto would, under the Texas UCC, result in the perfection of a security interest in such fixtures;

                           (xx) with respect only to any Borrower that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of New Mexico (the "New Mexico UCC")), any fixtures (as defined in the New Mexico UCC) physically located in the State of New Mexico to the extent (but only to the extent) that the filing in the Office of the New Mexico Secretary of State of a financing statement substantially in the form of Exhibit A hereto would, under the New Mexico UCC, result in the perfection of a security interest in such fixtures; and

                                  Exhibit F-4

                           (xxi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

except, in each case of clauses (i) - (xxi) above, to the extent that (I) any consent of any affiliate of the Borrower (other than a Subsidiary thereof) is required for the grant of such security interest and such consent has not been obtained after the Borrower has made a reasonable effort to seek such consent and (II) any consent of any non-affiliated third party (other than a Governmental Authority) is required for the grant of such security interest and such consent has not been obtained (provided that the Borrower is under no duty to seek such third-party consents); provided that (x) upon the receipt of any such consent referred to in clauses (I) and (II) above, the security interest granted herein shall automatically attach on such property and (y) notwithstanding the foregoing, Accounts, Chattel Paper, Payment Intangibles and Promissory Notes constitute Collateral in which the Borrower is granting a security interest, as permitted by Sections 9-406 and 9-408 of the Uniform Commercial Code in effect in the State of New York on the date hereof.

                  3. Rights of Collateral Agent and EPN Group Lenders; Limitations on Collateral Agent's and EPN Group Lenders' Obligations.

                           (a) Borrower Remains Liable under Accounts and G&A Agreement. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts, Chattel Paper, Payment Intangibles and the G&A Agreement to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible and in accordance with and pursuant to the terms and provisions of the G&A Agreement. Neither the Collateral Agent nor any of the EPN Group Lenders shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) or under the G&A Agreement by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any such EPN Group Lenders of any payment relating to such Account, Chattel Paper or Payment Intangible, or the G&A Agreement pursuant hereto, nor shall the Collateral Agent or any of the EPN Group Lenders be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) or under or pursuant to the G&A Agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) or under the G&A Agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                           (b) Notice to Account Debtors and Contracting Parties. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify the Account Debtors that the applicable Accounts, Chattel Paper, Payment Intangibles and the

                                  Exhibit F-5

                  G&A Agreement have been assigned to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders and that payments in respect thereof shall be made directly to the Collateral Agent. The Collateral Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper, Payment Intangibles or G&A Agreement.

                           (c) Analysis of Accounts, Etc. The Collateral Agent shall have the right to make test verifications of the Accounts, Chattel Paper and Payment Intangibles in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Collateral Agent may require in connection therewith. At any time and from time to time, upon the Collateral Agent's request and at the expense of the Borrower, the Borrower shall furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, Chattel Paper and Payment Intangibles.

                           (d) Collections on Account, Etc. The Collateral Agent hereby authorizes the Borrower to collect the Accounts, Chattel Paper and Payment Intangibles subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Chattel Paper and Payment Intangibles, when collected by the Borrower, shall be forthwith (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Collateral Agent if required, in a special collateral account maintained by the Collateral Agent, subject to withdrawal by the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders only, as hereinafter provided, and, until so turned over, shall be held by the Borrower in trust for the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, segregated from other funds of the Borrower. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Collateral Agent (or by the Borrower in trust for the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Borrower and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Borrower or to whomsoever may be lawfully entitled to receive the

                                  Exhibit F-6
                  same. At the Collateral Agent's request, the Borrower shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                  4. Representations and Warranties. The Borrower hereby represents and warrants that:

                           (a) Title; No Other Liens. Except for the Lien granted to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement or the EPNHC Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement or the EPNHC Credit Agreement.

                           (b) Perfected First Priority Liens. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, which are (except for any Liens on the Collateral which are permitted to exist pursuant to the Credit Agreement or the EPNHC Credit Agreement) prior to all other Liens on the Collateral created by the Borrower and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Borrower and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. All actions necessary or desirable to perfect such security interest in each item of Collateral requested by the Collateral Agent have been or will be duly taken.

                           (c) Accounts. The amount represented by the Borrower to the EPN Group Lenders from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts, Chattel Paper, and Payment Intangibles will at such time be, to the Borrower's best knowledge, the correct amount actually owing by such Account Debtor or Account Debtors thereunder. No amount payable to the Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent. The place where the Borrower keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is Four Greenway Plaza, Houston, Texas 77046.

                           (d) G&A Agreement. No consent of any party to the G&A Agreement is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. The G&A Agreement is in full

                                  Exhibit F-7
                  force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of the G&A Agreement by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of the G&A Agreement to any material adverse limitation, either specific or general in nature. To the best of the Borrower's knowledge, no party to the G&A Agreement is in default or is likely to become in default in the performance or observance of any of the terms thereof. The right, title and interest of the Borrower in, to and under the G&A Agreement are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of the Collateral, nor have any of the foregoing been asserted or alleged against the Borrower as to the G&A Agreement. No amount payable to the Borrower under or in connection with the G&A Agreement is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

                           (e) Borrower's Name, Etc. The name of EPN as indicated on the public record of EPN's jurisdiction of organization, which shows EPN to have been organized, is "El Paso Energy Partners, L.P.". The name of El Paso Finance as indicated on the public record of the El Paso Finance's jurisdiction of organization, which shows El Paso Finance to have been organized, is "El Paso Energy Partners Finance Corporation." The mailing address of each of ENP and El Paso Finance is Four Greenway Plaza, Houston, Texas 77046. EPN is a Delaware limited partnership, and EPN's organizational identification number in the State of Delaware is 2317845. El Paso Finance is a Delaware corporation, and El Paso Finance's organizational identification number in the State of Delaware is 3036960. EPN was formerly known as "Leviathan Gas Pipeline Partners, L.P." EL Paso Finance was formerly known as "Leviathan Finance Corporation." Other than these names, neither EPN nor El Paso Finance has used any other name or trade name.

                           (f) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                           (g) Patents and Trademarks. Schedule I hereto includes all Patents and Patent Licenses owned by the Borrower in its own name as of the date hereof. Schedule II hereto includes all Trademarks and Trademark Licenses owned by the Borrower in its own name as of the date hereof. To the best of the Borrower's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending (i) seeking to limit,

                                  Exhibit F-8
                  cancel or question the validity of any Patent or Trademark, or
                  (ii) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark.

                           (h) Vehicles. Schedule III is a complete and correct list of all Vehicles owned by the Borrower.

                           (i) Governmental Obligors. None of the obligors on any of Borrower's Accounts, Chattel Paper or Payment Intangibles, and none of the parties to any of Borrower's Contracts, is a Governmental Authority.

                           (j) No Chapter 35 Filings. Borrower has not filed a security instrument with the Secretary of State of the State of Texas electing to be covered by, or is otherwise subject to the requirements and benefits of, Subchapter A of Chapter 35 of the Texas Business and Commerce Code.

                  5. Covenants. The Borrower covenants and agrees with the Collateral Agent and the EPN Group Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

                           (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the collateral covered by such financing statements as "all assets of the Borrower", "all personal property of the Borrower", or words of similar effect, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by the Borrower under this Security Agreement. The Borrower hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement. Upon the request of the Collateral Agent or any of the EPN Group Lenders, the Borrower shall take or cause to be taken all actions (other

                                  Exhibit F-9
                  than any actions required to be taken by the Collateral Agent or any of the EPN Group Lenders) necessary to cause the Collateral Agent to have "control" (within the meaning of Sections 9-104, 9-105, 9-106, and 9-107 of the UCC) over any Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property, or Letter-of-Credit Rights, and the Borrower shall promptly notify the Collateral Agent and the EPN Group Lenders of the Borrower's acquisition of any such Collateral. With respect to any goods constituting Collateral that are in the possession of a "bailee" (within the meaning of Section 9-312 of the UCC), the Borrower shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the EPN Group Lenders) necessary to cause the Collateral Agent to have a perfected security interest in such Collateral pursuant to the provisions of Section 9-312 of the UCC, and the Borrower shall provide prompt notice to the Collateral Agent and the EPN Group Lenders of any such Collateral then in the possession of such a "bailee".

                           (b) Indemnification. The Borrower agrees to pay and to save the Collateral Agent and the EPN Group Lenders harmless from any and all liabilities and reasonable costs and expenses (including, without limitation, legal fees and expenses), (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent or any of the EPN Group Lenders under any Account, Chattel Paper, Payment Intangibles or G&A Agreement, for any sum owing thereunder, or to enforce any provisions of any Account, Chattel Paper, Payment Intangible or G&A Agreement, the Borrower will save, indemnify and keep the Collateral Agent and such EPN Group Lenders harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from the Borrower.

                           (c) Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Collateral Agent's and the EPN Group Lenders' further security, the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, shall have a security interest in all of the Borrower's books and records pertaining to the Collateral, and the Borrower shall turn over any such books and records to the Collateral Agent or to its representatives during normal business hours at the request of the Collateral Agent.

                                  Exhibit F-10

                           (d) Right of Inspection. The Collateral Agent and the EPN Group Lenders shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Borrower, and the Collateral Agent and the EPN Group Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Collateral Agent and the EPN Group Lenders, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and the EPN Group Lenders and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                           (e) Compliance with Laws, etc. The Borrower will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Borrower's business; provided, however, that the Borrower may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Collateral Agent, adversely affect the Collateral Agent's or the EPN Group Lenders' rights or the priority of their Liens on the Collateral.

                           (f) Compliance with Terms of the G&A Agreement, etc. The Borrower will perform and comply in all material respects with all its obligations under the G&A Agreement, if any, and all its other Contractual Obligations relating to the Collateral.

                           (g) Payment of Obligations. The Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Borrower's books in accordance with GAAP.

                           (h) Limitation on Liens on Collateral. The Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement or the EPNHC Credit Agreement, and will defend the right, title and interest of the Collateral Agent and the EPN Group Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                           (i) Limitations on Dispositions of Collateral. The Collateral Agent and the EPN Group Lenders do not authorize, and the Borrower agrees not to sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or

                                  Exhibit F-11
                  contract to do so except to the extent expressly permitted by the Credit Agreement or the EPNHC Credit Agreement.

                           (j) Limitations on Modifications, Waivers, Extensions of the G&A Agreement and Agreements Giving Rise to Accounts. The Borrower will not (i) amend, modify, terminate or waive any provision of the G&A Agreement or any Chattel Paper or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of the G&A Agreement, Chattel Paper, Payment Intangible or Account as Collateral,
                  (ii) fail to exercise promptly and diligently each and every material right which it may have under the G&A Agreement or any Chattel Paper and each agreement giving rise to an Account or Payment Intangible (other than any right of termination) or
                  (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to the G&A Agreement or any Chattel Paper or any agreement giving rise to an Account, or Payment Intangible.

                           (l) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not grant any extension of the time of payment of any of the Accounts, Chattel Paper or Payment Intangibles, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                           (m) Maintenance of Equipment. The Borrower will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                           (n) Further Identification of Collateral. The Borrower will furnish to the Collateral Agent and the EPN Group Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                           (o) Notices. The Borrower will advise the Collateral Agent and the EPN Group Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement or the EPNHC Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                           (p) Changes in Locations, Name, etc. The Borrower recognizes that financing statements pertaining to the Collateral have been or may be filed where the Borrower maintains any Collateral or is organized. Without limitation of any

                                  Exhibit F-12
                  other covenant herein, the Borrower will not cause or permit
                  (i) any change to be made in its name, identity or corporate structure or (ii) any change to (A) the identity of any warehouseman, common carrier, other third-party transporter, bailee or any agent or processor in possession or control of any Collateral or (B) the Borrower's jurisdiction of organization, unless the Borrower shall have first (1) notified the Collateral Agent and the EPN Group Lenders of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent or any of the EPN Group Lenders for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests under this Security Agreement. In any notice furnished pursuant to this subsection, the Borrower will expressly state that the notice is required by this Security Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

                           (q)      Patents and Trademarks.

                                    (i)      The Borrower (either itself or
                           through licensees) will, except with respect to any Trademark that the Borrower shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark,
                           (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                                    (ii)     The Borrower will not, except with
                           respect to any Patent that the Borrower shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                                    (iii)    The Borrower will notify the
                           Collateral Agent and the EPN Group Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country)

                                  Exhibit F-13
                           regarding the Borrower's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                                    (iv)     Whenever the Borrower, either by
                           itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Collateral Agent and the EPN Group Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the EPN Group Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated.

                                    (v)      The Borrower will take all
                           reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                                    (vi)     In the event that any Patent or
                           Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Collateral Agent and the EPN Group Lenders after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent or Trademark is of negligible economic value to the Borrower which determination the Borrower shall promptly report to the Collateral Agent and the EPN Group Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                           (r) Vehicles. The Borrower will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose. No Vehicle shall be removed from the

                                  Exhibit F-14
                  state which has issued the certificate of title or ownership therefor for a period in excess of 60 days.

                           (s) Commercial Tort Claims. If the Borrower shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, then the Borrower shall, within thirty (30) days after such Commercial Tort Claim satisfies such requirements, notify the Collateral Agent and the EPN Group Lenders in a writing signed by the Borrower containing a brief description thereof, and granting to the Collateral Agent in such writing (for the benefit of the EPN Group Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the EPN Group Lenders. The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements: (i) the monetary value claimed by or payable to the Borrower in connection with such Commercial Tort Claim shall exceed $5,000,000, and either (ii)
                  (A) the Borrower shall have filed a law suit or counterclaim or otherwise commenced legal proceedings (including, without limitation, arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or (B) the Borrower and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim. In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by the Borrower is disclosed by the Borrower in any public filing with the Securities Exchange Commission or any successor thereto or analogous Governmental Authority, or to the extent that the existence of any such Commercial Tort Claim is disclosed in any press release issued by the Borrower, then, upon the request of the Collateral Agent, the Borrower shall, within thirty (30) days after such request is made, transmit to the Collateral Agent and the EPN Group Lenders a writing signed by the Borrower containing a brief description of such Commercial Tort Claim and granting to the Collateral Agent in such writing (for the benefit of the EPN Group Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the EPN Group Lenders.

                  6.       Collateral Agent's Appointment as Attorney-in-Fact.

                           (a) Powers. The Borrower hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Borrower

                                  Exhibit F-15
                  hereby gives the Collateral Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

                                    (i)      in the case of any Account, Chattel
                           Paper or Payment Intangible, at any time when the authority of the Borrower to collect the Accounts, Chattel Paper or Payment Intangible has been curtailed or terminated pursuant to the first sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper, Payment Intangible or the G&A Agreement, or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or the G&A Agreement or with respect to any other Collateral whenever payable;

                                    (ii)     to pay or discharge taxes and Liens
                           levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                                    (iii)    upon the occurrence and during the
                           continuance of any Event of Default, (A) to direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
                           (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make

                                  Exhibit F-16
                           any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the EPN Group Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

         The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                           (b) Other Powers. The Borrower also authorizes the Collateral Agent and the EPN Group Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                           (c) No Duty on Collateral Agent or EPN Group Lenders' Part. The powers conferred on the Collateral Agent and the EPN Group Lenders hereunder are solely to protect the Collateral Agent's and the EPN Group Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any of the EPN Group Lenders to exercise any such powers. The Collateral Agent and the EPN Group Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  7. Performance by Collateral Agent of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 3-1/2 % above the Alternate Base Rate, shall be payable by the Borrower to the Collateral Agent on demand and shall constitute Obligations secured hereby.

                  8. Proceeds. In addition to the rights of the Collateral Agent and the EPN Group Lenders specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Collateral Agent in the exact form received by the Borrower (duly indorsed by the Borrower to the Collateral

                                  Exhibit F-17

         Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether from the Borrower or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                  9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the EPN Group Lenders and the Marco Polo Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any of the EPN Group Lenders or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any of the EPN Group Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the EPN Group Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Collateral Agent or any of the EPN Group Lenders arising out of the exercise by them of any rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of

                                  Exhibit F-18
         a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the EPN Group Lenders to collect such deficiency.

                  10. Limitation on Duties Regarding Preservation of Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any of the EPN Group Lenders, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                  11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  14. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any of the EPN Group Lenders shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any of the EPN Group Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any of the EPN Group Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such EPN Group Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                                  Exhibit F-19

                  15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Collateral Agent and the EPN Group Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  16. Notices. Notices hereunder may be given by mail or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, 3 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent. The Borrower may change its address and transmission number by written notice to the Collateral Agent, and the Collateral Agent or any of the EPN Group Lenders may change its address and transmission number by written notice to the Borrower and, in the case of a any of the EPN Group Lenders, to the Collateral Agent.

                  17. Authority of Collateral Agent. The Borrower acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as among the Collateral Agent, the EPN Group Lenders and the Marco Polo Lenders be governed by the Credit Agreement, the Marco Polo Financing Documents, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Borrower, the Collateral Agent shall be conclusively presumed to be acting as agent for the EPN Group Lenders, and the Marco Polo Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            [SIGNATURE PAGES FOLLOW]

                                  Exhibit F-20

         IN WITNESS WHEREOF, each of EPN and El Paso Finance has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By: El Paso Energy Partners Company,
                                        its General Partner

                                    By: _______________________
                                        D. Mark Leland
                                        Senior Vice President and Controller

                                    EL PASO ENERGY PARTNERS FINANCE CORPORATION

                                    By: ________________________
                                        D. Mark Leland
                                        Senior Vice President and Controller

                          Exhibit F Signature Page-1

                                    Agreed to:

                                    JPMorgan Chase Bank,
                                    as Collateral Agent

                                    By:   ______________________________________
                                    Name: ______________________________________
                                    Title:______________________________________

                                    Consented to pursuant to Section 15 of the Existing Security Agreement:

                                    JPMorgan Chase Bank,
                                    as Administrative Agent

                                    By:   ______________________________________
                                    Name: ______________________________________
                                    Title:______________________________________

                          Exhibit F Signature Page-2

                                                          Schedule I to Borrower
                                                              Security Agreement

                           Patents and Patent Licenses

                                     [None]

                          Exhibit F Signature Page-3

                                                         Schedule II to Borrower
                                                              Security Agreement

                        Trademarks and Trademark Licenses

                                     [None]

                          Exhibit F Signature Page-4

                                                        Schedule III to Borrower
                                                              Security Agreement

                                    Vehicles

                                     [None]

                          Exhibit F Signature Page-5

                                    EXHIBIT G

                         FORM OF SUBSIDIARIES GUARANTEE

                        CONSOLIDATED AMENDED AND RESTATED
                             SUBSIDIARIES GUARANTEE

         CONSOLIDATED AMENDED AND RESTATED SUBSIDIARIES GUARANTEE, dated as of October 10, 2002, by each of the corporations, limited liability companies, partnerships and other entities, as the case may be, that are from time to time signatories hereto (the "Guarantors") in favor of the EPN Group Administrative Agents (as defined below) for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders (each as defined below).

                              W I T N E S S E T H :

         WHEREAS, El Paso Energy Partner, L.P., a Delaware limited partnership ("EPN"), and El Paso Energy Partners Finance Corporation, a Delaware corporation ("El Paso Finance") are parties to that certain Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPN Credit Agreement") among EPN, El Paso Finance, JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent")and the banks and other financial institutions parties thereto (the "EPN Lenders");

         WHEREAS, EPN Holding Company, L.P., a Delaware limited partnership ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers") is a party to that certain Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPNHC, JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents")and the banks and other financial institutions parties thereto (the "EPNHC Lenders"; the EPN Lenders and the EPNHC Lenders herein collectively referred to as the "EPN Group Lenders");

         WHEREAS, certain of the Guarantors and the EPN Administrative Agent are parties to the Amended and Restated Subsidiaries Guarantee, dated as of March 23, 1995 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPN Subsidiary Guarantee");

         WHEREAS, EPN GP Holding, L.L.C. and the EPNHC Administrative Agent are parties to that certain Parent Guarantee (G.P.), dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Parent GP Guarantee");

         WHEREAS, EPN Holding Company I, L.P. and the EPNHC Administrative Agent are parties to that certain Parent Guarantee (L.P.), dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Parent LP Guarantee");

                                  Exhibit G-1

         WHEREAS, certain of the Guarantors and the EPNHC Administrative Agent are parties to that certain Subsidiary Guarantee, dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Subsidiary Guarantee");

         WHEREAS, pursuant to the terms of the EPN Credit Agreement and the EPNHC Credit Agreement and the other Loan Documents (as defined in the EPN Credit Agreement), the EPN Group Lenders have agreed to make certain Extensions of Credit (as hereinafter defined) to or for the benefit of the EPN Group Borrowers;

         WHEREAS, the EPN Group Borrowers are members of an affiliated group of entities that includes each Guarantor;

         WHEREAS, the EPN Group Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Extensions of Credit;

         WHEREAS, pursuant to the provisions of Section 7.9 of the EPN Credit Agreement and Section 7.9 of the ENPHC Credit Agreement, each of the EPN Group Borrowers agreed that each Guarantor would be required to guarantee all of the "Obligations" of EPN and El Paso Finance under and as defined in the EPN Credit Agreement and all of the "Obligations" of EPNHC under and as defined in the EPNHC Credit Agreement.;

         NOW, THEREFORE, in consideration of the premises and to induce the EPN Lenders to comply with the requirements of Section 7.9 of the EPN Credit Agreement and the EPNHC Lenders to comply with the requirements of Section 7.9 of the ENPHC Credit Agreement, each Guarantor hereby agrees with the EPN Group Administrative Agents, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, that each of the Existing EPN Subsidiary Guarantee, Existing EPNHC Parent GP Guarantee, Existing EPNHC Parent LP Guarantee and Existing EPNHC Subsidiary Guarantee is hereby consolidated, amended and restated as a single instrument to read in its entirety as follows:

         1. Defined Terms. As used in this Guarantee, terms defined in the EPN Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings:

                  "Adjusted Net Worth": of any Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of such Guarantor, contingent or otherwise", as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors.

                  "Commitments": (a) the "Revolving Loan Commitments" and "Term Loan Commitments" as defined in the EPN Credit Agreement and (b) the "Commitments" as defined in the EPNHC Credit Agreement.

                  "Determination Date": with respect to any Guarantor, the earlier of (a) the date of commencement of a case under Title 11 of the United States Code in which such

                                  Exhibit G-2

         Guarantor is a debtor and (b) the date enforcement hereunder is sought with respect to such Guarantor.

                  "Extension of Credit": (i) all loans or advances made to the any of the EPN Group Borrowers under any Loan Document, (ii) all letters of credit issued for the account of any of the EPN Group Borrowers under any Loan Document, (iii) all bankers' acceptances created for the account of any of the EPN Group Borrowers under any Loan Document and (iv) all other extensions of credit to or for the benefit of any of the EPN Group Borrowers under any Loan Document.

                  "Loan Documents": (i) the "Loan Documents" under and as defined in the EPN Credit Agreement and (ii) the "Loan Documents" under and as defined in the EPNHC Credit Agreement.

                  "Maximum Guaranteed Amount": for any Guarantor, as of the Determination Date for such Guarantor, the sum of (i) an amount equal to the sum of each Extension of Credit (or portion thereof) the proceeds of which are used to make a Valuable Transfer (as defined below) to such Guarantor plus interest on such amount at the rate specified in the EPN Credit Agreement or the EPNHC Credit Agreement, as applicable, plus (ii) the greater of (I) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the date of the execution of this Guarantee before giving effect to any Extensions of Credit made on such date and (II) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the Determination Date for such Guarantor. For purposes hereof, the proceeds of an Extension of Credit (or portion thereof) are considered to be used to make a "Valuable Transfer" to a Guarantor if such proceeds are used to (i) make a loan, advance or capital contribution to such Guarantor, (ii) acquire from such Guarantor debt securities or other obligations of such Guarantor, (iii) acquire property, any interest in which is transferred to such Guarantor (but only to the extent of the economic benefit to such Guarantor of the interest so transferred), (iv) purchase equity securities of such Guarantor or (v) otherwise confer, directly or indirectly, an economic benefit on such Guarantor (but only to the extent of such benefit).

                  "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of EPN or El Paso Finance to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPN Credit Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, (ii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPNHC Term Loans and interest accruing after the filing of any petition in bankruptcy,

                                  Exhibit G-3
         or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post filing or post petition interest is allowed in such proceeding) and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other EPNHC Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC Administrative Agent or any of the EPNHC Lenders) or otherwise, and (iii) the Marco Polo Clawback.

         2. Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the EPN Group Administrative Agents and the EPN Group Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by each of the EPN Group Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such EPN Group Borrower, and each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the EPN Group Administrative Agents or any of the EPN Group Lenders in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee; provided, however, that, anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount as determined at the Determination Date for such Guarantor; and further provided, that the Maximum Guaranteed Amount for each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (b) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor or of all of the Guarantors without impairing this Guarantee or affecting the rights and remedies of the EPN Group Administrative Agents and the EPN Group Lenders hereunder.

                  (c) No payment or payments made by the EPN Group Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the EPN Group Administrative Agents or any of the EPN Group Lenders from the EPN Group Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to its Maximum Guaranteed Amount until the Obligations are paid in full and the Commitments are terminated.

                                  Exhibit G-4

                  (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the EPN Group Administrative Agents or any of the EPN Group Lenders on account of its liability hereunder, it will notify the EPN Group Administrative Agents in writing that such payment is made under this Guarantee for such purpose.

         3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Paragraph 5 hereof. The provisions of this Paragraph 3 shall in no respect limit the obligations and liabilities of any Guarantor to the EPN Group Administrative Agents and the EPN Group Lenders, and each Guarantor shall remain liable to the EPN Group Administrative Agents and the EPN Group Lenders for the full amount guaranteed by such Guarantor hereunder.

         4. Right of Set-off. Each Guarantor hereby irrevocably authorizes the EPN Group Administrative Agents and each of the EPN Group Lenders at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the EPN Group Administrative Agents or such EPN Group Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the EPN Group Administrative Agents or such EPN Group Lenders may elect, against and on account of the obligations and liabilities of such Guarantor to the EPN Group Administrative Agents and the EPN Group Lenders hereunder and claims of every nature and description of the EPN Group Administrative Agents and the EPN Group Lenders against such Guarantor, in any currency, whether arising hereunder, under the EPN Credit Agreement, the EPNHC Credit Agreement, the Notes, the other Loan Documents or otherwise, as such EPN Group Lenders may elect, whether or not the EPN Group Administrative Agents or any of the EPN Group Lenders has made any demand for payment. Each of the EPN Group Lenders agrees to notify such Guarantor promptly of any such set-off and the application made by such EPN Group Lenders or the EPN Group Administrative Agents, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each of the EPN Group Lenders and the EPN Group Administrative Agents under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such EPN Group Lenders may have.

         5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or under any other Loan Document or any set-off or application of funds of any of the Guarantors by any of the EPN Group Lenders or the EPN Group Administrative Agents, no Guarantor shall be entitled to be subrogated to any of the rights of the EPN Group Administrative Agents or any of the EPN Group Lenders against the EPN Group Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by any of the EPN Group Lenders or the EPN Group Administrative Agents for the payment of the Obligations or any guarantee thereof, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the EPN Group Borrowers or any other Guarantor in respect

                                  Exhibit G-5
of payments made by such Guarantor hereunder or under any other Loan Document, until all amounts owing to the EPN Group Administrative Agents and the EPN Group Lenders by the EPN Group Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the EPN Group Administrative Agents and the EPN Group Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the EPN Group Administrative Agents in the exact form received by such Guarantor (duly indorsed by such Guarantor to the EPN Group Administrative Agents, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the EPN Group Administrative Agents may determine.

         6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder and under the other Loan Documents to which it is a party notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations or any guarantees thereof made by the EPN Group Administrative Agents or any of the EPN Group Lenders may be rescinded by such Person and any of the Obligations or any guarantees thereof continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the EPN Group Administrative Agents or any of the EPN Group Lenders and the EPN Credit Agreement, the EPNHC Credit Agreement, the Notes, the other Loan Documents, any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the EPN Group Administrative Agents and/or any of the EPN Group Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the EPN Group Administrative Agents or any of the EPN Group Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the EPN Group Administrative Agents nor any of the EPN Group Lenders shall have any obligation to protect, secure, perfect or insure any Lien at any time held as security for the Obligations or any guarantees thereof or for this Guarantee or any other Loan Document or any property subject thereto. When making any demand hereunder or under any other Loan Document against any of the Guarantors, the EPN Group Administrative Agents or any of the EPN Group Lenders may, but shall be under no obligation to, make a similar demand on the EPN Group Borrowers or any other Guarantor or guarantor, and any failure by the EPN Group Administrative Agents or any of the EPN Group Lenders to make any such demand or to collect any payments from the EPN Group Borrowers or any such other Guarantor or guarantor or any release of the EPN Group Borrowers or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder and under the other Loan Documents, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the EPN Group Administrative Agents or any of the EPN Group Lenders against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                                   Exhibit G-6

         7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the EPN Group Administrative Agents or any of the EPN Group Lenders upon this Guarantee or acceptance of this Guarantee or any other Loan Document, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the EPN Group Borrowers or any of the Guarantors and the EPN Group Administrative Agents or any of the EPN Group Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee and the other Loan Documents. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the EPN Group Borrowers or any of the Guarantors with respect to the Obligations or any guarantee thereof. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the EPN Credit Agreement, the EPNHC Credit Agreement, the Notes, any of the other Loan Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the EPN Group Administrative Agents or any of the EPN Group Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the EPN Group Borrowers against the EPN Group Administrative Agents or any of the EPN Group Lenders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the EPN Group Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the EPN Group Borrowers for the Obligations, or of such Guarantor under this Guarantee or any other Loan Document, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the EPN Group Administrative Agents and any of the EPN Group Lenders may, but shall be under no obligation to, pursue such rights and remedies as it may have against the EPN Group Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the EPN Group Administrative Agents or any of the EPN Group Lenders to pursue such other rights or remedies or to collect any payments from the EPN Group Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the EPN Group Borrowers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the EPN Group Administrative Agents or any of the EPN Group Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the EPN Group Administrative Agents and the EPN Group Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the EPN Credit Agreement and the EPNHC Credit Agreement the EPN Group Borrowers may be free from any Obligations.

         8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is

                                   Exhibit G-7
rescinded or must otherwise be restored or returned by the EPN Group Administrative Agents or any of the EPN Group Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the EPN Group Borrowers or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the EPN Group Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the EPN Group Administrative Agents without set-off or counterclaim in U.S. Dollars at the office of the EPN Group Administrative Agents located at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081.

         10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

                  (a) such Guarantor is duly organized, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

                  (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of such Guarantor;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member of, owner of any limited liability company interest of or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guarantee or any of the transactions contemplated hereby or (ii) which could have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor;

                                  Exhibit G-8

                  (g) such Guarantor has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books); and

                  (h) On the date of execution of this Guarantee and upon each Borrowing Date (i) the amount of the "present fair saleable value" of the assets of each Guarantor will, as of each such date, exceed the amount of all "liabilities of such Guarantor, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of each Guarantor will, as of such date, be greater than the amount that will be required to pay the liability of such Guarantor on its debts as such debts become absolute and matured, (iii) each Guarantor will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (iv) each Guarantor will be able to pay its debts as they mature. For purposes of this subsection 10(i) "debt" means "liability on a claim", and "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. Each of the Guarantors shall be deemed to make the representation contained in this subsection 10(h) on each Borrowing Date.

         Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by any of the EPN Group Borrowers under the EPN Credit Agreement or the EPNHC Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. No Waiver; Cumulative Remedies. Neither the EPN Group Administrative Agents nor any of the EPN Group Lenders shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the EPN Group Administrative Agents or any of the EPN Group Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the EPN Group Administrative Agents or any of the EPN Group Lenders of any right or remedy

                                   Exhibit G-9
hereunder on any one occasion shall not be construed as a bar to any right or remedy which the EPN Group Administrative Agents or such EPN Group Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the EPN Group Administrative Agents or any of the EPN Group Lenders relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the EPN Group Administrative Agents, provided that any provision of this Guarantee may be waived by the EPN Group Administrative Agents and the EPN Group Lenders in a letter or agreement executed by the EPN Group Administrative Agents or by facsimile transmission from the EPN Group Administrative Agents. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the EPN Group Administrative Agents and the EPN Group Lenders and their respective successors and assigns. This Guarantee shall be governed by and be construed and interpreted in accordance with the laws of the State of New York.

         15. Notices. All notices, requests and demands to or upon the Guarantors or the EPN Group Administrative Agents or any of the EPN Group Lenders to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after deposit in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to a party at the address provided for such party in subsection 11.2 of the EPN Credit Agreement or subsection 11.2 of the EPNHC Credit Agreement or Schedule I hereto, as the case may be.

         16. Authority of EPN Group Administrative Agents. Each Guarantor acknowledges that the rights and responsibilities of the EPN Group Administrative Agents under this Guarantee with respect to any action taken by the EPN Group Administrative Agents or the exercise or non-exercise by the EPN Group Administrative Agents of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the EPN Group Administrative Agents and the EPN Group Lenders, be governed by the EPN Credit Agreement and the EPNHC Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the EPN Group Administrative Agents and such Guarantor, the EPN Group Administrative Agents shall be conclusively presumed to be acting as agent for the EPN Group Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF

                                  Exhibit G-10

THIS AGREEMENT, SUCH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH IN SCHEDULE I HERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE EPN GROUP ADMINISTRATIVE AGENTS OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH GUARANTOR IN ANY OTHER JURISDICTION.

         18. WAIVERS. (a) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 17, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                  (b) EACH OF EACH GUARANTOR AND THE EPN GROUP ADMINISTRATIVE AGENTS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

         19. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [signature page follows]

                                  Exhibit G-11

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                              HATTIESBURG GAS STORAGE COMPANY
                                   By: Hattiesburg Industrial Gas Sales, L.L.C.
                                       First Reserve Gas, L.L.C.
                                       its General Partners

                              HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
                                   By: El Paso Energy Partners Deepwater, L.L.C.
                                       its Sole Member

                              EAST BREAKS GATHERING COMPANY, L.L.C.
                                   By: El Paso Energy Partners Deepwater, L.L.C.
                                       its Sole Member

                              ARGO, L.L.C.

                              ARGO I, L.L.C.

                              ARGO II, L.L.C.

                              CRYSTAL HOLDING, L.L.C.

                              EL PASO ENERGY PARTNERS DEEPWATER, L.L.C.

                              EL PASO ENERGY PARTNERS OIL TRANSPORT, L.L.C.

                              FIRST RESERVE GAS, L.L.C.

                              HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.

                              PETAL GAS STORAGE, L.L.C.

                              GREEN CANYON PIPE LINE COMPANY, L.P.

                              EL PASO ENERGY PARTNERS OPERATING COMPANY, L.L.C.

                              DELOS OFFSHORE COMPANY, L.L.C.

                              FLEXTREND DEVELOPMENT COMPANY, L.L.C.

                              MANTA RAY GATHERING COMPANY, L.L.C.

                              POSEIDON PIPELINE COMPANY, L.L.C.

                              VK DEEPWATER GATHERING COMPANY, L.L.C.

                              VK-MAIN PASS GATHERING COMPANY, L.L.C.

                              EPN NGL STORAGE, L.L.C.

                              By: ________________________________
                                  D. Mark Leland
                                  Senior Vice President and Controller

                           Exhibit G Signature Page-1

                              EPN HOLDING COMPANY, L.P.
                                   By: EPN GP Holding, L.L.C.
                                       its General Partner

                              EL PASO ENERGY INTRASTATE, L.P.
                                   By: EPN Pipeline GP Holding, L.L.C.
                                       its General Partner

                              EPGT TEXAS PIPELINE, L.P.
                                   By: EPN Pipeline GP Holding, L.L.C.
                                       its General Partner

                              EL PASO INDIAN BASIN, L.P.
                                   By: El Paso Indian Basin GP, L.L.C.
                                       its General Partner

                              EPN GATHERING AND TREATING COMPANY, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              WARWINK GATHERING AND TREATING COMPANY
                                   By: El Paso Energy Warwink I Company, L.P.
                                       and El Paso Energy Warwink II Company,
                                       L.P., its General Partners

                                           By: EPN Gathering and Treating GP
                                               Holding, L.L.C., their General
                                               Partner

                              EPN PIPELINE GP HOLDING, L.L.C.

                              EPN GP HOLDING, L.L.C.

                              EPN GP HOLDING I, L.L.C.

                              EPN HOLDING COMPANY I, L.P.

                              EL PASO HUB SERVICES COMPANY, L.L.C.

                              EL PASO ENERGY WARWINK I COMPANY, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              EL PASO ENERGY WARWINK II COMPANY, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              EL PASO OFFSHORE GATHERING & TRANSMISSION, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              EL PASO INDIAN BASIN GP, L.L.C.

                           Exhibit G Signature Page-2

                              EPN GATHERING AND TREATING GP HOLDING, L.L.C.

                                   By:________________________________
                                      Keith Forman
                                      Vice President & Chief Financial Officer

                           Exhibit G Signature Page-3

                              THE CHACO LIQUIDS PLANT TRUST

                              By: El Paso Energy Partners Operating
                                  Company, L.L.C.
                                  its Trustee

                              By:____________________________________
                                 D. Mark Leland
                                 Senior Vice President and Controller

                           Exhibit G Signature Page-4

                                   Consented to pursuant to Section 14 of the Existing EPN Subsidiary Guarantee:

                                   JPMorgan Chase Bank,
                                   as Administrative Agent

                                   By:   _______________________________________
                                   Name: _______________________________________
                                   Title:_______________________________________

                                   Consented to pursuant to Section 13 of the Existing EPNHC Parent GP Guarantee:

                                   JPMorgan Chase Bank,
                                   as Administrative Agent

                                   By:   _______________________________________
                                   Name: _______________________________________
                                   Title:_______________________________________

                                   Consented to pursuant to Section 13 of the Existing EPNHC Parent LP Guarantee:

                                   JPMorgan Chase Bank,
                                   as Administrative Agent

                                   By:   _______________________________________
                                   Name: _______________________________________
                                   Title:_______________________________________

                                   Consented to pursuant to Section 14 of the Existing EPNHC Subsidiary Guarantee:

                                   JPMorgan Chase Bank,
                                   as Administrative Agent

                                   By:   _______________________________________
                                   Name: _______________________________________
                                   Title:_______________________________________

                           Exhibit G Signature Page-5

                                                                      SCHEDULE I

                             Addresses of Guarantors

Four Greenway Plaza
Houston, Texas 77046
Attn: Chief Financial Officer
Telecopy: (832) 676-1671

                              Exhibit G Schedules-1

                                                                    Exhibit A to
                                                          Subsidiaries Guarantee

                       ADDENDUM TO SUBSIDIARIES GUARANTEE

         ADDENDUM, dated as of _____________, 200_ (this "Addendum"), to that Consolidated Amended and Restated Subsidiaries Guarantee, dated as of October 10, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Subsidiaries Guarantee"), made by each of the Guarantors listed below in favor of the EPN Group Administrative Agents for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders (each as defined in the Subsidiaries Guarantee). Unless otherwise defined herein, terms defined in the Subsidiaries Guarantee are used herein as therein defined.

                              W I T N E S S E T H :

         WHEREAS, [NAME OF NEW GUARANTOR], [a _________ limited liability company] [a _________________ corporation] [a __________________ partnership]
(the "New Guarantor"), has become a Subsidiary of one of the EPN Group Borrowers; and

         WHEREAS, pursuant to subsection 8.17 of the EPN Credit Agreement [or
Section 8.17 of the EPNHC Credit Agreement], the New Guarantor is required to become a party to the Subsidiaries Guarantee;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Guarantor hereby:

                  (i) agrees to all of the provisions of the Subsidiaries Guarantee, and

                  (ii) effective on the date hereof, becomes a party to the Subsidiaries Guarantee, as a Guarantor, with the same effect as if the New Guarantor were an original signatory thereto (with the representations and warranties contained therein being deemed to be made by the New Guarantor as of the date hereof).

         IN WITNESS WHEREOF, the New Guarantor has caused this Addendum to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                            [NAME OF NEW GUARANTOR]

                                            By:_________________________________
                                               Title:

                                            Address:

                        Exhibit G Schedules (Exhibit A)-1

         Each of the undersigned Guarantors hereby ratifies and confirms its respective obligations under the Subsidiaries Guarantee, as supplemented by this
Addendum:

                                     [List Names Existing Subsidiary Guarantors]

                                     By:________________________________________
                                        ________________________________________
                                        ________________________________________

                        Exhibit G Schedules (Exhibit A)-2

                                    EXHIBIT H

                      FORM OF SUBSIDIARIES PLEDGE AGREEMENT

                        CONSOLIDATED AMENDED AND RESTATED
                           SUBSIDIARY PLEDGE AGREEMENT

                  CONSOLIDATED AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT, dated as of October 10, 2002, made by each Pledgor named on Schedule III hereto, (individually a "Pledgor" and collectively the "Pledgors"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent") for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPN Credit Agreement") among El Paso Energy Partner, L.P., a Delaware limited partnership ("EPN"), El Paso Energy Partners Finance Corporation, a Delaware corporation ("El Paso Finance"), the EPN Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents"), and (c) the Marco Polo Lenders (as defined in the EPN Credit Agreement).

                              W I T N E S S E T H :

                  WHEREAS, certain of the Pledgors and the Collateral Agent are parties to the January 2002 Subsidiary Pledge Agreement, dated as of January 31, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPN Subsidiary Pledge Agreement");

                  WHEREAS, EPNHC and the Collateral Agent are parties to that certain Borrower Pledge Agreement, dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Pledge Agreement");

                  WHEREAS, certain of the Pledgors and the Collateral Agent are parties to that certain Subsidiary Security Agreement, dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Subsidiary Pledge Agreement");

                  WHEREAS, pursuant to the provisions of Section 7.9 of the EPN Credit Agreement, EPN and El Paso Finance agreed that they would deliver, and would cause each

                                  Exhibit H-1

Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for EPN and El Paso Finance's obligations under the EPN Credit Agreement;

                  WHEREAS, pursuant to the provisions of Section 7.9 of the EPNHC Credit Agreement, EPNHC agreed that it would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for EPNHC's obligations under the EPNHC Credit Agreement;

                  WHEREAS, pursuant to the provisions of Section 7.9 of the EPN Credit Agreement and Section 7.9 of the EPNHC Credit Agreement, the Pledgors have entered into and delivered to the Collateral Agent, this Agreement;

                  WHEREAS, the relevant Pledgor named on Schedule III hereto (a) owns the limited liability company interests described on Schedule I hereto in the limited liability companies described thereon (collectively referred to herein, together with any other limited liability company interest owned or required by any Pledgor after the date of this Agreement whose ownership interests are, pursuant to the provisions of the EPN Credit Agreement or the EPNHC Credit Agreement, required to be pledged to the Collateral Agent hereunder, as the "LLCs"), (b) owns the general partnership interests described on Schedule I hereto in the general and limited partnerships described thereon (collectively referred to herein, together with any other general or limited partnership interest owned or acquired by any Pledgor after the date of this Agreement whose partnership interests are, pursuant to the provisions of the EPN Credit Agreement or the EPNHC Credit Agreement, required to be pledged to the Collateral Agent hereunder, as the "Partnerships") and (c) owns all of the interests in the Chaco Trust as described on Schedule I hereto;

                  WHEREAS, the EPN Credit Agreement requires that the Capital Stock of certain Subsidiaries of EPN that are controlled indirectly, through one or more intermediaries, by EPN, be pledged to the Collateral Agent;

                  WHEREAS, the EPNHC Credit Agreement requires that the Capital Stock of certain Subsidiaries of EPNHC that are controlled indirectly, through one or more intermediaries, by EPNHC, be pledged to the Collateral Agent;

                  WHEREAS, the Pledgors own interests in certain of the Subsidiaries; and

                  WHEREAS, the making of this Agreement by the Pledgors are necessary or convenient to the conduct, promotion, or attainment of the business of the Pledgors;

                  NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.9 of the EPN Credit Agreement and Section 7.9 of the EPNHC Credit Agreement, the Pledgors hereby agree with the Collateral Agent, for the ratable benefit of the

                                   Exhibit H-2

EPN Group Lenders and the Marco Polo Lenders, that each of the Existing EPN Subsidiary Pledge Agreement, Existing EPNHC Pledge Agreement and Existing EPNHC Subsidiary Pledge Agreement is hereby consolidated, amended and restated as a single instrument to read in its entirety as follows:

                  1. Defined Terms. As used in this Agreement terms defined in the EPN Credit Agreement or in the recitals hereto shall have their defined meanings when used herein and the following terms shall have the following meanings:

                  "Account Debtor": A Person (other than the Pledgors) obligated on an Account, Chattel Paper, General Intangible, or the Contract.

                  "Agreement": This Consolidated Amended and Restated Subsidiary Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

                  "Certificate of Formation": With respect to any LLC or Partnership that is a limited partnership, its certificate of formation.

                  "Collateral": The Interests (including, without limitation, the Pledged Certificates), the Pledged Stock and all Proceeds. The obligations of the Pledgors to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the EPN Credit Agreement and by paragraphs (c) and (d) of subsection 7.10 of the EPNHC Credit Agreement.

                  "Corporations": any corporate Subsidiary of EPN or EPNHC in which any Pledgor owns Capital Stock and such Capital Stock is required to be pledged to the Collateral Agent hereunder pursuant to the provisions of the EPN Credit Agreement or the EPNHC Credit Agreement.

                  "Interests":

                           (i) All right, title and interest, now existing or hereafter acquired, of each Pledgor in the Non-Corporate Subsidiaries but not any of its obligations from time to time as a member or partner therein (unless the Collateral Agent shall become a member or partner therein as a result of its exercise of remedies pursuant to the terms hereof);

                           (ii) any and all moneys due and to become due to the each Pledgor now or in the future by way of a distribution made to such Pledgor in its capacity as a member or partner of or the owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries or otherwise in respect of the each Pledgor's interest as a member of or partner in the Non-Corporate Subsidiaries or the owner of any limited liability company interests, limited or general partner interests or other equity interests in any of the Non-Corporate Subsidiaries;

                                   Exhibit H-3

                           (iii)    any other property of any of the
                  Non-Corporate Subsidiaries to which any Pledgor now or in the future may be entitled in its capacity as a member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any such Non-Corporate Subsidiary by way of distribution, return or otherwise;

                           (iv) any other claim which any Pledgor now has or may in future acquire in its capacity as member of, partner in or owner of any limited liability company interest, limited or general partner interest or other equity interest in any of the Non-Corporate Subsidiaries against any such Non-Corporate Subsidiary and its property;

                           (v) to the extent not otherwise included, (A) all Proceeds of any or all of the foregoing, and (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

                  "Governing Documents": (a) with respect to any LLC, its Certificate of Formation and its LLC Agreement; (b) with respect to any Partnership that is a limited partnership, its Certificate of Formation and limited partnership agreement; (c) with respect to any Partnership that is a general partnership, its partnership agreement; and (d) with respect to any other Non-Corporate Subsidiary, its declaration of trust or other governing document.

                  "LLC Agreement": with respect to any LLC, its limited liability company agreement.

                  "Non-Corporate Subsidiaries": All Subsidiaries (other than the Corporations) of EPN or EPNHC in which any Pledgor owns of record Capital Stock and such Capital Stock is required to be pledged to the Collateral Agent hereunder pursuant to the provisions of the EPN Credit Agreement or the EPNHC Credit Agreement.

                  "Obligations": (i) with respect to any Pledgor, all obligations, liabilities and indebtedness of such Pledgor under and pursuant to the Subsidiaries Guarantee, and (ii) solely with respect to EPNHC, the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPNHC Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other EPNHC Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement of obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC Administrative Agent or any of the EPNHC Lenders) or otherwise.

                                   Exhibit H-4

                  "Pledged Certificates": the certificates of limited liability company interests of the LLCs, certificates of partnership interests of the Partnerships, and certificates of equity interests of the other Non-Corporate Subsidiaries listed on Schedule I(A) hereto (if any), together with all limited liability company certificates, partnership interest certificates, stock certificates, equity interest certificates, options or rights of any nature whatsoever that may be issued or granted by any LLC to any Pledgor while this Agreement is in effect.

                  "Pledged Stock": the shares of capital stock listed on
         Schedule I(B) hereto (if any), together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issue of such capital stock to the Pledgors while this Agreement is in effect.

                  "Proceeds": All "proceeds" (as such term is defined in Section 9 102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Interests (including, without limitation, the Pledged Certificates) and the Pledged Stock, collections thereon or distributions with respect thereto.

                  "Subsidiaries": collectively, the Corporations and the Non-Corporate Subsidiaries.

                  "UCC" or "Uniform Commercial Code": the Uniform Commercial Code from time to time in effect in the State of New York.

                  2. Assignment and Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of the relevant Pledgor, each Pledgor hereby delivers to the Collateral Agent all the Pledged Certificates and all the Pledged Stock and sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first security interest in, to and under the Collateral of such Pledgor. The Pledgors will cause each of the Subsidiaries to execute an Acknowledgement and Consent substantially in the form of Exhibit B hereto. Interests in certain of the Non-Corporate Subsidiaries may not be evidenced by certificates. In the case of such Non-Corporate Subsidiaries, the Collateral Agent agrees that it will not give any instructions to the Non-Corporate Subsidiaries pursuant to the provisions of such Acknowledgement and Consent except upon the occurrence and during the continuance of an Event of Default.

                  3. Transfer Powers. Concurrently with the delivery to the Collateral Agent of each Pledged Certificate and each certificate representing one or more shares of Pledged Stock to the Collateral Agent, each Pledgor shall deliver an undated transfer power covering each such certificate, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed.

                                   Exhibit H-5

                  4. Representations and Warranties. Each Pledgor represents and warrants that:

                  (a) each Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

                  (b) this Agreement constitutes a legal, valid and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                  (c) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of any Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of any Pledgor pursuant to any Requirement of Law or Contractual Obligation of such Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of any Pledgor or any of the Subsidiaries), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Pledgor, threatened by or against any Pledgor or against any of the Collateral with respect to this Agreement or any of the transactions contemplated hereby;

                  (f) each Pledgor is the record and beneficial owner of, and has good and legal title to, the Interests and the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Agreement, and (i) all the Pledged Certificates have been duly and validly issued and (ii) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (g) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of the Collateral Agent pursuant to this Agreement or must have otherwise been filed in favor of the Collateral Agent;

                  (h) upon delivery to the Collateral Agent of the Pledged Certificates and the stock certificates evidencing the Pledged Stock and upon the filing of the financing statements described on Schedule II to this Agreement, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral, prior to

                                   Exhibit H-6
         all other Liens, which will be enforceable as such as against all creditors of the Pledgors and any Persons purporting to purchase any Collateral from the Pledgors, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on Schedule II to this Agreement has been or will be duly taken;

                  (i) the name of each Pledgor as indicated on the public record of the Pledgors' jurisdiction of organization, which shows the Pledgor to have been organized, is as set forth on Schedule III hereto. The mailing address of each Pledgor is Four Greenway Plaza, Houston, Texas 77046. With respect to each Pledgor, the type of entity of such Pledgor and the organizational identification number in the State of Delaware for such Pledgor is correctly set forth on Schedule III hereto. To the extent indicated on Schedule III hereto, the Pledgors therein identified were formerly known by the names set forth on
         Schedule III hereto. Other than such names, no Pledgor has used any other name or trade name. The Pledgors recognize that financing statements pertaining to the Collateral have been or may be filed where the Pledgors maintain any Collateral or are organized. Without limitation of any other covenant herein, the Pledgors will not cause or permit (i) any change to be made in their names, identities or corporate structures or (ii) any changes to the Pledgors' jurisdictions of organization, unless the Pledgors shall have first (1) notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests and rights under this Agreement. In any notice furnished pursuant to this subsection, each Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral;

                  (j) (i) each of the LLCs is a limited liability company duly formed and validly existing under the laws of the State of Delaware, (ii) each of the Partnerships is a general or limited partnership (as the case may be) duly formed and validly existing under the laws of the State of Delaware, except for Warwink Gathering and Treating, which is duly formed and validly existing under the laws of the State of Texas, (iii) each of the other Non-Corporate Subsidiaries is duly formed and validly existing under the laws of its jurisdiction of formation, (iv) each of the Corporations is duly organized and validly existing under the laws of the State of Delaware, and (v) each of the Subsidiaries has all the requisite power and authority to own and operate its properties, to lease the properties it operates and to carry on its business as now conducted and is duly qualified as a foreign limited liability company or a foreign corporation and in good standing in each jurisdiction in which the character of its properties owned or the nature of the activities conducted by it makes such qualification or licensing necessary, except where failure to be so qualified could not have a Material Adverse Effect. Except as set forth on Schedule I, each Pledgor is the sole owner (directly or through one or more wholly-owned Subsidiaries) of each of the relevant LLCs, Partnerships, and other Non-Corporate Subsidiaries, and the nature of each Pledgor's interest in each of the LLCs, Partnerships

                                   Exhibit H-7
         and other Non-Corporate Subsidiaries is as set forth on Schedule I(A) hereto. The shares of Pledged Stock constitutes each Pledgor's percentage interest of all the issued and outstanding shares of all classes of the capital stock of each Corporation, as such percentage is set forth on Schedule I(B) hereto. The list of certificates set forth on (i) Schedule I(A) constitutes a full and complete list of all the certificates of limited liability company interests of the LLCs, the certificates of partnership interests of the Partnerships, and the certificates of equity interests of the other Non-Corporate Subsidiaries, in each case owned by each Pledgor, (ii) Schedule I(B) constitutes a full and complete list of all of the issued and outstanding shares of capital stock of any class of each corporate or other Subsidiary beneficially owned by each Pledgor on the date hereof (whether or not registered in the name of such Pledgor) and said
         Schedule I(B) correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate, and correct copies of the Governing Documents of each Subsidiary have been delivered to the Collateral Agent; and

                  (k) the execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the Governing Documents of any Subsidiary, or to the best knowledge of each Pledgor, of any agreement or instrument of or judgment, decree, order, statute, rule or governmental regulation applicable to such Pledgor, or result in the creation of any Lien upon any of the properties or assets of such Pledgor (including, without limitation, the Collateral) pursuant to any such term other than the Lien in favor of the Collateral Agent created pursuant to this Agreement.

                  5. Covenants. Each Pledgor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Obligations are paid in full:

                  (a) If a Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any limited liability company interest, any stock certificate or other certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for Interests or any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any corporate or other Subsidiary, such payments shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any of the Subsidiaries, or pursuant to

                                   Exhibit H-8
         the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

                  (b) Except as permitted under the EPN Credit Agreement and the EPNHC Credit Agreement, without the prior written consent of the Collateral Agent, Pledgors will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement or (iii) vote to enable, or take any other action to permit, any corporate or other Subsidiary to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Subsidiary. The Pledgors will defend the right, title and interest of the Collateral Agent in and to the Collateral against the claims and demands of all Persons whomsoever. The Pledgors will not sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgors, the Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. Each Pledgor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments to financing statements that describe the Collateral, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by each Pledgor under this Agreement. Each Pledgor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged hereunder to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  (d) The Pledgors will advise the Collateral Agent promptly, in reasonable detail, of any Lien or claim made or asserted against any of the Collateral.

                  (e) The Pledgors agree to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable

                                   Exhibit H-9
         with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (f) Promptly, but in no case later than 30 days after any Pledgor forms or acquires a Subsidiary that is to be a Restricted Subsidiary, such Pledgor shall provide to the Collateral Agent a supplement to this Agreement in the form of Exhibit A hereto, which shall include a schedule supplementing Schedule I, Schedule II, or
         Schedule III, as the case may be, to pledge its ownership interests in such Restricted Subsidiary to the Collateral Agent.

                  6. Cash Distributions; Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be permitted to receive (a) all cash distributions paid in the normal course of business of the LLCs and to exercise all voting, member and manager rights with respect to the Interests, and (b) all cash dividends paid in the normal course of business of any corporate or other Subsidiary and consistent with past practice, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in a breach of any provision of the EPN Credit Agreement or the EPNHC Credit Agreement, the Notes, any other Loan Document or this Agreement.

                  7.       Rights of the Collateral Agent.

                  (a)      If an Event of Default shall occur and be continuing,
         (i) the Collateral Agent shall have the right to receive and shall receive any and all cash distributions or dividends paid in respect of the Collateral and make application thereof to the Obligations in such order as it may determine, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Interests and the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and (whether or not so registered) the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, manager and other rights pertaining to the Interests or the shares of the Pledged Stock, as the case may be, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Interests or such shares of the Pledged Stock, as the case may be, as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Interests or the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any of the Subsidiaries, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares or certificates of or evidencing the Interests or the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Interests or the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                                  Exhibit H-10

                  (b) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Subsidiary, or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  8.       Collateral Agent's Appointment as Attorney-in-Fact.

                  (a) Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Pledgor without notice to or assent by such Pledgor to do the following:

                           (i) upon the occurrence and continuation of an Event of Default to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due with respect to the Collateral and, in the name of such Pledgor or its own name or otherwise, to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise as deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due with respect to the Collateral or whenever payable;

                           (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

                           (iii)    upon the occurrence and during the
                  continuance of an Event of Default, (A) to direct any Person liable for any payment to any Pledgor with respect to the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral;

                                  Exhibit H-11

                  (E) to defend any suit, action or proceeding brought against any Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and a Pledgors' expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgors might do.

                  Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                  (b) The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgors, any Subsidiary or to any other member or partner of or owner of any limited or general partner interest, limited liability company interest or other equity interest in any Non-Corporate Subsidiary for any act or failure to act.

                  (c) Each Pledgor also authorizes the Collateral Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing and to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, any of the Subsidiaries or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over the counter market, at any exchange, broker's board or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any

                                  Exhibit H-12
right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9 615 of the UCC, need the Collateral Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the EPN Group Lenders to collect such deficiency.

                  10.      Registration Rights; Private Sales.

                  (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Interests or the Pledged Stock, as the case may be, pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), each Pledgor will cause the relevant Subsidiaries to (i) execute and deliver, and cause the managers, directors or officers of the relevant Subsidiaries to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Interests or the Pledged Stock, as the case may be, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Interests, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause the relevant Subsidiaries to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to

                                  Exhibit H-13
         resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Interests or the Pledged Stock, as the case may be, for the period of time necessary to permit any of the relevant Subsidiaries to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Subsidiaries would agree to do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Interests or the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a continuing breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, the Co-Agent and the EPN Group Lenders, that the Collateral Agent, the Co-Agent and the EPN Group Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against any Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

                  11. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9 207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

                  12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  14. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                                  Exhibit H-14

                  15. No Waiver; Cumulative Remedies; Integration. The Collateral Agent shall not by any act (except by a written instrument pursuant to this paragraph), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement represents the agreement of the Pledgors and the Collateral Agent with respect to the subject matter hereof and there are no promises or representations by the Collateral Agent relative to the subject matter hereof not reflected herein.

                  16. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent, provided that any provision of this Agreement that imposes an obligation solely on a Pledgor or provides a right in favor solely of the Collateral Agent may be waived by the Collateral Agent in a letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Collateral Agent and its successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  17. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH PLEDGOR AT THE ADDRESS SET FORTH FOR EPN IN THE EPN CREDIT AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

                                  Exhibit H-15

                  18.      WAIVERS.

                  (a) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 17, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

                  (b) EACH OF THE PLEDGORS AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

                  19. Notices. All notices, requests and demands to or upon the Collateral Agent, the Pledgors or the Subsidiaries to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been given or made when actually delivered or, in the case of notice by facsimile transmission, when received, addressed as set forth in the EPN Credit Agreement or the EPNHC Credit Agreement, in the case of the Pledgors and the Collateral Agent, or as set forth under such party's signature below, in the case of the Subsidiaries. The Pledgors and the Subsidiaries may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

                  20. Irrevocable Authorization and Instruction to Subsidiaries. Each Pledgor hereby authorizes and instructs each of the Subsidiaries to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and describes such Event of Default and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from any Pledgor, and the Pledgors agrees that the Subsidiaries shall be fully protected in so complying.

                  21. Release of Liens. Upon payment and satisfaction in full of the Obligations, the Collateral Agent agrees, upon the written request of each of the Pledgors and at the Pledgors' sole expense, to execute, record and file such instruments and perform such acts as are necessary to release the Collateral from the Lien and security interest of this Agreement or any assignment or other security document entered into pursuant hereto.

                  22. The Collateral Agent Not a Member. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Collateral Agent any of the obligations of a member, manager, partner or other owner of any of the Subsidiaries or (b) to constitute the Collateral Agent a member, manager, partner or other owner of any of the Subsidiaries.

                  23. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                  Exhibit H-16

                            [SIGNATURE PAGES FOLLOW]

                                  Exhibit H-17

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                              HATTIESBURG GAS STORAGE COMPANY
                                   By: Hattiesburg Industrial Gas Sales, L.L.C.
                                       First Reserve Gas, L.L.C.
                                       its General Partners

                              HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
                                   By: El Paso Energy Partners Deepwater, L.L.C.
                                       its Sole Member

                              EAST BREAKS GATHERING COMPANY, L.L.C.
                                   By: El Paso Energy Partners Deepwater, L.L.C.
                                       its Sole Member

                              ARGO, L.L.C.

                              ARGO I, L.L.C.

                              ARGO II, L.L.C.

                              CRYSTAL HOLDING, L.L.C.

                              EL PASO ENERGY PARTNERS DEEPWATER, L.L.C.

                              EL PASO ENERGY PARTNERS OIL TRANSPORT, L.L.C.

                              FIRST RESERVE GAS, L.L.C.

                              HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.

                              PETAL GAS STORAGE, L.L.C.

                              GREEN CANYON PIPE LINE COMPANY, L.P.

                              EL PASO ENERGY PARTNERS OPERATING COMPANY, L.L.C.

                              DELOS OFFSHORE COMPANY, L.L.C.

                              FLEXTREND DEVELOPMENT COMPANY, L.L.C.

                              MANTA RAY GATHERING COMPANY, L.L.C.

                              POSEIDON PIPELINE COMPANY, L.L.C.

                              VK DEEPWATER GATHERING COMPANY, L.L.C.

                              VK-MAIN PASS GATHERING COMPANY, L.L.C.

                              EPN NGL STORAGE, L.L.C.

                              By: ________________________________
                                  D. Mark Leland
                                  Senior Vice President and Controller

                                  Exhibit H-18

                              EPN HOLDING COMPANY, L.P.
                                   By: EPN GP Holding, L.L.C.
                                       its General Partner

                              EL PASO ENERGY INTRASTATE, L.P.
                                   By: EPN Pipeline GP Holding, L.L.C.
                                       its General Partner

                              EPGT TEXAS PIPELINE, L.P.
                                   By: EPN Pipeline GP Holding, L.L.C.
                                       its General Partner

                              EL PASO INDIAN BASIN, L.P.
                                   By: El Paso Indian Basin GP, L.L.C.
                                       its General Partner

                              EPN GATHERING AND TREATING COMPANY, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              WARWINK GATHERING AND TREATING COMPANY
                                   By: El Paso Energy Warwink I Company, L.P.
                                       and El Paso Energy Warwink II Company,
                                       L.P., its General Partners

                                   By: EPN Gathering and Treating GP
                                       Holding, L.L.C., their General
                                       Partner

                              EPN PIPELINE GP HOLDING, L.L.C.

                              EPN GP HOLDING, L.L.C.

                              EPN GP HOLDING I, L.L.C.

                              EPN HOLDING COMPANY I, L.P.

                              EL PASO HUB SERVICES COMPANY, L.L.C.

                              EL PASO ENERGY WARWINK I COMPANY, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              EL PASO ENERGY WARWINK II COMPANY, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              EL PASO OFFSHORE GATHERING & TRANSMISSION, L.P.
                                   By: EPN Gathering and Treating GP Holding,
                                       L.L.C., its General Partner

                              EL PASO INDIAN BASIN GP, L.L.C.

                                  Exhibit H-19

                              EPN GATHERING AND TREATING GP HOLDING, L.L.C.

                                   By: ________________________________
                                       Keith Forman
                                       Vice President & Chief Financial Officer

                                  Exhibit H-20

                              THE CHACO LIQUIDS PLANT TRUST

                              By: El Paso Energy Partners Operating Company,
                                  L.L.C.
                                  its Trustee

                              By: ________________________________
                                  D. Mark Leland
                                  Senior Vice President and Controller

                                  Exhibit H-21

                                Agreed to:

                                JPMorgan Chase Bank,
                                as Collateral Agent

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

                                Consented to pursuant to Section 16 of the Existing EPN Subsidiary Pledge Agreement:

                                JPMorgan Chase Bank,
                                as Administrative Agent

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

                                Consented to pursuant to Section 16 of the Existing EPNHC Subsidiary Pledge Agreement:

                                JPMorgan Chase Bank,
                                as Administrative Agent

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

                                Consented to pursuant to Section 16 of the Existing EPNHC Subsidiary Pledge Agreement:

                                JPMorgan Chase Bank,
                                as Administrative Agent

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________

                                  Exhibit H-22

                                   SCHEDULE I

(A) LIMITED LIABILITY COMPANY INTERESTS, PARTNERSHIP INTERESTS, AND INTERESTS IN OTHER NON-CORPORATE SUBSIDIARIES

                                                                                   Description of Equity
                                                                    Certificate     Interest and Name of
                         Defined Term         Type of Entity         Number (if    Pledgor owing Equity
    Name of Issuer        for Issuer             of Issuer              any)             Interest
----------------------------------------------------------------------------------------------------------
                                        LIMITED LIABILITY COMPANIES
----------------------------------------------------------------------------------------------------------
Argo I, L.L.C.           "Argo I"           Delaware limited                    100% limited liability
                                            liability company                   company interest directly
                                                                                owned by Argo II
----------------------------------------------------------------------------------------------------------
EPN NGL Storage, L.L.C.  "NGL Storage"      Delaware limited                    100% limited liability
                                            liability company                   company interest directly
                                                                                owned by Crystal Holding
----------------------------------------------------------------------------------------------------------
East Breaks Gathering    "East Breaks"      Delaware limited                    100% limited liability
Company, L.L.C.                             liability company                   company interest directly
                                                                                owned by EP Deepwater
----------------------------------------------------------------------------------------------------------
First Reserve Gas,       "First Reserve"    Delaware limited                    100% limited liability
L.L.C.                                      liability company                   company interest directly
                                                                                owned by Crystal Holding
----------------------------------------------------------------------------------------------------------
Hattiesburg Industrial   "Hattiesburg       Delaware limited                    100% limited liability
Gas Sales, L.L.C.        Sales"             liability company                   company interest directly
                                                                                owned by First Reserve Gas
----------------------------------------------------------------------------------------------------------
High Island Offshore     "HIOS"             Delaware limited                    100% limited liability
System, L.L.C.                              liability company                   company interest directly
                                                                                owned by EP Deepwater
----------------------------------------------------------------------------------------------------------
Petal Gas Storage,       "Petal Gas         Delaware limited                    100% limited liability
L.L.C.                   Storage"           liability company                   company interest directly
                                                                                owned by Crystal Holding
----------------------------------------------------------------------------------------------------------
EPN Pipeline GP          "Pipeline GP       Delaware limited                    100% limited liability
Holding, L.L.C.          Holding"           liability company                   company interest directly
                                                                                owned by EPNHC
----------------------------------------------------------------------------------------------------------

                              Exhibit H Schedules-1

----------------------------------------------------------------------------------------------------------
El Paso Hub Services     "Hub Services"     Delaware limited                    100% limited liability
Company, L.L.C.                             liability company                   company interest directly
                                                                                owned by EPNHC
----------------------------------------------------------------------------------------------------------
EPN Gathering and        "EPN Gathering     Delaware limited                    100% limited liability
Treating GP Holding,     and Treating GP    liability company                   company interest directly
L.L.C.                   Holding"                                               owned by EPNHC
----------------------------------------------------------------------------------------------------------
                                      PARTNERSHIPS
----------------------------------------------------------------------------------------------------------
Green Canyon Pipeline    "Green Canyon"     Delaware limited                    1% general partnership
Company, L.P.                               partnership                         interest owned directly by
                                                                                EP Transport; 99% limited
                                                                                partnership interest owned
                                                                                by EPN
----------------------------------------------------------------------------------------------------------
Hattiesburg Gas          "Hattiesburg       Delaware general                    50% general partnership
Storage Company          Storage"           partnership                         interest owned directly by
                                                                                First Reserve; other 50%
                                                                                general partnership
                                                                                interest owned directly by
                                                                                Hattiesburg Sales
----------------------------------------------------------------------------------------------------------
El Paso Energy           "Intrastate"       Delaware general                    99% (entire limited partner
Intrastate, L.P.                            partnership                         interest) owned by EPNHC
                                                                                and 1% general partnership
                                                                                interest owned directly by
                                                                                Pipeline GP Holding
----------------------------------------------------------------------------------------------------------
EPGT Texas Pipeline,     "EPGT Texas        Delaware general                    99% (entire limited partner
L.P.                     Pipeline"          partnership                         interest) owned by EPNHC
                                                                                and 1% general partnership
                                                                                interest owned directly by
                                                                                Pipeline GP Holding
----------------------------------------------------------------------------------------------------------
El Paso Indian Basin,    "Indian Basin"     Delaware general                    99% (entire limited partner
L.P.                                        partnership                         interest) owned by EPNHC
                                                                                and 1% general partnership
                                                                                interest owned directly by
                                                                                EPN Gathering and Treating
                                                                                GP Holding
----------------------------------------------------------------------------------------------------------
EPN Gathering and        "EPN Gathering     Delaware general                    99% (entire limited partner
Treating Company, L.P.   and Treating"      partnership                         interest) owned by EPNHC
                                                                                and 1% general partnership
                                                                                interest owned directly by
                                                                                EPN Gathering and Treating
                                                                                GP Holding
----------------------------------------------------------------------------------------------------------

                              Exhibit H Schedules-2

----------------------------------------------------------------------------------------------------------
El Paso Offshore         "Offshore          Delaware general                    99% (entire limited partner
Gathering &              Gathering &        partnership                         interest) owned by EPNHC
Transmission, L.P.       Transmission"                                          and 1% general partnership
                                                                                interest owned directly by
                                                                                EPN Gathering and Treating
                                                                                GP Holding
----------------------------------------------------------------------------------------------------------
El Paso Energy Warwink   "Warwink I"        Delaware general                    99% (entire limited partner
I Company, L.P.                             partnership                         interest) owned by EPNHC
                                                                                and 1% general partnership
                                                                                interest owned directly by
                                                                                EPN Gathering and Treating
                                                                                GP Holding
----------------------------------------------------------------------------------------------------------
El Paso Energy Warwink   "Warwink II"       Delaware general                    99% (entire limited partner
II Company, L.P.                            partnership                         interest) owned by EPNHC
                                                                                and 1% general partnership
                                                                                interest owned directly by
                                                                                EPN Gathering and Treating
                                                                                GP Holding
----------------------------------------------------------------------------------------------------------
Warwink Gathering and    "Warwink           Texas general                       50% general partnership
Treating Company         Gathering and      partnership                         interest owned directly by
                         Treating"                                              Warwink I; 50% general
                                                                                partnership interest owned
                                                                                directly by Warwink II
----------------------------------------------------------------------------------------------------------
                                OTHER NON-CORPORATE SUBSIDIARIES
----------------------------------------------------------------------------------------------------------
The Chaco Liquids        "Chaco Trust"      Massachusetts                       100% of beneficial
Plant Trust                                 business trust                      interests owned by Delos;
                                                                                trustee is EP-Operating
----------------------------------------------------------------------------------------------------------

(B)      DESCRIPTION OF PLEDGED STOCK

                               Stock Certificate
Issuer       Class of Stock*           No.           No. of Shares
[None]            N/A                 N/A                 N/A

                              Exhibit H Schedules-3

        *Stock is assumed to be common stock unless otherwise indicated.

                              Exhibit H Schedules-4

                                   SCHEDULE II

                                   UCC FILINGS

           State                      Filing Office              Document Filed
           -----                      -------------              --------------
Delaware                           Secretary of State                 UCC-1
(with respect to all Pledgors)

                              Exhibit H Schedules-5

                                  SCHEDULE III

                       INFORMATION REGARDING THE PLEDGORS

                                                                                 Organizational
                                                                                 Identification
Name of each Pledgor on Public                                                      Number in
 on Public Record of Pledgor's                             Defined Term for      Jurisdiction of    Former Name
 Jurisdiction of Organization        Type of Entity           such Pledgor         Organization        if any)
--------------------------------------------------------------------------------------------------------------------
Argo, L.L.C.                        Delaware limited      "Argo"                     3253546
                                    liability company
--------------------------------------------------------------------------------------------------------------------
Argo I, L.L.C.                      Delaware limited      "Argo I"                   3252501
                                    liability company
--------------------------------------------------------------------------------------------------------------------
Argo II, L.L.C.                     Delaware limited      "Argo II"                  3253543
                                    liability company
--------------------------------------------------------------------------------------------------------------------
Crystal Holding, L.L.C.             Delaware limited      "Crystal Holding"          3258369
                                    liability company
--------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners             Delaware limited      "EP Deepwater"             2324700        Western Gulf
Deepwater, L.L.C.                   liability company                                               Holdings, L.L.C.
--------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners Oil         Delaware limited      "EP-Transport"             2408384        Leviathan Oil
Transport, L.L.C.                   liability company                                               Transport
                                                                                                    Systems, L.L.C.
--------------------------------------------------------------------------------------------------------------------
First Reserve Gas, L.L.C.           Delaware limited      "First Reserve"            2227809
                                    liability company
--------------------------------------------------------------------------------------------------------------------
Hattiesburg Industrial Gas          Delaware limited      "Hattiesburg Sales"        2058929
Sales, L.L.C.                       liability company
--------------------------------------------------------------------------------------------------------------------
Hattiesburg Gas Storage Company     Delaware general      "Hattiesburg                None
                                    partnership           Storage"
--------------------------------------------------------------------------------------------------------------------
Petal Gas Storage, L.L.C.           Delaware limited      "Petal Gas"                2310880
                                    liability company
--------------------------------------------------------------------------------------------------------------------
Green Canyon Pipe Line              Delaware limited      "Green Canyon"             2324709        Green Canyon
Company, L.P.                       partnership                                                     Pipe Line
                                                                                                    Company, L.L.C.
--------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners             Delaware limited      "EP-Operating"             3063154        Leviathan
Operating Company, L.L.C.           liability company                                               Operating
                                                                                                    Company, L.L.C.
--------------------------------------------------------------------------------------------------------------------

                              Exhibit H Schedules-6

--------------------------------------------------------------------------------------------------------------------
Delos Offshore Company, L.L.C.      Delaware limited         "Delos"                 2747220
                                    liability company
--------------------------------------------------------------------------------------------------------------------
Flextrend Development Company,      Delaware limited         "Flextrend"             2510310
L.L.C.                              liability company
--------------------------------------------------------------------------------------------------------------------
Manta Ray Gathering Company,        Delaware limited         "Manta Ray"             2324708
L.L.C.                              liability company
--------------------------------------------------------------------------------------------------------------------
Poseidon Pipeline Company,          Delaware limited         "Poseidon Pipeline"     2487652
L.L.C.                              liability company
--------------------------------------------------------------------------------------------------------------------
VK Deepwater Gathering              Delaware limited         "VK Deepwater"          2401981
Company, L.L.C.                     liability company
--------------------------------------------------------------------------------------------------------------------
VK-Main Pass Gathering              Delaware limited         "VK Main Pass"          2401983
Company, L.L.C.                     liability company
--------------------------------------------------------------------------------------------------------------------
High Island Offshore System,        Delaware limited         "HIOS"                  2999070
L.L.C.                              liability company
--------------------------------------------------------------------------------------------------------------------
East Breaks Gathering Company,      Delaware limited         "East Breaks"           3340427
L.L.C.                              liability company
--------------------------------------------------------------------------------------------------------------------
The Chaco Liquids Plant Trust       Massachusetts business   "Chaco Trust"             None
                                    trust
--------------------------------------------------------------------------------------------------------------------
EPN NGL Storage, L.L.C.             Delaware limited         "EPN-NGL"               3151447        Crystal
                                    liability company                                               Properties and
                                                                                                    Trading Company,
                                                                                                    L.L.C.
--------------------------------------------------------------------------------------------------------------------
EPN Holding Company, L.P.           Delaware limited         "EPN Holding"           3499494
                                    partnership
--------------------------------------------------------------------------------------------------------------------
EPN Pipeline GP Holding, L.L.C.     Delaware limited         "Pipeline GP            3499171
                                    liability company        Holding"
--------------------------------------------------------------------------------------------------------------------
El Paso Energy Intrastate, L.P.     Delaware limited         "Intrastate"            0931567
                                    partnership
--------------------------------------------------------------------------------------------------------------------
EPGT Texas Pipeline, L.P.           Delaware limited         "EPGT Texas             2120073
                                    partnership              Pipeline"
--------------------------------------------------------------------------------------------------------------------
El Paso Hub Services Company,       Delaware limited         "Hub Services"          0919236
L.L.C.                              liability company
--------------------------------------------------------------------------------------------------------------------
El Paso Energy Warwink I            Delaware limited         "Warwink I"             3132001        El Paso Energy
Company, L.P.                       partnership                                                     Warwink I
                                                                                                    Company, L.L.C.
--------------------------------------------------------------------------------------------------------------------

                              Exhibit H Schedules-7

--------------------------------------------------------------------------------------------------------------------
El Paso Energy Warwink II           Delaware limited       "Warwink II"              3132004        El Paso Energy
Company, L.P.                       partnership                                                     Warwink II
                                                                                                    Company, L.L.C.
--------------------------------------------------------------------------------------------------------------------
El Paso Offshore Gathering &        Delaware limited       "Offshore Gathering       2527167        El Paso Offshore
Transmission, L.P.                  partnership            & Transmission"                          Gathering &
                                                                                                    Transmission,
                                                                                                    L.L.C.
--------------------------------------------------------------------------------------------------------------------
El Paso Indian Basin, L.P.          Delaware limited       "Indian Basin"            3494592
                                    partnership
--------------------------------------------------------------------------------------------------------------------
EPN Gathering and Treating GP       Delaware limited       "EPN Gathering and        3499170        El Paso Indian
Holding, L.L.C.                     liability company      Treating GP Holding"                     Basin GP, L.L.C.
--------------------------------------------------------------------------------------------------------------------
EPN Gathering and Treating          Delaware limited       "EPN Gathering and        3499483
Company, L.P.                       partnership            Treating"
--------------------------------------------------------------------------------------------------------------------
EPN GP Holding, L.L.C.              Delaware limited       "EPN GP Holding"          3499172
                                    liability company
--------------------------------------------------------------------------------------------------------------------
EPN GP Holding I, L.L.C.            Delaware limited       "EPN GP Holding I"        3505818
                                    liability company
--------------------------------------------------------------------------------------------------------------------
EPN Holding Company I, L.P.         Delaware limited       "EPN Holding              3505820
                                    partnership            Company I"
--------------------------------------------------------------------------------------------------------------------
Warwink Gathering and Treating      Texas general          "Warwink Gathering          N/A
Company                             partnership            and Treating
--------------------------------------------------------------------------------------------------------------------

                              Exhibit H Schedules-8

                                                         Exhibit A to Subsidiary
                                                                Pledge Agreement

                [FORM OF SUBSIDIARY PLEDGE AGREEMENT SUPPLEMENT]

                  SUBSIDIARY PLEDGE AGREEMENT SUPPLEMENT, dated as of ________, 20__ (this "Supplement"), made by __________________(the "Pledgor"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent") for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of May 16, 2001 and October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPN Credit Agreement") among El Paso Energy Partner, L.P., a Delaware limited partnership ("EPN"), El Paso Energy Partners Finance Corporation, a Delaware corporation ("El Paso Finance"), the EPN Lenders and the JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"), and (c) the Marco Polo Lenders (as defined in the EPN Credit Agreement).

                  1. Reference is hereby made to that certain Consolidated Amended and Restated Subsidiary Pledge Agreement, dated as of October 10, 2002, among the Pledgors therein identified and the Collateral Agent (as amended, supplemented or modified as of the date hereof, the "Subsidiary Pledge Agreement"). Terms defined in the Subsidiary Pledge Agreement are used herein as therein defined.

                  2. Pledgor has formed or acquired one or more new Subsidiaries, as follows: [insert name, jurisdiction of formation, and type of entity for each new Subsidiary] (whether one or more, the "New Issuer"). [ADD ONLY IF NEW ISSUER IS A NON-CORPORATE SUBSIDIARY WITH UNCERTIFICATED EQUITY
INTERESTS: Pledgor owns a ___% [limited liability company/limited partnership/general partnership/other interest in the New Issuer, and such interest in the New Issuer is uncertificated.]

                  3. Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders under the Subsidiary Pledge Agreement. As additional collateral security for the prompt and complete payment and performance when due (whether at the stated

                             Exhibit H Schedules-9
maturity, by acceleration or otherwise) of all the Obligations(2) the Pledgor hereby (a) delivers to the Collateral Agent all the Additional Pledged Certificates (as such term is hereinafter defined) and all the Additional Pledged Stock (as such term is hereinafter defined), and (b) sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first security interest in, to and under the Additional Collateral (as such term is hereinafter defined). As used herein, the term "Additional Pledged Certificates" means the certificates of [limited liability company/limited partnership/general partnership/other] interests of the Non-Corporate Subsidiaries (the "Additional Subsidiaries") named on Schedule I(A) hereto (to the extent such interests are certificated), which interests are listed on Schedule I(A), together with all limited liability company certificates, partnership interest certificates, stock certificates, equity interest certificates, options or rights of any nature whatsoever that may be issued or granted by any Additional Subsidiary to a Pledgor while the Subsidiary Pledge Agreement is in effect. As used herein, the term "Additional Pledged Stock" means the shares of capital stock listed on Schedule I(B) hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the issuer of such shares of capital stock to a Pledgor while the Subsidiary Pledge Agreement is in effect. As used herein, the term "Additional Collateral" means the Additional Interests (as such term is hereinafter defined) (including, without limitation, the Additional Pledged Certificates), the Additional Pledged Stock, and all Additional Proceeds (as such term is hereinafter defined). As used herein, the term "Additional Interests" means, collectively, the following:

                           (i) all right, title and interest, now existing or hereafter acquired, of Pledgor in the Additional Subsidiaries, but not any of Pledgor's obligations from time to time as a member, manager or general or limited partner (unless the Collateral Agent shall become a member, manager or general or limited partner as a result of this exercise of remedies pursuant to the terms of the Subsidiary Pledge Agreement) in any Additional Subsidiary;

                           (ii) any and all monies due and to become due to Pledgor, now or in the future by way of a distribution made to Pledgor in its capacity as a member or owner of any limited liability company interest in the Additional Subsidiaries or otherwise in respect of Pledgor's interest as a member, limited or general partner or other owner of any equity interest in the Additional Subsidiaries;

                           (iii) any other property of any Additional Subsidiary to which Pledgor now or in the future may be entitled in its capacity as a member, limited or general partner or other owner of any equity interest in such Additional Subsidiary by way of distribution, return or otherwise;

                           (iv) any other claim which Pledgor now has or may in the future acquire in its capacity as a member, limited or general partner or other owner of any equity interest in any Additional Subsidiary and its property; and

---------------------------
         (2) Conform the following description of the additional collateral as necessary, depending on what type of entity the Pledgor is acquiring.

                             Exhibit H Schedules-10

                           (v)      to the extent not otherwise included, all
                  (A) Additional Proceeds of any or all of the foregoing, and
                  (B) all Supporting Obligations (as such term is defined in the UCC) with respect to the foregoing.

As used herein, the term "Additional Proceeds" means all "proceeds" (as such term is defined in Section 9 102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) and, in any event, shall include, without limitation, all income, gain, credit, distributions, dividends and similar items from or with respect to the Additional Interests (including, without limitation, the Additional Pledged Certificates) and the Additional Pledged Stock, collections thereon or distributions with respect thereto.

                  4. From and after the date of this Supplement, (a) the term "Pledged Certificates" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Pledged Certificates, (b) the term "Subsidiaries" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Subsidiaries, (c) the term "Pledged Stock" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Pledged Stock, (d) the term "Collateral" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Collateral, and (e) the term "Proceeds" as used in the Subsidiary Pledge Agreement shall be amended to include the Additional Proceeds.

                  5. The Pledgor will cause each of the New Issuers to execute an Acknowledgement and Consent substantially in the form of Exhibit B to the Subsidiary Pledge Agreement. Interests in certain of the Additional Subsidiaries may not be evidenced by certificates. In the case of such Additional Subsidiaries, the Collateral Agent agrees that it will not exercise its right under any such Acknowledgement and Consent to give instructions to such Additional Subsidiaries regarding such Pledgor's limited liability company, limited or general partnership or other equity interest in such Additional Subsidiaries except upon the occurrence and during the continuance of an Event of Default.

                  6. After giving effect to the amendments to the Subsidiary Pledge Agreement set forth in the preceding paragraph, Pledgor hereby represents and warrants that the representations and warranties contained in paragraph 4 of the Subsidiary Pledge Agreement are true and correct on the date of this Supplement.

                  7. This Supplement is supplemental to the Subsidiary Pledge Agreement, forms a part thereof and is subject to the terms thereof. [Schedule I, Schedule II and/or Schedule III] to the Subsidiary Pledge Agreement shall hereby be deemed to include each item listed on [Schedule I, Schedule II and/or Schedule III] to this Supplement.

                             Exhibit H Schedules-11

         IN WITNESS WHEREOF, Pledgor has caused this Supplement to be duly executed and delivered in favor of the Collateral Agent on the date first set forth above.

                                        ___________________________________

                                        By:________________________________
                                           Title:

                             Exhibit H Schedules-12

                                                                      Schedule I
                                                  To Subsidiary Pledge Agreement
                                                                      Supplement

                                   SCHEDULE I

(A)      ADDITIONAL SUBSIDIARIES

                                                                       Description of Equity
                                                      Certificate      Interest and Name of
                   Defined Term    Type of Entity       Number         Pledgor owing Equity
Name of Issuer      for Issuer       of Issuer         (if any)               Interest
--------------------------------------------------------------------------------------------

(B)      DESCRIPTION OF ADDITIONAL PLEDGED STOCK

                                      Stock
               Class               Certificate       No. of
Issuer       of Stock*                No.            Shares
------       ---------             -----------       ------

---------------------------
         * Stock is assumed to be common stock unless otherwise indicated.

                             Exhibit H Schedules-13

                                                                     Schedule II
                                                  To Subsidiary Pledge Agreement
                                                                      Supplement

                                   SCHEDULE II

            ADDITIONAL UCC FILINGS

State           Filing Office             Document Filed
-----       ----------------------        --------------

                             Exhibit H Schedules-14

                                                                    Schedule III
                                                  To Subsidiary Pledge Agreement
                                                                      Supplement

                                  SCHEDULE III

                        INFORMATION REGARDING THE PLEDGOR

                                                                 Organizational
 Name of each Pledgor                                            Identification
  on Public Record of                           Defined Term       Number in
Pledgor's Jurisdiction                            for such       Jurisdiction of        Former Name
   of Organization           Type of Entity       Pledgor          Organization          (if any)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                             Exhibit H Schedules-15

                                                         EXHIBIT B TO SUBSIDIARY
                                                                PLEDGE AGREEMENT

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

                  [NAME OF NEW PLEDGED SUBSIDIARY] (the "Issuer") hereby acknowledges receipt of a copy of the foregoing Supplement and the Subsidiary Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Subsidiary Pledge Agreement, as supplemented by such Supplement. The Issuer further agrees that the terms of paragraph 10(c) of the Subsidiary Pledge Agreement, as supplemented by such Supplement, shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 10 of the Subsidiary Pledge Agreement, as supplemented by such Supplement. The Issuer hereby also agrees that it will comply with instructions originated by the Collateral Agent without the consent of any Pledgor.

_______________, 2001

                                              [NAME OF NEW PLEDGED SUBSIDIARY]

                                              By:___________________________
                                                 Title:

                             Exhibit H Schedules-16

                                    EXHIBIT I

                     FORM OF SUBSIDIARIES SECURITY AGREEMENT

                        CONSOLIDATED AMENDED AND RESTATED
                          SUBSIDIARY SECURITY AGREEMENT

                  CONSOLIDATED AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT, dated as of October 10, 2002, made by the entities identified on
Schedule IV hereto, (individually a "Grantor", and collectively the "Grantors"), in favor of JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent"), for the ratable benefit of (a) the banks and other financial institutions (the "EPN Lenders") parties to the Amended and Restated Credit Agreement, dated as of March 23, 1995 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPN Credit Agreement") among El Paso Energy Partners, L.P., a Delaware limited partnership, as the borrower ("EPN"), El Paso Energy Partners Finance Corporation, a Delaware corporation, as the co-borrower ("El Paso Finance"), the EPN Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPN Administrative Agent"), (b) the banks and other financial institutions (the "EPNHC Lenders"; the EPN Lenders and EPNHC Lenders herein collectively referred to as the "EPN Group Lenders") parties to the Amended and Restated Credit Agreement, dated as of April 8, 2002 and as amended and restated as of October 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "EPNHC Credit Agreement") among EPN Holding Company, L.P., a Delaware limited partnership, as the borrower ("EPNHC"; EPN, El Paso Finance and EPNHC herein collectively referred to as the "EPN Group Borrowers"), the EPNHC Lenders and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "EPNHC Administrative Agent"; the EPN Administrative Agent and the EPNHC Administrative Agent herein collectively referred to as the "EPN Group Administrative Agents"), and (c) the Marco Polo Lenders (as defined in the EPN Credit Agreement).

                              W I T N E S S E T H :

                  WHEREAS, certain of the Grantors and the Collateral Agent are parties to that Amended and Restated Subsidiary Security Agreement, dated as of March 23, 1995 and amended and restated as of January 31, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPN Security Agreement");

                  WHEREAS, EPNHC and the Collateral Agent are parties to that certain Borrower Security Agreement, dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Security Agreement");

                  WHEREAS, certain of the Grantors and the Collateral Agent are parties to that certain Subsidiary Security Agreement, dated as of April 8, 2002 (as amended, supplemented and otherwise modified prior to the date hereof, the "Existing EPNHC Subsidiary Security Agreement");

                  WHEREAS, the making of this Security Agreement by each Grantor is necessary or convenient to the conduct, promotion, or attainment of the business of such Grantor; and

                                  Exhibit I-1

                  WHEREAS, pursuant to the provisions of Section 7.9 of the EPN Credit Agreement, EPN and El Paso Finance agreed that they would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for EPN and El Paso Finance's obligations under the EPN Credit Agreement;

                  WHEREAS, pursuant to the provisions of Section 7.9 of the EPNHC Credit Agreement, EPNHC agreed that it would deliver, and would cause each Person that is a party (or is required to be a party) to any Security Document, other than the Collateral Agent, to deliver, amended and restated Security Documents, together with supplemented and corrected schedules, exhibits or other documents, if any, that are necessary to accurately reflect the collateral existing as of the Closing Date that is pledged as security for EPNHC's obligations under the EPNHC Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and to comply with the requirements of Section 7.9 of the EPN Credit Agreement and Section 7.9 of the ENPHC Credit Agreement, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, that each of the Existing EPN Security Agreement, Existing EPNHC Security Agreement and Existing EPNHC Subsidiary Security Agreement is hereby consolidated, amended and restated as a single instrument to read in its entirety as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the EPN Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Supporting Obligations, Promissory Notes, Proceeds; and the following terms shall have the following meanings:

                  "Account Debtor": a Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.

                  "Collateral": as defined in Section 2 of this Security Agreement. The obligations of the Grantors to provide Collateral are limited by paragraphs (c) and (d) of subsection 7.10 of the EPN Credit Agreement any by paragraphs (c) and (d) of subsection 7.10 of the EPNHC Credit Agreement.

                  "Obligations": (i) with respect to any Grantor, all obligations, liabilities and indebtedness of such Grantor under and pursuant to the Subsidiaries Guarantee, and (ii) solely with respect to EPNHC, the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPNHC Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim

                                  Exhibit I-2
         for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other EPNHC Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement of obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC Administrative Agent or any of the EPNHC Lenders) or otherwise.

                  "Patents": (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule I hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule I hereto.

                  "Patent License": all agreements, whether written or oral, providing for the grant by any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

                  "Security Agreement": this Consolidated Amended and Restated Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Subsidiary Pledge Agreement": the Consolidated Amended and Restated Subsidiary Pledge Agreement dated as of even date herewith made by the Pledgors party thereto in favor of JPMorgan Chase Bank for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all renewals thereof.

                  "Trademark License": any agreement, written or oral, providing for the grant by any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule II hereto.

                  "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, the vehicles listed on Schedule III hereto and all tires and other appurtenances to any of the foregoing.

                                  Exhibit I-3

                  2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of the relevant Grantor, each Grantor hereby grants to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                           (i)      all Accounts;

                           (ii) all Chattel Paper (including, without limitation, all Electronic Chattel Paper and all Tangible Chattel Paper);

                           (iii)    all Documents;

                           (iv)     all Equipment;

                           (v) all General Intangibles (including, without limitation, all Payment Intangibles);

                           (vi)     all Instruments;

                           (vii)    all Inventory;

                           (viii) all Investment Property (but excluding any such Investment Property that is subject to the security interests granted by any Grantor in the Subsidiary Pledge Agreement);

                           (ix)     all Patents;

                           (x)      all Patent Licenses;

                           (xi)     all Trademarks;

                           (xii)    all Trademark Licenses;

                           (xiii)   all Vehicles;

                           (xiv) all Deposit Accounts other than payroll, withholding tax and other fiduciary Deposit Accounts;

                           (xv)     all Letter-of-Credit Rights;

                           (xvi)    all Commercial Tort Claims;

                           (xvii)   all Supporting Obligations;

                           (xviii)  with respect only to any Grantor that is a
                  "transmitting utility" (as defined in the Uniform Commercial Code of the State of Texas (the "Texas

                                  Exhibit I-4

                  UCC")), any fixtures (as defined in the Texas UCC) physically located in the State of Texas to the extent (but only to the extent) that the filing in the Office of the Secretary of State of the State of Texas of a financing statement substantially in the form of Exhibit A hereto would, under the Texas UCC, result in the perfection of a security interest in such fixtures;

                           (xix) with respect only to any Grantor that is a "transmitting utility" (as defined in the Uniform Commercial Code of the State of New Mexico (the "New Mexico UCC")), any fixtures (as defined in the New Mexico UCC) physically located in the State of New Mexico to the extent (but only to the extent) that the filing in the Office of the New Mexico Secretary of State of a financing statement substantially in the form of Exhibit A hereto would, under the New Mexico UCC, result in the perfection of a security interest in such fixtures; and

                           (xx) to the extent not otherwise included, all Proceeds and products and all of the foregoing;

except, in each case of clauses (i) - (xx) above, to the extent that (I) any consent of any affiliate of any Grantor (other than the Borrower, a Subsidiary of such Grantor or a Subsidiary of the Borrower) is required for the grant of such security interest and such consent has not been obtained after such Grantor has made a reasonable effort to seek such consent and (II) any consent of any non-affiliated third party (other than a Governmental Authority) is required for the grant of such security interest and such consent has not been obtained (provided that such Grantor is under no duty to seek such third-party consents); provided that (x) upon the receipt of any such consent referred to in clauses
(I) and (II) above, the security interest granted herein shall automatically attach on such property and (y) notwithstanding the foregoing, Accounts, Chattel Paper, Payment Intangibles and Promissory Notes constitute Collateral in which each Grantor granting a security interest, as permitted by Sections 9-406 and 9-408 of the Uniform Commercial Code in effect in the State of New York on the date hereof.

                  3. Rights of Collateral Agent and EPN Group Lenders; Limitations on Collateral Agent's and EPN Group Lenders' Obligations.

                  (a) Grantors Remains Liable under Accounts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts, Chattel Paper, and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible. Neither the Collateral Agent nor any of the EPN Group Lenders shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any of such EPN Group Lenders of any payment relating to such Account, Chattel Paper or Payment Intangible, pursuant hereto, nor shall the Collateral Agent or any of the EPN Group Lenders be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received

                                  Exhibit I-5
         by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Notice to Account Debtors. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper, and Payment Intangibles have been assigned to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders and that payments in respect thereof shall be made directly to the Collateral Agent. The Collateral Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper, or Payment Intangibles.

                  (c) Analysis of Accounts, Etc. The Collateral Agent shall have the right to make test verifications of the Accounts, Chattel Paper and Payment Intangibles in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection therewith. At any time and from time to time, upon the Collateral Agent's request and at the expense of each Grantor, such Grantor shall furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, Chattel Paper and Payment Intangibles.

                  (d) Collections on Account, Etc. The Collateral Agent hereby authorizes each Grantor to collect the Accounts, Chattel Paper and Payment Intangibles subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Chattel Paper and Payment Intangibles, when collected by each Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a special collateral account maintained by the Collateral Agent, subject to withdrawal by the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, segregated from other funds of any such Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Collateral Agent (or by any Grantor in trust for the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by each Grantor and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the

                                  Exhibit I-6

         Collateral Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to each Grantor or to whomsoever may be lawfully entitled to receive the same. At the Collateral Agent's request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         4. Representations and Warranties. Each Grantor hereby represents and warrants that:

                  (a) Title; No Other Liens. Except for the Lien granted to the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the EPN Credit Agreement or the EPNHC Credit Agreement, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, pursuant to this Security Agreement or as may be permitted pursuant to the EPN Credit Agreement or the EPNHC Credit Agreement.

                  (b) Perfected First Priority Liens. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, which are (except for any Liens on the Collateral which are permitted to exist pursuant to the EPN Credit Agreement or the EPNHC Credit Agreement) prior to all other Liens on the Collateral created by each Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from each Grantor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on Schedule V hereto, has been or will be duly taken.

                  (c) Accounts. The amount represented by each Grantor to the EPN Group Lenders from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts, Chattel Paper, and Payment Intangibles will at such time be, to such Grantor's best knowledge, the correct amount actually owing by such Account Debtor or Account Debtors thereunder. No amount payable to each Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent. The place where each Grantor keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is Four Greenway Plaza, Houston, Texas 77046.

                                  Exhibit I-7

                  (d) Grantor's Name, Etc. The name of each Grantor as indicated on the public record of such Grantor's jurisdiction of organization, which shows such Grantor to have been organized, is as set forth on Schedule IV hereto. The mailing address of each Grantor is Four Greenway Plaza, Houston, Texas 77046. With respect to each Grantor, the type of entity of such Grantor and the organizational identification number for such Grantor in such Grantor's jurisdiction of organization is correctly set forth on Schedule IV hereto. To the extent indicated on Schedule IV hereto, the Grantors therein identified were formerly known by the names set forth on Schedule IV hereto. Other than such names, no Grantor has used any other name or trade name.

                  (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (f) Patents and Trademarks. Schedule I hereto includes all Patents and Patent Licenses owned by each Grantor in its own name as of the date hereof. Schedule II hereto includes all Trademarks and Trademark Licenses owned by each Grantor in its own name as of the date hereof. To the best of each such Grantor's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending
         (i) seeking to limit, cancel or question the validity of any Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark.

                  (g) Vehicles. Schedule III is a complete and correct list of all Vehicles owned by each Grantor.

                  (h) Governmental Obligors. None of the obligors on any Grantor's Accounts, Chattel Paper or Payment Intangibles is a Governmental Authority.

                  (i) Power and Authority; Authorization. Each Grantor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

                  (j) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of each Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (k) No Conflict. The execution, delivery and performance of this Security Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of any Grantor and will not result in the creation or imposition of any Lien on

                                  Exhibit I-8
         any of the properties or revenues of any Grantor pursuant to any Requirement of Law or Contractual Obligation of such Grantor, except as contemplated hereby.

                  (l) No Consents, etc. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any member, manager or creditor of any Grantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

                  (m) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of each Grantor, threatened by or against such Grantor or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby.

                  (n)      Chaco Trust. Chaco Trust represents and warrants that
         (i) it is a Massachusetts business trust, (ii) the only jurisdictions in which Chaco Trust does business and/or owns or leases any property are the States of Massachusetts, New Mexico, and Texas, (iii) all of the beneficial interest in the Chaco Trust is held by Delos, which has its principal place of business and chief executive office in the State of Texas, and (iv) the sole trustee of the Chaco Trust is EP-Operating, which has its principal place of business and chief executive office in the State of Texas.

                  (o) No Chapter 35 Filings. No Grantor has filed a security instrument with the Secretary of State of the State of Texas electing to be covered by, or is otherwise subject to the requirements and benefits of, Subchapter A of Chapter 35 of the Texas Business and Commerce Code.

                  (p) Transmitting Utilities. As of the Closing Date, (X) each of the Grantors listed on Schedule VI hereto is a Person primarily engaged in (i) transmitting goods by pipeline, (ii) transmitting gas, or (iii) producing and transmitting gas, and (Y) such Grantor owns goods and pipelines located in the jurisdictions indicated on such
         Schedule VI.

         5. Covenants. Each Grantor covenants and agrees with the Collateral Agent and each of the EPN Group Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of each Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Grantor hereby authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file financing statements and

                                  Exhibit I-9
         amendments to financing statements that describe the collateral covered by such financing statements as "all assets of the Grantor", "all personal property of the Grantor", or words of similar effect, in such jurisdictions as the Collateral Agent may deem necessary or desirable in order to perfect or maintain the perfection of the security interests granted by such Grantor under this Security Agreement. Each Grantor hereby further authorizes the Collateral Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement. Upon the request of the Collateral Agent or any of the EPN Group Lenders, each Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the EPN Group Lenders) necessary to cause the Collateral Agent to have "control" (within the meaning of Sections 9-104, 9-105, 9-106, and 9-107 of the UCC) over any Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property, or Letter-of-Credit Rights, and each Grantor shall promptly notify the Collateral Agent and each of the EPN Group Lenders of such Grantor's acquisition of any such Collateral. With respect to any goods constituting Collateral that are in the possession of a "bailee" (within the meaning of Section 9-312 of the UCC), each Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Collateral Agent or any of the EPN Group Lenders) necessary to cause the Collateral Agent to have a perfected security interest in such Collateral pursuant to the provisions of Section 9-312 of the UCC, and such Grantor shall provide prompt notice to the Collateral Agent and each of the EPN Group Lenders of any such Collateral then in the possession of such a "bailee".

                  (b) Indemnification. Each Grantor agrees to pay and to save the Collateral Agent and each of the EPN Group Lenders harmless from any and all liabilities and reasonable costs and expenses (including, without limitation, legal fees and expenses), (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Collateral Agent or any of the EPN Group Lenders under any Account, Chattel Paper, or Payment Intangibles, for any sum owing thereunder, or to enforce any provisions of any Account, Chattel Paper, or Payment Intangible, each Grantor will save, indemnify and keep the Collateral Agent and any of such EPN Group Lenders harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from such Debtor.

                                  Exhibit I-10

                  (c) Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Collateral Agent's and the EPN Group Lenders' further security, the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, shall have a security interest in all of each Grantor's books and records pertaining to the Collateral, and each Grantor shall turn over any such books and records to the Collateral Agent or to its representatives during normal business hours at the request of the Collateral Agent.

                  (d) Right of Inspection. The Collateral Agent and the EPN Group Lenders shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and the EPN Group Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent and the EPN Group Lenders, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and the EPN Group Lenders and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (e) Compliance with Laws, etc. Each Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor's business; provided, however, that such Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Collateral Agent, adversely affect the Collateral Agent's or the EPN Group Lenders' rights or the priority of their Liens on the Collateral.

                  (f) Compliance with Contractual Obligations. Each Grantor will perform and comply in all material respects with all its Contractual Obligations relating to the Collateral.

                  (g) Payment of Obligations. Each Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (h) Limitation on Liens on Collateral. Each Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the EPN Credit Agreement or the

                                  Exhibit I-11

         EPNHC Credit Agreement, and will defend the right, title and interest of the Collateral Agent and the EPN Group Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) Limitations on Dispositions of Collateral. The Collateral Agent and the EPN Group Lenders do not authorize, and each Grantor agrees not to sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except to the extent expressly permitted by the EPN Credit Agreement or the EPNHC Credit Agreement.

                  (j) Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. Each Grantor will not (i) amend, modify, terminate or waive any provision of any Chattel Paper or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of such Chattel Paper, Payment Intangible or Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper and each agreement giving rise to an Account or Payment Intangible (other than any right of termination) or (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Chattel Paper or any agreement giving rise to an Account, or Payment Intangible.

                  (l) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by each Grantor over a period of time, each Grantor will not grant any extension of the time of payment of any of the Accounts, Chattel Paper or Payment Intangibles, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (m) Maintenance of Equipment. Each Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                  (n) Further Identification of Collateral. Each Grantor will furnish to the Collateral Agent and the EPN Group Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (o) Notices. Each Grantor will advise the Collateral Agent and the EPN Group Lenders promptly, in reasonable detail, at their respective addresses set forth in the EPN Credit Agreement and the EPNHC Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the EPN Credit Agreement or the EPNHC Credit Agreement) on, or claim asserted against, any of the Collateral and
         (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                                  Exhibit I-12

                  (p) Changes in Locations, Name, etc. Each Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Grantor maintains any Collateral or is organized. Without limitation of any other covenant herein, each Grantor will not cause or permit (i) any change to be made in its name, identity or corporate structure or (ii) any change to (A) the identity of any warehouseman, common carrier, other third-party transporter, bailee or any agent or processor in possession or control of any Collateral or (B) such Grantor's jurisdiction of organization, unless such Grantor shall have first (1) notified the Collateral Agent and the EPN Group Lenders of such change at least thirty (30) days prior to the effective date of such change, and (2) taken all action reasonably requested by the Collateral Agent or any of the EPN Group Lenders for the purpose of maintaining the perfection and priority of the Collateral Agent's security interests under this Security Agreement. In any notice furnished pursuant to this subsection, each Grantor will expressly state that the notice is required by this Security Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Collateral Agent's security interest in the Collateral.

                  (q)      Patents and Trademarks.

                           (i) Each Grantor (either itself or through licensees) will, except with respect to any Trademark that such Grantor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                           (ii) Each Grantor will not, except with respect to any Patent that such Grantor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                           (iii) Each Grantor will notify the Collateral Agent and the EPN Group Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                                  Exhibit I-13

                           (iv) Whenever a Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent and the EPN Group Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the EPN Group Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated.

                           (v) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                           (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, each Grantor shall promptly notify the Collateral Agent and the EPN Group Lenders after it learns thereof and shall, unless such Grantor shall reasonably determine that such Patent or Trademark is of negligible economic value to such Grantor which determination such Grantor shall promptly report to the Collateral Agent and the EPN Group Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                  (q) Vehicles. Each Grantor will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose. No Vehicle shall be removed from the state which has issued the certificate of title or ownership therefor for a period in excess of 60 days.

                  (r) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, such Grantor shall, within thirty (30) days after such Commercial Tort Claim satisfies such requirements, notify the Collateral Agent and the EPN Group Lenders in a writing signed

                                  Exhibit I-14
         by such Grantor containing a brief description thereof, and granting to the Collateral Agent in such writing (for the benefit of the EPN Group Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the EPN Group Lenders. The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements: (i) the monetary value claimed by or payable to the relevant Grantor in connection with such Commercial Tort Claim shall exceed $5,000,000, and either (ii) (A) such Grantor shall have filed a law suit or counterclaim or otherwise commenced legal proceedings (including, without limitation, arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or (B) such Grantor and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim. In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by any Grantor is disclosed by EPN or any Grantor in any public filing with the Securities Exchange Commission or any successor thereto or analogous Governmental Authority, or to the extent that the existence of any such Commercial Tort Claim is disclosed in any press release issued by EPN or any Grantor, then, upon the request of the Collateral Agent, the relevant Grantor shall, within thirty (30) days after such request is made, transmit to the Collateral Agent and the EPN Group Lenders a writing signed by such Grantor containing a brief description of such Commercial Tort Claim and granting to the Collateral Agent in such writing (for the benefit of the EPN Group Lenders and the Marco Polo Lenders) a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent and the EPN Group Lenders.

         6.       Collateral Agent's Appointment as Attorney-in-Fact.

                  (a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                           (i) in the case of any Account, Chattel Paper or Payment Intangible, at any time when the authority of such Grantor to collect the Accounts, Chattel Paper or Payment Intangible has been curtailed or terminated pursuant to the first sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper,

                                  Exhibit I-15
                  or Payment Intangible, or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, or General Intangible or with respect to any other Collateral whenever payable;

                           (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                           (iii)    upon the occurrence and during the
                  continuance of any Event of Default, (A) to direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against such Grantor, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and each Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the EPN Group Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as any Grantor might do.

         Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Other Powers. Each Grantor also authorizes the Collateral Agent and the EPN Group Lenders, at any time and from time to time, to execute, in connection with

                                  Exhibit I-16
         the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) No Duty on Collateral Agent or EPN Group Lenders' Part. The powers conferred on the Collateral Agent and the EPN Group Lenders hereunder are solely to protect the Collateral Agent's and the EPN Group Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any of the EPN Group Lenders to exercise any such powers. The Collateral Agent and the EPN Group Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7. Performance by Collateral Agent of the Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 3-1/2 % above the Alternate Base Rate, shall be payable by such Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

         8. Proceeds. In addition to the rights of the Collateral Agent and the EPN Group Lenders specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing
(a) all Proceeds received by each Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required), and (b) any and all such Proceeds received by the Collateral Agent (whether a Grantor or otherwise) may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Collateral Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Collateral Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to such Grantor or to whomsoever may be lawfully entitled to receive the same.

         9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the EPN Group Lenders and the Marco Polo Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive,

                                  Exhibit I-17
appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any of the EPN Group Lenders or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any of the EPN Group Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived or released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the EPN Group Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Collateral Agent account for the surplus, if any, to such Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any of the EPN Group Lenders arising out of the exercise by them of any rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Collateral Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any of the EPN Group Lenders to collect such deficiency.

         10. Limitation on Duties Regarding Preservation of Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any of the EPN Group Lenders, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

                                  Exhibit I-18
such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any of the EPN Group Lenders shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any of the EPN Group Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any of the EPN Group Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or any such EPN Group Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the EPN Group Lenders and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         16. Notices. Notices hereunder may be given by mail or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the EPN Credit Agreement and the EPNHC Credit Agreement and shall be effective (a) in the case of mail, 3 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent. Each Grantor may change its address and transmission number by written notice to the Collateral Agent, and the Collateral Agent or any of the EPN Group Lenders may change its address and transmission number by written notice to each Grantor and, in the case of any of the EPN Group Lenders, to the Collateral Agent.

         17. Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as among the Collateral Agent, the EPN Group

                                  Exhibit I-19

Lenders and the Marco Polo Lenders be governed by EPN Credit Agreement, the EPNHC Credit Agreement, the Marco Polo Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the EPN Group Lenders and the Marco Polo Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         18. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND SUCH OTHER LOAN DOCUMENTS, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW. NOTHING HEREIN AND IN SUCH OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR OT COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GRANTOR IN ANY OTHER JURISDICTION.

         19. WAIVERS. (a) EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 18, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

         (b) EACH GRANTOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                                  HATTIESBURG GAS STORAGE COMPANY

                                  Exhibit I-20

                                 By: Hattiesburg Industrial Gas Sales, L.L.C.
                                     First Reserve Gas, L.L.C.
                                     its General Partners

                           HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
                                 By: El Paso Energy Partners Deepwater, L.L.C.
                                     its Sole Member

                           EAST BREAKS GATHERING COMPANY, L.L.C.
                                 By: El Paso Energy Partners Deepwater, L.L.C.
                                     its Sole Member

                           ARGO, L.L.C.

                           ARGO I, L.L.C.

                           ARGO II, L.L.C.

                           CRYSTAL HOLDING, L.L.C.

                           EL PASO ENERGY PARTNERS DEEPWATER, L.L.C.

                           EL PASO ENERGY PARTNERS OIL TRANSPORT, L.L.C.

                           FIRST RESERVE GAS, L.L.C.

                           HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.

                           PETAL GAS STORAGE, L.L.C.

                           GREEN CANYON PIPE LINE COMPANY, L.P.

                           EL PASO ENERGY PARTNERS OPERATING COMPANY, L.L.C.

                           DELOS OFFSHORE COMPANY, L.L.C.

                           FLEXTREND DEVELOPMENT COMPANY, L.L.C.

                           MANTA RAY GATHERING COMPANY, L.L.C.

                           POSEIDON PIPELINE COMPANY, L.L.C.

                           VK DEEPWATER GATHERING COMPANY, L.L.C.

                           VK-MAIN PASS GATHERING COMPANY, L.L.C.

                           EPN NGL STORAGE, L.L.C.

                           By: ________________________________
                               D. Mark Leland
                               Senior Vice President and Controller

                           EPN HOLDING COMPANY, L.P.
                                 By: EPN GP Holding, L.L.C.
                                     its General Partner

                                  Exhibit I-21

                          EL PASO ENERGY INTRASTATE, L.P.
                                By: EPN Pipeline GP Holding, L.L.C.
                                    its General Partner

                          EPGT TEXAS PIPELINE, L.P.
                                By: EPN Pipeline GP Holding, L.L.C.
                                    its General Partner

                          EL PASO INDIAN BASIN, L.P.
                               By: El Paso Indian Basin GP, L.L.C.
                                   its General Partner

                          EPN GATHERING AND TREATING
                          COMPANY, L.P.
                               By: EPN Gathering and Treating GP Holding,
                                   L.L.C., its General Partner

                          WARWINK GATHERING AND TREATING
                          COMPANY
                               By: El Paso Energy Warwink I Company, L.P.
                                   and El Paso Energy Warwink II Company, L.P.,
                                   its General Partners

                                   By: EPN Gathering and Treating
                                       GP Holding, L.L.C., their General Partner

                          EPN PIPELINE GP HOLDING, L.L.C.

                          EPN GP HOLDING, L.L.C.

                          EPN GP HOLDING I, L.L.C.

                          EPN HOLDING COMPANY I, L.P.

                          EL PASO HUB SERVICES COMPANY, L.L.C.

                          EL PASO ENERGY WARWINK I COMPANY, L.P.
                                By: EPN Gathering and Treating GP Holding,
                                    L.L.C., its General Partner

                          EL PASO ENERGY WARWINK II COMPANY, L.P.
                               By: EPN Gathering and Treating GP Holding,
                                   L.L.C., its General Partner

                          EL PASO OFFSHORE GATHERING &
                          TRANSMISSION, L.P.
                                By: EPN Gathering and Treating GP Holding,
                                    L.L.C., its General Partner

                          EL PASO INDIAN BASIN GP, L.L.C.

                          EPN GATHERING AND TREATING GP HOLDING, L.L.C.

                                  Exhibit I-22

                                 By:________________________________________
                                    Keith Forman
                                    Vice President & Chief Financial Officer

                                 Exhibit I-23

                           THE CHACO LIQUIDS PLANT TRUST

                           By: El Paso Energy Partners Operating Company,
                               L.L.C.
                               its Trustee

                           By:____________________________________
                              D. Mark Leland
                              Senior Vice President and Controller

                                  Exhibit I-24

                           Agreed to:

                           JPMorgan Chase Bank,
                           as Collateral Agent

                           By:    ______________________________________________
                           Name:  ______________________________________________
                           Title: ______________________________________________

                           Consented to pursuant to Section 15 of the Existing EPN Security Agreement:

                           JPMorgan Chase Bank,
                           as Administrative Agent

                           By:    ______________________________________________
                           Name:  ______________________________________________
                           Title: ______________________________________________

                           Consented to pursuant to Section 15 of the Existing EPNHCSecurity Agreement:

                           JPMorgan Chase Bank,
                           as Administrative Agent

                           By:    ______________________________________________
                           Name:  ______________________________________________
                           Title: ______________________________________________

                           Consented to pursuant to Section 15 of the Existing EPNHC Subsidiary Security Agreement:

                           JPMorgan Chase Bank,
                           as Administrative Agent

                           By:    ______________________________________________
                           Name:  ______________________________________________
                           Title: ______________________________________________

                                  Exhibit I-25

                                                                   Schedule I to
                                                   Subsidiary Security Agreement

                           Patents and Patent Licenses

                                     [None]

                              Exhibit I Schedules-1

                                                                  Schedule II to
                                                   Subsidiary Security Agreement

                        Trademarks and Trademark Licenses

                                     [None]

                              Exhibit I Schedules-2

                                                                 Schedule III to
                                                   Subsidiary Security Agreement

                                    Vehicles

                                     [None]

                              Exhibit I Schedules-3

                                                                  Schedule IV to
                                                   Subsidiary Security Agreement

                                    Grantors

------------------------------------------------------------------------------------------------------------------
                                                                               Organizational
      Name of each Pledgor                                                     Identification
      on Public Record of                                 Defined Term            Number in
    Pledgor's Jurisdiction                                  for such          Jurisdiction of     Former Name
      of Organization               Type of Entity           Pledgor            Organization       (if any)
------------------------------------------------------------------------------------------------------------------
Argo, L.L.C.                     Delaware limited       "Argo"                     3253546
                                 liability company
------------------------------------------------------------------------------------------------------------------
Argo I, L.L.C.                   Delaware limited       "Argo I"                   3252501
                                 liability company
------------------------------------------------------------------------------------------------------------------
Argo II, L.L.C.                  Delaware limited       "Argo II"                  3253543
                                 liability company
------------------------------------------------------------------------------------------------------------------
Crystal Holding, L.L.C.          Delaware limited       "Crystal Holding"          3258369
                                 liability company
------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners          Delaware limited       "EP Deepwater"             2324700        Western Gulf
Deepwater, L.L.C.                liability company                                                Holdings, L.L.C.
------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners Oil      Delaware limited       "EP-Transport"             2408384        Leviathan Oil
Transport, L.L.C.                liability company                                                Transport
                                                                                                  Systems, L.L.C.
------------------------------------------------------------------------------------------------------------------
First Reserve Gas, L.L.C.        Delaware limited       "First Reserve"            2227809
                                 liability company
------------------------------------------------------------------------------------------------------------------
Hattiesburg Industrial Gas       Delaware limited       "Hattiesburg Sales"        2058929
Sales, L.L.C.                    liability company
------------------------------------------------------------------------------------------------------------------
Hattiesburg Gas Storage Company  Delaware general       "Hattiesburg Storage"       None
                                 partnership
------------------------------------------------------------------------------------------------------------------
Petal Gas Storage, L.L.C.        Delaware limited       "Petal Gas"                2310880
                                 liability company
------------------------------------------------------------------------------------------------------------------
Green Canyon Pipe Line           Delaware limited       "Green Canyon"             2324709        Green Canyon
Company, L.P.                    partnership                                                      Pipe Line
                                                                                                  Company, L.L.C.
------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners          Delaware limited       "EP-Operating"             3063154        Leviathan
Operating Company, L.L.C.        liability company                                                Operating
                                                                                                  Company, L.L.C.
------------------------------------------------------------------------------------------------------------------

                              Exhibit I Schedules-4

------------------------------------------------------------------------------------------------------------------
Delos Offshore Company, L.L.C.   Delaware limited       "Delos"                    2747220
                                 liability company
------------------------------------------------------------------------------------------------------------------
Flextrend Development Company,   Delaware limited       "Flextrend"                2510310
L.L.C.                           liability company
------------------------------------------------------------------------------------------------------------------
Manta Ray Gathering Company,     Delaware limited       "Manta Ray"                2324708
L.L.C.                           liability company
------------------------------------------------------------------------------------------------------------------
Poseidon Pipeline Company,       Delaware limited       "Poseidon Pipeline"        2487652
L.L.C.                           liability company
------------------------------------------------------------------------------------------------------------------
VK Deepwater Gathering           Delaware limited       "VK Deepwater"             2401981
Company, L.L.C.                  liability company
------------------------------------------------------------------------------------------------------------------
VK-Main Pass Gathering           Delaware limited       "VK Main Pass"             2401983
Company, L.L.C.                  liability company
------------------------------------------------------------------------------------------------------------------
High Island Offshore System,     Delaware limited       "HIOS"                     2999070
L.L.C.                           liability company
------------------------------------------------------------------------------------------------------------------
East Breaks Gathering Company,   Delaware limited       "East Breaks"              340427
L.L.C.                           liability company
------------------------------------------------------------------------------------------------------------------
The Chaco Liquids Plant Trust    Massachusetts          "Chaco Trust"               None
                                 business trust
------------------------------------------------------------------------------------------------------------------
EPN NGL Storage, L.L.C.          Delaware limited       "EPN-NGL"                  3151447        Crystal
                                 iability company                                                 Properties
                                                                                                  and Trading
                                                                                                  Company,
                                                                                                  L.L.C.
------------------------------------------------------------------------------------------------------------------
EPN Holding Company, L.P.        Delaware limited       "EPN Holding"              3499494
                                 partnership
------------------------------------------------------------------------------------------------------------------
EPN Pipeline GP Holding, L.L.C.  Delaware limited       "Pipeline GP               3499171
                                 liability company      Holding"
------------------------------------------------------------------------------------------------------------------
El Paso Energy Intrastate, L.P.  Delaware limited       "Intrastate"               0931567
                                 partnership
------------------------------------------------------------------------------------------------------------------
EPGT Texas Pipeline, L.P.        Delaware limited       "EPGT Texas Pipeline"      2120073
                                 partnership
------------------------------------------------------------------------------------------------------------------
El Paso Hub Services Company,    Delaware limited       "Hub Services"             0919236
L.L.C.                           liability company
------------------------------------------------------------------------------------------------------------------
El Paso Energy Warwink I         Delaware limited       "Warwink I"                3132001        El Paso Energy
Company, L.P.                    partnership                                                      Warwink I
                                                                                                  Company, L.L.C.
------------------------------------------------------------------------------------------------------------------

                              Exhibit I Schedules-5

------------------------------------------------------------------------------------------------------------------
El Paso Energy Warwink II        Delaware limited       "Warwink II"               3132004        El Paso Energy
Company, L.P.                    partnership                                                      Warwink II
                                                                                                  Company, L.L.C.
 ------------------------------------------------------------------------------------------------------------------
El Paso Offshore Gathering &     Delaware limited       "Offshore Gathering        2527167        El Paso Offshore
Transmission, L.P.               partnership            & Transmission"                           Gathering &
                                                                                                  Transmission,
                                                                                                  L.L.C.
------------------------------------------------------------------------------------------------------------------
El Paso Indian Basin, L.P.       Delaware limited       "Indian Basin"             3494592
                                 partnership
------------------------------------------------------------------------------------------------------------------
EPN Gathering and Treating GP    Delaware limited       "EPN Gathering and         3499170        El Paso Indian
Holding, L.L.C.                  liability company      Treating GP Holding"                      Basin GP, L.L.C.
------------------------------------------------------------------------------------------------------------------
EPN Gathering and Treating       Delaware limited       "EPN Gathering and         3499483
Company, L.P.                    partnership            Treating"
------------------------------------------------------------------------------------------------------------------
EPN GP Holding, L.L.C.           Delaware limited       "EPN GP Holding"           3499172
                                 liability company
------------------------------------------------------------------------------------------------------------------
EPN GP Holding I, L.L.C.         Delaware limited       "EPN GP Holding I"         3505818
                                 liability company
------------------------------------------------------------------------------------------------------------------
EPN Holding Company I, L.P.      Delaware limited       "EPN Holding               3505820
                                 partnership            Company I"
------------------------------------------------------------------------------------------------------------------
Warwink Gathering and Treating   Texas general          "Warwink Gathering           N/A
Company                          partnership            and Treating
------------------------------------------------------------------------------------------------------------------

                              Exhibit I Schedules-6

                                                                   Schedule V to
                                                   Subsidiary Security Agreement

                                   UCC FILINGS

---------------------------------------------------------------------------------------
            STATE                     FILING OFFICE              DOCUMENT FILED
---------------------------------------------------------------------------------------
Delaware                          Secretary of State                 UCC-1
(with respect to all Grantors
except Warwink Gathering and
Treating)
---------------------------------------------------------------------------------------
Texas (with respect to Warwink    Secretary of State                 UCC-1
Gathering and Treating)
---------------------------------------------------------------------------------------
Texas (with respect to            Secretary of State    UCC-1 as a transmitting utility
Intrastate, EPGT Texas Pipeline,                        filing
Warwink Gathering and Treating
and EPN Gathering and Treating)
---------------------------------------------------------------------------------------
New Mexico (with respect to EPN   Secretary of State    UCC-1 as a transmitting utility
Gathering and Treating)                                 filing
---------------------------------------------------------------------------------------

                              Exhibit I Schedules-7

                                                                  Schedule VI to
                                                   Subsidiary Security Agreement

                             Transmitting Utilities

--------------------------------------------------------------------------------------------------------
                                                                                   JURISDICTION(S) WHERE
                                                                                   GRANTOR'S GOODS AND
         NAME OF EACH GRANTOR                       TYPE OF ENTITY                 PIPELINES ARE LOCATED
--------------------------------------------------------------------------------------------------------
El Paso Energy Intrastate, L.P.              Delaware limited partnership           Texas
--------------------------------------------------------------------------------------------------------
EPGT Texas Pipeline, L.P.                    Delaware limited partnership           Texas
--------------------------------------------------------------------------------------------------------
El Paso Offshore Gathering &                 Delaware limited partnership           Texas
Transmission, L.P.
--------------------------------------------------------------------------------------------------------
EPN Gathering and Treating Company,          Delaware limited partnership           Texas & New Mexico
L.P.
--------------------------------------------------------------------------------------------------------
Warwink Gathering and Treating Company       Texas general partnership              Texas
--------------------------------------------------------------------------------------------------------

                              Exhibit I Schedules-8

                                                                    Exhibit A to
                                                   Subsidiary Security Agreement

                    ADDENDUM TO SUBSIDIARY SECURITY AGREEMENT

         ADDENDUM, dated as of _____________, 200_ (this "Addendum"), to that Consolidated Amended and Restated Subsidiary Security Agreement, dated as of October 10, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Subsidiary Security Agreement"), made by each of the Grantors listed below in favor of JP MORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent") for EPN Group Lenders and the Marco Polo Lenders referred to in the Subsidiary Security Agreement. Unless otherwise defined herein, terms defined in the Subsidiary Security Agreement are used herein as therein defined.

                              W I T N E S S E T H :

         WHEREAS, [NAME OF NEW GRANTOR], [a _________ limited liability company] [a _________________ corporation] [a __________________ partnership] (the "New
Grantor"), has become a Subsidiary of one of the EPN Group Borrowers; and

         WHEREAS, pursuant to subsection 8.17 of the EPN Credit Agreement [or
Section 8.17 of the EPNHC Credit Agreement], the New Grantor is required to become a party to the Subsidiary Security Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Grantor hereby:

                  (i) agrees to all of the provisions of the Subsidiary Security Agreement, and

                  (ii) effective on the date hereof, becomes a party to the Subsidiary Security Agreement, as a Grantor, with the same effect as if the New Grantor were an original signatory thereto (with the representations and warranties contained therein being deemed to be made by the New Grantor as of the date hereof);

                  (iii)    represents and warrants as follows:

                           (a) Schedule I hereto includes all Patents and Patent Licenses owned by New Grantor in its own name as of the date hereof. Schedule II hereto includes all Trademarks and Trademark Licenses owned by New Grantor in its own name as of the date hereof. To the best of New Grantor's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending (i) seeking to limit, cancel or question the

                              Exhibit I Schedules-9
                  validity of any Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark;

                           (b) Schedule III hereto is a complete and correct list of all Vehicles owned by New Grantor;

                           (c) The name of New Grantor as indicated on the public record of New Grantor's jurisdiction of organization, which shows New Grantor to have been organized, is as set forth on Schedule IV hereto. The mailing address of New Grantor is Four Greenway Plaza, Houston, Texas 77046. The type of entity of New Grantor and the organizational identification number for New Grantor in New Grantor's jurisdiction of organization is correctly set forth on Schedule IV hereto. To the extent indicated on Schedule IV hereto, New Grantor was formerly known by the names set forth on Schedule IV hereto. Other than such names, New Grantor has not used any other name or trade name;

                           (d) All action necessary or desirable to perfect the Liens and security interest in each item of New Grantor's Collateral requested by the Collateral Agent, including the filing of financing statements in the offices referred to on
                  Schedule V hereto, has been or will be duly taken; and

                           (d) To the extent indicated on Schedule VI attached hereto, New Grantor is a Person primarily engaged in
                  (i) transmitting goods by pipeline, (ii) transmitting gas, or
                  (iii) producing and transmitting gas, and (ii) New Grantor owns goods and pipelines located in the jurisdictions indicated on such Schedule VI.

         IN WITNESS WHEREOF, the New Grantor has caused this Addendum to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                                     [NAME OF NEW GRANTOR]

                                                     By: _______________________
                                                         Title:

                                                     Address:

                              Exhibit I Schedules-10

         Each of the undersigned Guarantors hereby ratifies and confirms its respective obligations under the Subsidiaries Guarantee, as supplemented by this
Addendum:

                                     [List Names Existing Subsidiary Guarantors]

                                     By: ______________________

                                     ______________________

                             Exhibit I Schedules-11

                                                                   Schedule I to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                           Patents and Patent Licenses

                             Exhibit I Schedules-12

                                                                  Schedule II to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                        Trademarks and Trademark Licenses

                             Exhibit I Schedules-13

                                                                 Schedule III to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                                    Vehicles

                             Exhibit I Schedules-14

                                                                  Schedule IV to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                                    Grantors

-------------------------------------------------------------------------------------------------------------------
                                                                                Organizational
   Name of each Pledgor                                                         Identification
   on Public Record of                                       Defined Term          Number in
 Pledgor's Jurisdiction                                        for such          Jurisdiction of    Former Name
     of Organization                 Type of Entity             Pledgor           Organization       (if any)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                             Exhibit I Schedules-15

                                                                   Schedule V to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                                   UCC FILINGS

-------------------------------------------------------------------------------------------------------------------
STATE                               FILING OFFICE                             DOCUMENT FILED

                             Exhibit I Schedules-16

                                                                  Schedule VI to
                                                   Subsidiary Security Agreement
                                                                        Addendum

                             Transmitting Utilities

--------------------------------------------------------------------------------------------------
                                                                            JURISDICTION(S) WHERE
                                                                            GRANTOR'S GOODS AND
NAME OF EACH GRANTOR                   TYPE OF ENTITY                       PIPELINES ARE LOCATED

                             Exhibit I Schedules-17

                                    EXHIBIT J

             FORM OF GUARANTEES AND SECURITY DOCUMENTS CONFIRMATION

                 GUARANTEES AND SECURITY DOCUMENTS CONFIRMATION

         GUARANTEES AND SECURITY DOCUMENTS CONFIRMATION, dated as of November 27, 2002 (this "Confirmation"), to each of the following documents:

         A. Amended and Restated Borrower Pledge Agreement, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "Borrower Pledge Agreement"), made by El Paso Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), in favor of JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") for the ratable benefit of the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders (each as defined below);

         B. Amended and Restated Security Agreement, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "Borrower Security Agreement"), made by the Borrower and El Paso Energy Partners Finance Corporation, a Delaware corporation (the "Co-Borrower"), in favor of the Collateral Agent for ratable benefit of the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders;

         C. Amended and Restated EPEPC Guarantee, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "EPEPC Guarantee"), made by El Paso Energy Partners Company ("EPEPC") in favor of the EPN Administrative Agent (as defined below), the EPNHC Administrative Agent (as defined below), the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders;

         D. Amended and Restated EPEPC Security Agreement (G&A Agreement), dated as of October 10, 2002, as amended and supplemented prior to the date hereof ("the EPEPC Security Agreement"), made by EPEPC in favor of the Collateral Agent for the ratable benefit of the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders;

         E. Consolidated Amended and Restated Subsidiaries Guarantee, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "Subsidiary Guarantee"), made by each of the corporations, limited liability companies and other entities, as the case may be, that are from time to time signatories thereto (the "Subsidiary Guarantors") in favor of the EPN Administrative Agent, the EPNHC Administrative Agent, the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders;

         F. Consolidated Amended and Restated Subsidiary Security Agreement, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "Subsidiary Security Agreement"), by each of the Subsidiary Guarantors in favor of the Collateral Agent for the ratable benefit of the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders; and

         G. Consolidated Amended and Restated Subsidiary Pledge Agreement, dated as of October 10, 2002, as amended and supplemented prior to the date hereof (the "Subsidiary

                             Exhibit J-1

         Pledge Agreement"), made by each of the Subsidiary Guarantors in favor of the Collateral Agent for the ratable benefit of the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders;

(each as further amended, supplemented, waived, conformed or otherwise modified from time to time, and this by this Confirmation, collectively, the "Guarantees and Security Documents").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Co Borrower, the Lenders parties thereto (the "EPN Lenders"), Credit Lyonnais New York Branch and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan Chase Bank, as administrative agent (the "EPN Administrative Agent"), have entered into the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated on October 10, 2002, and as further amended by the First Amendment to Sixth Amended and Restated Credit Agreement (and as may be further amended, modified or supplemented from time to time, the "EPN First Amendment") dated as of November 21, 2002 (such credit agreement as amended, the "EPN Credit Agreement");

         WHEREAS, EPN Holding Company, L.P., a Delaware limited partnership ("EPNHC") and an indirect, wholly-owned subsidiary of the Borrower, has entered into that Amended and Restated Credit Agreement dated as of April 8, 2002 as amended and restated through October 10, 2002 and as further amended by the First Amendment to Amended and Restated Credit Agreement (the "EPNHC First Amendment") dated as of November 21, 2002 (such credit agreement as amended and as may be further amended, modified or supplemented from time to time, the "EPNHC Credit Agreement") by and among EPNHC, the Lenders parties thereto (the "EPNHC Lenders"), Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan Chase Bank, as administrative agent, (the "EPNHC Administrative Agent");

         WHEREAS, pursuant to the Guarantee dated as of October 10, 2002 (the "Borrower Guarantee") the Borrower and the Co-Borrower have guaranteed the obligations of EPNHC under the EPNHC Credit Agreement to the EPNHC Administrative Agent for the ratable benefit of the EPNHC Lenders;

         WHEREAS, the Borrower and El Paso Corporation ("El Paso") have entered into the Contribution, Purchase and Sale Agreement, by and between El Paso, as seller, and the Borrower, as buyer, dated as of November 21, 2002 (the "Acquisition Document") governing the terms and conditions of the acquisition and purchase by the Borrower from El Paso or its Subsidiaries of (i) all of the equity interests of ANR Central Gulf Gathering Company, L.L.C., El Paso San Juan, L.L.C. and El Paso South Texas, L.P. and their respective assets (as more particularly described below), (ii) an indirect 50% equity interest in Coyote Gas Treating, LLC , (iii) certain residual interests related to the Chaco cryogenic plant located in San Juan County, New Mexico, and (iv) the Typhoon Oil Gathering System located offshore in the deep water regions of the Gulf of Mexico, for an aggregate consideration of up to $782,000,000, subject to closing adjustments (the "San Juan Acquisition");

                                   Exhibit J-2

         WHEREAS, pursuant to the terms of the Acquisition Document and in connection with and as a part of the San Juan Acquisition, the Borrower will acquire certain assets, including, without limitation, (i) the natural gas gathering system assets located in the San Juan Basin of New Mexico and Colorado commonly called the San Juan Gathering System, the Blanco Compression Plant, the Global Compression Plant, the Rattlesnake Treating Plant, the Florida River Compression Facility and related assets, (ii) certain natural gas liquids transportation and fractionation assets located in southern Texas commonly called the Houston 8" Pipeline, the Hidalgo Terminal/Propane Pipeline, the Markham Butane Shuttle, the Texas City 6" Pipeline/Terminal, the Almeda Fractionator and related storage assets, (iii) the natural gas gathering system located in the offshore deep water region of the Gulf of Mexico commonly called the Typhoon Gas Gathering System, and (iv) an oil gathering system located in the offshore deep water region of the Gulf of Mexico commonly called the Typhoon Oil Gathering System (collectively, the "San Juan Assets");

         WHEREAS, concurrently with the execution of this Confirmation, the Borrower and the Co-Borrower are entering into a Senior Secured Acquisition Term Loan Credit Agreement dated as of November 27, 2002 (as amended, modified or supplemented from time to time, the "Senior Secured Acquisition Term Loan Credit Agreement"), by and among the Borrower, the Co-Borrower, the Lenders party thereto (the "Senior Secured Acquisition Term Loan Lenders," which together with the EPN Lenders and the EPNHC Lenders are collectively the "EPN Group Lenders"), Goldman Sachs Credit Partners L.P., as documentation agent, UBS Warburg LLC and Wachovia Bank, National Association, as syndication agents, and JPMorgan Chase Bank, as administrative agent (the "Senior Secured Acquisition Term Loan Administrative Agent"), under which the Senior Secured Acquisition Term Loan Lenders will agree to make term loans to Borrower and the Co-Borrower from time to time in connection with the consummation of the San Juan Acquisition;

         WHEREAS, each of the signatories (other than the EPN Group Administrative Agents) hereto is a party to one or more of the Guarantees and Security Documents and wishes to acknowledge and confirm that (i) its obligations, and the Liens and security interests created, under each of the Guarantees and Security Documents to which it is a party continue in full force and effect, unimpaired and undischarged, and (ii) the obligations guaranteed by and secured by (or, in the case of the obligations of each of the Confirming Parties (as defined below), other than the Borrower and the Co-Borrower under the Security Documents, secured indirectly by) the Liens and security interests created under each of the Guarantees and Security Documents shall be the obligations of the Borrower and the Co-Borrower under each of the EPN Credit Agreement; the EPNHC Credit Agreement and the Senior Secured Acquisition Term Loan Credit Agreement.

         WHEREAS, each of the parties hereto wishes to acknowledge and confirm that the following additional parties have been added as Subsidiary Guarantors to the Guarantees and Security Documents: (i) ANR Central Gulf Gathering Company, L.L.C., a Delaware limited liability company, (ii) El Paso San Juan, L.L.C., a Delaware limited liability company, and (iii) El Paso South Texas, L.P., a Delaware limited partnership.

         WHEREAS, the Borrower has requested, and the EPN Lenders and the EPNHC Lenders have agreed pursuant to the EPN First Amendment and the EPNHC First Amendment,

                                   Exhibit J-3
respectively, that the Obligations (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) of the Borrower and the Co-Borrower under the Senior Secured Acquisition Term Loan Credit Agreement (the "Senior Secured Acquisition Term Loan Credit Agreement Obligations") (i) be guaranteed by EPEPC and the Subsidiary Guarantors and (ii) be secured by the Collateral under the Security Documents on a pari passu basis by the Liens and security interests created under the Security Documents that secure the obligations of the Confirming Parties under the EPN Loan Documents and the EPNHC Loan Documents;

         WHEREAS, in order to secure the Senior Secured Acquisition Term Loan Obligations, the Collateral Agent has agreed to act as collateral agent for the Senior Secured Acquisition Term Loan Lenders on the terms and conditions set forth herein and in the Intercreditor Agreement;

         WHEREAS, it is a condition precedent to the obligation of the Senior Secured Acquisition Term Loan Lenders to make the senior secured acquisition term loans to the Borrower and the Co Borrower pursuant to the Senior Secured Acquisition Term Loan Credit Agreement that the parties hereto shall have executed and delivered this Confirmation to the Collateral Agent for the ratable benefit of the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent, EPN Lenders, the EPNHC Lenders, the Marco Polo Lenders, and the Senior Secured Acquisition Term Loan Lenders.

         NOW, THEREFORE, in consideration of the premises and to induce the EPN Lenders to continue to make extensions of credit under the EPN Credit Agreement, to induce the EPNHC Lenders to maintain their loans to EPNHC and to induce the Senior Secured Acquisition Term Loan Lenders to make the senior secured acquisition term loans to the Borrower and the Co Borrower, each of the signatories hereto hereby agrees with the EPN Administrative Agent, the EPNHC Administrative Agent and the Senior Secured Acquisition Term Loan Administrative Agent (collectively, the "EPN Group Administrative Agents") and the Collateral Agent, for the ratable benefit of the EPN Lenders, the EPNHC Lenders, the Senior Secured Acquisition Term Loan Lenders and the Marco Polo Lenders, as follows:

         1. Unless otherwise defined herein or in the Recitals and introductory paragraphs, capitalized terms used herein shall have the respective meanings assigned to them in the EPN Credit Agreement and the other Loan Documents (as defined in the EPN Credit Agreement), as such other Loan Documents may be amended, supplemented or modified hereby.

         2. Each of EPEPC and the Subsidiary Guarantors hereby, jointly and severally, unconditionally and irrevocably guarantees as a primary obligor to the EPN Group Administrative Agents, the EPN Group Lenders and the Marco Polo Lenders, the prompt and complete payment by the Borrower and the Co-Borrower when due of the Senior Secured Acquisition Term Loan Obligations to the same extent as EPEPC and the Subsidiary Guarantors guarantee payment of the EPN Loan Obligations and the EPNHC Loan Obligations.

                                   Exhibit J-4

         3. Each of the signatories hereto (a "Confirming Party") hereby consents to the execution, delivery and performance of the EPN First Amendment and the EPNHC First Amendment. Each Confirming Party agrees that each reference to the "EPN Credit Agreement" or "EPNHC Credit Agreement" in each of the Guarantees and Security Documents shall be deemed to be a reference to the EPN Credit Agreement or the EPNHC Credit Agreement, respectively, as defined herein.

         4. Each Confirming Party hereby grants to the Collateral Agent, for the ratable benefit of the Senior Secured Acquisition Term Loan Lenders on a pari passu basis with the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders, a security interest in all of the Collateral under the Security Documents, including, without limitation, the San Juan Assets, in which such Confirming Party has any right, title or interest to secure the Senior Secured Acquisition Term Loan Obligations and, if applicable, such Confirming Party's guarantee thereof as set forth in Section 2 above. Without limitation of the foregoing, the definition of "Obligations" set forth in each Security Document with respect to which a Confirming Party is a party shall also be deemed to include such Confirming Party's obligation to pay the Senior Secured Acquisition Term Loan Obligations, whether directly or as a guarantor.

         5. The Collateral Agent hereby agrees to act as collateral agent for the Senior Secured Acquisition Term Loan Lenders under the Security Documents in order to perfect the Liens and security interests created by the Security Documents and this Confirmation to secure the Senior Secured Acquisition Term Loan Obligations and guarantees thereof.

         6. Each of the Confirming Parties confirms that and hereby agrees that the definition of "Collateral" under the Security Documents includes the property obtained by the Borrower and its Restricted Subsidiaries in the Acquisition, including, without limitation, the San Juan Assets.

         7.       The EPEPC Guarantee is hereby amended as follows:

                  (a) The definition of "Credit Agreement" set forth in the Recitals of the EPEPC Guarantee is hereby amended to mean the "EPN Credit Agreement" as defined in this Confirmation.

                  (b) The definition of "Commitments" set forth in Section 1 of the EPEPC Guarantee is hereby amended to read in its entirety as follows: "Commitments": (a) the "Revolving Loan Commitments" and the "Term Loan Commitments" as defined in the EPN Credit Agreement,
                           (b) the "Commitments" as defined in the EPNHC Credit Agreement and (c) the "Commitments" as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

                                   Exhibit J-5

                  (c) The definition of "Obligations" set forth in Section 1 of the EPEPC Guarantee is amended to read in its entirety as follows: "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPN Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post-filing or post petition interest is allowed in such proceeding) the Notes (as defined in the EPN Credit Agreement) and all other obligations and liabilities of EPN and El Paso Finance to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPN Credit Agreement, the other Loan Documents (as defined in the EPN Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, (ii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPNHC Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post filing or post petition interest is allowed in such proceeding) and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other EPNHC Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC Administrative Agent or any of the EPNHC Lenders) or otherwise,
                           (iii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Senior Secured Acquisition Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) and all other obligations and liabilities of EPN and El Paso Finance to the Senior Secured Acquisition Administrative Agent or the Senior Secured Acquisition Term Loan Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Secured Acquisition Term Loan Credit Agreement, the other

                                   Exhibit J-6

                           Loan Documents (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Senior Secured Acquisition Term Loan Administrative Agent or any of the Senior Secured Acquisition Term Loan Lenders) or otherwise, and (iv) the Marco Polo Clawback.

                  (d) The terms the "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in the Recitals to the EPEPC Guarantee are hereby amended to have the meanings given to such terms in this Confirmation.

                  (e) The defined term of "Senior Secured Acquisition Term Loan Credit Agreement" as defined in this Confirmation is hereby added to Section 1 of the EPEPC Guarantee.

         8.       The Subsidiary Guarantee is hereby amended as follows:

                  (a) The definition of "Commitments" set forth in Section 1 of the Subsidiary Guarantee is hereby amended to read in its entirety as follows: "Commitments": (a) the "Revolving Loan Commitments" and the "Term Loan Commitments" as defined in the EPN Credit Agreement,
                           (b) the "Commitments" as defined in the EPNHC Credit Agreement and (c) the "Commitments" as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

                  (b)      The definition of "Loan Documents" set forth in
                           Section 1 of the Subsidiary Guarantee is hereby amended to read in its entirety as follows: "Loan Documents": (i) the "Loan Documents" under and as defined in the EPN Credit Agreement, (ii) the "Loan Documents" under and as defined in the EPNHC Credit Agreement and (iii) the "Loan Documents" under and as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

                  (c) The words "EPN Credit Agreement or the EPNHC Credit Agreement, as applicable" as they are found in the definition of "Maximum Guaranteed Amount" in Section 1 of the Subsidiary Guarantee are replaced with the words "EPN Credit Agreement, the EPNHC Credit Agreement or the Senior Secured Acquisition Term Loan Credit Agreement, as applicable"

                  (d) The definition of "Obligations" set forth in Section 1 of the Subsidiary Guarantee is amended to read in its entirety as follows: "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPN Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso

                                   Exhibit J-7

                           Finance, whether or not a claim for post-filing or post petition interest is allowed in such proceeding) the Notes (as defined in the EPN Credit Agreement) and all other obligations and liabilities of EPN and El Paso Finance to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPN Credit Agreement, the other Loan Documents (as defined in the EPN Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, (ii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPNHC Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post filing or post petition interest is allowed in such proceeding) and all other obligations and liabilities of EPNHC to the EPNHC Administrative Agent or the EPNHC Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPNHC Credit Agreement, the other EPNHC Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPNHC Administrative Agent or any of the EPNHC Lenders) or otherwise,
                           (iii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Senior Secured Acquisition Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) and all other obligations and liabilities of EPN and El Paso Finance to the Senior Secured Acquisition Administrative Agent or the Senior Secured Acquisition Term Loan Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Secured Acquisition Term Loan Credit Agreement, the other Loan Documents (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Senior Secured Acquisition Term Loan Administrative Agent or any of the Senior

                                   Exhibit J-8

                           Secured Acquisition Term Loan Lenders) or otherwise, and (iv) the Marco Polo Clawback.

                  (e) The terms the "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in the Recitals to the Subsidiary Guarantee are hereby amended to have the meanings given to such terms in this Confirmation.

                  (f) The defined term of "Senior Secured Acquisition Term Loan Credit Agreement" as defined in this Confirmation is hereby added to Section 1 of the Subsidiary Guarantee.

         9.       The Borrower Pledge Agreement is hereby amended as follows:

                  (a) The definition of "Commitments" set forth in Section 1 of the Borrower Pledge Agreement is hereby amended to read in its entirety as follows: "Commitments":
                           (a) the "Revolving Loan Commitments" and the "Term Loan Commitments" as defined in the EPN Credit Agreement, (b) the "Commitments" as defined in the EPNHC Credit Agreement and (c) the "Commitments" as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

                  (b) The definition of "Obligations" set forth in Section 1 of the Borrower Pledge Agreement is amended to read in its entirety as follows: "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPN Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor or the Co-Borrower, whether or not a claim for post-filing or post petition interest is allowed in such proceeding) the Notes (as defined in the EPN Credit Agreement) and all other obligations and liabilities of the Pledgor and the Co-Borrower to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the EPN Credit Agreement, the other Loan Documents (as defined in the EPN Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, (ii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Senior Secured Acquisition Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor or the Co-Borrower, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes (as defined in the Senior Secured Acquisition Term Loan Credit Agreement)

                                   Exhibit J-9
                           and all other obligations and liabilities of the Pledgor and the Co-Borrower to the Senior Secured Acquisition Administrative Agent or the Senior Secured Acquisition Term Loan Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Secured Acquisition Term Loan Credit Agreement, the other Loan Documents (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Senior Secured Acquisition Term Loan Administrative Agent or any of the Senior Secured Acquisition Term Loan Lenders) or otherwise, and
                           (iii) all obligations, liabilities and indebtedness of the Pledgor or the Co-Borrower under and pursuant to the Borrower Guarantee.

                  (c) The terms the "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in the Recitals to the Borrower Pledge Agreement are hereby amended to have the meanings given to such terms in this Confirmation.

                  (d) The defined term of "Senior Secured Acquisition Term Loan Credit Agreement" as defined in this Confirmation is hereby added to Section 1 of the Borrower Pledge Agreement.

         10.      The Borrower Security Agreement is hereby amended as follows:

                  (a) The definition of "Commitments" set forth in Section 1 of the Borrower Security Agreement is hereby amended to read in its entirety as follows:
                           "Commitments": (a) the "Revolving Loan Commitments" and the "Term Loan Commitments" as defined in the EPN Credit Agreement, (b) the "Commitments" as defined in the EPNHC Credit Agreement and (c) the "Commitments" as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

                  (b) The definition of "Obligations" set forth in Section 1 of the Borrower Security Agreement is amended to read in its entirety as follows: "Obligations": (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the EPN Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post-filing or post petition interest is allowed in such proceeding) the Notes (as defined in the EPN Credit Agreement) and all other obligations and liabilities of EPN and El Paso Finance to the EPN Administrative Agent or the EPN Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under,

                                   Exhibit J-10
                           out of, or in connection with, the EPN Credit Agreement, the other Loan Documents (as defined in the EPN Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the EPN Administrative Agent or any of the EPN Lenders) or otherwise, (ii) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Senior Secured Acquisition Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN or El Paso Finance, whether or not a claim for post filing or post petition interest is allowed in such proceeding) the Notes (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) and all other obligations and liabilities of EPN and El Paso Finance to the Senior Secured Acquisition Administrative Agent or the Senior Secured Acquisition Term Loan Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Secured Acquisition Term Loan Credit Agreement, the other Loan Documents (as defined in the Senior Secured Acquisition Term Loan Credit Agreement) or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Senior Secured Acquisition Term Loan Administrative Agent or any of the Senior Secured Acquisition Term Loan Lenders) or otherwise, and
                           (iii) all obligations, liabilities and indebtedness of EPN or El Paso Finance under and pursuant to the Borrower Guarantee.

                  (c) The terms the "EPN Group Administrative Agents" and the "EPN Group Lenders" as defined in the Recitals to the Borrower Security Agreement are hereby amended to have the meanings given to such terms in this Confirmation.

                  (d) The defined term of "Senior Secured Acquisition Term Loan Credit Agreement" as defined in this Confirmation is hereby added to Section 1 of the Borrower Security Agreement.

         11. Each Confirming Party hereby agrees, with respect to each Guarantee and Security Document that it has executed, that:

                  (a) all of its obligations, liabilities and indebtedness under the Guarantees and Security Documents remain in full force and effect on a continuous basis after giving effect to the EPN First Amendment and the EPNHC First Amendment;

                                   Exhibit J-11

                  (b) all of the Liens and security interests created and arising under the Guarantees and Security Documents remain in full force and effect on a continuous basis, and having the same perfected status and priority, after giving effect to the EPN First Amendment, the EPNHC First Amendment and this Confirmation, as collateral security for the Obligations (as defined in each of the Guarantees or Security Documents as amended by this Confirmation) and the other obligations of such Confirming Party under the Guarantees and Security Documents, including the Senior Secured Acquisition Term Loan Obligations and guarantees thereof to the extent set forth in Sections 7, 8, 9 and 10 above;

                  (c) all of the obligations, liabilities and indebtedness of the Borrower under the EPN Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged, after giving effect to the EPN First Amendment, and (ii) constitute obligations, liabilities and indebtedness under the EPN Credit Agreement;

                  (d) all of the obligations, liabilities and indebtedness of EPNHC under the EPNHC Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged, after giving effect to the EPNHC First Amendment, and (ii) constitute obligations, liabilities and indebtedness under the EPNHC Credit Agreement; and

                  (e) the perfected status and priority of each Lien and security interest created under the Guarantees and Security Documents continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the EPN First Amendment and the EPNHC First Amendment, as collateral security for the Obligations (as defined in each of the Guarantees and Security Documents as amended by this Confirmation).

         12. Each of the Subsidiary Pledge Agreement, the Subsidiary Security Agreement and the EPEPC Security Agreement are hereby amended to add the amend the terms of "EPN Group Administrative Agents" and "EPN Group Lenders" to have the definitions of such terms as defined in this Confirmation.

         13. Except as set forth in the proviso below, each Confirming Party that is a party to any Guarantee or Security Document hereby confirms all of its payment and performance obligations thereunder, as amended hereby; provided, that notwithstanding anything to the contrary in any EPN Loan Document, EPNHC Loan Document or Senior Secured Acquisition Term Loan Documents or any of the Guarantees and Security Documents, the Co-Borrower is obligated under, and has granted liens under, such Loan Documents as a co-obligor, jointly and severally liable with the Borrower, and not as a Subsidiary Guarantor. The Obligations (as defined in the Borrower Security Agreement as amended by this Confirmation) with respect to the Co-Borrower relate to its obligations as a co-obligor with the Borrower and not as a guarantor.

                                   Exhibit J-12

         14. The obligations of the Loan Parties to provide Collateral are limited by paragraphs (c) and (d) of Section 7.10 of the EPN Credit Agreement, paragraphs (c) and (d) of Section 7.10 of the EPNHC Credit Agreement and paragraphs of (c) and (d) of
                  Section 7.10 of the Senior Secured Acquisition Term Loan Credit Agreement.

         15. The transactions permitted by Sections 8.5 and 8.6 of the EPN Credit Agreement, EPNHC Credit or the Senior Secured Acquisition Term Loan Credit Agreement, respectively, shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement.

         16. Each Confirming Party agrees that it shall take any action reasonably requested by any EPN Group Administrative Agent or the Collateral Agent in order to confirm or effect the intent of this Confirmation. Each Confirming Party agrees that it shall prepare updated schedules to the Guarantees and Security Documents with respect to the information required to be provided by it thereunder.

         17. This Confirmation shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         18. This Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [Signature Pages to this Confirmation begin on the next page]

         IN WITNESS WHEREOF, the undersigned have caused this CONFIRMATION to be executed and delivered by a duly authorized officer on the date first above written.

ANR CENTRAL GULF GATHERING
COMPANY, L.L.C.

ARGO, L.L.C.

ARGO I, L.L.C.

ARGO II, L.L.C.

CRYSTAL HOLDING, L.L.C.

DELOS OFFSHORE COMPANY, L.L.C.

EAST BREAKS GATHERING COMPANY, L.L.C.
     By: El Paso Energy Partners Deepwater, L.L.C.
     its Sole Member

EL PASO ENERGY INTRASTATE, L.P.
     By: EPN Pipeline GP Holding, L.L.C.
     its General Partner

EL PASO INDIAN BASIN, L.P.
     By: EPN Gathering and Treating GP Holding,
     L.L.C., its General Partner

EL PASO ENERGY PARTNERS COMPANY

EL PASO ENERGY PARTNERS
DEEPWATER, L.L.C.

EL PASO ENERGY PARTNERS
FINANCE CORPORATION

EL PASO ENERGY PARTNERS, L.P.

EL PASO ENERGY PARTNERS OIL
TRANSPORT, L.L.C.

EL PASO ENERGY PARTNERS
OPERATING COMPANY, L.L.C.

EL PASO ENERGY WARWINK I COMPANY, L.P.
     By: EPN Gathering and Treating GP
     Holding, L.L.C., its General Partner

EL PASO ENERGY WARWINK II COMPANY, L.P.

                                  Exhibit J-13

     By: EPN Gathering and Treating GP
     Holding, L.L.C., its General Partner

EL PASO HUB SERVICES
COMPANY, L.L.C.

EL PASO OFFSHORE GATHERING &
TRANSMISSION, L.P.
     By: EPN Gathering and Treating GP
     Holding, L.L.C., its General Partner

EL PASO SAN JUAN, L.L.C.

EL PASO SOUTH TEXAS, L.P.
     By: El Paso Energy Partners Oil
     Transport, L.L.C., its general partner

EPGT TEXAS PIPELINE, L.P.
     By: EPN Pipeline GP Holding,L.L.C.
     its General Partner

EPN GATHERING AND TREATING
COMPANY, L.P.
     By: EPN Gathering and Treating GP Holding,
     L.L.C., its General Partner

EPN GATHERING AND TREATING GP HOLDING, L.L.C.

EPN GP HOLDING, L.L.C.

EPN GP HOLDING I, L.L.C.

EPN HOLDING COMPANY, L.P.
     By: EPN GP Holding, L.L.C.
     its General Partner

EPN HOLDING COMPANY I, L.P.

EPN NGL STORAGE, L.L.C.

EPN PIPELINE GP HOLDING, L.L.C.
FIRST RESERVE GAS, L.L.C.

FLEXTREND DEVELOPMENT COMPANY, L.L.C.

GREEN CANYON PIPE LINE COMPANY, L.P.
     By: El Paso Energy Partners Oil Transport,
     L.L.C., its general partner

HATTIESBURG GAS STORAGE COMPANY
     By: Hattiesburg Industrial Gas Sales, L.L.C.
     First Reserve Gas, L.L.C., its General Partners

HATTIESBURG INDUSTRIAL GAS SALES, L.L.C.

HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
     By: El Paso Energy Partners Deepwater, L.L.C.,
     its Sole Member

MANTA RAY GATHERING COMPANY, L.L.C.

PETAL GAS STORAGE, L.L.C.

POSEIDON PIPELINE COMPANY, L.L.C.

THE CHACO LIQUIDS PLANT TRUST
     By: El Paso Energy Partners Operating
     Company, L.L.C., its Trustee

VK DEEPWATER GATHERING COMPANY, L.L.C.

VK-MAIN PASS GATHERING COMPANY, L.L.C.

WARWINK GATHERING AND TREATING
COMPANY

     By: El Paso Energy Warwink I Company, L.P.
     and El Paso Energy Warwink II Company, L.P.,
     its General Partners

     By: EPN Gathering and Treating GP Holding,
     L.L.C., their General Partner

                           By:_______________________________________
                               Name:
                               Title:

                                  Exhibit J-14

Accepted and acknowledged as of
the date first above written:

JPMORGAN CHASE BANK,
as EPN Administrative Agent,
EPNHC Administrative Agent,
Collateral Agent and Senior Secured
Acquisition Term Loan Administrative Agent

By:__________________________
Name:
Title:

                                  Exhibit J-15

                                    EXHIBIT K

              FORM OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT

                             INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT, dated as of November 27, 2002 (this "Agreement"), among JPMorgan Chase Bank, as Collateral Agent, JPMorgan Chase Bank, as EPN Administrative Agent, JPMorgan Chase Bank, as EPNHC Administrative Agent, JPMorgan Chase Bank, as Senior Secured Acquisition Term Loan Administrative Agent and JPMorgan Chase Bank, as Marco Polo Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, El Paso Energy Partners, L.P., a Delaware limited partnership ("EPN") and El Paso Energy Partners Finance Corporation, a Delaware corporation (the "Co-Borrower") are parties to the EPN Credit Agreement pursuant to which the EPN Lenders party thereto have agreed to make loans and other extensions of credit to EPN (Capitalized terms used in these recitals and not defined herein are defined below);

         WHEREAS, EPN, the Co-Borrower and certain other EPN Group Loan Parties have pledged certain Collateral to secure their obligations under the EPN Credit Agreement and other EPN Loan Documents;

         WHEREAS, EPN and the Co-Borrower are parties to the Senior Secured Acquisition Term Loan Credit Agreement pursuant to which the Senior Secured Acquisition Term Loan Lenders party thereto have agreed to make term loans to EPN.

         WHEREAS, EPN, the Co-Borrower and certain other EPN Group Loan Parties have pledged certain Collateral to secure the Senior Secured Acquisition Term Loan Obligations (as defined below);

         WHEREAS, EPN Holding Company, L.P., a Delaware limited partnership ("EPNHC"), is a party to the EPNHC Credit Agreement pursuant to which the EPNHC Lenders party thereto have agreed to make term loans to EPNHC;

         WHEREAS, EPNHC and certain other EPN Group Loan Parties have pledged certain Collateral to secure their obligations under the EPNHC Credit Agreement and other EPNHC Loan Documents;

         WHEREAS, Deepwater Gateway, L.L.C., a Delaware limited liability company ("Deepwater Gateway"), is a party to the Marco Polo Credit Agreement pursuant to which the Marco Polo Lenders party thereto have agreed to make loans and other extensions of credit to Deepwater Gateway;

         WHEREAS, EPN and certain of its Subsidiaries have agreed to return certain distributions made to them by Deepwater Gateway to the Marco Polo Lenders on the terms set forth in the EPN Sponsor Agreement with respect to the Clawback Obligation;

                                   Exhibit K-1

         WHEREAS, EPN and certain of its Subsidiaries created a Lien on and security interest in the Collateral to secure the Clawback Obligation which ranks pari passu with the Liens on and security interests in the Collateral securing the EPN Loan Obligations;

         WHEREAS, the Collateral Agent, the EPN Administrative Agent, the EPNHC Administrative Agent and the Marco Polo Administrative Agent entered into that certain Intercreditor Agreement dated as of October 9, 2002 (the "Prior Intercreditor Agreement"), to evidence the relative rights of the EPN Lenders, the EPNHC Lenders and the Marco Polo Lenders in the Collateral;

         WHEREAS, EPEPC, EPNHC, EPNHC's limited and general partners, and certain of EPNHC's Subsidiaries have guaranteed the EPN Loan Obligations and have secured those guarantee obligations with their assets that constitute Collateral;

         WHEREAS, EPEPC, EPNHC, EPNHC's limited and general partners, and certain of EPNHC's Subsidiaries have guaranteed the Senior Secured Acquisition Term Loan Obligations and have secured those guarantee obligations with their assets that constitute Collateral;

         WHEREAS, EPN, the Co-Borrower, EPEPC and the Subsidiaries of EPN that are Restricted Subsidiaries (other than EPNHC) have guaranteed the EPNHC Loan Obligations and have secured those guarantee obligations with their assets that constitute Collateral;

         WHEREAS, the EPN Lenders, the EPNHC Lenders, the Senior Secured Acquisition Term Loan Lenders and the EPN Group Loan Parties are willing to permit the Collateral to secure the Clawback Obligation on a pari passu basis with the EPN Loan Obligations, the EPNHC Loan Obligations and the Senior Secured Acquisition Term Loan Obligations, on the terms set forth herein;

         WHEREAS, the EPN Administrative Agent, the EPNHC Administrative Agent and the Marco Polo Administrative Agent are willing to amend and restate the Prior Intercreditor Agreement on the terms set forth herein;

         WHEREAS, the Collateral Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent and the Marco Polo Administrative Agent, pursuant to the authority granted to each of them in their respective credit agreements, are willing to enter into this agreement to evidence the relative rights of the EPN Lenders, the EPNHC Lenders, the Senior Secured Acquisition Term Loan Lenders and the Marco Polo Lenders in the Collateral; and

         WHEREAS, the parties hereto desire to set forth their relative rights in respect of the Collateral and the security interests granted therein;

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

         1. DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the EPN Credit Agreement and used herein shall have the meanings given to them in the EPN Credit Agreement and if such terms are not otherwise defined herein or in the EPN Credit Agreement,

                                  Exhibit K-2
but are defined in the EPNHC Credit Agreement, such terms that are used herein shall have the meanings given to them in the EPNHC Credit Agreement.

                  (b) The following terms shall have the following meanings:

         "Acceleration" (and with correlative meaning, "Accelerate"): shall mean either (i) the maturity of the EPN Group Loans under any of the EPN Credit Agreement, the EPNHC Credit Agreement or the Senior Secured Acquisition Term Loan Credit Agreement, as applicable, by reason of their stated maturity date or
(ii) the acceleration (after the occurrence of an Event of Default) of the due date for payment of the principal amount then outstanding and of accrued interest on the EPN Group Loans under and as defined in any of the EPN Credit Agreement, the EPNHC Credit Agreement or the Senior Secured Acquisition Term Loan Credit Agreement, as applicable, automatically or by reason of a declaration or demand.

         "Additional Vote Credit Agreement": shall have the meaning set forth in
Section 3(b).

         "Agents": collectively, the EPN Group Administrative Agents and the Marco Polo Administrative Agent.

         "Agreement": this Intercreditor Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

         "Clawback Obligation": as set forth in Section 1 of the EPN Sponsor Agreement, the obligation of EPN and its Subsidiaries, upon certain circumstances, to pay to the Marco Polo Lenders an amount equal to the lesser of
(a) $22,500,000 and (b) any distributions received by EPN or its Subsidiaries, including without limitation, Delos Offshore Company, L.L.C., from Deepwater Gateway, whether such obligation is contingent or matured and irrespective of whether EPN itself has actually received the proceeds of any such distributions.

         "Collateral": the collective reference to the collateral from time to time pledged pursuant to the EPN Group Security Documents by any EPN Group Loan Party, whether such collateral is in existence on the date hereof or is hereafter acquired or created.

         "Collateral Agent": JPMorgan and any of its successors and assigns at any time acting as collateral agent under the EPN Group Security Documents pursuant to appointment under the EPN Credit Agreement, the EPNHC Credit Agreement and the Senior Secured Acquisition Term Loan Credit Agreement.

         "EPN Administrative Agent": JPMorgan and any of its successors and assigns at any time acting as administrative agent or lead agent under the EPN Credit Agreement.

         "EPN Credit Agreement": the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 9, 2002, among EPN, the Co-Borrower, the lenders parties thereto from time to time, the Syndication Agent, Documentation Agent and Collateral Agent parties thereto and JPMorgan, as Administrative Agent, as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement, dated as of November 21, 2002, and as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and

                                  Exhibit K-3
restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether provided by the original agents and lenders under such Credit Agreement or successor agents or other lenders).

         "EPN Group Administrative Agents": collectively, the EPN Administrative Agent, the EPNHC Administrative Agent and the Senior Secured Acquisition Term Loan Administrative Agent.

         "EPN Group Credit Agreements": collectively, the EPN Credit Agreement, the EPNHC Credit Agreement and the Senior Secured Acquisition Term Loan Credit Agreement.

         "EPN Group Guarantees": collectively, the "Guarantees" as defined in the EPN Credit Agreement, the "Guarantees" as defined in the EPNHC Credit Agreement and the "Guarantees" as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

         "EPN Group Lenders": collectively, the EPN Lenders, the EPNHC Lenders and the Senior Secured Acquisition Term Loan Lenders.

         "EPN Group Loan Party": The Co-Borrower, EPN, its Subsidiaries, the Person then acting as general partner of EPN and the Persons which own any equity interests in the general partner of EPN and any other Person which has granted a lien on or security interest in any of its property to secure the EPN Loan Obligations, the EPNHC Loan Obligations and the Senior Secured Acquisition Term Loan Obligations.

         "EPN Group Loans": collectively, the "Loans" as defined in the EPN Credit Agreement, the "Loans" as defined in the EPNHC Credit Agreement and the "Loans" as defined in the Senior Secured Acquisition Term Loan Credit Agreement.

         "EPN Group Security Documents": collectively, the security agreements, pledge agreements, mortgages and other collateral documents executed by any EPN Group Loan Party, which create Liens on or security interests in property to secure the EPN Loan Obligations, the EPNHC Loan Obligations and the Senior Secured Acquisition Term Loan Obligations or any guarantee thereof.

         "EPN Lenders": the lenders from time to time party to the EPN Credit Agreement.

         "EPN Loan Documents": the collective reference to the EPN Credit Agreement, the EPN Group Security Documents, any guarantees of the EPN Credit Agreement, any notes delivered pursuant thereto and all other documents that from time to time evidence the EPN Loan Obligations or secure or support payment or performance thereof or of any guarantee thereof, including interest rate hedging agreements, commodity price hedging agreements and other hedging agreements of any type.

         "EPN Loan Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the loans made under the EPN Credit Agreement and reimbursement obligations in respect of letters of credit issued under the EPN Credit Agreement and interest accruing after the filing of any petition in bankruptcy, or the commencement of any

                                  Exhibit K-4
insolvency, reorganization or like proceeding, relating to EPN, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) such loans and all other obligations and liabilities of EPN and the other EPN Group Loan Parties to the EPN Administrative Agent or to any EPN Lender (or, in the case of Hedge Agreements, any Affiliate of any EPN Lender), whether direct or indirect (including guarantees), absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any EPN Loan Document, any letters of credit issued under the EPN Credit Agreement, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the EPN Administrative Agent or to any EPN Lender that are required to be paid by EPN pursuant thereto) or otherwise.

         "EPN Sponsor Agreement": the Sponsor Agreement (El Paso Energy Partners, L.P.) dated as of August 15, 2002 and executed by EPN in favor of the Marco Polo Administrative Agent for the benefit of the Marco Polo Lenders.

         "EPNHC Administrative Agent": JPMorgan and any of its successors and assigns at any time acting as administrative agent or lead agent under the EPNHC Credit Agreement.

         "EPNHC Credit Agreement": the Amended and Restated Credit Agreement, dated as of April 8, 2002, as amended and restated through October 9, 2002, among EPNHC, the lenders parties thereto from time to time, the co-syndication agents and co-documentation agent parties thereto and JPMorgan, as Administrative Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of November 21, 2002, and as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether provided by the original agents and lenders under such Credit Agreement or successor agents or other lenders).

         "EPNHC Lenders": the lenders from time to time party to the EPNHC Credit Agreement.

         "EPNHC Loan Documents": the collective reference to the EPN Credit Agreement, the EPN Group Security Documents, any guarantees of the EPNHC Credit Agreement, any notes delivered pursuant thereto and all other documents that from time to time evidence the EPNHC Loan Obligations or secure or support payment or performance thereof or of any guarantee thereof, including interest rate hedging agreements, commodity price hedging agreements and other hedging agreements of any type.

         "EPNHC Loan Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the loans made under the EPNHC Credit Agreement and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPNHC, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) such loans and all other obligations and liabilities of EPNHC and the other applicable EPN Group Loan Parties to the EPNHC Administrative Agent or to any EPNHC Lender (or, in the case of Hedge Agreements, any

                                  Exhibit K-5

Affiliate of any EPNHC Lender), whether direct or indirect (including guarantees), absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any EPNHC Loan Document, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the EPNHC Administrative Agent or to any EPNHC Lender that are required to be paid by EPN or EPNHC pursuant thereto) or otherwise.

         "Initial Vote Credit Agreement": shall have the meaning set forth in
Section 3(b).

         "JPMorgan": JPMorgan Chase Bank.

         "Lenders": the collective reference to the EPN Lenders, the EPNHC Lenders, the Senior Secured Acquisition Term Loan Lenders and the Marco Polo Lenders.

         "Marco Polo Administrative Agent": JPMorgan and any of its successors and assigns at any time acting in its capacity as administrative agent or lead agent under the Marco Polo Credit Agreement.

         "Marco Polo Bank Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the loans made under the Marco Polo Credit Agreement and reimbursement obligations in respect of letters of credit issued under the Marco Polo Credit Agreement and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Deepwater Gateway, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) such loans and all other obligations and liabilities of Deepwater Gateway and the other Marco Polo Loan Parties to the Marco Polo Administrative Agent or to any Marco Polo Lender, whether direct or indirect (including guarantees), absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any Marco Polo Loan Document, any letters of credit issued under the Marco Polo Credit Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Marco Polo Administrative Agent or to any Marco Polo Lender that are required to be paid by Deepwater Gateway pursuant thereto) or otherwise

         "Marco Polo Credit Agreement": the Credit Agreement, dated as of August 15, 2002, among Deepwater Gateway, the lenders parties thereto from time to time, and JPMorgan, as Administrative Agent, as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether provided by the original agents and lenders under such Credit Agreement or successor agents or other lenders).

         "Marco Polo Lenders": the lenders from time to time party to the Marco Polo Credit Agreement.

                                  Exhibit K-6

         "Marco Polo Loan Documents": the collective reference to the Marco Polo Credit Agreement, any security agreements, pledge agreements, mortgages, other collateral security agreements and guarantee agreements delivered pursuant thereto and any other documents or instruments that from time to time evidence the Marco Polo Bank Obligations or secure or support payment or performance thereof.

         "Responsible Officer": the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer or any vice president of an EPN Group Loan Party.

         "Senior Secured Acquisition Term Loan Administrative Agent": JPMorgan and any of its successors and assigns at any time acting as administrative agent or lead agent under the Senior Secured Acquisition Term Loan Credit Agreement.

         "Senior Secured Acquisition Term Loan Credit Agreement": the Credit Agreement, dated as of November 27, 2002, among EPN, the Co-Borrower, the lenders parties thereto from time to time, the syndication agent and co-documentation agents parties thereto and JPMorgan, as Administrative Agent, as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether provided by the original agents and lenders under such Credit Agreement or successor agents or other lenders).

         "Senior Secured Acquisition Term Loan Lenders": the lenders from time to time party to the Senior Secured Acquisition Term Loan Credit Agreement.

         "Senior Secured Acquisition Term Loan Documents": the collective reference to the Senior Secured Acquisition Term Loan Credit Agreement, the EPN Group Security Documents, any guarantees of the Senior Secured Acquisition Term Loan Credit Agreement, any notes delivered pursuant thereto and all other documents that from time to time evidence the Senior Secured Acquisition Term Loan Obligations or secure or support payment or performance thereof or of any guarantee thereof, including interest rate hedging agreements, commodity price hedging agreements and other hedging agreements of any type.

         "Senior Secured Acquisition Term Loan Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the loans made under the Senior Secured Acquisition Term Loan Credit Agreement and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to EPN, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) such loans and all other obligations and liabilities of EPN and the other applicable EPN Group Loan Parties to the Senior Secured Acquisition Term Loan Administrative Agent or to any Senior Secured Acquisition Term Loan Lender (or, in the case of Hedge Agreements, any Affiliate of any Senior Secured Acquisition Term Loan Lender), whether direct or indirect (including guarantees), absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any Senior Secured Acquisition Term Loan Document, or any other document made, delivered or

                                  Exhibit K-7
given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Senior Secured Acquisition Term Loan Administrative Agent or to any Senior Secured Acquisition Term Loan Lender that are required to be paid by EPN pursuant thereto) or otherwise.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. ACKNOWLEDGEMENT OF COLLATERAL AGENT. The Collateral Agent acknowledges and agrees that, in acting as Collateral Agent under the EPN Group Credit Agreements and the EPN Group Security Documents, it also acts as collateral agent on the terms set forth herein for the benefit of the Marco Polo Lenders in order to perfect their liens on and security interests in the Collateral.

         3. COORDINATED ADMINISTRATION AND COMBINED VOTING. (a) The EPN Group Administrative Agents, the EPN Group Lenders, and the Issuing Banks hereby acknowledge and agree to the appointment of JPMorgan as "Collateral Agent" pursuant to Section 12.1 of each of the EPN Group Credit Agreements to act on behalf of the EPN Group Lenders. If at any time JPMorgan resigns or is replaced as the Collateral Agent, then the Required EPN Group Lenders shall select a replacement "collateral agent" hereunder in accordance with the procedures provided in the EPN Group Credit Agreements for replacement of the "Collateral Agent", subject to the approval of EPN or EPNHC as set forth therein.

                  (b) Notwithstanding anything to the contrary provided in the EPN Group Credit Agreements:

                           (i) If the EPN Lenders under the EPN Credit Agreement, the EPNHC Lenders under the EPNHC Credit Agreement, or the Senior Secured Acquisition Term Loan Lenders under the Senior Secured Acquisition Term Loan Credit Agreement have the right to Accelerate or exercise any other remedies, then the EPN Group Lenders under the other EPN Group Credit Agreements shall have the same right.

                           (ii) If any decision, determination, instruction, action, consent, waiver or amendment is made by the "Required Lenders" (as defined in each EPN Group Credit Agreement) with respect to any of the EPN Group Credit Agreements (the "Initial Vote Credit Agreement") and if a corresponding or substantially similar decision, determination, instruction, action, consent, waiver or amendment is voted on by the EPN Group Lenders under either or both of the other EPN Group Credit Agreements (each, the "Additional Vote Credit Agreement"), then each EPN Group Lender that is a Lender under both the Initial Vote Credit Agreement

                                   Exhibit K-8
                  and any Additional Vote Credit Agreement agrees to vote consistently as an EPN Group Lender under the Initial Vote Credit Agreement, each such Additional Vote Credit Agreement and hereunder. By way of example, if any EPN Group Lender votes to Accelerate the EPN Loans under the EPN Credit Agreement, such EPN Group Lender agrees to vote to Accelerate the EPNHC Loans hereunder and under the EPNHC Credit Agreement if it is a party to such vote, and agrees to vote to Accelerate the Senior Secured Acquisition Term Loans hereunder and under the Senior Secured Acquisition Term Loan Credit Agreement if it is a party to such vote.

                  (c) When a vote of the EPN Group Lenders is required pursuant to this Agreement or any EPN Group Credit Agreement, the EPN Administrative Agent shall ascertain the votes of the EPN Lenders, the EPNHC Administrative Agent shall ascertain the votes of the EPNHC Lenders and the Senior Secured Acquisition Term Loan Administrative Agent shall ascertain the votes of the Senior Secured Acquisition Term Loan Lenders. Each of the EPN Group Administrative Agents agrees with the other EPN Group Administrative Agents that it will promptly provide such information regarding such votes to the other EPN Group Administrative Agents. The EPN Group Administrative Agents shall then compile the votes of the EPN Lenders, the EPNHC Lenders and the Senior Secured Acquisition Term Loan Lenders to determine whether the vote of the EPN Group Lenders constitutes the Required EPN Group Lenders.

                  (d) Notwithstanding any other provision of this Agreement, to the extent not inconsistent with the terms and provisions of the EPN Group Credit Agreements and EPN Group Security Documents, any EPN Group Administrative Agent or any EPN Group Lender may, without instruction from its EPN Group Administrative Agent or the EPN Group Lenders under the other EPN Group Credit Agreements (but in no event shall be required to), take action permitted by applicable law to preserve its rights and security including but not limited to curing any default or alleged default under any contract entered into by EPN or EPNHC, as applicable, paying any tax, fee, or expense on behalf of EPN or EPNHC, as applicable, and paying insurance premiums on behalf of EPN or EPNHC, as applicable and each EPN Group Lender taking any such action shall notify each of the EPN Group Administrative Agents and the Collateral Agent of the action so taken.

                  (e) Each EPN Group Administrative Agent agrees with the other EPN Group Administrative Agents and the Collateral Agent that:

                           (i) to the extent available, it will from time to time promptly provide such information to the other EPN Group Administrative Agents and the Collateral Agent as may be reasonably necessary to enable the other EPN Group Administrative Agents or the Collateral Agent to make any calculation referred to in or necessary to implement this
                  Section 3 or otherwise reasonably required by the other EPN Group Administrative Agents and the Collateral Agent for any other purpose hereof; and

                           (ii) to the extent reasonably possible, it will from time to time consult with the other EPN Group Administrative Agents and the Collateral Agent in

                                  Exhibit K-9
                  good faith regarding the enforcement of its and each EPN Group Lender's rights and remedies under its EPN Group Credit Agreement with a view to recovering amounts due under the EPN Group Credit Agreements in an effective and cost-efficient manner.

                  4. RIGHTS IN COLLATERAL. (a) Notwithstanding anything to the contrary contained in any EPN Loan Document, any EPNHC Loan Document, any Senior Secured Acquisition Term Loan Document or any Marco Polo Loan Document and irrespective of the time, order or method of attachment or perfection of the security interests created by the EPN Loan Documents, the EPNHC Loan Documents or the Marco Polo Loan Documents, anything contained in any filing or agreement to which the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Administrative Agent, the Collateral Agent, any EPN Lender, any EPNHC Lender, any Senior Secured Acquisition Term Loan Lender or any Marco Polo Lender now or hereafter may be a party and the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in the Collateral secures the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and the Clawback Obligation on a pari passu basis.

                  (b) So long as the EPN Loan Obligations have not been paid in full and the commitments under the EPN Credit Agreement have not been terminated, the EPNHC Loan Obligations have not been paid in full and the Senior Secured Acquisition Term Loan Obligations have not been paid in full, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against EPN, EPNHC, or any other EPN Group Loan Party, (i) the Marco Polo Administrative Agent and the Marco Polo Lenders will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure, (C) contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent or any other exercise by the Collateral Agent of any rights and remedies relating to the Collateral under any EPN Group Security Documents or (D) object to the forbearance by the Collateral Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, and (ii) the Collateral Agent shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral.

                  (c) In exercising rights and remedies with respect to the Collateral on behalf of the Lenders, the Collateral Agent may enforce the provisions of the EPN Group Security Documents and exercise remedies thereunder, all in such order and in such manner as the Collateral Agent may determine in the exercise of its sole business judgment in accordance with the provisions of this Section 4. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition, to exercise rights and powers as a holder of the shares of stock, limited liability company or partnership interests, other equity interests and other property included in the Collateral under the EPN Group Security Documents or otherwise and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

                                  Exhibit K-10

                  (d) Any money, property or securities realized upon the sale, disposition or other realization by the Collateral Agent upon all or any part of the Collateral and any money, property or securities received by the Collateral Agent from any other Person in respect of the Collateral, shall be applied by the Collateral Agent in the following order:

                           (i) First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Collateral Agent in connection with such realization on the Collateral or the protection of the Lenders' rights and interests therein;

                           (ii) Second, to the payment (or collateralization of payment, if such obligations are not yet matured or are evidenced by unexpired, undrawn letters of credit) in full of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and the Clawback Obligation on a pro rata basis based on the respective aggregate amounts thereof; and

                           (iii) Third, to pay to the EPN Group Loan Parties or their respective representatives or as a court of competent jurisdiction may direct, any surplus then remaining.

                  (e) The Collateral Agent's rights with respect to the Collateral include the right to release any or all of the Collateral from the Lien granted or created under the EPN Group Security Documents in connection with the sale of such Collateral, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any EPN Loan Obligations, EPNHC Loan Obligation, Senior Secured Acquisition Term Loan Obligation or Clawback Obligation. In addition, the Collateral Agent and the Required EPN Group Lenders may release Collateral and may fail to perfect any security interest in any Collateral and may agree to any exchange of Collateral for property not constituting Collateral, all without liability to the Marco Polo Lenders. Upon any sale by the Collateral Agent of Collateral, the Lien and security interest created pursuant to the EPN Group Security Documents in such Collateral shall be automatically released. The Marco Polo Administrative Agent, for itself and on behalf of the Marco Polo Lenders, hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Marco Polo Lenders and in the name of the Marco Polo Lenders or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion or as directed by the Required EPN Group Lenders, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release. The Marco Polo Administrative Agent and the Marco Polo Lenders hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph.

                  (f) In the event that all of the EPN Loan Obligations have been paid in full and the commitments under the EPN Credit Agreement have been terminated, the EPNHC Loan Obligations have been paid in full and the Senior Secured Acquisition Term Loan Obligations have been paid in full, and at such time the Clawback Obligation is still outstanding, (i) the

                                  Exhibit K-11

Marco Polo Administrative Agent shall have the right to direct the Collateral Agent to enforce the provisions of the EPN Group Security Documents and exercise remedies thereunder; (ii) if at such time the Collateral has been sold or otherwise disposed of and the Collateral Agent, on the one hand, or Marco Polo Administrative Agent or any Marco Polo Lender, on the other, holds cash proceeds remaining after application as set forth in clauses (d)(i) and (ii) above, the Persons holding such cash proceeds shall turn over such remaining proceeds to the Marco Polo Administrative Agent, to satisfy any remaining Clawback Obligation, and then any such remaining proceeds shall be turned over to the EPN Group Loan Parties for application as set forth in clause (d)(iii) above; and
(iii) the Collateral Agent shall continue to act as collateral agent for the Marco Polo Lenders, provided, that the Collateral Agent may elect in lieu thereof to assign and transfer its rights as collateral agent for the benefit of the Marco Polo Lenders to the Marco Polo Administrative Agent.

                  (g) The arrangements contemplated by this Agreement shall apply notwithstanding any Event of Default (as defined in each of the EPN Group Credit Agreements) or any Acceleration under an EPN Group Credit Agreement or demand under any of the EPN Group Guarantees; the date of execution, delivery, attachment, perfection or registration of any EPN Group Security Document (or lack of any thereof), the exercise of any right of setoff; the priority of any EPN Group Security Document; the date of advance of any funds; the date of creation, perfection or determination of any charges or security interests; the date of appointment of any receiver or receiver-manager or bankruptcy trustee or of taking any other enforcement proceedings; the date of obtaining any judgment; the date of notification in respect of any account receivable; any provision of applicable law or requirement of any Governmental Authority; any defense, claim or any right not provided under this Agreement; or the terms of any agreement between any Lender or EPN Group Loan Party under any other document or instrument between or among such parties, whether or not a bankruptcy, receivership or insolvency proceedings shall at any time have been commenced.

                  (h) The Collateral Agent shall make all payments and distributions under this Section 4: (i) on account of the EPN Loan Obligations to the EPN Administrative Agent for distribution in accordance with the terms and provisions of the EPN Credit Agreement; (ii) on account of the EPNHC Loan Obligations to the EPNHC Administrative Agent for distribution in accordance with the terms and provisions of the EPNHC Credit Agreement; (iii) on account of the Senior Secured Acquisition Term Loan Obligations to the Senior Secured Acquisition Term Loan Administrative Agent for distribution in accordance with the terms and provisions of the Senior Secured Acquisition Term Loan Credit Agreement; and (iv) on account of the Clawback Obligation to the Marco Polo Administrative Agent for distribution in accordance with the terms and provisions of the EPN Sponsor Agreement and the Marco Polo Credit Agreement.

                  (i) Each of the Lenders and the Agents acknowledges and agrees that it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral.

                  (j) If any Lender or Agent acquires custody, control or possession of any Collateral or any proceeds thereof, other than pursuant to the terms of this Agreement, such Lender or Agent shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent or, if the Collateral Agent shall so

                                  Exhibit K-12
designate, an agent of the Collateral Agent (which agent may be an Affiliate of the Collateral Agent or any Lender) in the same form of payment or property received, with appropriate endorsements, for distribution in accordance with the provisions of Section 4(d). Until such time as such Collateral or proceeds have been delivered in accordance with the preceding sentence, each such Lender or Agent shall hold such Collateral and proceeds in trust for the Collateral Agent.

                  (k) If any Lender or Agent exercises any right of set-off, banker's lien or similar right with respect to any Collateral for payment of any of the EPN Loan Obligations, EPNHC Loan Obligations, Senior Secured Acquisition Term Loan Obligations or Clawback Obligation, the amounts so set off shall constitute Collateral for purposes of this Agreement, and such Lender or Agent shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Collateral Agent as provided in
Section 4(j) above. Until such time as such Collateral or proceeds have been delivered in accordance with the Section 4(j) above, each such Lender or Agent shall hold such Collateral and proceeds in trust for the Collateral Agent.

                  (l) If, after the occurrence and during the continuance of a Default or Event of Default (as each is defined in each of the EPN Group Credit Agreements and the Marco Polo Credit Agreement), the EPN Lenders, the EPNHC Lenders, the Senior Secured Acquisition Term Loan Lenders, the Marco Polo Lenders, any of the EPN Group Administrative Agents or the Marco Polo Administrative Agent (the receiving parties, the "benefited Lenders", the non-receiving parties, the "non-benefited Lenders") shall at any time receive by set-off any payment of all or part of any of the EPN Group Loans or Loans (as defined in the Marco Polo Credit Agreement) owing to them or it, or interest thereon, or receive any collateral in respect thereof, in a greater proportion than any such payment to or collateral received by the non-benefited Lenders, if any, in respect of such non-benefited Lenders EPN Group Loans or Loans (as the latter is defined in the Marco Polo Credit Agreement) of the same type owing to it, as the case may be, or interest thereon, the benefited Lenders shall purchase for cash from the non-benefited Lenders a participating interest in such portion of each such non-benefited Lender's Loan owing to it, or shall provide such non-benefited Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the non-benefited Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. After the occurrence and during the continuance of a Default or Event of Default (as each is defined in each of the EPN Group Credit Agreements and the Marco Polo Credit Agreement), in the event of any conflict between this Section 4(l), on the one hand, and Section 11.7 of each of the EPN Group Credit Agreements and Section
9.08 of the Marco Polo Credit Agreement, on the other hand, this Section 4(l) shall govern.

                  (m) No holder of any of the EPN Loan Obligations, EPNHC Loan Obligations, Senior Secured Acquisition Term Loan Obligations or Clawback Obligation may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the EPN Group Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement or in the EPN Group Security Documents. The Collateral

                                  Exhibit K-13

Agent shall have no duty to, and each Lender hereby waives any and all right to require the Collateral Agent to, marshal any assets of the EPN Group Loan Parties or otherwise take any action with respect to marshaling.

         5. EFFECT OF COVENANTS IN MARCO POLO DOCUMENTS. The Marco Polo Administrative Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Marco Polo Loan Document shall be deemed to restrict in any way the rights and remedies of the Collateral Agent with respect to the Collateral as set forth in this Agreement and the EPN Group Security Documents.

         6. OBLIGATIONS UNCONDITIONAL. All rights and interests of the parties hereunder, and all agreements and obligations of the parties hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any EPN Loan Documents, any EPNHC Loan Documents, any Senior Secured Acquisition Term Loan Documents or any Marco Polo Loan Documents;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations, the Clawback Obligation or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any EPN Loan Document, any EPNHC Loan Document, any Senior Secured Acquisition Term Loan Document or any Marco Polo Loan Document; provided, however, that the aggregate Clawback Obligation shall not in any event exceed $22,500,000;

                  (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or the Clawback Obligation;

                  (d) the commencement of any bankruptcy or similar proceeding in respect of EPN, EPNHC or any other EPN Group Loan Party; or

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any EPN Group Loan Party in respect of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or the Clawback Obligation.

         7. WAIVER OF CLAIMS AND INDEMNIFICATION. (a) To the maximum extent permitted by law, the Marco Polo Administrative Agent and the Marco Polo Lenders waive any claim any of them might have against the Collateral Agent, the EPN Group Administrative Agents or the EPN Group Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent, the EPN Group Administrative Agents, the EPN Group Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the EPN Loan Documents, the EPNHC Loan Documents, the Senior Secured Acquisition Term Loan Documents or any transaction relating to the Collateral. Neither the Collateral Agent, the EPN

                                  Exhibit K-14

Administrative Agent, EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent or any EPN Group Lender nor any of their respective directors, officers, employees or agents shall be liable to the Marco Polo Administrative Agent or the Marco Polo Lenders for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Marco Polo Administrative Agent or the Marco Polo Lenders or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  (b) Without limiting the indemnity obligations of the EPN Group Lenders under the EPN Loan Documents, the EPNHC Loan Documents, the Senior Secured Acquisition Term Loan Documents and the Marco Polo Lenders under the Marco Polo Loan Documents, the Lenders, each of the EPN Group Administrative Agents and the Marco Polo Administrative Agent agree to indemnify the Collateral Agent in its capacity as collateral agent under this Agreement and the EPN Group Security Documents (to the extent not reimbursed by the EPN Group Loan Parties and without limiting the obligation of the EPN Group Loan Parties to do so), ratably according to their respective interests in the aggregate of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and the Clawback Obligation in effect on the date on which indemnification is sought under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and Marco Polo Bank Obligations) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Collateral or any EPN Group Security Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and the Marco Polo Bank Obligations.

                  (c) No Marco Polo Lender shall be entitled to the benefits of this Agreement, any EPN Group Security Document or to the collateral security provided by the Collateral unless such Marco Polo Lender has agreed in writing to be bound by the provisions of this Agreement.

                  (d) Each Marco Polo Lender and the Marco Polo Administrative Agent agree, that, with respect to the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations, any and all guaranties thereof and any and all Collateral, the EPN Group Loan Parties, the EPN Group Lenders, the EPN Group Administrative Agents and the Collateral Agent may agree to (i) increase the amount of the EPN Loan Obligations, the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or otherwise modify or waive the terms of any of the EPN Loan Documents, the EPNHC Loan Documents or the Senior Secured Acquisition Term Loan Documents or (ii) grant extensions of the time of payment or performance of and make compromise in respect of the

                                  Exhibit K-15

EPN Loan Obligations, the EPNHC Loan Obligations or the Senior Secured Acquisition Term Loan Obligations, including, without limitation, releases of guaranties or Collateral and settlements with the EPN Group Loan Parties and all other Persons, in the case of either clause (i) or (ii) above, without the consent of any Marco Polo Lender or the Marco Polo Administrative Agent and without affecting the agreements of each Marco Polo Lender and the Marco Polo Administrative Agent as contained in this Agreement.

                  (e) Each EPNHC Lender and the EPNHC Administrative Agent agree, that, with respect to the EPN Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and the Clawback Obligation, any and all guaranties thereof and any and all Collateral, the EPN Group Loan Parties, the EPN Lenders, the EPN Administrative Agent, the Senior Secured Acquisition Term Loan Lenders, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Lenders, the Marco Polo Administrative Agent and the Collateral Agent may agree to (i) increase the amount of the EPN Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or the Clawback Obligation or otherwise modify or waive the terms of any of the EPN Loan Documents, the Senior Secured Acquisition Term Loan Documents, or the Marco Polo Loan Documents or
(ii) grant extensions of the time of payment or performance of and make compromise in respect of the EPN Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or the Clawback Obligation, as applicable, including, without limitation, releases of guaranties or (subject to Section 9) Collateral and settlements with the EPN Group Loan Parties and all other Persons, in the case of either clause (i) or (ii) above, without the consent of any EPNHC Lender or the EPNHC Administrative Agent, except to the extent otherwise required under the EPNHC Credit Agreement, and without affecting the agreements of each EPNHC Lender and the EPNHC Administrative Agent as contained in this Agreement.

                  (f) Each EPN Lender and the EPN Administrative Agent agree, that, with respect to the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations and the Clawback Obligation, any and all guaranties thereof and any and all Collateral, the EPN Group Loan Parties, the EPNHC Lenders, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Lenders, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Lenders, the Marco Polo Administrative Agent and the Collateral Agent may agree to (i) increase the amount of the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or the Clawback Obligation or otherwise modify or waive the terms of any of the EPNHC Loan Documents, the Senior Secured Acquisition Term Loan Documents or the Marco Polo Loan Documents or (ii) grant extensions of the time of payment or performance of and make compromise in respect of the EPNHC Loan Obligations, the Senior Secured Acquisition Term Loan Obligations or the Clawback Obligation, as applicable, including, without limitation, releases of guaranties or (subject to Section 9) Collateral and settlements with the EPN Group Loan Parties and all other Persons, in the case of either clause (i) or (ii) above, without the consent of any EPN Lender or the EPN Administrative Agent, except to the extent otherwise required under the EPN Credit Agreement, and without affecting the agreements of each EPN Lender and the EPN Administrative Agent as contained in this Agreement.

                  (g) Each Senior Secured Acquisition Term Loan Lender and the Senior Secured Acquisition Term Loan Administrative Agent agree, that, with respect to the EPN Loan

                                  Exhibit K-16

Obligations, the EPNHC Loan Obligations and the Clawback Obligation, any and all guaranties thereof and any and all Collateral, the EPN Group Loan Parties, the EPN Lenders, the EPN Administrative Agent, the EPNHC Lenders, the EPNHC Administrative Agent, the Marco Polo Lenders, the Marco Polo Administrative Agent and the Collateral Agent may agree to (i) increase the amount of the EPN Loan Obligations, the EPNHC Loan Obligations or the Clawback Obligation or otherwise modify or waive the terms of any of the EPN Loan Documents, the EPNHC Loan Documents or the Marco Polo Loan Documents or (ii) grant extensions of the time of payment or performance of and make compromise in respect of the EPN Loan Obligations, the EPNHC Loan Obligations or the Clawback Obligation, as applicable, including, without limitation, releases of guaranties or (subject to Section 9) Collateral and settlements with the EPN Group Loan Parties and all other Persons, in the case of either clause (i) or (ii) above, without the consent of any Senior Secured Acquisition Term Loan Lender or the Senior Secured Acquisition Term Loan Administrative Agent, except to the extent otherwise required under the Senior Secured Acquisition Term Loan Credit Agreement, and without affecting the agreements of each Senior Secured Acquisition Term Loan Lender and the Senior Secured Acquisition Term Loan Administrative Agent as contained in this Agreement.

         8. USE OF COLLATERAL PRIOR TO EVENTS OF DEFAULT. So long as no Event of Default (as defined in each of the EPN Group Credit Agreements) shall have occurred and be continuing, the EPN Group Loan Parties shall have the right as provided under the EPN Group Security Documents: (i) to remain in possession and retain exclusive control of the Collateral (other than Collateral for which the security interest granted therein is perfected solely by possession or control under the Uniform Commercial Code) with power to operate, manage, develop, use and enjoy the Collateral as permitted in the EPN Group Credit Agreements and to receive rents, issues, tolls, profits, royalties, revenues and other income thereof and (ii) subject to Section 9 below, to sell or otherwise dispose of, free and clear of any Lien and security interest created by the EPN Group Security Documents, any Collateral. The Collateral Agent shall have no duty to monitor the exercise by the EPN Group Loan Parties of their rights in the Collateral under the EPN Group Credit Agreements, the EPN Group Security Documents or this Agreement.

         9. RELEASES. (a) So long as no Event of Default (as defined in each of the EPN Group Credit Agreements) shall have occurred and be continuing, Collateral shall be released from the Lien and security interests created by the EPN Group Security Documents at any time or from time to time, (i) in connection with any sale or other disposition that is permitted by Section 8.6 of each of the EPN Group Credit Agreements, (ii) with the written consent of the Required EPN Group Lenders (or to the extent required by clause (iv) of the proviso to Section 11.1 of each of the EPN Group Credit Agreements, the EPN Lenders, the Senior Secured Acquisition Term Loan Lenders, or the EPNHC Lenders, as applicable), or (iii) in accordance with Section 19(b). No such permitted sales or other dispositions or other permitted releases of Collateral shall require any written or oral release or consent of the Collateral Agent. Nevertheless, any EPN Group Loan Party may request that the Collateral Agent execute and deliver to such EPN Group Loan Party or any permitted purchaser of Collateral, a written release or termination of the Collateral Agent's interest in any Collateral under the EPN Group Security Documents (including, without limitation, any termination statements to be filed pursuant to the Uniform Commercial Code). Such request shall be in writing signed by a Responsible Officer of such EPN Group Loan Party, shall describe the property to be released in reasonable detail and shall state that such release (x) is in accordance with
Section 8.6 of each of the EPN Group

                                  Exhibit K-17

Credit Agreements, or (y) has been consented to in writing by the Required EPN Group Lenders (or to the extent required by clause (iv) of the proviso to Section 11.1 of the EPN Group Credit Agreements, the EPN Lenders, the EPNHC Lenders or the Senior Secured Acquisition Term Loan Lenders, as applicable), a copy of which consent shall be attached.

                  (b)      If any Collateral which is being released pursuant to
Section 9 is in the possession of the Collateral Agent or one of its agents or nominees, the Collateral Agent or such agent or nominee shall release such Collateral to the relevant EPN Group Loan Party in connection with such sale or disposition upon (i) a written request signed by a Responsible Officer of such EPN Group Loan Party in the form of the request described in Section 9(a).

                  (c) The notices, statements, directions and certificates requested under this Section 9 shall be in full authority for and direction to the Collateral Agent to execute and deliver the releases and terminations referred to in this Section 9 and the Collateral Agent shall promptly do so. The Collateral Agent in so doing shall have no liability therefore to any Person.

         10. PROVISIONS DEFINING RELATIVE RIGHTS. This Agreement is intended solely for the purpose of defining the relative rights of the Collateral Agent, the EPN Administrative Agent, the EPN Lenders, the EPNHC Administrative Agent, the EPNHC Lenders, the Senior Secured Acquisition Term Loan Administrative Agent, the Senior Secured Acquisition Term Loan Lenders, the Marco Polo Administrative Agent and the Marco Polo Lenders, and, with respect to Sections 8 and 9 only, the EPN Group Loan Parties, and no other Person shall have any right, benefit or other interest under this Agreement.

         11. NOTICES AND COMMUNICATIONS. (a) All notices, requests and demands to or upon the Collateral Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent or the Marco Polo Administrative Agent to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the EPN Administrative Agent:               JPMorgan Chase Bank
                                                  270 Park Avenue
                                                  New York, New York 10017
                                                  Attention: Tonya Mitchell
                                                  Fax: 212-552-5777

If to the EPNHC Administrative Agent:             JPMorgan Chase Bank
                                                  270 Park Avenue
                                                  New York, New York 10017
                                                  Attention: Tonya Mitchell
                                                  Fax: 212-552-5777

                                  Exhibit K-18

If to the Senior Secured Acquisition Term
Loan Administrative Agent:                        JPMorgan Chase Bank
                                                  270 Park Avenue
                                                  New York, New York 10017
                                                  Attention: Tonya Mitchell
                                                  Fax: 212-552-5777

If to Marco Polo Administrative Agent             JPMorgan Chase Bank
                                                  270 Park Avenue
                                                  New York, New York 10017
                                                  Attention: Tonya Mitchell
                                                  Fax: 212-552-5777; and

If to the Collateral Agent:                       JPMorgan Chase Bank
                                                  270 Park Avenue
                                                  New York, New York 10017
                                                  Attention: Tonya Mitchell
                                                  Fax: 212-552-5777

The EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Administrative Agent and the Collateral Agent may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

                  (b) So long as JPMorgan is the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent and the Collateral Agent, any notice to any such Agent by any EPN Group Loan Party or by any EPN Group Lender to its respective EPN Group Administrative Agent shall constitute notice to the other such agents. If at any time JPMorgan is not the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent and the Collateral Agent, each such agent shall, without request, to the extent not delivered by EPN or EPNHC, promptly provide to the other such agents, for distribution to the EPN Group Lenders under the applicable EPN Group Credit Agreements (to the extent such EPN Group Lender would have received such notice if it were a party to the other EPN Group Credit Agreements), copies of any material notices or other communications and material information received or determinations made by them and, in particular, termination or reduction of Revolving Credit Commitments or Term Loan Commitments under the EPN Credit Agreement; execution and delivery of EPN Group Security Instruments; all financial statements or other reports provided by EPN or EPNHC; each certificate delivered pursuant to Section 7.2 of the EPN Group Credit Agreements; all calculations or material furnished by EPN or EPNHC or prepared by an EPN Group Administrative Agent with respect to covenants contained in any EPN Group Credit Agreement; and all actions or material steps contemplated or taken in proceedings, or payments received in respect of the EPN Loan Obligations, the EPNHC Loan Obligations or the Senior Secured Acquisition Term Loan Obligations, under the applicable EPN Group Credit Agreement during the existence of an Event of Default (as defined in such EPN Group Credit Agreement).

         12. COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed

                                  Exhibit K-19
to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with each of the EPN Group Administrative Agents and the Collateral Agent.

         13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. INTEGRATION. This Agreement represents the agreement of the Collateral Agent, EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises or representations by any of them relative to the subject matter hereof not reflected herein.

         15. AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Collateral Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Administrative Agent and EPN (without the need to obtain the consent of any other EPN Group Loan Party or Deepwater Gateway); provided, that each Agent shall have obtained the prior approval or consent of the "Required Lenders" under its respective credit agreement to enter into such waiver, amendment, supplement or modification .

         16. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon the successors and assigns of the Collateral Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent, the Marco Polo Administrative Agent and the Lenders, and shall inure to the benefit of the Collateral Agent, the EPN Administrative Agent, the EPNHC Administrative Agent, the Marco Polo Administrative Agent, the Senior Secured Acquisition Term Loan Administrative Agent and the Lenders and their successors and assigns.

                  (b) Upon a successor collateral agent becoming the collateral agent under the EPN Credit Agreement, the EPNHC Credit Agreement, and the Senior Secured Acquisition Term Loan Credit Agreement, such successor collateral agent automatically shall become the Collateral Agent hereunder with all the rights and powers of the Collateral Agent hereunder without the need for any further action on the part of any party hereto.

                  (c) Upon a successor agent becoming the administrative agent under the EPN Credit Agreement, such successor administrative agent automatically shall become the EPN Administrative Agent hereunder with all the rights and powers of the EPN Administrative Agent hereunder without the need for any further action on the part of any party hereto.

                  (d) Upon a successor agent becoming the administrative agent under the EPNHC Credit Agreement, such successor administrative agent automatically shall become the EPNHC Administrative Agent hereunder with all the rights and powers of the EPNHC

                                  Exhibit K-20

Administrative Agent hereunder without the need for any further action on the part of any party hereto.

                  (e) Upon a successor agent becoming the administrative agent under the Senior Secured Acquisition Term Loan Credit Agreement, such successor administrative agent automatically shall become the Senior Secured Acquisition Term Loan Administrative Agent hereunder with all the rights and powers of the Senior Secured Acquisition Term Loan Administrative Agent hereunder without the need for any further action on the part of any party hereto.

                  (f) Upon a successor agent becoming the administrative agent under the Marco Polo Credit Agreement, such successor administrative agent automatically shall become the Marco Administrative Agent hereunder with all the rights and powers of the Marco Polo Administrative Agent hereunder without the need for any further action on the part of any party hereto.

                  (g) Upon the request of the Collateral Agent from time to time, each of the EPN Group Administrative Agents, the Marco Polo Administrative Agent and each Lender shall confirm in writing its agreement to be bound by the provisions of this Agreement. None of the EPN Group Administrative Agents, Marco Polo Administrative Agent nor any Lender shall be entitled to the benefits of this Agreement if it refuses to confirm its indemnification obligations under
Section 7(b) following a request to do so by the Collateral Agent.

         17. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         18. JOINDER BY EPN AND EPNHC. Each of EPN and EPNHC hereby consents to the provisions of this Agreement, including without limitation the disclosure of information provided for herein and the sharing of payments provided for herein. Each of EPN and EPNHC agrees to do all things and take all such actions as are within its power and which are reasonably necessary to give effect to the provisions of this Agreement.

         19.      TERMINATION.  (a) Upon receipt by the Collateral Agent from
(i) each of the EPN Group Administrative Agents of a written notice stating that all of the EPN Loan Obligations outstanding under the EPN Loan Documents, all of the EPNHC Loan Obligations outstanding under the EPNHC Loan Documents, and all of the Senior Secured Acquisition Term Loan Obligations under the Senior Secured Acquisition Term Loan Documents, respectively, have been satisfied and repaid in full and (ii) the Marco Polo Administrative Agent that the Clawback Obligation is no longer outstanding, then the Liens and security interests created by the EPN Group Security Documents shall terminate forthwith and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the EPN Group Loan Parties and their respective successors and assigns.

                  (b) Upon the termination of the Collateral Agent's Liens and security interests in, and the release of, the Collateral in accordance with
Section 19(a), the Collateral Agent will promptly, at any EPN Group Loan Party's written request and expense, (i) execute and deliver to such EPN Group Loan Party such documents as such EPN Group Loan Party shall reasonably

                                  Exhibit K-21
request to evidence the termination of such Liens or security interests or the release of the Collateral and (ii) deliver or cause to be delivered to the EPN Group Loan Parties all property of the EPN Group Loan Parties then held by the Collateral Agent or any agent or nominee thereof as Collateral.

                  (c) This Agreement shall terminate when the Liens and security interests under the EPN Group Security Documents have terminated and the Collateral has been released; provided, however, that the provisions of
Section 7 (Waiver of Claims and Indemnification) shall not be affected by any such termination.

                                  Exhibit K-22

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                      JPMORGAN CHASE BANK,
                      as Collateral Agent

                      By:      _________________________________________________
                               Title:

                      JPMORGAN CHASE BANK,
                               as EPN Administrative Agent

                      By:      _________________________________________________
                               Title:

                      JPMORGAN CHASE BANK,
                               as EPNHC Administrative Agent

                      By:      _________________________________________________
                               Title:

                      JPMORGAN CHASE BANK,
                               as Senior Secured Acquisition Term Loan
                               Administrative Agent

                      By:      _________________________________________________
                               Title:

                      JPMORGAN CHASE BANK,
                               as Marco Polo Administrative Agent

                      By:      _________________________________________________
                               Title:

                           Exhibit K Signature Page-1

ACKNOWLEDGED AND AGREED:

     EL PASO ENERGY PARTNERS, L.P.

By:  _________________________________________________
     Name:
     Title:

     EPN HOLDING COMPANY, L.P.

     By: EPN GP Holding, L.L.C., its general partner

By:  _________________________________________________
     Name:
     Title:

                           Exhibit K Signature Page-2

                                    EXHIBIT L

                        FORM OF ASSIGNMENT AND ASSUMPTION

         Reference is made to the Senior Secured Acquisition Term Loan Credit Agreement dated as of November 27, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among El Paso Energy Partners, L.P., El Paso Energy Partners Finance Corporation, the Lenders named therein and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date
(i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

         This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 4.10(b) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 11.6(b) of the Credit Agreement.

         This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):

                            Exhibit L-1

                                                                   Percentage Assigned of Loans
                                                                   (set forth, to at least 8
                                 Principal Amount                  decimals, as a percentage of
                                 Assigned:                         the Loans of all Lenders)
-----------------------------------------------------------------------------------------------
Loans Assigned:                  $                                 %

The terms set forth above and below are hereby agreed to:

                                            [Name of Assignor], as Assignor

                                            By: ___________________________
                                                Name:
                                                Title:

                                            [Name of Assignee], as Assignee

                                            By: ___________________________
                                                Name:
                                                Title:

The undersigned hereby consent to the within assignment:(3)

JPMorgan Chase Bank, as Administrative Agent

By:    ____________________________________________
Name:  ____________________________________________
Title: ____________________________________________

El Paso Energy Partners, L.P., as Borrower

By:    ____________________________________________
Name:  ____________________________________________
Title: ____________________________________________

-------------------------
(3) Consents to be included to the extent required by Section 11.6(b) of the Credit Agreement.

                            Exhibit L-2

                                    EXHIBIT M

                  FORM OF ENVIRONMENTAL COMPLIANCE CERTIFICATE

         The undersigned, being the [President] [Chief Operating Officer] [Chief Financial Officer] of El Paso Energy Partners, L.P. (the "Borrower"), pursuant to subsection 7.2(i) of the Senior Secured Acquisition Term Loan Credit Agreement, dated as of November 27, 2002, among the Borrower, El Paso Energy Partners Finance Corporation, JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), and the banks and other financial institutions which are parties thereto (the "Lenders") (such Credit Agreement, as the same may from time to time be amended, supplemented or otherwise modified, is referred to herein as the "Credit Agreement"), after due inquiry and consultation with the senior operating officers of the Borrower, does hereby certify as of the date hereof to the Lenders as follows:

         19. For the fiscal year ending immediately prior to the date hereof, except as set forth in Schedule I attached hereto, the Borrower and its Subsidiaries have complied and are complying with Section 7.8 of the Credit Agreement;

         20. To the best knowledge of the undersigned after due inquiry and except as set forth in Schedule 5.17, the Borrower and its Subsidiaries are in compliance with all applicable Environmental Laws, noncompliance with which could give rise to a liability in a Material Environmental Amount;

         21. The Borrower and its Subsidiaries have taken steps to minimize the generation of potentially harmful effluents;

         22. The Borrower and its Subsidiaries have established a program of conducting an internal audit of each operating facility of the Borrower and its Subsidiaries to identify actual or potential environmental liabilities which could give rise to a liability in a Material Environmental Amount; and

         23. The Borrower and its Subsidiaries have established a program of training their respective employees in issues of environmental, health and safety compliance, and the Borrower and its Subsidiaries have one or more individuals in charge of implementing the training program.

                            Exhibit M-1

         For purposes of this Certificate, all capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                            EL PASO ENERGY PARTNERS, L.P.

                                            By:   ______________________________
                                            Name:
                                            Title:

Date:

                                   Exhibit M-2

                                    EXHIBIT N

                          FORM OF BORROWING CERTIFICATE

                  Pursuant to subsection 6.1(c) of the Senior Secured Acquisition Term Loan Credit Agreement, dated as of November 27, 2002 (the "Credit Agreement"), among El Paso Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), El Paso Energy Partners Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), the undersigned hereby certifies as follows:

                  (a) The representations and warranties made by the Borrower in or pursuant to each of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof and after giving effect to the Loans requested to be made pursuant to the Credit Agreement (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                  (b) Immediately prior to and immediately after the making of the Loans requested to be made pursuant to the Agreement on the date hereof, no Default or Event of Default will have occurred and will be continuing under the Credit Agreement.

                  (c) At the time of and immediately after the making of any Loan requested to be made pursuant to the Credit Agreement on the date hereof, (i) the ratio of (A) Consolidated Total Senior Indebtedness at such date to (B) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 3.25 to 1.0 and (ii) the ratio of (X) Consolidated Total Indebtedness at such date to (Y) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 5.25 to 1.0; provided, however, that the foregoing certification contained in this paragraph 3 is made by the Borrower in good faith based upon assumptions believed by the Borrower to be reasonable.

Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                                   Exhibit N-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___th day of November, 2002.

                                    EL PASO ENERGY PARTNERS, L.P.

                                    By: _______________________________________
                                        Name:
                                        Title:

                                    EL PASO ENERGY PARTNERS FINANCE CORPORATION

                                    By: _______________________________________
                                        Name:
                                        Title:

                                   Exhibit N-2

                                    EXHIBIT O

                        DESCRIPTION OF CHACO TRANSACTIONS

I.       The Chaco Plant

         The Chaco Plant, the third largest natural gas processing plant in the United States measured by liquids produced, is located in the San Juan Basin in New Mexico. It is capable of processing up to 600 Mmcf/d of natural gas and handling up to 50,000 bbls/d of NGLs. The Chaco Plant is a state of the art cryogenic plant that uses high pressures and extremely low temperatures to remove water, impurities and excess hydrocarbon liquids from the raw natural gas stream and recover ethane as well as propane and the heavier hydrocarbons. The Chaco Plant receives and processes natural gas from the San Juan Gathering System (the "Gathering System"), an over 5,500 mile natural gas gathering system in New Mexico owned and operated by an Affiliate of El Paso Field Services, L.P. ("Field Services").

II.      Prior Status of Chaco Plant

         As of October 2001, the Borrower acquired certain interests, indirectly, in the Chaco Plant through the consummation of the following transactions:

         1. Delos Offshore Company, L.L.C. ("Delos"), a Restricted Subsidiary of the Borrower, purchased all of the notes and certificates issued by The Chaco Liquids Plant Trust, a Massachusetts business trust (the "Trust"), to the sale-leaseback lenders in connection with the sale-leaseback financing transaction that Field Services put in place in 1995;

         2. The effect of the purchase of such notes and certificates was that Delos became the beneficiary of the Trust and acquired title to the Chaco Plant subject to the existing lease documents;

         3.       Delos became the agent for the Trust;

         4. El Paso Energy Partners Operating Company, L.L.C., another Restricted Subsidiary of the Borrower, was appointed as trustee of the Trust, replacing State Street Bank and Trust Company;

         5. The Trust was designated as a Restricted Subsidiary of the Borrower which designation was consented by the Lenders pursuant to the First Amendment to the Existing Credit Agreement dated as of October 10, 2001, and is therefore a Subsidiary Guarantor and has pledged its assets as collateral for the Obligations;

         6. Delos and Field Services entered into a Tolling Agreement under which (a) Field Services dedicated all of the natural gas received into the Gathering System to the Chaco Plant for processing (except for certain amounts of natural gas that were previously dedicated to the nearby Conoco/Blanco Plant, and certain other amounts of natural gas that are used for fuel use, farm taps and lift gas, or temporarily offloaded due to capacity restraints on the Gathering System pursuant

                                   Exhibit O-1
                  to terms of existing gathering agreements), (b) Field Services became obligated to attempt to acquire additional processing rights for gas gathered by the Gathering System, and (c) gas delivered to the Chaco Plant by Field Services has a processing priority over other gas; and

         7. Field Services personnel continue to operate and provide other services related to the Chaco Plant.

III.     Current Status of Chaco Plant

         As of the Closing Date, after giving effect to the Transaction, the Borrower will have acquired, indirectly through its Restricted Subsidiaries, the entire remaining interest in the Chaco Plant.

                                   Exhibit O-2